UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MARCH 31

Date of reporting period:  SEPTEMBER 30, 2016


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED SEPTEMBER 30, 2016




[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA CALIFORNIA BOND FUND]

  ===============================================================

        SEMIANNUAL REPORT
        USAA CALIFORNIA BOND FUND
        FUND SHARES o ADVISER SHARES
        SEPTEMBER 30, 2016

  ===============================================================

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PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

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NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

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

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This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      25

    Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                               41

ADVISORY AGREEMENT(S)                                                         43

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211727-1116

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

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FUND OBJECTIVE

THE USAA CALIFORNIA BOND FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES.

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TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of California, its political subdivisions and instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and California state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN C. BONNELL]                 [PHOTO OF DALE R. HOFFMANN]
JOHN C. BONNELL, CFA                       DALE R. HOFFMANN
USAA Asset                                 USAA Asset
Management Company                         Management Company

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o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   The tax-exempt bond market advanced during the reporting period ended September 30, 2016, as demand for municipal securities outweighed the amount of available supply. Although new issuance picked up, it remained low by historical standards. Furthermore, it was dominated by refunding bonds rather than new issues. In a bond refunding, issuers call existing high-interest bonds and replace them with new bonds that have lower coupon rates. Meanwhile, as demand for municipal bonds increased, municipal bond mutual funds also received positive investment inflows every week of the reporting period. Investors continued to prefer municipal securities for their tax-advantaged status as well as their relative stability.

   Municipal bonds also benefited from the performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term U.S. Treasury securities rallied on strong demand, especially from foreign investors who favored U.S. Treasuries because of their relatively higher yields compared to the government bonds of other developed countries. As U.S. Treasury prices rose, their yields (which move in the opposite direction) fell. During the reporting period, the yield on a 30-year U.S. Treasury security dropped from 2.61% as of 3/31/16 to 2.32% as of 9/30/16.

   Municipal credit quality remained strong as state and local governments continued to practice sound fiscal management and generally maintained healthy reserves. State and local revenues rose, though at a more moderate

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2  | USAA CALIFORNIA BOND FUND

================================================================================

   pace than in the recent past. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls. Unlike corporate issuers, many state and municipal governments have broad taxing powers and are required by law to balance their budgets.

o HOW DID THE USAA CALIFORNIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended September 30, 2016, the Fund Shares and Adviser Shares had a total return of 2.20% and 2.06%, respectively, versus an average return of 2.82% amongst the funds in the Lipper California Municipal Debt Funds category. This compares to returns of 2.90% for the Lipper California Municipal Debt Funds Index and 2.30% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.45% and 3.20%, respectively, compared to the Lipper category average of 3.16%.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

   California's fiscal situation was relatively unchanged during the reporting period. The state controller announced that after four consecutive months of missed budget projections, California's August 2016 revenues had outpaced expectations, based largely on the strength of personal income tax receipts. State revenues are benefiting from a tax initiative approved

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   by voters in November 2012. In addition to its slowly growing economy, California has not recently experienced any dramatic swings in revenue, which had troubled the state in the past. Importantly, state legislators appear committed to spending cuts that are also contributing to stabilization in California's finances. Recognizing California's fiscal progress, Fitch Ratings upgraded the state's general obligation bonds one notch during the reporting period. On September 30, 2016, the state's general obligation bonds were rated Aa3 by Moody's Investors Service, AA- by Standard & Poor's Ratings Services, and AA- by Fitch Ratings, Inc.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   We maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for most of its total return.

   During the reporting period, the Fund continued to benefit from our independent research. In our efforts to find attractive opportunities, we continued to work with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Each security is researched, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential risks.

   The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

   Thank you for allowing us to help you with your investment needs.

   Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.

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4  | USAA CALIFORNIA BOND FUND

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INVESTMENT OVERVIEW

USAA CALIFORNIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USCBX)

--------------------------------------------------------------------------------
                                               9/30/16              3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $718.9 Million       $698.7 Million
Net Asset Value Per Share                       $11.35               $11.29

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                  $0.392               $0.418
Capital Gain Distributions Per Share              -                    -
Dollar-Weighted Average
Portfolio Maturity(+)                         16.4 Years           14.5 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16 - 9/30/16*          1 YEAR           5 YEARS             10 YEARS
          2.20%                 5.09%             6.02%                4.81%

--------------------------------------------------------------------------------
    30-DAY SEC YIELD** AS OF 9/30/16           EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
              1.52%                                        0.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

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AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED
SEPTEMBER 30, 2016

--------------------------------------------------------------------------------------------------
                          TOTAL RETURN       =      DIVIDEND RETURN         +      PRICE CHANGE
--------------------------------------------------------------------------------------------------
10 YEARS                      4.81%           =           4.46%              +          0.35%
5 YEARS                       6.02%           =           4.04%              +          1.98%
1 YEAR                        5.09%           =           3.57%              +          1.52%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2007-SEPTEMBER 30, 2016

    [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                           TOTAL                 DIVIDEND          CHANGE IN
                           RETURN                 RETURN          SHARE PRICE
-----------------------------------------------------------------------------
9/30/07                     1.76%                  4.29%              -2.53%
9/30/08                    -5.92%                  4.31%             -10.23%
9/30/09                    14.80%                  5.97%               8.83%
9/30/10                     5.18%                  4.89%               0.29%
9/30/11                     3.34%                  4.95%              -1.61%
9/30/12                    12.25%                  4.55%               7.70%
9/30/13                    -1.67%                  3.84%              -5.51%
9/30/14                    11.07%                  4.38%               6.69%
9/30/15                     3.96%                  3.87%               0.09%
9/30/16                     5.09%                  1.52%               1.52%

                                   [END CHART]

   NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

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6  | USAA CALIFORNIA BOND FUND

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TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/16, and assuming California state tax
rates of:                             9.30%      9.30%        9.30%       9.30%
and assuming marginal federal tax
rates of:                            28.00%     36.80%*      38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years              4.46%           6.83%      7.78%        8.03%        8.69%
5 Years               4.04%           6.19%      7.05%        7.28%        7.87%
1 Year                3.57%           5.47%      6.23%        6.43%        6.95%

To match the Fund Shares' closing 30-day SEC Yield of 1.52% on 09/30/16
A FULLY TAXABLE INVESTMENT MUST PAY:  2.33%      2.65%        2.74%        2.96%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                          LIPPER CALIFORNIA
                            USAA CALIFORNIA                 MUNICIPAL DEBT            BLOOMBERG BARCLAYS
                            BOND FUND SHARES                 FUNDS INDEX             MUNICIPAL BOND INDEX
09/30/06                      $10,000.00                     $10,000.00                   $10,000.00
10/31/06                       10,079.00                      10,068.59                    10,062.71
11/30/06                       10,187.00                      10,155.56                    10,146.59
12/31/06                       10,141.00                      10,114.19                    10,110.74
01/31/07                       10,110.00                      10,096.78                    10,084.85
02/28/07                       10,248.00                      10,220.19                    10,217.74
03/31/07                       10,203.00                      10,189.74                    10,192.55
04/30/07                       10,238.00                      10,224.24                    10,222.72
05/31/07                       10,183.00                      10,177.48                    10,177.46
06/30/07                       10,118.00                      10,112.42                    10,124.72
07/31/07                       10,145.00                      10,166.11                    10,203.21
08/31/07                        9,990.00                      10,042.16                    10,159.19
09/30/07                       10,175.00                      10,190.27                    10,309.52
10/31/07                       10,213.00                      10,224.44                    10,355.47
11/30/07                       10,226.00                      10,234.48                    10,421.50
12/31/07                       10,194.00                      10,212.55                    10,450.43
01/31/08                       10,260.00                      10,304.86                    10,582.21
02/29/08                        9,630.00                       9,731.99                    10,097.73
03/31/08                        9,986.00                      10,019.88                    10,386.34
04/30/08                       10,201.00                      10,164.38                    10,507.88
05/31/08                       10,270.00                      10,236.55                    10,571.41
06/30/08                       10,114.00                      10,110.82                    10,452.09
07/31/08                       10,046.00                      10,093.81                    10,491.82
08/31/08                       10,176.00                      10,207.87                    10,614.60
09/30/08                        9,573.00                       9,652.72                    10,116.83
10/31/08                        9,220.00                       9,328.82                    10,013.57
11/30/08                        9,099.00                       9,207.07                    10,045.40
12/31/08                        8,917.00                       9,109.22                    10,191.86
01/31/09                        9,435.00                       9,573.35                    10,564.91
02/28/09                        9,558.00                       9,669.87                    10,620.41
03/31/09                        9,497.00                       9,584.91                    10,622.35
04/30/09                        9,775.00                       9,846.85                    10,834.56
05/31/09                       10,002.00                      10,065.10                    10,949.17
06/30/09                        9,785.00                       9,895.27                    10,846.60
07/31/09                        9,903.00                      10,034.60                    11,028.07
08/31/09                       10,277.00                      10,335.72                    11,216.61
09/30/09                       10,990.00                      10,966.12                    11,619.14
10/31/09                       10,612.00                      10,654.08                    11,375.24
11/30/09                       10,506.00                      10,646.84                    11,469.23
12/31/09                       10,596.00                      10,719.08                    11,507.99
01/31/10                       10,614.00                      10,772.98                    11,567.92
02/28/10                       10,690.00                      10,892.23                    11,680.05
03/31/10                       10,744.00                      10,902.93                    11,652.09
04/30/10                       10,973.00                      11,084.67                    11,793.69
05/31/10                       11,068.00                      11,154.54                    11,882.15
06/30/10                       11,025.00                      11,129.22                    11,889.21
07/31/10                       11,180.00                      11,269.24                    12,037.46
08/31/10                       11,550.00                      11,588.36                    12,313.06
09/30/10                       11,559.00                      11,596.31                    12,293.82
10/31/10                       11,525.00                      11,584.78                    12,259.77
11/30/10                       11,059.00                      11,225.77                    12,014.62
12/31/10                       10,685.00                      10,941.76                    11,781.79
01/31/11                       10,403.00                      10,756.26                    11,695.00
02/28/11                       10,595.00                      10,948.56                    11,881.18
03/31/11                       10,539.00                      10,871.56                    11,841.59
04/30/11                       10,768.00                      11,083.46                    12,053.65
05/31/11                       11,096.00                      11,353.29                    12,259.63
06/30/11                       11,222.00                      11,441.29                    12,302.40
07/31/11                       11,406.00                      11,575.26                    12,427.95
08/31/11                       11,646.00                      11,760.83                    12,640.57
09/30/11                       11,948.00                      11,955.43                    12,771.24
10/31/11                       11,896.00                      11,910.45                    12,723.76
11/30/11                       11,952.00                      11,969.25                    12,798.93
12/31/11                       12,260.00                      12,232.63                    13,042.41
01/31/12                       12,723.00                      12,660.11                    13,344.04
02/29/12                       12,779.00                      12,708.21                    13,357.19
03/31/12                       12,706.00                      12,642.25                    13,270.40
04/30/12                       12,879.00                      12,817.94                    13,423.49
05/31/12                       13,042.00                      12,965.10                    13,534.92
06/30/12                       13,039.00                      12,955.09                    13,520.39
07/31/12                       13,261.00                      13,200.39                    13,734.67
08/31/12                       13,321.00                      13,233.67                    13,750.31
09/30/12                       13,409.00                      13,338.56                    13,833.37
10/31/12                       13,489.00                      13,409.90                    13,872.40
11/30/12                       13,755.00                      13,714.82                    14,100.94
12/31/12                       13,627.00                      13,508.43                    13,926.66
01/31/13                       13,730.00                      13,615.94                    13,984.66
02/28/13                       13,799.00                      13,667.82                    14,027.02
03/31/13                       13,782.00                      13,600.07                    13,966.53
04/30/13                       13,926.00                      13,780.07                    14,119.63
05/31/13                       13,837.00                      13,615.90                    13,947.15
06/30/13                       13,245.00                      13,069.20                    13,552.23
07/31/13                       13,029.00                      12,879.54                    13,433.74
08/31/13                       12,790.00                      12,643.55                    13,242.02
09/30/13                       13,185.00                      12,973.68                    13,527.03
10/31/13                       13,282.00                      13,090.36                    13,633.90
11/30/13                       13,267.00                      13,064.16                    13,605.80
12/31/13                       13,225.00                      13,041.14                    13,571.05
01/31/14                       13,642.00                      13,377.63                    13,835.44
02/28/14                       13,842.00                      13,583.48                    13,997.67
03/31/14                       13,925.00                      13,645.00                    14,021.21
04/30/14                       14,152.00                      13,837.01                    14,189.67
05/31/14                       14,368.00                      14,074.61                    14,372.39
06/30/14                       14,388.00                      14,079.95                    14,384.85
07/31/14                       14,409.00                      14,117.01                    14,410.18
08/31/14                       14,574.00                      14,323.78                    14,584.73
09/30/14                       14,645.00                      14,394.72                    14,599.54
10/31/14                       14,761.00                      14,514.26                    14,699.62
11/30/14                       14,791.00                      14,535.84                    14,725.09
12/31/14                       14,892.00                      14,644.05                    14,799.29
01/31/15                       15,083.00                      14,927.91                    15,061.60
02/28/15                       14,998.00                      14,776.43                    14,906.29
03/31/15                       15,058.00                      14,832.30                    14,949.34
04/30/15                       15,012.00                      14,738.06                    14,870.85
05/31/15                       14,993.00                      14,702.14                    14,829.74
06/30/15                       14,974.00                      14,657.24                    14,816.31
07/31/15                       15,065.00                      14,765.39                    14,923.59
08/31/15                       15,123.00                      14,813.55                    14,952.94
09/30/15                       15,226.00                      14,921.23                    15,061.18
10/31/15                       15,289.00                      14,986.90                    15,121.12
11/30/15                       15,349.00                      15,072.44                    15,181.20
12/31/15                       15,440.00                      15,213.67                    15,287.92
01/31/16                       15,536.00                      15,369.79                    15,470.36
02/29/16                       15,570.00                      15,391.92                    15,494.59
03/31/16                       15,657.00                      15,490.53                    15,543.73
04/30/16                       15,760.00                      15,617.94                    15,658.07
05/31/16                       15,817.00                      15,697.18                    15,700.42
06/30/16                       16,029.00                      15,991.39                    15,950.14
07/31/16                       16,002.00                      15,971.48                    15,959.83
08/31/16                       16,057.00                      16,014.02                    15,981.42
09/30/16                       16,004.00                      15,939.57                    15,901.69

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Shares to the following benchmarks:

o The unmanaged Lipper California Municipal Debt Funds Index measures the Fund's performance to that of the Lipper California Municipal Debt Funds category that limit their assets to those securities exempt from taxation in the state of California.

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax- exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                     LIPPER CALIFORNIA
                          USAA CALIFORNIA              MUNICIPAL DEBT
                         BOND FUND SHARES              FUNDS AVERAGE
09/30/07                       4.44%                        3.90%
09/30/08                       5.08%                        4.38%
09/30/09                       4.72%                        4.16%
09/30/10                       4.61%                        4.17%
09/30/11                       4.64%                        4.24%
09/30/12                       4.02%                        3.78%
09/30/13                       4.16%                        3.73%
09/30/14                       3.92%                        3.54%
09/30/15                       3.81%                        3.42%
09/30/16                       3.45%                        3.16%

                           [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/07 through 9/30/16.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA CALIFORNIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UXABX)

--------------------------------------------------------------------------------
                                               9/30/16              3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $8.3 Million         $8.3 Million
Net Asset Value Per Share                      $11.34               $11.28

LAST 12 MONTHS
Tax-Exempt Dividends Per Share                 $0.363               $0.390
Capital Gain Distributions Per Share             -                     -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
  3/31/16 - 9/30/16*        1 YEAR       5 YEARS       SINCE INCEPTION 8/01/10
        2.06%                4.83%        5.75%                 5.72%

--------------------------------------------------------------------------------
30-DAY SEC YIELD** AS OF 9/30/16                EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
             1.26%                                          0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA CALIFORNIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.26% on 09/30/16 and assuming California state tax

rates of:                                9.30%      9.30%      9.30%      9.30%
and assuming marginal federal tax
rates of:                               28.00%     36.80%*    38.80%*    43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:     1.93%      2.20%      2.27%      2.45%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      LIPPER CALIFORNIA           USAA CALIFORNIA          BLOOMBERG BARCLAYS
                        MUNICIPAL DEBT               BOND FUND               MUNICIPAL BOND
                          FUNDS INDEX              ADVISER SHARES                INDEX
07/31/10                  $10,000.00                 $10,000.00                $10,000.00
08/31/10                   10,283.17                  10,327.02                 10,228.95
09/30/10                   10,290.23                  10,342.20                 10,212.97
10/31/10                   10,280.00                  10,308.42                 10,184.68
11/30/10                    9,961.43                   9,878.64                  9,981.03
12/31/10                    9,709.40                   9,551.35                  9,787.61
01/31/11                    9,544.79                   9,296.62                  9,715.50
02/28/11                    9,715.44                   9,465.58                  9,870.17
03/31/11                    9,647.11                   9,412.89                  9,837.28
04/30/11                    9,835.14                   9,614.75                 10,013.45
05/31/11                   10,074.58                   9,895.21                 10,184.57
06/30/11                   10,152.67                  10,005.14                 10,220.10
07/31/11                   10,271.55                  10,166.77                 10,324.40
08/31/11                   10,436.22                  10,378.91                 10,501.03
09/30/11                   10,608.91                  10,655.90                 10,609.58
10/31/11                   10,568.99                  10,608.40                 10,570.14
11/30/11                   10,621.17                  10,646.51                 10,632.58
12/31/11                   10,854.88                  10,929.25                 10,834.86
01/31/12                   11,234.21                  11,340.94                 11,085.43
02/29/12                   11,276.90                  11,377.94                 11,096.35
03/31/12                   11,218.36                  11,309.99                 11,024.25
04/30/12                   11,374.27                  11,472.97                 11,151.44
05/31/12                   11,504.86                  11,616.02                 11,244.01
06/30/12                   11,495.97                  11,600.98                 11,231.93
07/31/12                   11,713.65                  11,796.92                 11,409.94
08/31/12                   11,743.18                  11,847.72                 11,422.94
09/30/12                   11,836.25                  11,923.87                 11,491.93
10/31/12                   11,899.56                  11,993.17                 11,524.36
11/30/12                   12,170.14                  12,227.90                 11,714.22
12/31/12                   11,987.00                  12,110.44                 11,569.44
01/31/13                   12,082.39                  12,200.13                 11,617.62
02/28/13                   12,128.43                  12,259.65                 11,652.81
03/31/13                   12,068.31                  12,242.45                 11,602.56
04/30/13                   12,228.03                  12,367.64                 11,729.74
05/31/13                   12,082.36                  12,283.42                 11,586.46
06/30/13                   11,597.23                  11,758.34                 11,258.38
07/31/13                   11,428.93                  11,563.45                 11,159.95
08/31/13                   11,219.52                  11,346.35                 11,000.68
09/30/13                   11,512.47                  11,696.97                 11,237.45
10/31/13                   11,616.01                  11,780.42                 11,326.23
11/30/13                   11,592.76                  11,764.63                 11,302.88
12/31/13                   11,572.34                  11,724.90                 11,274.02
01/31/14                   11,870.92                  12,090.44                 11,493.66
02/28/14                   12,053.58                  12,265.86                 11,628.43
03/31/14                   12,108.18                  12,339.39                 11,647.98
04/30/14                   12,278.57                  12,538.43                 11,787.93
05/31/14                   12,489.40                  12,726.15                 11,939.72
06/30/14                   12,494.14                  12,742.24                 11,950.07
07/31/14                   12,527.03                  12,757.86                 11,971.12
08/31/14                   12,710.51                  12,900.16                 12,116.12
09/30/14                   12,773.46                  12,961.86                 12,128.43
10/31/14                   12,879.54                  13,046.90                 12,211.57
11/30/14                   12,898.68                  13,085.37                 12,232.73
12/31/14                   12,994.71                  13,170.14                 12,294.37
01/31/15                   13,246.60                  13,336.63                 12,512.28
02/28/15                   13,112.18                  13,258.43                 12,383.26
03/31/15                   13,161.75                  13,309.37                 12,419.02
04/30/15                   13,078.13                  13,266.59                 12,353.82
05/31/15                   13,046.25                  13,247.47                 12,319.66
06/30/15                   13,006.42                  13,227.24                 12,308.51
07/31/15                   13,102.38                  13,301.82                 12,397.63
08/31/15                   13,145.12                  13,353.04                 12,422.01
09/30/15                   13,240.67                  13,440.51                 12,511.93
10/31/15                   13,298.95                  13,492.18                 12,561.73
11/30/15                   13,374.85                  13,543.84                 12,611.63
12/31/15                   13,500.17                  13,617.60                 12,700.29
01/31/16                   13,638.71                  13,703.35                 12,851.86
02/29/16                   13,658.35                  13,730.57                 12,871.98
03/31/16                   13,745.85                  13,805.49                 12,912.80
04/30/16                   13,858.91                  13,893.00                 13,007.79
05/31/16                   13,929.22                  13,940.00                 13,042.97
06/30/16                   14,190.30                  14,124.00                 13,250.42
07/31/16                   14,172.63                  14,097.00                 13,258.47
08/31/16                   14,210.38                  14,142.00                 13,276.41
09/30/16                   14,144.32                  14,092.00                 13,210.17

                                   [END CHART]

                       Data from 7/31/10 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA California Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper California Municipal Debt Funds Index and the Bloomberg Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA CALIFORNIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                            USAA CALIFORNIA       LIPPER CALIFORNIA
                               BOND FUND            MUNICIPAL DEBT
                             ADVISER SHARES          FUNDS AVERAGE
09/30/11                          4.34%                   4.24%
09/30/12                          3.82%                   3.78%
09/30/13                          3.92%                   3.73%
09/30/14                          3.68%                   3.54%
09/30/15                          3.55%                   3.42%
09/30/16                          3.20%                   3.16%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/11 through 9/30/16.

The Lipper California Municipal Debt Funds Average is an average performance level of all California municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                          o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

General Obligation ......................................................  16.0%
Hospital ................................................................  14.1%
Appropriated Debt .......................................................  14.0%
Special Assessment/Tax/Fee ..............................................  12.9%
Water/Sewer Utility .....................................................  12.3%
Real Estate Tax/Fee .....................................................   8.7%
Toll Roads ..............................................................   5.1%
Electric/Gas Utilities ..................................................   4.3%
Airport/Port ............................................................   3.9%
Nursing/CCRC ............................................................   3.3%

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

14  | USAA CALIFORNIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 9/30/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         0.8%
AA                                                                         64.4%
A                                                                          22.4%
BBB                                                                         9.0%
BELOW INVESTMENT-GRADE                                                      2.3%
UNRATED                                                                     1.1%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o  CATEGORIES AND DEFINITIONS

   FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

   PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

   VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   CCD       Community College District
   PRE       Pre-refunded to a date prior to maturity
   USD       Unified School District

   CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

================================================================================

16  | USAA CALIFORNIA BOND FUND

================================================================================

(INS)  Principal and interest payments are insured by one of the following:
       AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

(LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America Corp., Deutsche Bank A.G., Dexia Credit Local, or JPMorgan Chase & Co.

(LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

(NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from California Health Insurance Construction Loan Insurance Program.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                  COUPON           FINAL             VALUE
(000)       SECURITY                                                     RATE           MATURITY           (000)
----------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (90.0%)

            CALIFORNIA (87.0%)
$ 2,000     Alameda Corridor Transportation Auth.                        5.00%         10/01/2037       $  2,399
  1,500     Anaheim Public Financing Auth.                               5.00           5/01/2046          1,780
  4,235     Association of Bay Area Governments (NBGA)                   5.00           1/01/2033          5,010
 17,520     Association of Bay Area Governments (INS)                    4.75           3/01/2036         17,779
  1,500     Association of Bay Area Governments                          5.00           7/01/2042          1,675
  3,085     Burbank USD, 4.30%, 8/01/2023                                4.30(a)        8/01/2033          2,681
  3,000     Burbank USD, 4.35%, 8/01/2023                                4.35(a)        8/01/2034          2,598
  5,265     Carlsbad USD (INS)                                           5.00          10/01/2034          5,820
  9,500     Centinela Valley Union High School District (b)              4.00           8/01/2050         10,283
  3,000     Central USD (INS) (PRE)                                      5.50           8/01/2029          3,389
  5,000     Chula Vista                                                  5.88           1/01/2034          5,604
  6,000     City and County of San Francisco Airport Commission          4.90           5/01/2029          6,701
  1,350     Corona-Norco USD                                             5.00           9/01/2032          1,580
  6,000     Educational Facilities Auth.                                 5.38           4/01/2034          6,774
  1,000     Educational Facilities Auth.                                 5.00          10/01/2037          1,196
  3,100     Educational Facilities Auth.                                 5.00          10/01/2049          3,769
  1,500     Elk Grove Finance Auth. (INS)                                5.00           9/01/2038          1,782
 15,000     Foothill/Eastern Transportation
              Corridor Agency (INS)                                      4.21(c)        1/15/2034          8,395
  7,500     Foothill/Eastern Transportation
              Corridor Agency (INS)                                      4.25(c)        1/15/2035          4,052
 18,000     Golden State Tobacco Securitization (INS)                    4.55(a)        6/01/2022         19,001
 17,000     Golden State Tobacco Securitization                          5.00           6/01/2033         17,147
    610     Health Facilities Financing Auth. (NBGA)                     5.50           1/01/2019            612
  5,000     Health Facilities Financing Auth.                            5.00           7/01/2033          5,905
  2,000     Health Facilities Financing Auth. (PRE)                      6.50          10/01/2033          2,227
  8,105     Health Facilities Financing Auth.                            4.00           3/01/2039          8,902
  1,050     Health Facilities Financing Auth. (NBGA)                     5.00           7/01/2039          1,247
  2,100     Health Facilities Financing Auth.                            5.00          11/15/2039          2,481
 14,000     Health Facilities Financing Auth.                            4.00          11/15/2041         15,317
  7,805     Health Facilities Financing Auth. (NBGA)                     5.00           6/01/2042          8,959
  2,300     Health Facilities Financing Auth. (NBGA)                     5.00           7/01/2044          2,722
 10,000     Health Facilities Financing Auth.                            4.00          10/01/2047         10,850
  9,310     Indio Redevelopment Agency                                   5.25           8/15/2031          9,965
  6,000     Inland Empire Tobacco Securitization Auth.                   5.75(a)        6/01/2026          6,407
  1,000     Jurupa Public Financing Auth.                                5.00           9/01/2042          1,151
  3,875     Long Beach Bond Finance Auth.                                5.00          11/15/2035          4,990
  2,000     Los Angeles County Public Works Financing Auth.              5.00          12/01/2044          2,380

================================================================================

18  | USAA CALIFORNIA BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                  COUPON           FINAL             VALUE
(000)       SECURITY                                                     RATE           MATURITY           (000)
----------------------------------------------------------------------------------------------------------------
$ 6,000     Los Angeles County Public Works Financing Auth.              5.00%         12/01/2045       $  7,244
 10,000     Madera Redevelopment Agency                                  5.38           9/01/2038         10,695
  5,790     March Joint Powers Redevelopment Agency (INS)                4.00           8/01/2041          6,357
  6,000     Modesto Irrigation District                                  5.75          10/01/2034          6,659
  3,435     Monrovia Financing Auth.                                     5.00          12/01/2045          4,094
  2,345     Monrovia Financing Auth. (INS)                               5.00          12/01/2045          2,795
  7,500     Monterey Peninsula CCD (INS) (PRE)                           5.11(c)        8/01/2029          4,142
  2,000     Mountain View Shoreline Regional Park
              Community(d)                                               5.63           8/01/2035          2,374
  1,000     Municipal Finance Auth.                                      5.00           6/01/2050          1,143
  1,500     Norco Redevelopment Agency                                   5.88           3/01/2032          1,725
  1,250     Norco Redevelopment Agency                                   6.00           3/01/2036          1,444
  5,000     Norwalk Redevelopment Agency (INS)                           5.00          10/01/2030          5,016
  3,500     Norwalk Redevelopment Agency (INS)                           5.00          10/01/2035          3,513
  7,500     Norwalk-La Mirada USD (INS)                                  5.00(c)        8/01/2030          5,067
  6,205     Oakdale Irrigation District (PRE)                            5.50           8/01/2034          7,008
  5,500     Palomar Pomerado Health (INS)                                4.89(c)        8/01/2026          4,268
 12,230     Palomar Pomerado Health (INS)                                6.05(c)        8/01/2031          7,687
  2,000     Pittsburg Successor Redevelopment Agency (INS)               5.00           9/01/2029          2,496
  4,000     Pollution Control Financing Auth.(e)                         5.25           8/01/2040          4,487
 10,000     Pollution Control Financing Auth.                            5.00          11/21/2045         10,283
  1,500     Pomona USD (INS)                                             5.00           8/01/2039          1,770
  6,875     Public Works Board                                           5.00           4/01/2031          6,902
  5,705     Public Works Board                                           5.00           4/01/2031          5,727
  5,000     Regents of the Univ. of California Medical Center            4.00           5/15/2044          5,530
  2,800     Rio Elementary School District (INS)                         4.00           8/01/2045          3,090
  9,880     Riverside County Public Financing Auth. (INS) (PRE)          4.75          10/01/2035          9,881
    120     Riverside County Public Financing Auth. (INS)                4.75          10/01/2035            120
  1,250     Riverside County Public Financing Auth. (INS)                4.00          10/01/2036          1,380
  1,625     Riverside County Public Financing Auth. (INS)                4.00          10/01/2037          1,793
  2,000     Riverside County Redevelopment Successor
              Agency (INS)                                               4.00          10/01/2037          2,207
  2,000     Riverside County Transportation Commission                   5.25           6/01/2039          2,437
  7,115     Roseville Finance Auth.                                      5.00           2/01/2037          7,987
  2,000     Sacramento Area Flood Control Agency (INS)                   5.00          10/01/2044          2,351
  7,030     Sacramento City Financing Auth. (INS) (PRE)                  5.00          12/01/2036          7,081
  1,020     Sacramento USD (INS)                                         5.00           7/01/2038          1,196
  2,000     San Diego County Regional Airport Auth.                      5.00           7/01/2040          2,251
  2,500     San Diego Public Facilities Financing Auth.                  5.00          10/15/2044          3,016
  1,000     San Diego Public Financing Auth. (PRE)                       5.25           5/15/2029          1,155
  3,500     San Francisco City and County Airport (PRE)                  5.25           5/01/2026          3,747
 10,000     San Jose Financing Auth.                                     5.00           6/01/2039         11,775
  3,000     San Jose Redevelopment Agency (INS)                          4.45           8/01/2032          3,071

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                  COUPON           FINAL             VALUE
(000)       SECURITY                                                     RATE           MATURITY           (000)
----------------------------------------------------------------------------------------------------------------
$ 1,500     San Luis & Delta-Mendota (INS)                               5.00%          3/01/2038       $  1,721
  3,000     San Marcos USD Financing Auth. (INS)                         5.00           8/15/2035          3,384
  5,000     San Ramon Successor Redevelopment Agency (INS)               5.00           2/01/2038          5,894
  3,500     Santa Barbara Financing Auth.                                5.00           7/01/2029          3,854
  9,000     Santa Barbara Financing Auth.                                5.00           7/01/2039          9,891
  2,000     Santa Clara                                                  5.25           7/01/2032          2,354
  5,250     Santa Clarita Community College District                     4.00           8/01/2046          5,860
    900     Santa Cruz County Redevelopment Successor
              Agency (INS)                                               4.00           9/01/2035          1,004
  6,000     Santa Cruz County Redevelopment Successor
              Agency (INS)                                               5.00           9/01/2035          7,235
  1,350     Santa Cruz County Redevelopment Successor
              Agency (INS)                                               4.00           9/01/2036          1,500
  1,750     School Finance Auth.(e)                                      5.00           8/01/2041          2,006
  2,250     School Finance Auth.(e)                                      5.00           8/01/2046          2,566
  1,750     Sierra View Local Health Care District (PRE)                 5.25           7/01/2037          1,809
 10,000     South Orange County Public Financing Auth. (INS)             5.00           8/15/2032         10,029
  2,070     South Orange County Public Financing Auth.                   5.00           4/01/2035          2,523
  1,075     South Orange County Public Financing Auth.                   5.00           4/01/2036          1,305
  4,000     State                                                        5.25           2/01/2030          4,807
  6,000     State                                                        4.50           8/01/2030          6,069
  5,000     State                                                        5.75           4/01/2031          5,583
  3,000     State                                                        5.00           2/01/2043          3,539
  2,500     State                                                        5.00           9/01/2045          3,078
  8,000     State                                                        4.00           9/01/2046          8,907
  2,225     Statewide Communities Dev. Auth. (INS)(d)                    4.50           2/01/2027          2,242
 11,795     Statewide Communities Dev. Auth. (NBGA) (PRE)                5.00          12/01/2027         12,384
  4,225     Statewide Communities Dev. Auth.                             5.50           7/01/2031          4,374
  4,000     Statewide Communities Dev. Auth. (INS)(d)                    4.60           2/01/2037          4,025
 13,000     Statewide Communities Dev. Auth. (NBGA) (PRE)                5.00          12/01/2037         13,649
  3,500     Statewide Communities Dev. Auth. (NBGA) (PRE)                5.75           8/15/2038          3,822
  2,500     Statewide Communities Dev. Auth.                             5.00          11/15/2038          2,658
  2,000     Statewide Communities Dev. Auth.                             5.00           5/15/2040          2,389
  1,500     Statewide Communities Dev. Auth.                             5.00           5/15/2042          1,680
    500     Statewide Communities Dev. Auth.                             5.00          11/01/2043            592
  2,400     Statewide Communities Dev. Auth. (NBGA)                      5.00           8/01/2044          2,804
  1,500     Statewide Communities Dev. Auth.                             5.00           5/15/2047          1,672
  3,000     Statewide Communities Dev. Auth.                             4.00           8/15/2051          3,247
  1,575     Temecula Valley USD (INS)                                    5.00           9/01/2040          1,853
  7,500     Temecula Valley USD (INS)                                    4.00           8/01/2045          8,280
  5,710     Tulare (INS)                                                 4.00          11/15/2041          6,302
  5,000     Tulare (INS)                                                 4.00          11/15/2044          5,505
  7,190     Tuolumne Wind Project Auth. (PRE)                            5.63           1/01/2029          7,953

================================================================================

20  | USAA CALIFORNIA BOND FUND

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                  COUPON           FINAL             VALUE
(000)       SECURITY                                                     RATE           MATURITY           (000)
----------------------------------------------------------------------------------------------------------------
$ 4,000     Val Verde USD (INS)                                          5.00%          3/01/2029       $  4,339
  1,105     Val Verde USD (INS)                                          5.00           8/01/2034          1,331
  1,530     Val Verde USD (INS)                                          5.00           8/01/2035          1,834
  1,500     Val Verde USD (INS)                                          5.13           3/01/2036          1,630
  4,000     Val Verde USD (INS)                                          5.00           8/01/2044          4,733
  4,475     Val Verde USD (INS)                                          4.00           8/01/2045          4,902
  4,813     Vallejo Sanitation and Flood Control District (INS)(d)       5.00           7/01/2019          5,045
  5,000     Victor Valley Union High School District (INS)               4.00           8/01/2037          5,558
  7,000     Vista (INS) (PRE)                                            5.00           5/01/2037          7,175
  1,250     Washington Township Health Care District                     6.00           7/01/2029          1,397
  6,080     Washington Township Health Care District                     5.00           7/01/2037          6,207
  4,585     West Kern Water District(d)                                  5.00           6/01/2028          5,238
  6,000     Western Placer USD (INS)(b)                                  4.00           8/01/2041          6,630
                                                                                                        --------
                                                                                                         632,862
                                                                                                        --------
            GUAM (1.9%)
  1,000     Power Auth.                                                  5.00          10/01/2034          1,103
  4,000     Waterworks Auth.                                             5.50           7/01/2043          4,620
  7,000     Waterworks Auth.                                             5.00           1/01/2046          8,080
                                                                                                        --------
                                                                                                          13,803
                                                                                                        --------
            U.S. VIRGIN ISLANDS (1.1%)
  1,805     Public Finance Auth.                                         4.00          10/01/2022          1,775
  1,500     Public Finance Auth.                                         5.00          10/01/2027          1,512
  1,500     Public Finance Auth.                                         5.00          10/01/2032          1,495
  3,000     Public Finance Auth.(e)                                      5.00           9/01/2033          3,394
                                                                                                        --------
                                                                                                           8,176
                                                                                                        --------
            Total Fixed-Rate Instruments (cost: $613,629)                                                654,841
                                                                                                        --------

            PUT BONDS (3.5%)

            CALIFORNIA (3.5%)
 15,000     Bay Area Toll Auth.                                          2.09(f)        4/01/2036         15,272
 10,000     Twin Rivers USD (INS)                                        3.20           6/01/2041         10,018
                                                                                                        --------
                                                                                                          25,290
                                                                                                        --------
            Total Put Bonds (cost: $25,000)                                                               25,290
                                                                                                        --------

            VARIABLE-RATE DEMAND NOTES (7.9%)

            CALIFORNIA (7.9%)
 10,120     Anaheim Public Financing Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(e)                              1.09           9/01/2030         10,120
  1,800     Antioch USD (LIQ) (LOC - Deutsche Bank A.G.)(e)              0.99           8/01/2047          1,800
  8,770     Bay Area Toll Auth. (LIQ)(e)                                 1.05           4/01/2039          8,770

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

----------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                 MARKET
AMOUNT                                                                  COUPON           FINAL             VALUE
(000)       SECURITY                                                     RATE           MATURITY           (000)
----------------------------------------------------------------------------------------------------------------
$ 5,355     Sacramento City Financing Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(e)                              1.03%         12/01/2030        $ 5,355
  9,595     Semitropic Improvement District (LIQ)(e)                     1.09           6/01/2017          9,595
  5,990     State (LIQ) (LOC - Dexia Credit Local)(e)                    1.02           8/01/2027          5,990
 15,895     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                        1.49           5/01/2040         15,895
                                                                                                        --------
                                                                                                          57,525
                                                                                                        --------
            Total Variable-Rate Demand Notes (cost: $57,525)                                              57,525
                                                                                                        --------

            TOTAL INVESTMENTS (COST: $696,154)                                                          $737,656
                                                                                                        ========

----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                      VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------
ASSETS                                         LEVEL 1                  LEVEL 2          LEVEL 3           TOTAL
----------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                              $-                 $654,841               $-        $654,841
Put Bonds                                            -                   25,290                -          25,290
Variable-Rate Demand Notes                           -                   57,525                -          57,525
----------------------------------------------------------------------------------------------------------------
Total                                               $-                 $737,656               $-        $737,656
----------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA CALIFORNIA BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o  SPECIFIC NOTES

   (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

   (b) At September 30, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $16,913,000, of which all were when-issued securities.

   (c) Zero-coupon security. Rate represents the effective yield at the date of purchase.

   (d) At September 30, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

   (e) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

       Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at September 30, 2016.

See accompanying notes to financial statements.

================================================================================

24  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $696,154)                                  $737,656
   Cash                                                                                                 48
   Receivables:
      Capital shares sold                                                                               64
      Interest                                                                                       7,260
      Other                                                                                             23
                                                                                                  --------
         Total assets                                                                              745,051
                                                                                                  --------
LIABILITIES
   Payables:
      Securities purchased                                                                          16,761
      Capital shares redeemed                                                                          411
      Dividends on capital shares                                                                      508
   Accrued management fees                                                                             166
   Accrued transfer agent's fees                                                                         5
   Other accrued expenses and payables                                                                  49
                                                                                                  --------
         Total liabilities                                                                          17,900
                                                                                                  --------
            Net assets applicable to capital shares outstanding                                   $727,151
                                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                $691,257
   Undistributed net investment income                                                                   1
   Accumulated net realized loss on investments                                                     (5,609)
   Net unrealized appreciation of investments                                                       41,502
                                                                                                  --------
            Net assets applicable to capital shares outstanding                                   $727,151
                                                                                                  ========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $718,865/63,345
         capital shares outstanding, no par value)                                                $  11.35
                                                                                                  ========
      Adviser Shares (net assets of $8,286/731
         capital shares outstanding, no par value)                                                $  11.34
                                                                                                  ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                                 $13,677
                                                                                                   -------
EXPENSES
   Management fees                                                                                   1,025
   Administration and servicing fees:
      Fund Shares                                                                                      536
      Adviser Shares                                                                                     6
   Transfer agent's fees:
      Fund Shares                                                                                       82
      Adviser Shares                                                                                     1
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                                    11
   Custody and accounting fees:
      Fund Shares                                                                                       52
      Adviser Shares                                                                                     1
   Postage:
      Fund Shares                                                                                        5
   Shareholder reporting fees:
      Fund Shares                                                                                        9
   Trustees' fees                                                                                       15
   Professional fees                                                                                    45
   Other                                                                                                 9
                                                                                                   -------
         Total expenses                                                                              1,797
                                                                                                   -------
NET INVESTMENT INCOME                                                                               11,880
                                                                                                   -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                                 1,181
   Change in net unrealized appreciation/(depreciation)                                              2,555
                                                                                                   -------
         Net realized and unrealized gain                                                            3,736
                                                                                                   -------
   Increase in net assets resulting from operations                                                $15,616
                                                                                                   =======

See accompanying notes to financial statements.

================================================================================

26  | USAA CALIFORNIA BOND FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

----------------------------------------------------------------------------------------------------------

                                                                                   9/30/2016     3/31/2016
----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                            $ 11,880      $ 25,547
   Net realized gain on investments                                                    1,181           166
   Change in net unrealized appreciation/(depreciation)
      of investments                                                                   2,555         1,149
                                                                                    ----------------------
   Increase in net assets resulting from operations                                   15,616        26,862
                                                                                    ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                                    (11,732)      (25,252)
      Adviser Shares                                                                    (127)         (276)
                                                                                    ----------------------
         Distributions to shareholders                                               (11,859)      (25,528)
                                                                                    ----------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                        16,422        21,719
   Adviser Shares                                                                        (62)          339
                                                                                    ----------------------
      Total net increase in net assets from capital
         share transactions                                                           16,360        22,058
                                                                                    ----------------------
   Net increase in net assets                                                         20,117        23,392

NET ASSETS
  Beginning of period                                                                707,034       683,642
                                                                                    ----------------------
   End of period                                                                    $727,151      $707,034
                                                                                    ======================
Undistributed (overdistribution of) net investment income:
   End of period                                                                    $      1      $    (20)
                                                                                    ======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA California Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes.

The Fund consists of two classes of shares: California Bond Fund Shares (Fund Shares) and California Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

28  | USAA CALIFORNIA BOND FUND

================================================================================

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

      securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or

================================================================================

30  | USAA CALIFORNIA BOND FUND

================================================================================

   liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed- delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $16,761,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended September 30, 2016, the Fund Shares did not charge any redemption fees and the Adviser Shares charged redemption fees which were less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management

================================================================================

32  | USAA CALIFORNIA BOND FUND

================================================================================

   to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had long-term capital loss carryforwards of $6,790,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $148,266,000 and $126,840,000, respectively.

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $42,354,000 and $852,000, respectively, resulting in net unrealized appreciation of $41,502,000.

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

34  | USAA CALIFORNIA BOND FUND

================================================================================

Capital share transactions for all classes were as follows, in thousands:

                                       SIX-MONTH PERIOD ENDED                  YEAR ENDED
                                         SEPTEMBER 30, 2016                  MARCH 31, 2016
-------------------------------------------------------------------------------------------------
                                       SHARES          AMOUNT             SHARES          AMOUNT
                                       ----------------------------------------------------------
FUND SHARES:
Shares sold                             3,599         $ 40,954             6,098         $ 68,352
Shares issued from reinvested
  dividends                               782            8,906             1,723           19,287
Shares redeemed                        (2,938)         (33,438)           (5,887)         (65,920)
                                       ----------------------------------------------------------
Net increase from capital
  share transactions                    1,443         $ 16,422             1,934         $ 21,719
                                       ==========================================================
ADVISER SHARES:
Shares sold                                14         $    153               123         $  1,373
Shares issued from reinvested
  dividends                                 3               39                 7               79
Shares redeemed*                          (22)            (254)             (100)          (1,113)
                                       ----------------------------------------------------------
Net increase (decrease) from
  capital share transactions               (5)        $    (62)               30         $    339
                                       ==========================================================

    *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

   are allocated on a proportional basis to each Fund monthly based on average net assets. For the six-month period ended September 30, 2016, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper California Municipal Debt Funds Index. The Lipper California Municipal Debt Funds Index tracks the total return performance of Funds that limit assets to those securities that are exempt from taxation in California. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                             ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
   --------------------------------------------------------------------
   +/- 20 to 50                                  +/- 4
   +/- 51 to 100                                 +/- 5
   +/- 101 and greater                           +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper California Municipal Debt Funds Index over that period, even if the Fund had overall negative returns during the performance period.

================================================================================

36  | USAA CALIFORNIA BOND FUND

================================================================================

   For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,025,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(111,000) and $(2,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.03)% and (0.04)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $536,000 and $6,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $82,000 and $1,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $11,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 479,000 Adviser Shares, which represents 65.5% of the Adviser Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

38  | USAA CALIFORNIA BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                             PERIOD ENDED
                             SEPTEMBER 30,                         YEAR ENDED MARCH 31,
                             ------------------------------------------------------------------------------
                                  2016          2016          2015          2014         2013          2012
                             ------------------------------------------------------------------------------
Net asset value at
  beginning of period         $  11.29      $  11.27      $  10.83      $  11.17     $  10.71      $   9.31
                              -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .19           .42           .43           .44          .44           .46
  Net realized and
    unrealized gain (loss)         .06           .02           .44          (.34)         .46          1.41
                              -----------------------------------------------------------------------------
Total from investment
  operations                       .25           .44           .87           .10          .90          1.87
                              -----------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.19)         (.42)         (.43)         (.44)        (.44)         (.46)
  Realized capital gains             -             -             -             -            -          (.01)
                              -----------------------------------------------------------------------------
Total distributions               (.19)         (.42)         (.43)         (.44)        (.44)         (.47)
                              -----------------------------------------------------------------------------
Net asset value at end
  of period                   $  11.35      $  11.29      $  11.27      $  10.83     $  11.17      $  10.71
                              =============================================================================
Total return (%)*                 2.20          3.98          8.14          1.03         8.48         20.54
Net assets at end of
  period (000)                $718,865      $698,731      $675,694      $631,184     $689,365      $643,449
Ratios to average
  net assets:**
  Expenses (%)(b)                  .49(a)        .56           .57           .58          .56           .53
  Net investment income (%)       3.29(a)       3.74          3.85          4.12         3.95          4.57
Portfolio turnover (%)              19             9             4             8            4             4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $713,120,000.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              SEPTEMBER 30,                         YEAR ENDED MARCH 31,
                              -----------------------------------------------------------------------------
                                  2016          2016          2015          2014         2013          2012
                              -----------------------------------------------------------------------------
Net asset value at
  beginning of period           $11.28        $11.26        $10.82        $11.16       $10.70        $ 9.31
                                ---------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .17           .39           .40           .41          .41           .44
  Net realized and
    unrealized gain (loss)         .06           .02           .44          (.34)         .46          1.40
                                ---------------------------------------------------------------------------
Total from investment
  operations                       .23           .41           .84           .07          .87          1.84
                                ---------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.17)         (.39)         (.40)         (.41)        (.41)         (.44)
  Realized capital gains             -             -             -             -            -          (.01)
                                ---------------------------------------------------------------------------
Total distributions               (.17)         (.39)         (.40)         (.41)        (.41)         (.45)
                                ---------------------------------------------------------------------------
Redemption fees added to
  beneficial interests             .00(a)          -             -             -            -             -
                                ---------------------------------------------------------------------------
Net asset value at end
  of period                     $11.34        $11.28        $11.26        $10.82       $11.16        $10.70
                                ===========================================================================
Total return (%)*                 2.06          3.73          7.86           .79         8.26         20.14
Net assets at end
  of period (000)               $8,286        $8,303        $7,948        $5,606       $6,149        $8,689
Ratios to average
  net assets:**
  Expenses (%)(b)                  .74(c)        .80           .83(d)        .82          .77           .77
  Expenses, excluding
    reimbursements (%)(b)          .74(c)        .80           .83           .82          .77           .77
  Net investment income (%)       3.04(c)       3.49          3.58          3.88         3.73          4.20
Portfolio turnover (%)              19             9             4             8            4             4

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $8,402,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.

================================================================================

40  | USAA CALIFORNIA BOND FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                         BEGINNING               ENDING               DURING PERIOD*
                                       ACCOUNT VALUE          ACCOUNT VALUE           APRIL 1, 2016 -
                                       APRIL 1, 2016        SEPTEMBER 30, 2016      SEPTEMBER 30, 2016
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,022.00                  $2.48

Hypothetical
  (5% return before expenses)             1,000.00               1,022.61                   2.48

ADVISER SHARES
Actual                                    1,000.00               1,020.60                   3.75

Hypothetical
  (5% return before expenses)             1,000.00               1,021.36                   3.75

*Expenses are equal to the annualized expense ratio of 0.49% for Fund Shares and 0.74% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.20% for Fund Shares and 2.06% for Adviser Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

42  | USAA CALIFORNIA BOND FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses, as compared to comparable investment companies and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional

================================================================================

44  | USAA CALIFORNIA BOND FUND

================================================================================

experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expense ratio was equal to the median of its

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

expense group and below the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also took into account the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-year period ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 50% of its performance universe for the one-year period ended December 31, 2015, was in the top 25% of its performance universe for the three- and ten-year periods ended December 31, 2015, and was in the top 10% of its performance universe for the five-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

46  | USAA CALIFORNIA BOND FUND

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at usaa.com; and (iii) on the SEC's website at http://www.sec.gov. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39600-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA CALIFORNIA MONEY MARKET FUND]

  ===============================================================

        SEMIANNUAL REPORT
        USAA CALIFORNIA MONEY MARKET FUND
        SEPTEMBER 30, 2016

  ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                   9

    Notes to Portfolio of Investments                                         13

    Financial Statements                                                      14

    Notes to Financial Statements                                             17

EXPENSE EXAMPLE                                                               25

ADVISORY AGREEMENT(S)                                                         27

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211729-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA CALIFORNIA MONEY MARKET FUND (THE FUND) PROVIDES CALIFORNIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA STATE INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality California tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of California tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the change in the Federal Reserve's (the Fed) guidance on short-term interest-rate increases. At its March policy meeting, the Fed had called for two interest rate increases in 2016, down from the four it had forecast in December 2015. Ultimately, however, the Fed remained steady, leaving the federal funds target rate in a range between 0.25% and 0.50% throughout the reporting period.

    Although the Fed did not change its monetary policy, interest rates on money market securities rose, largely due to shifting market dynamics. At the beginning of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%. It stayed near that level through July 2016 and then climbed 44 basis points to close the reporting period at 0.84%. (A basis point is 1/100th of a percent.) During August and September 2016, shortly before the Securities and Exchange Commission's money market fund reform became effective, a large number of money market funds sold VRDNs as they liquidated, consolidated, or shifted assets into treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt Variable Rate Demand Obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

===============================================================================

2  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

o HOW DID THE USAA CALIFORNIA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended September 30, 2016, the Fund had a return of 0.22%, compared to an average return of 0.08% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF CALIFORNIA?

    California's fiscal situation was relatively unchanged during the reporting period. The state controller announced that after four consecutive months of missed budget projections, California's August revenues had outpaced expectations, based largely on the strength of personal income tax receipts. State revenues are benefiting from a tax initiative approved by voters in November 2012. In addition to its slowly growing economy, California has not recently experienced any dramatic swings in revenue, which had troubled the state in the past. Importantly, state legislators appear committed to spending cuts that are also contributing to stabilization in California's finances. Recognizing California's fiscal progress, Fitch Ratings upgraded the state's general obligation bonds one notch during the reporting period. On September 30, 2016, California's general obligation bonds were rated Aa3 by Moody's Investors Service, AA- by Standard & Poor's Ratings, and AA- by Fitch Ratings.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, the Fund's had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs also are guaranteed

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    by a bank letter-of-credit for the payment of both principal and interest, providing the Fund with a certain degree of stability.

    In addition, the Fund benefited from investments with longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. They also continue to analyze and monitor the Fund's portfolio.

    We appreciate the opportunity to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA CALIFORNIA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UCAXX)

--------------------------------------------------------------------------------
                                               9/30/16              3/31/16
--------------------------------------------------------------------------------
Net Assets                                  $273.9 Million      $313.2 Million
Net Asset Value Per Share                       $1.00               $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                          10 Days             9 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
     3/31/16-9/30/16*       1 YEAR          5 YEARS             10 YEARS
           0.22%             0.31%           0.08%               0.71%

--------------------------------------------------------------------------------
     7-DAY YIELD AS OF 9/30/16               EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
               0.20%                                     0.59%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                 USAA CALIFORNIA                     iMoneyNet
                                MONEY MARKET FUND                     AVERAGE
 9/28/2015                           0.01%                             0.01%
10/26/2015                           0.01                              0.01
11/30/2015                           0.01                              0.01
12/28/2015                           0.01                              0.01
 1/25/2016                           0.01                              0.01
 2/29/2016                           0.01                              0.01
 3/28/2016                           0.01                              0.02
 4/25/2016                           0.04                              0.04
 5/23/2016                           0.04                              0.04
 6/27/2016                           0.05                              0.05
 7/25/2016                           0.05                              0.05
 8/29/2016                           0.09                              0.09
 9/26/2016                           0.18                              0.18

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 9/26/16.

The graph tracks the USAA California Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

Hospital ...............................................................  20.8%
Education ..............................................................  17.6%
General Obligation .....................................................  11.3%
Appropriated Debt ......................................................   9.4%
Real Estate Tax/Fee ....................................................   9.0%
Water/Sewer Utility ....................................................   6.2%
Electric/Gas Utilities .................................................   5.0%
Toll Roads .............................................................   4.5%
Real Estate Development ................................................   3.6%
Nursing/CCRC ...........................................................   3.3%

                           o PORTFOLIO MIX - 9/30/16 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                84.2%
FIXED-RATE INSTRUMENTS                                                     8.6%
PUT BONDS                                                                  4.3%
ADJUSTABLE-RATE NOTES                                                      2.9%

                                   [END CHART]

  Percentages are of the net assets of the Fund and may not equal 100%.

  You will find a complete list of securities that the Fund owns on pages 9-12.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                USAA CALIFORNIA
                                                               MONEY MARKET FUND
09/30/06                                                          $10,000.00
10/31/06                                                           10,025.00
11/30/06                                                           10,050.00
12/31/06                                                           10,078.00
01/31/07                                                           10,103.00
02/28/07                                                           10,127.00
03/31/07                                                           10,154.00
04/30/07                                                           10,181.00
05/31/07                                                           10,210.00
06/30/07                                                           10,238.00
07/31/07                                                           10,264.00
08/31/07                                                           10,295.00
09/30/07                                                           10,321.00
10/31/07                                                           10,348.00
11/30/07                                                           10,376.00
12/31/07                                                           10,402.00
01/31/08                                                           10,425.00
02/29/08                                                           10,445.00
03/31/08                                                           10,469.00
04/30/08                                                           10,487.00
05/31/08                                                           10,508.00
06/30/08                                                           10,522.00
07/31/08                                                           10,536.00
08/31/08                                                           10,553.00
09/30/08                                                           10,581.00
10/31/08                                                           10,613.00
11/30/08                                                           10,627.00
12/31/08                                                           10,640.00
01/31/09                                                           10,649.00
02/28/09                                                           10,655.00
03/31/09                                                           10,662.00
04/30/09                                                           10,669.00
05/31/09                                                           10,675.00
06/30/09                                                           10,678.00
07/31/09                                                           10,680.00
08/31/09                                                           10,682.00
09/30/09                                                           10,683.00
10/31/09                                                           10,684.00
11/30/09                                                           10,684.00
12/31/09                                                           10,687.00
01/31/10                                                           10,688.00
02/28/10                                                           10,688.00
03/31/10                                                           10,688.00
04/30/10                                                           10,688.00
05/31/10                                                           10,688.00
06/30/10                                                           10,688.00
07/31/10                                                           10,688.00
08/31/10                                                           10,688.00
09/30/10                                                           10,688.00
10/31/10                                                           10,688.00
11/30/10                                                           10,688.00
12/31/10                                                           10,689.00
01/31/11                                                           10,689.00
02/28/11                                                           10,690.00
03/31/11                                                           10,690.00
04/30/11                                                           10,690.00
05/31/11                                                           10,690.00
06/30/11                                                           10,690.00
07/31/11                                                           10,690.00
08/31/11                                                           10,690.00
09/30/11                                                           10,690.00
10/31/11                                                           10,690.00
11/30/11                                                           10,690.00
12/31/11                                                           10,691.00
01/31/12                                                           10,692.00
02/29/12                                                           10,692.00
03/31/12                                                           10,692.00
04/30/12                                                           10,693.00
05/31/12                                                           10,693.00
06/30/12                                                           10,693.00
07/31/12                                                           10,693.00
08/31/12                                                           10,693.00
09/30/12                                                           10,693.00
10/31/12                                                           10,693.00
11/30/12                                                           10,693.00
12/31/12                                                           10,694.00
01/31/13                                                           10,694.00
02/28/13                                                           10,694.00
03/31/13                                                           10,694.00
04/30/13                                                           10,694.00
05/31/13                                                           10,694.00
06/30/13                                                           10,694.00
07/31/13                                                           10,694.00
08/31/13                                                           10,694.00
09/30/13                                                           10,694.00
10/31/13                                                           10,694.00
11/30/13                                                           10,695.00
12/31/13                                                           10,695.00
01/31/14                                                           10,696.00
02/28/14                                                           10,696.00
03/31/14                                                           10,696.00
04/30/14                                                           10,696.00
05/31/14                                                           10,696.00
06/30/14                                                           10,696.00
07/31/14                                                           10,696.00
08/31/14                                                           10,696.00
09/30/14                                                           10,696.00
10/31/14                                                           10,696.00
11/30/14                                                           10,696.00
12/31/14                                                           10,697.00
01/31/15                                                           10,697.00
02/28/15                                                           10,698.00
03/31/15                                                           10,698.00
04/30/15                                                           10,698.00
05/31/15                                                           10,698.00
06/30/15                                                           10,698.00
07/31/15                                                           10,698.00
08/31/15                                                           10,698.00
09/30/15                                                           10,698.00
10/31/15                                                           10,698.00
11/30/15                                                           10,698.00
12/31/15                                                           10,708.00
01/31/16                                                           10,708.00
02/29/16                                                           10,708.00
03/31/16                                                           10,708.00
04/30/16                                                           10,708.00
05/31/16                                                           10,708.00
06/30/16                                                           10,708.00
07/31/16                                                           10,708.00
08/31/16                                                           10,708.00
09/30/16                                                           10,732.00

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA California Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    ADJUSTABLE-RATE NOTES - Similar to VRDNs in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ABAG         Association of Bay Area Governments
    IDA          Industrial Development Authority/Agency
    SPEAR        Short Puttable Exempt Adjustable Receipts

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Deutsche Bank A.G., Wells Fargo & Co., or JP Morgan
           Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

10  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

INVESTMENTS

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON             FINAL                VALUE
(000)         SECURITY                                                     RATE             MATURITY              (000)
-----------------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (84.2%)

              CALIFORNIA (84.2%)
$     9,010   ABAG Finance Auth. for Nonprofit Corps.
                (LOC - KBC Bank N.V.)                                      1.12%           5/15/2035           $  9,010
     11,100   ABAG Finance Auth. for Nonprofit Corps.
                (LOC - Citigroup, Inc.)                                    0.81            8/01/2035             11,100
      3,700   Alameda County IDA (LOC - BNP Paribas)                       0.90           12/01/2040              3,700
      5,050   Alameda County IDA (LOC - Comerica Bank, N.A.)               0.93           12/01/2040              5,050
     12,400   Bay Area Toll Auth. (LOC - Mitsubishi
              UFJ Financial Group Inc.)                                    0.84            4/01/2045             12,400
      4,865   Chino Basin Regional Financing Auth.
                (LOC - Sumitomo Mitsui Banking Corp.)                      0.84            6/01/2032              4,865
     10,000   Enterprise Dev. Auth. (LOC - Federal Home
              Loan Bank of San Francisco)(a)                               0.94           12/01/2042             10,000
     14,950   Health Facilities Financing Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                         0.88            7/01/2033             14,950
      4,765   Infrastructure and Economic Dev. Bank
                (LOC - Federal Home Loan Bank of San Francisco)(a)         0.89           12/01/2040              4,765
      7,905   Irvine (LOC - Sumitomo Mitsui Banking Corp.)                 0.82            9/02/2032              7,905
      8,857   Irvine (LOC - Sumitomo Mitsui Banking Corp.)                 0.82            9/02/2050              8,857
      9,900   Irvine Assessment District
                (LOC - Sumitomo Mitsui Banking Corp.)                      0.82            9/02/2025              9,900
     10,100   Long Beach Health Facility                                   0.82           10/01/2016             10,100
      6,085   Los Angeles (LOC - U.S. Bancorp)                             0.80            8/01/2035              6,085
      7,150   Los Angeles (LOC - Federal Home Loan
              Bank of San Francisco)                                       0.88            8/01/2038              7,150
      2,045   Manhattan Beach (LOC - Mitsubishi UFJ
              Financial Group Inc.)                                        0.89            8/01/2032              2,045
      8,735   Municipal Finance Auth. (LOC - Comerica Bank, N.A.)          0.98            1/01/2040              8,735
        800   Novato (LOC - BNP Paribas)                                   0.93           10/01/2032                800
     11,570   Pasadena (LOC - Bank of America Corp.)                       0.89            2/01/2035             11,570
      3,200   Pollution Control Financing Auth.
                (LOC - BNP Paribas)                                        0.93           11/01/2019              3,200
      1,690   Pollution Control Financing Auth.
                (LOC - Comerica Bank, N.A.)                                0.91           12/01/2030              1,690
      5,985   Rancho Water District (LOC - Wells Fargo & Co.)              0.78            9/01/2028              5,985
      9,000   Riverside (LOC - Bank of America Corp.)                      0.88            3/01/2037              9,000
     13,600   Riverside Electric Public Utilities
                (LOC - Barclays Bank PLC)                                  0.82           10/01/2029             13,600
      3,395   Sacramento City Financing Auth.
                (LIQ) (LOC - Deutsche Bank A.G.)(a)                        1.04           12/01/2033              3,395

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

-----------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                        MARKET
AMOUNT                                                                    COUPON             FINAL                VALUE
(000)         SECURITY                                                     RATE             MATURITY              (000)
-----------------------------------------------------------------------------------------------------------------------
$     6,250   San Diego County (LOC - Comerica Bank, N.A.)                 0.89%           1/01/2023           $  6,250
      3,200   San Diego County (LOC - Wells Fargo & Co.)                   0.89            9/01/2030              3,200
      7,958   SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)                    1.19            8/01/2031              7,958
        548   SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(a)                    1.19            8/01/2041                548
      2,500   State (LOC - U.S. Bancorp)                                   0.85            5/01/2033              2,500
     12,000   State (LOC - Barclays Bank PLC)                              0.85            5/01/2040             12,000
      4,805   Statewide Communities Dev. Auth. (LIQ)(a)                    1.04           10/01/2020              4,805
      3,450   Statewide Communities Dev. Auth.
                (LOC - Comerica Bank, N.A.)                                0.91           12/01/2024              3,450
      4,000   Statewide Communities Dev. Auth.                             0.83            4/01/2038              4,000
                                                                                                               --------
                                                                                                                230,568
                                                                                                               --------
              Total Variable-Rate Demand Notes (cost: $230,568)                                                 230,568
                                                                                                               --------

              PUT BONDS (4.3%)

              CALIFORNIA (4.3%)
     11,865   Statewide Communities Dev. Auth. (LIQ)
                (LOC - Wells Fargo & Co.)(a) (cost: $11,865)               0.55(b)        10/01/2036             11,865
                                                                                                               --------

              FIXED-RATE INSTRUMENTS (8.6%)

              CALIFORNIA (8.6%)
     12,000   San Diego County Water Auth.                                 0.72           11/08/2016             12,000
     11,600   Statewide Communities Dev. Auth.                             0.77           11/04/2016             11,600
                                                                                                               --------
                                                                                                                 23,600
                                                                                                               --------
              Total Fixed-Rate Instruments (cost: $23,600)                                                       23,600
                                                                                                               --------

              ADJUSTABLE-RATE NOTES (2.9%)

              CALIFORNIA (2.9%)
      8,000   Golden Empire Schools Financing Auth. (cost: $8,000)         1.34(b)         5/01/2017              8,000
                                                                                                               --------

              TOTAL INVESTMENTS (COST: $274,033)                                                               $274,033
                                                                                                               ========

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                                  LEVEL 1         LEVEL 2       LEVEL 3          TOTAL
------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                                   $-        $230,568            $-       $230,568
Put Bonds                                                     -          11,865             -         11,865
Fixed-Rate Instruments                                        -          23,600             -         23,600
Adjustable-Rate Notes                                         -           8,000             -          8,000
------------------------------------------------------------------------------------------------------------
Total                                                        $-        $274,033            $-       $274,033
------------------------------------------------------------------------------------------------------------

================================================================================

12  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The cost of securities at September 30, 2016, for federal income tax purposes, was approximately the same as that reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities
        Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at September 30, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities (amortized cost approximates market value)            $274,033
  Cash                                                                                  30
  Receivables:
    Capital shares sold                                                                528
    Interest                                                                           215
                                                                                  --------
      Total assets                                                                 274,806
                                                                                  --------
LIABILITIES
  Payables:
    Capital shares redeemed                                                            756
    Dividends on capital shares                                                          6
  Accrued management fees                                                               73
  Other accrued expenses and payables                                                   65
                                                                                  --------
      Total liabilities                                                                900
                                                                                  --------
        Net assets applicable to capital shares outstanding                       $273,906
                                                                                  ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                 $273,907
  Overdistribution of net investment income                                             (1)
                                                                                  --------
        Net assets applicable to capital shares outstanding                       $273,906
                                                                                  ========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                       273,900
                                                                                  ========
  Net asset value, redemption price, and offering price per share                 $   1.00
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

14  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest income                                                                    $ 786
                                                                                     -----
EXPENSES
  Management fees                                                                      472
  Administration and servicing fees                                                    150
  Transfer agent's fees                                                                181
  Custody and accounting fees                                                           50
  Postage                                                                                7
  Shareholder reporting fees                                                            10
  Trustees' fees                                                                        15
  Professional fees                                                                     43
  Other                                                                                  7
                                                                                     -----
    Total expenses                                                                     935
  Expenses reimbursed                                                                 (186)
                                                                                     -----
    Net expenses                                                                       749
                                                                                     -----
NET INVESTMENT INCOME                                                                   37
                                                                                     -----
NET REALIZED GAIN ON INVESTMENTS
  Net realized gain                                                                    491
                                                                                     -----
  Increase in net assets resulting from operations                                   $ 528
                                                                                     =====

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

-------------------------------------------------------------------------------------------------------
                                                                          9/30/2016           3/31/2016
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                   $      37           $      31
  Net realized gain on investments                                              491                 339
                                                                          -----------------------------
    Increase in net assets resulting from operations                            528                 370
                                                                          -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                         (38)                (31)
  Net realized gains                                                           (571)               (259)
                                                                          -----------------------------
    Distributions to shareholders                                              (609)               (290)
                                                                          -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                 188,641             211,269
  Reinvested dividends                                                          602                 288
  Cost of shares redeemed                                                  (228,408)           (218,650)
                                                                          -----------------------------
    Decrease in net assets from capital share transactions                  (39,165)             (7,093)
                                                                          -----------------------------
  Net decrease in net assets                                                (39,246)             (7,013)

NET ASSETS
  Beginning of period                                                       313,152             320,165
                                                                          -----------------------------
  End of period                                                           $ 273,906           $ 313,152
                                                                          =============================
Overdistribution of net investment income:
  End of period                                                           $      (1)          $       -
                                                                          =============================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                               188,641             211,269
  Shares issued for dividends reinvested                                        602                 288
  Shares redeemed                                                          (228,408)           (218,650)
                                                                          -----------------------------
    Decrease in shares outstanding                                          (39,165)             (7,093)
                                                                          =============================

See accompanying notes to financial statements.

================================================================================

16  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA California Money Market Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide California investors with a high level of current interest income that is exempt from federal and California state income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

18  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in California tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase

================================================================================

20  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA California Bond Fund and USAA California Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $472,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended September 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $150,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $4,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account. For the six-month

================================================================================

22  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

    period ended September 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $181,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the six-month period ended September 30, 2016, the Fund incurred reimbursable expenses of $186,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. Effective October 14, 2016, the Fund operates as a Retail MMF and in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                   PERIOD ENDED
                                   SEPTEMBER 30,                    YEAR ENDED MARCH 31,
                                   ----------------------------------------------------------------------------
                                       2016          2016          2015           2014         2013        2012
                                   ----------------------------------------------------------------------------
Net asset value at
  beginning of period              $   1.00      $   1.00      $   1.00       $   1.00     $   1.00    $   1.00
                                   ----------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)              .00           .00           .00            .00          .00         .00
  Net realized and
    unrealized gain(a)                  .00           .00           .00            .00          .00         .00
                                   ----------------------------------------------------------------------------
Total from investment
  operations(a)                         .00           .00           .00            .00          .00         .00
                                   ----------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)             (.00)         (.00)         (.00)          (.00)        (.00)       (.00)
  Realized capital gains(a)            (.00)         (.00)         (.00)          (.00)        (.00)       (.00)
                                   ----------------------------------------------------------------------------
Total distributions(a)                 (.00)         (.00)         (.00)          (.00)        (.00)       (.00)
                                   ----------------------------------------------------------------------------
Net asset value at
  end of period                    $   1.00      $   1.00      $   1.00       $   1.00     $   1.00    $   1.00
                                   ============================================================================
Total return(%)*,(c)                    .22           .10           .02            .02          .01         .03(b)
Net assets at
  end of period (000)              $273,906      $313,152      $320,165       $316,437     $329,421    $328,917
Ratios to average
  net assets:**
  Expenses(%)(c),(d)                    .50(e)        .09           .12            .18          .32         .31(b)
  Expenses, excluding
    reimbursements(%)(d)                .62(e)        .61           .60            .58          .57         .58(b)
Net investment income(%)                .02(e)        .01           .01            .01          .01         .02

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were $298,994,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $42,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

24  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING              ENDING                 DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE             APRIL 1, 2016 -
                                       APRIL 1, 2016       SEPTEMBER 30, 2016        SEPTEMBER 30, 2016
                                       ----------------------------------------------------------------
Actual                                   $1,000.00             $1,002.20**                  $2.51**

Hypothetical
  (5% return before expenses)             1,000.00              1,022.56**                   2.54**

 *Expenses are equal to the Fund's annualized expense ratio of 0.50%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.22% for the six-month period of April 1, 2016, through September 30, 2016.

**The Funds' annualized expense ratio of 0.50% above reflects a change in the transfer agency fee structure from a per-account fee to an asset-based fee effective June 1, 2016. Had this change been in effect for the entire six-month period of April 1, 2016, through September 30, 2016, the Fund's expense ratio would have been 0.53%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                       EXPENSES PAID
                                         BEGINNING              ENDING                 DURING PERIOD
                                       ACCOUNT VALUE         ACCOUNT VALUE             APRIL 1, 2016 -
                                       APRIL 1, 2016       SEPTEMBER 30, 2016        SEPTEMBER 30, 2016
                                       ----------------------------------------------------------------
Actual                                   $1,000.00             $1,002.20                    $2.66

Hypothetical
  (5% return before expenses)             1,000.00              1,022.41                     2.69

================================================================================

26  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered

================================================================================

28  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee. The Board took into account management's discussion of the Fund's expenses, noting that the Manager had reimbursed a significant portion of Fund expenses during the previous year.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 5% of its performance universe for the one-year period ended December 31, 2015, was in the top 10% of its performance universe for the three- and ten-year periods ended December 31, 2015, and was in the top 20% of its performance universe for the five-year period ended December 31, 2015. The Board also took into account management's discussion regarding current market conditions.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability

================================================================================

30  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

===============================================================================

32  | USAA CALIFORNIA MONEY MARKET FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
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>> SAVE PAPER AND FUND COSTS
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   =============================================================================
   39602-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA GLOBAL EQUITY INCOME FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA GLOBAL EQUITY INCOME FUND
         FUND SHARES o INSTITUTIONAL SHARES
         SEPTEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A
GOOD TIME TO TAKE A LOOK AT YOUR FINANCIAL          [PHOTO OF BROOKS ENGLEHARDT]
SITUATION WITH A GOAL OF GETTING YOUR
FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                  12

    Notes to Portfolio of Investments                                         18

    Financial Statements                                                      19

    Notes to Financial Statements                                             23

EXPENSE EXAMPLE                                                               38

ADVISORY AGREEMENT(S)                                                         40

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

225184-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) SEEKS TOTAL RETURN WITH AN EMPHASIS ON CURRENT INCOME.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund normally invests at least 80% of its assets in equity securities. This 80% policy may be changed upon at least 60 days' written notice to shareholders. The Fund's equity investments may include common stocks, depositary receipts, real estate investment trusts (REITs), other investment companies, including exchange-traded funds (ETFs), master limited partnerships (MLPs), securities convertible into common stocks, and securities that carry the right to buy common stocks.

The Fund will invest primarily in global equity securities with an emphasis on companies that the Fund's management believes have attractive dividend policies and/or those with the potential to grow their dividends. Under normal circumstances, the Fund expects to invest at least 40% of its assets in foreign securities (unless market conditions are not deemed favorable by Fund management, in which case the Fund would invest at least 30% of its assets in foreign securities).

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

USAA Asset Management Company

    STEPHAN KLAFFKE, CFA
    DAN DENBOW, CFA
    JOHN P. TOOHEY, CFA

--------------------------------------------------------------------------------

O   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    Entering the reporting period ended September 30, 2016, global equity markets faced ongoing concerns around weak global growth. However, investor sentiment was supported by the highly favorable policies pursued by central banks globally. The Bank of Japan and the European Central Bank both maintained short-term interest rates below zero, pushing government bond yields into negative territory across a number of overseas developed markets. In the United States, U.S. Treasury yields remained at low levels all along the curve due to concerns about growth. In addition, investors viewed the Federal Reserve (the Fed) as likely to pursue a longer timetable than initially indicated with respect to raising the Fed funds short-term interest rate. With bonds seeming less attractive, many investors viewed stocks as more compelling and the global search for yield fueled outperformance by dividend-paying stocks.

    In late June 2016, markets were rocked by the surprise result of the United Kingdom's (U.K.) vote to withdraw from the European Union (commonly known as Brexit). In the wake of Brexit, U.S. Treasury yields dipped from already low levels on trades generally attributable to investor flight-to-safety. However, investor sentiment stabilized as investors put into perspective the likely impact of Brexit on global growth, and equities delivered solid gains in July 2016. The remainder of the reporting period saw stocks trade more or less within a range as investors awaited clarity as

================================================================================

2  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    to the direction of the economy. September 2016 saw rising speculation regarding the potential for the Fed to raise interest rates before year-end, leading to a shift in market leadership away from "bond surrogates" and boosting financial stocks.

o HOW DID THE USAA GLOBAL EQUITY INCOME FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Institutional Shares. For the semiannual period ended September 30, 2016, the Fund Shares and Institutional Shares had a total return of 6.10% and 6.17%. This compares to returns of 5.65% for the MSCI World High Dividend Yield Index (the Index) and 4.71% for the Lipper Global Equity Income Funds Index.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    The Fund focuses on income-oriented global equities, and will normally have roughly equal weights in U.S. and international stocks, although this will vary to some degree depending on where we see the better value. In selecting stocks, emphasis is placed not only the current dividend but also a company's potential to grow its dividend. As a result, the average current dividend of stocks held by the Fund will generally be somewhat lower than the Fund's benchmark. However, our view is that a focus on companies with dividend growth potential should provide an improved total return profile as we invest within the global dividend stock universe.

    During the reporting period, stock selection was a significant positive contributor to the Fund's performance relative to its benchmark, led

    Refer to page 7 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    by holdings within the technology, financials, energy, and consumer staples sectors. Security selection lagged within industrials. Sector allocation had a slight negative impact on the Fund's relative performance overall. In particular, an overweight allocation to energy and an underweight allocation to materials and real estate detracted from performance which, more than offset positive contributions from an underweight allocation to consumer staples and consumer discretionary.

    In terms of individual holdings, performance was led by holdings in storage drive manufacturer Seagate Technology plc, oil and gas multinational Royal Dutch Shell plc, U.K.-based global bank HSBC Holdings plc (HSBC), and frozen food distributor B&G Foods, Inc. (B&G Foods). Seagate Technology plc saw its shares rebound after being beaten down in 2015 and into the first quarter of 2016, as investors came to view the personal computer sales environment as less dire than previously feared. Royal Dutch Shell plc and HSBC saw their shares benefit despite difficult near-term operating conditions as both companies pursued strong cost management and capital allocation measures. B&G Foods was rewarded by investors as the company was able to realize cost savings, due to its acquisition of the Green Giant frozen food brands, that were above what Wall Street thought was possible. The company's shares were further boosted on news of a potential acquisition of ACH Food Companies, owner of a range of baking product and condiment brands. The Fund sold its holdings of B&G Foods during the reporting period as the shares had reached the price target.

    On the downside, the Fund's positions in industrial conglomerate General Electric Co. (GE) and biopharmaceutical company Gilead Sciences, Inc. (Gilead) were the leading detractors from performance, along with a lack of exposure to biopharmaceutical firm AstraZeneca. GE has seen its stock underperform in recent quarters as the market digests the company's massive business transformation. Over the past year, GE has reduced its financial services exposure by exiting GE Capital and acquired more industrial exposure by purchasing French railway vehicle and signaling manufacturer Alstom. We believe that the stock will benefit from GE's

================================================================================

4  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    transformation into a pure play industrial company and its financial reporting becomes more transparent. Gilead has faced increased price competition and election-year debate around drug pricing has further undermined investor sentiment with respect to its shares. Research indicates that Gilead's stock is currently undervalued based on the company's drug pipeline and potential capital allocation moves, and so we have maintained the Fund's position in Gilead.

    As always, the direction of global markets will ultimately be determined by the economic outlook and how that translates to corporate earnings. A number of factors have the potential to drive equity market volatility in the near future. Investors will be watching headlines around the U.S. elections, action or inaction by the Fed on interest rates, the impact of Brexit on Western European economies, and the stability of the European banking system.

    While most of 2016 saw a continuation of the market's preference for sectors such as utilities and consumer staples, which tend to offer high dividends and low volatility attributes, this trend has shown signs of reversal. On a long-term basis, focusing on quality companies with attractive valuations and dividend income is a sound strategy from a total return perspective. In the short-term, a focus on dividends may help provide a degree of relative stability against a backdrop of economic uncertainty and potential market volatility.

Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems. o Dividends are not guaranteed. In any year, dividends may be higher, lower, or not paid at all.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA GLOBAL EQUITY INCOME FUND SHARES (FUND SHARES)
(Ticker Symbol: UGEIX)

--------------------------------------------------------------------------------
                                           9/30/16                  3/31/16
--------------------------------------------------------------------------------
Net Assets                              $56.7 Million            $42.1 Million
Net Asset Value Per Share                  $9.84                    $9.39

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16-9/30/16*               1 YEAR              SINCE INCEPTION 8/7/15
         6.10%                     11.21%                      0.37%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 8/1/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT      1.38%       AFTER REIMBURSEMENT         1.21%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio is reported in the Fund's prospectus dated August 1, 2016, and is based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Fund Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.20% of the Fund Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Fund Shares is lower than 1.20%, the Fund Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               MSCI WORLD HIGH       LIPPER GLOBAL EQUITY     USAA GLOBAL EQUITY
               DIVIDEND YIELD             INCOME FUNDS            INCOME FUND
                   INDEX                    INDEX                   SHARES
07/31/15        $10,000.00               $10,000.00              $10,000.00
08/31/15          9,398.61                 9,429.12                9,350.00
09/30/15          9,159.15                 9,182.62                9,030.00
10/31/15          9,866.73                 9,759.31                9,650.00
11/30/15          9,719.34                 9,676.75                9,510.00
12/31/15          9,581.12                 9,537.00                9,316.00
01/31/16          9,247.14                 9,219.54                8,935.00
02/29/16          9,312.39                 9,183.69                8,915.00
03/31/16          9,942.16                 9,733.62                9,465.00
04/30/16         10,142.82                 9,820.25                9,707.00
05/31/16         10,143.87                 9,878.12                9,737.00
06/30/16         10,238.75                 9,921.61                9,848.00
07/31/16         10,487.05                10,203.27               10,062.00
08/31/16         10,429.82                10,165.14               10,011.00
09/30/16         10,504.33                10,192.32               10,042.00

                             [END CHART]

                 Data from 7/31/15 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Shares to the following benchmarks:

o The unmanaged MSCI World High Dividend Yield Index is a free float-adjusted market capitalization weighed index that is designed to measure the equity market performance of developed and emerging markets.

o The unmanaged Lipper Global Equity Income Funds Index which measures the Fund's performance to that of the Lipper Global Equity Income Funds category.

*The performance of the Lipper Global Equity Income Funds Index and the MSCI World High Dividend Yield Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

USAA GLOBAL EQUITY INCOME FUND INSTITUTIONAL SHARES (INSTITUTIONAL SHARES) (Ticker Symbol: UIGEX)

--------------------------------------------------------------------------------
                                         9/30/16                      3/31/16
--------------------------------------------------------------------------------
Net Assets                            $4.9 Million                 $4.7 Million
Net Asset Value Per Share                $9.84                        $9.39

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16-9/30/16*              1 YEAR              SINCE INCEPTION 8/7/15
         6.17%                     1.32%                     0.45%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 8/1/16**
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       1.80%         AFTER REIMBURSEMENT       1.11%

               (Includes acquired fund fees and expenses of 0.01%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio is reported in the Fund's prospectus dated August 1, 2016, and is based on estimated expenses for the current fiscal year. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees to limit the expenses of the Fund so that the total annual operating expenses of the Institutional Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.10% of the Institutional Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Trust's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Institutional Shares is lower than 1.10%, the Institutional Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

================================================================================

8  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

           MSCI WORLD HIGH     LIPPER GLOBAL EQUITY       USAA GLOBAL EQUITY
            DIVIDEND YIELD         INCOME FUNDS       INCOME FUND INSTITUTIONAL
                INDEX                 INDEX                     SHARES
07/31/15     $10,000.00            $10,000.00                $10,000.00
08/31/15       9,398.61              9,429.12                  9,350.00
09/30/15       9,159.15              9,182.62                  9,030.00
10/31/15       9,866.73              9,759.31                  9,660.00
11/30/15       9,719.34              9,676.75                  9,520.00
12/31/15       9,581.12              9,537.00                  9,323.00
01/31/16       9,247.14              9,219.54                  8,942.00
02/29/16       9,312.39              9,183.69                  8,912.00
03/31/16       9,942.16              9,733.62                  9,468.00
04/30/16      10,142.82              9,820.25                  9,710.00
05/31/16      10,143.87              9,878.12                  9,750.00
06/30/16      10,238.75              9,921.61                  9,858.00
07/31/16      10,487.05             10,203.27                 10,072.00
08/31/16      10,429.82             10,165.14                 10,031.00
09/30/16      10,504.33             10,192.32                 10,052.00

                                   [END CHART]

                       Data from 7/31/15 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Equity Income Fund Institutional Shares to the Fund's benchmarks listed above (see page 7 for benchmark definitions).

*The performance of the MSCI World High Dividend Yield Index and the Lipper Global Equity Income Funds Index is calculated from the end of the month, July 31, 2015, while the inception date of the Institutional Shares is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o TOP 10 HOLDINGS* - 9/30/16 o
                                (% of Net Assets)

Siemens AG ...............................................................  3.0%
Nestle S.A. ..............................................................  2.7%
Procter & Gamble Co. .....................................................  2.7%
Pfizer, Inc. .............................................................  2.5%
General Electric Co. .....................................................  2.4%
Chevron Corp. ............................................................  2.4%
Merck & Co., Inc. ........................................................  2.3%
Cisco Systems, Inc. ......................................................  2.3%
Exxon Mobil Corp. ........................................................  2.2%
Novartis AG ..............................................................  2.1%

You will find a complete list of securities that the Fund owns on pages 12 -17.

*Excludes money market instruments.

================================================================================

10  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

                         o ASSET ALLOCATION - 9/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

HEALTH CARE                                                                15.4%
CONSUMER STAPLES                                                           12.5%
ENERGY                                                                     11.3%
MONEY MARKET INSTRUMENTS                                                   11.2%
FINANCIALS                                                                  9.9%
INDUSTRIALS                                                                 9.6%
INFORMATION TECHNOLOGY                                                      8.6%
UTILITIES                                                                   6.7%
TELECOMMUNICATION SERVICES                                                  5.3%
MATERIALS                                                                   4.6%
CONSUMER DISCRETIONARY                                                      4.2%

                           [END PIE CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 12-17.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              EQUITY SECURITIES (88.1%)

              COMMON STOCKS (88.1%)

              CONSUMER DISCRETIONARY (4.2%)
              -----------------------------
              ADVERTISING (0.4%)
      2,700   Omnicom Group, Inc.                                                                    $   230
                                                                                                     -------
              AUTOMOBILE MANUFACTURERS (1.4%)
      8,200   Daimler AG                                                                                 578
     23,400   Ford Motor Co.                                                                             282
                                                                                                     -------
                                                                                                         860
                                                                                                     -------
              CABLE & SATELLITE (0.7%)
     36,200   Sky plc                                                                                    419
                                                                                                     -------
              HOME IMPROVEMENT RETAIL (1.0%)
    124,500   Kingfisher plc                                                                             608
                                                                                                     -------
              HOTELS, RESORTS & CRUISE LINES (0.5%)
      6,300   Carnival Corp.                                                                             308
                                                                                                     -------
              RESTAURANTS (0.2%)
      1,300   McDonald's Corp.                                                                           150
                                                                                                     -------
              Total Consumer Discretionary                                                             2,575
                                                                                                     -------
              CONSUMER STAPLES (12.5%)
              ------------------------
              HOUSEHOLD PRODUCTS (2.7%)
     18,300   Procter & Gamble Co.                                                                     1,642
                                                                                                     -------
              HYPERMARKETS & SUPER CENTERS (0.7%)
      5,900   Wal-Mart Stores, Inc.                                                                      426
                                                                                                     -------
              PACKAGED FOODS & MEAT (2.7%)
     21,200   Nestle S.A.                                                                              1,671
                                                                                                     -------
              PERSONAL PRODUCTS (1.9%)
     25,500   Unilever N.V.                                                                            1,177
                                                                                                     -------
              SOFT DRINKS (1.0%)
     14,400   Coca-Cola Co.                                                                              609
                                                                                                     -------
              TOBACCO (3.5%)
      7,000   Altria Group, Inc.                                                                         443
      8,600   British American Tobacco plc                                                               549

================================================================================

12  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
      6,500   Imperial Tobacco Group plc                                                             $   335
      5,900   Philip Morris International, Inc.                                                          573
      5,700   Reynolds American, Inc.                                                                    269
                                                                                                     -------
                                                                                                       2,169
                                                                                                     -------
              Total Consumer Staples                                                                   7,694
                                                                                                     -------
              ENERGY (11.3%)
              --------------
              INTEGRATED OIL & GAS (9.9%)
     14,100   Chevron Corp.                                                                            1,451
     15,900   Exxon Mobil Corp.                                                                        1,388
     13,200   Occidental Petroleum Corp.                                                                 963
     33,894   Royal Dutch Shell plc "A"                                                                  841
      7,100   Royal Dutch Shell plc ADR "A"                                                              355
     22,700   Total S.A.                                                                               1,075
                                                                                                     -------
                                                                                                       6,073
                                                                                                     -------
              OIL & GAS DRILLING (0.5%)
      4,600   Helmerich & Payne, Inc.                                                                    310
                                                                                                     -------
              OIL & GAS EQUIPMENT & SERVICES (0.4%)
      3,500   Schlumberger Ltd.                                                                          275
                                                                                                     -------
              OIL & GAS EXPLORATION & PRODUCTION (0.5%)
      7,100   ConocoPhillips                                                                             309
                                                                                                     -------
              Total Energy                                                                             6,967
                                                                                                     -------
              FINANCIALS (9.9%)
              -----------------
              CONSUMER FINANCE (0.8%)
     16,715   Synchrony Financial                                                                        468
                                                                                                     -------
              DIVERSIFIED BANKS (6.3%)
     39,800   Australia and New Zealand Banking Group Ltd.                                               842
      4,400   Bank of Montreal                                                                           288
      7,500   Canadian Imperial Bank of Commerce                                                         582
     52,600   DBS Group Holdings Ltd.                                                                    594
     57,800   HSBC Holdings plc                                                                          433
      6,600   JPMorgan Chase & Co.                                                                       439
     11,200   Royal Bank of Canada                                                                       694
                                                                                                     -------
                                                                                                       3,872
                                                                                                     -------
              MULTI-LINE INSURANCE (1.9%)
      1,900   Allianz SE                                                                                 282
     42,200   AXA S.A.                                                                                   898
                                                                                                     -------
                                                                                                       1,180
                                                                                                     -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              REGIONAL BANKS (0.4%)
      3,000   PNC Financial Services Group, Inc.                                                     $   270
                                                                                                     -------
              REINSURANCE (0.5%)
      3,300   Swiss Re AG                                                                                298
                                                                                                     -------
              Total Financials                                                                         6,088
                                                                                                     -------
              HEALTH CARE (15.4%)
              -------------------
              BIOTECHNOLOGY (2.1%)
     17,000   AbbVie, Inc.                                                                             1,072
      2,900   Gilead Sciences, Inc.                                                                      229
                                                                                                     -------
                                                                                                       1,301
                                                                                                     -------
              HEALTH CARE EQUIPMENT (0.7%)
      5,200   Medtronic plc                                                                              449
                                                                                                     -------
              PHARMACEUTICALS (12.6%)
     29,000   GlaxoSmithKline plc                                                                        618
      7,900   GlaxoSmithKline plc ADR                                                                    341
      9,900   Johnson & Johnson                                                                        1,169
     22,800   Merck & Co., Inc.                                                                        1,423
     16,200   Novartis AG                                                                              1,274
     45,600   Pfizer, Inc.                                                                             1,544
      4,700   Roche Holding AG                                                                         1,166
      3,100   Sanofi                                                                                     236
                                                                                                     -------
                                                                                                       7,771
                                                                                                     -------
              Total Health Care                                                                        9,521
                                                                                                     -------
              INDUSTRIALS (9.6%)
              ------------------
              AEROSPACE & DEFENSE (1.1%)
     42,400   BAE Systems plc                                                                            288
      1,700   Lockheed Martin Corp.                                                                      407
                                                                                                     -------
                                                                                                         695
                                                                                                     -------
              CONSTRUCTION & ENGINEERING (1.0%)
      7,500   Vinci S.A.                                                                                 574
                                                                                                     -------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
      6,800   Eaton Corp. plc                                                                            447
                                                                                                     -------
              ENVIRONMENTAL & FACILITIES SERVICES (0.5%)
      6,200   Republic Services, Inc.                                                                    313
                                                                                                     -------
              HUMAN RESOURCE & EMPLOYMENT SERVICES (0.5%)
      5,000   Adecco Group AG                                                                            281
                                                                                                     -------

================================================================================

14  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES (5.4%)
     49,368   General Electric Co.                                                                   $ 1,462
     16,000   Siemens AG                                                                               1,873
                                                                                                     -------
                                                                                                       3,335
                                                                                                     -------
              SECURITY & ALARM SERVICES (0.4%)
      5,432   Johnson Controls International plc                                                         253
                                                                                                     -------
              Total Industrials                                                                        5,898
                                                                                                     -------
              INFORMATION TECHNOLOGY (8.6%)
              -----------------------------
              COMMUNICATIONS EQUIPMENT (2.3%)
     44,000   Cisco Systems, Inc.                                                                      1,396
                                                                                                     -------
              SEMICONDUCTORS (3.8%)
     28,200   Intel Corp.                                                                              1,064
     13,500   QUALCOMM, Inc.                                                                             925
      4,900   Texas Instruments, Inc.                                                                    344
                                                                                                     -------
                                                                                                       2,333
                                                                                                     -------
              SYSTEMS SOFTWARE (0.9%)
      9,900   Microsoft Corp.                                                                            570
                                                                                                     -------
              TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.6%)
        300   Samsung Electronics Co. Ltd.                                                               435
     14,500   Seagate Technology plc                                                                     559
                                                                                                     -------
                                                                                                         994
                                                                                                     -------
              Total Information Technology                                                             5,293
                                                                                                     -------
              MATERIALS (4.6%)
              ----------------
              COMMODITY CHEMICALS (0.6%)
      4,500   LyondellBasell Industries N.V. "A"                                                         363
                                                                                                     -------
              DIVERSIFIED CHEMICALS (2.2%)
      4,200   BASF SE                                                                                    359
      8,200   Dow Chemical Co.                                                                           425
     36,100   Huntsman Corp.                                                                             587
                                                                                                     -------
                                                                                                       1,371
                                                                                                     -------
              DIVERSIFIED METALS & MINING (1.2%)
     11,900   Freeport-McMoRan, Inc.                                                                     129
     15,100   Rio Tinto Ltd.                                                                             597
                                                                                                     -------
                                                                                                         726
                                                                                                     -------
              GOLD (0.4%)
     15,500   Goldcorp, Inc.                                                                             256
                                                                                                     -------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              PAPER PRODUCTS (0.2%)
      7,100   UPM-Kymmene Oyj                                                                        $   150
                                                                                                     -------
              Total Materials                                                                          2,866
                                                                                                     -------
              TELECOMMUNICATION SERVICES (5.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (2.8%)
     20,200   AT&T, Inc.                                                                                 820
      7,200   Nippon Telegraph & Telephone Corp.                                                         328
     54,400   Singapore Telecommunications Ltd.                                                          158
     31,400   TeliaSonera AB                                                                             141
      5,400   Verizon Communications, Inc.                                                               281
                                                                                                     -------
                                                                                                       1,728
                                                                                                     -------
              WIRELESS TELECOMMUNICATION SERVICES (2.5%)
     14,000   NTT DOCOMO, Inc.                                                                           354
     10,300   Rogers Communications, Inc.                                                                437
    264,300   Vodafone Group plc                                                                         759
                                                                                                     -------
                                                                                                       1,550
                                                                                                     -------
              Total Telecommunication Services                                                         3,278
                                                                                                     -------
              UTILITIES (6.7%)
              ----------------
              ELECTRIC UTILITIES (4.9%)
      5,100   American Electric Power Co., Inc.                                                          328
      5,200   Duke Energy Corp.                                                                          416
      7,700   Edison International                                                                       556
     50,300   EDP-Energias de Portugal S.A.                                                              169
    164,700   Enel S.p.A.                                                                                734
      2,300   NextEra Energy, Inc.                                                                       281
     16,100   PPL Corp.                                                                                  557
                                                                                                     -------
                                                                                                       3,041
                                                                                                     -------
              MULTI-UTILITIES (1.8%)
     53,600   E.ON SE                                                                                    380
     45,100   National Grid plc                                                                          638
      5,360   Uniper SE*                                                                                  66
                                                                                                     -------
                                                                                                       1,084
                                                                                                     -------
              Total Utilities                                                                          4,125
                                                                                                     -------
              Total Common Stocks                                                                     54,305
                                                                                                     -------
              Total Equity Securities (cost: $52,636)                                                 54,305
                                                                                                     -------

================================================================================

16  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

------------------------------------------------------------------------------------------------------------
                                                                                                      MARKET
NUMBER                                                                                                 VALUE
OF SHARES     SECURITY                                                                                 (000)
------------------------------------------------------------------------------------------------------------
              MONEY MARKET INSTRUMENTS (11.2%)

              MONEY MARKET FUNDS (11.2%)
  6,887,558   State Street Institutional Liquid Reserves Fund Premier Class, 0.40%(a)
                (cost: $6,888)                                                                       $ 6,888
                                                                                                     -------

              TOTAL INVESTMENTS (COST: $59,524)                                                      $61,193
                                                                                                     =======

------------------------------------------------------------------------------------------------------------
($ IN 000s)                                    VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------
ASSETS                                     LEVEL 1            LEVEL 2            LEVEL 3               TOTAL
------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $54,305                 $-                 $-             $54,305
Money Market Instruments:
  Money Market Funds                         6,888                  -                  -               6,888
------------------------------------------------------------------------------------------------------------
Total                                      $61,193                 $-                 $-             $61,193
------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 40.8% of net assets at September 30, 2016.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

o   SPECIFIC NOTES

    (a) Rate represents the money market fund annualized seven-day yield at September 30, 2016.

      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

18  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $59,524)                                      $61,193
   Cash denominated in foreign currencies (identified cost of $160)                                      160
   Receivables:
       Capital shares sold                                                                               191
       USAA Asset Management Company (Note 6C)                                                           100
       Dividends and interest                                                                            171
       Other                                                                                              17
                                                                                                     -------
           Total assets                                                                               61,832
                                                                                                     -------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                            18
       Bank overdraft                                                                                    106
   Accrued management fees                                                                                23
   Accrued transfer agent's fees                                                                           4
   Other accrued expenses and payables                                                                    46
                                                                                                     -------
           Total liabilities                                                                             197
                                                                                                     -------
               Net assets applicable to capital shares outstanding                                   $61,635
                                                                                                     =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                                                   $60,840
   Accumulated undistributed net investment income                                                        22
   Accumulated net realized loss on investments                                                         (896)
   Net unrealized appreciation of investments                                                          1,669
                                                                                                     -------
               Net assets applicable to capital shares outstanding                                   $61,635
                                                                                                     =======
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $56,714/5,763
               capital shares outstanding, no par value)                                             $  9.84
                                                                                                     =======
           Institutional Shares (net assets of $4,921/500
               capital shares outstanding, no par value)                                             $  9.84
                                                                                                     =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  19

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $47)                                                   $1,000
   Interest                                                                                                9
                                                                                                      ------
       Total income                                                                                    1,009
                                                                                                      ------
EXPENSES
   Management fees                                                                                       133
   Administration and servicing fees:
       Fund Shares                                                                                        38
       Institutional Shares                                                                                2
   Transfer agent's fees:
       Fund Shares                                                                                        37
       Institutional Shares                                                                                2
   Custody and accounting fees:
       Fund Shares                                                                                        32
       Institutional Shares                                                                                3
   Postage:
       Fund Shares                                                                                         2
   Shareholder reporting fees:
       Fund Shares                                                                                         7
   Trustees' fees                                                                                         15
   Registration fees:
       Fund Shares                                                                                        25
       Institutional Shares                                                                               23
   Professional fees                                                                                      42
   Other                                                                                                   7
                                                                                                      ------
           Total expenses                                                                                368
   Expenses reimbursed:
       Fund Shares                                                                                       (22)
       Institutional Shares                                                                              (21)
                                                                                                      ------
           Net expenses                                                                                  325
                                                                                                      ------
NET INVESTMENT INCOME                                                                                    684
                                                                                                      ------

================================================================================

20  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY

   Net realized loss on:
       Investments                                                                                      (199)
       Foreign currency transactions                                                                     (10)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                                     2,652
       Foreign currency translations                                                                      (6)
                                                                                                      ------
           Net realized and unrealized gain                                                            2,437
                                                                                                      ------
   Increase in net assets resulting from operations                                                   $3,121
                                                                                                      ======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  21

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and period ended March 31, 2016

------------------------------------------------------------------------------------------------------------
                                                                                    9/30/2016     3/31/2016*
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                              $   684        $   514
   Net realized loss on investments                                                      (199)          (687)
   Net realized loss on foreign currency transactions                                     (10)          (139)
   Change in net unrealized appreciation/(depreciation) of:
       Investments                                                                      2,652           (983)
       Foreign currency translations                                                       (6)             6
                                                                                      ----------------------
       Increase (decrease) in net assets resulting from operations                      3,121         (1,289)
                                                                                      ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                                       (626)          (310)
       Institutional Shares                                                               (63)           (38)
                                                                                      ----------------------
           Distributions to shareholders                                                 (689)          (348)
                                                                                      ----------------------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                         12,428         43,411
   Institutional Shares                                                                     -          5,000
                                                                                      ----------------------
       Total net increase in net assets from capital share transactions                12,428         48,411
                                                                                      ----------------------
   Capital contribution from USAA Transfer Agency Company:
       Fund Shares                                                                          -              1
                                                                                      ----------------------
   Net increase in net assets                                                          14,860         46,775

NET ASSETS
   Beginning of period                                                                 46,775              -
                                                                                      ----------------------
   End of period                                                                      $61,635        $46,775
                                                                                      ======================
Accumulated undistributed net investment income:
   End of period                                                                      $    22        $    27
                                                                                      ======================

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

22  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Global Equity Income Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek total return with an emphasis on current income.

The Fund consists of two classes of shares: Global Equity Income Fund Shares (Fund Shares) and Global Equity Income Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

approve from time to time, or for purchase by a USAA fund participating in a fund-of-funds investment strategy (USAA fund-of-funds).

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued.

================================================================================

24  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

        If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    6.  Repurchase agreements are valued at cost.

    7. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly

================================================================================

26  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN TAXATION - Foreign income and capital gains on some foreign securities may be subject to foreign taxes, which are reflected as a reduction to such income and realized gains. The Fund records a liability based on unrealized gains to provide for potential foreign taxes payable upon the sale of these securities. Foreign taxes have been provided for in

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    accordance with the Fund's understanding of the applicable countries' prevailing tax rules and rates.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, net realized foreign currency gains/losses are reclassified from accumulated net realized gains/losses to accumulated undistributed net investment income on the Statement of Assets and Liabilities, as such amounts are treated as ordinary income/loss for federal income tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, there were no custodian and other bank credits.

================================================================================

28  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $662,000, for federal income tax purposes. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $16,500,000 and $6,873,000, respectively.

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $3,567,000 and $1,898,000, respectively, resulting in net unrealized appreciation of $1,669,000.

================================================================================

30  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds as well as other persons or legal entities that the Fund may approve from time to time. Capital share transactions for all classes were as follows, in thousands:

                                                               SIX-MONTH
                                                              PERIOD ENDED                  PERIOD ENDED
                                                           SEPTEMBER 30, 2016              MARCH 31, 2016*
------------------------------------------------------------------------------------------------------------
                                                           SHARES      AMOUNT            SHARES      AMOUNT
                                                           -------------------------------------------------
FUND SHARES:
Shares sold                                                 1,579     $15,340             4,678      $45,192
Shares issued from reinvested dividends                        34         328                13          125
Shares redeemed                                              (333)     (3,240)             (208)      (1,906)
                                                           -------------------------------------------------
Net increase from capital share transactions                1,280     $12,428             4,483      $43,411
                                                           =================================================
INSTITUTIONAL SHARES:
Shares sold                                                     -     $     -               500      $ 5,000
Shares issued from reinvested dividends                         -           -                 -            -
Shares redeemed                                                (-)         (-)               (-)**        (-)**
                                                           -------------------------------------------------
Net increase from capital share transactions                    -     $     -               500      $ 5,000
                                                           =================================================

*Fund commenced operations on August 7, 2015.
**Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the period ended September 30, 2015, there were no subadviser(s).

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Global Equity Income Funds Index. The Lipper Global Equity Income Funds Index tracks the total return performance of Funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing at least 65% or more of their portfolio in dividend-paying equity securities of domestic and foreign companies. The performance period for the Fund commenced on August 7, 2015, and will consist of the current month plus the preceding 12 months through that date until a period of 36 months is included in the performance period. Thereafter, the performance period will consist of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                          (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 100 to 400                               +/- 4
    +/- 401 to 700                               +/- 5
    +/- 701 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of

================================================================================

32  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

    overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Global Equity Income Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $133,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(3,000) and less than $(500), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.01)% and (0.01)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and 0.10% of average net assets of the Institutional Shares. For the six-month period ended September 30, 2016, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $38,000 and $2,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Fund Shares and Institutional Shares to 1.20%, and 1.10%, respectively, of their average net assets, excluding extraordinary expenses and before reductions of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    any expenses paid indirectly, and to reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended September 30, 2016, the Fund incurred reimbursable expenses from the Manager for the Fund Shares and Institutional Shares of $22,000 and $21,000, respectively. Due to a timing difference, $100,000 was receivable from the Manager at September 30, 2016.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the six-month period ended September 30, 2016, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $37,000 and $2,000, respectively.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 2,500,000 Fund Shares and 500,000 Institutional Shares, which represents 43.4% of the Fund Shares outstanding, 100.0% of the Institutional Shares outstanding, and 47.9% of the Fund's total outstanding shares.

================================================================================

34  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

As of September 30, 2016, USAA and its affiliates owned approximately 47.9% of the USAA Global Equity Income Fund; and it is considered a "control person" of the Fund for purposes of the 1940 Act. Investment activities of these shareholders could have a significant impact on the Fund. A control person could potentially control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or terms of the investment advisory agreement with the investment advisor.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        SIX-MONTH
                                                                       PERIOD ENDED             PERIOD ENDED
                                                                       SEPTEMBER 30,              MARCH 31,
                                                                           2016                    2016***
                                                                       -------------------------------------
Net asset value at beginning of period                                   $  9.39                   $ 10.00
                                                                         ---------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .12                       .14(a)
  Net realized and unrealized gain (loss)                                    .45                      (.68)(a)
                                                                         ---------------------------------
Total from investment operations                                             .57                      (.54)(a)
                                                                         ---------------------------------
Less distributions from:
  Net investment income                                                     (.12)                     (.07)
                                                                         ---------------------------------
Net asset value at end of period                                         $  9.84                   $  9.39
                                                                         =================================
Total return (%)*                                                           6.10                     (5.35)
Net assets at end of period (000)                                        $56,714                   $42,080
Ratios to average net assets:**
  Expenses (%)(b)                                                           1.20                      1.20
  Expenses, excluding reimbursements (%)(b)                                 1.28                      1.37
  Net investment income (%)(b)                                              2.50                      2.12
Portfolio turnover (%)                                                        14                        16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $49,545,000.
*** Fund Shares commenced operations on August 7, 2015.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

36  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                        SIX-MONTH
                                                                       PERIOD ENDED             PERIOD ENDED
                                                                       SEPTEMBER 30,              MARCH 31,
                                                                           2016                    2016***
                                                                       -------------------------------------
Net asset value at beginning of period                                   $ 9.39                     $10.00
                                                                         ---------------------------------
Income (loss) from investment operations:
  Net investment income                                                      .13                       .15(a)
  Net realized and unrealized gain (loss)                                    .44                      (.68)(a)
                                                                         ---------------------------------
Total from investment operations                                            .57                       (.53)(a)
                                                                         ---------------------------------
Less distributions from:
  Net investment income                                                     (.12)                     (.08)
                                                                         ---------------------------------
Net asset value at end of period                                         $ 9.84                     $ 9.39
                                                                         =================================
Total return (%)*                                                          6.17                      (5.32)
Net assets at end of period (000)                                        $4,921                     $4,695
Ratios to average net assets:**
  Expenses (%)(b)                                                          1.10                       1.10
  Expenses, excluding reimbursements (%)(b)                                1.98                       1.79
  Net investment income (%)(b)                                             2.64                       2.20
Portfolio turnover (%)                                                       14                         16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $4,857,000.
*** Institutional Shares commenced operations on August 7, 2015.
(a) Calculated using average shares.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

38  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                            EXPENSES PAID
                                                BEGINNING              ENDING               DURING PERIOD*
                                              ACCOUNT VALUE        ACCOUNT VALUE            APRIL 1, 2016 -
                                              APRIL 1, 2016      SEPTEMBER 30, 2016       SEPTEMBER 30, 2016
                                              --------------------------------------------------------------
FUND SHARES
Actual                                          $1,000.00            $1,061.00                   $6.20

Hypothetical
  (5% return before expenses)                    1,000.00             1,019.05                    6.07

INSTITUTIONAL SHARES
Actual                                           1,000.00             1,061.70                    5.69

Hypothetical
  (5% return before expenses)                    1,000.00             1,019.55                    5.57

*Expenses are equal to the annualized expense ratio of 1.20% for Fund Shares and 1.10% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 6.10% for Fund Shares and 6.17% for Institutional Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  39

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered,

================================================================================

40  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services to be provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year in connection with the other funds in the Trust. The Board considered the fees to be paid to the Manager and the services to be provided to the Fund by the Manager under the Advisory Agreement, as well as other services to be provided by the Manager and its affiliates under other agreements, and the personnel who would be responsible for providing these services. The Board also took into consideration that, in addition to the investment advisory services to be provided to the Fund, the Manager and its affiliates will provide administrative services, compliance oversight, stockholder services, oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement with respect to the other funds in the Trust. The Board considered the level and depth of

================================================================================

                                                     ADVISORY AGREEMENT(S) |  41

================================================================================

knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The expected allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to provide a high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the other funds in the Trust.

The Board also reviewed the compliance and administrative services to be provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of other funds managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other front-end load and no-load retail open-end investment companies with the same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was above the median of its expense group and below the median of its expense universe. The data

================================================================================

42  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

indicated that the Fund's total expense ratio, after reimbursements, was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the period August 31, 2015 to December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the period August 31, 2015 to December 31, 2015. The Board noted that the Fund recently commenced operations and therefore has a limited performance history.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board took into account management's discussions of the Fund's advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of its limited performance history;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

44  | USAA GLOBAL EQUITY INCOME FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   98352-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA NEW YORK BOND FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA NEW YORK BOND FUND
         FUND SHARES o ADVISER SHARES
         SEPTEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         23

    Financial Statements                                                      24

    Notes to Financial Statements                                             27

EXPENSE EXAMPLE                                                               40

ADVISORY AGREEMENT(S)                                                         42

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211733-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NEW YORK BOND FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the state of New York, its political subdivisions, municipalities and public authorities, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and New York State and New York City personal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF REGINA G. SHAFER]                      [PHOTO OF DALE R. HOFFMANN]
    REGINA G. SHAFER, CPA, CFA                       DALE R. HOFFMANN
    USAA Asset                                       USAA Asset
    Management Company                               Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The tax-exempt bond market advanced during the reporting period ended September 30, 2016, as demand for municipal securities outweighed the amount of available supply. Although new issuance picked up, it remained low by historical standards. Furthermore, it was dominated by refunding bonds rather than new issues. In a bond refunding, issuers call existing high-interest bonds and replace them with new bonds that have lower coupon rates. Meanwhile, as demand for municipal bonds increased, municipal bond mutual funds also received positive investment inflows every week of the reporting period. Investors continued to prefer municipal securities for their tax-advantaged status as well as their relative stability.

    Municipal bonds also benefited from the performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term U.S. Treasury securities rallied on strong demand, especially from foreign investors who favored U.S. Treasuries because of their relatively higher yields compared to the government bonds of other developed countries. As U.S. Treasury prices rose, their yields (which move in the opposite direction) fell. During the reporting period, the yield on a 30-year U.S. Treasury security dropped from 2.61% at 3/31/16 to 2.32% at 9/30/16.

    Municipal credit quality remained strong as state and local governments continued to practice sound fiscal management and generally maintained healthy reserves. State and local revenues rose, though at a more moderate

================================================================================

2  | USAA NEW YORK BOND FUND

================================================================================

    pace than in the recent past. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls. Unlike corporate issuers, many state and municipal governments have broad taxing powers and are required by law to balance their budgets.

o HOW DID THE USAA NEW YORK BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended September 30, 2016, the Fund Shares and Adviser Shares had a total return of 2.19% and 2.08%, respectively, versus an average return of 2.89% amongst the funds in the Lipper New York Municipal Debt Funds category. This compares to returns of 3.26% for the Lipper New York Municipal Debt Funds Index and 2.30% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.43% and 3.23%, respectively, compared to the Lipper category average of 3.12%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York, which has passed a series of on-time budgets, continues to be highly rated by the credit rating agencies. The state's finances appear to be in good shape due to a gradual economic recovery, but revenues are still dependent in some measure on the financial services industry. Although New York state is projecting future budget gaps, they appear

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    to be very manageable. Budget flexibility is enhanced by the state's $1.8 billion "rainy day" reserves. At the end of the reporting period, New York's general obligation bonds were rated Aa1 by Moody's Investors Service, AA+ by Standard & Poor's Ratings Services, and AA+ by Fitch Ratings, Inc.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. In our efforts to find attractive opportunities, we continued to work with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Each security is researched, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential risks.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USNYX)

--------------------------------------------------------------------------------
                                         9/30/16                     3/31/16
--------------------------------------------------------------------------------
Net Assets                           $217.5 Million              $211.1 Million
Net Asset Value Per Share                $12.34                      $12.28

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.424                      $0.429
Capital Gain Distributions Per Share        -                           -
Dollar-Weighted Average
Portfolio Maturity(+)                  14.4 Years                  14.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16-9/30/16*            1 YEAR            5 YEARS            10 YEARS
        2.19%                    5.20%             4.52%              4.43%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 9/30/16             EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
             1.43%                                       0.66%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED SEPTEMBER 30, 2016

--------------------------------------------------------------------------------
                 TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS            4.43%         =          4.08%          +         0.35%
5 YEARS             4.52%         =          3.71%          +         0.81%
1 YEAR              5.20%         =          3.55%          +         1.65%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2007-SEPTEMBER 30, 2016

      [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]


                            TOTAL              DIVIDEND              CHANGE IN
                           RETURN               RETURN               SHARE PRICE
9/30/07                     1.84%                4.12%                 -2.28%
9/30/08                    -4.50%                4.15%                 -8.65%
9/30/09                    14.80%                5.23%                  9.57%
9/30/10                     6.60%                4.39%                  2.21%
9/30/11                     3.89%                4.32%                 -0.43%
9/30/12                     9.86%                4.04%                  5.82%
9/30/13                    -3.59%                3.43%                 -7.02%
9/30/14                     8.62%                3.99%                  4.63%
9/30/15                     3.08%                3.57%                 -0.49%
9/30/16                     5.20%                3.55%                  1.65%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/16, and
assuming New York state tax rates of:        6.65%    6.85%     6.85%     6.85%

and assuming marginal federal tax rates of: 28.00%   36.80%*   38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.08%                   6.07%    6.93%     7.16%     7.74%
5 Years              3.71%                   5.52%    6.30%     6.51%     7.04%
1 Year               3.55%                   5.28%    6.03%     6.23%     6.73%

To match the Fund Shares' closing 30-day SEC Yield of 1.43% on 09/30/16

A FULLY TAXABLE INVESTMENT MUST PAY:         2.13%     2.43%     2.51%     2.71%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state and
city tax rates of:                          10.30%    10.50%    10.50%    10.50%

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.08%                   6.32%     7.21%     7.45%     8.05%
5 Years              3.71%                   5.74%     6.56%     6.77%     7.32%
1 Year               3.55%                   5.50%     6.28%     6.48%     7.01%

To match the Fund Shares' closing 30-day SEC Yield of 1.43% on 09/30/16

A FULLY TAXABLE INVESTMENT MUST PAY:         2.21%     2.53%     2.61%     2.82%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.
--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BLOOMBERG                    USAA NEW                    LIPPER NEW
                         BARCLAYS                    YORK BOND                  YORK MUNICIPAL
                         MUNICIPAL                      FUND                      DEBT FUNDS
                         BOND INDEX                    SHARES                        INDEX
09/30/06                 $10,000.00                  $10,000.00                   $10,000.00
10/31/06                  10,062.71                   10,058.00                    10,068.50
11/30/06                  10,146.59                   10,159.00                    10,150.66
12/31/06                  10,110.74                   10,108.00                    10,107.92
01/31/07                  10,084.85                   10,089.00                    10,083.61
02/28/07                  10,217.74                   10,217.00                    10,210.26
03/31/07                  10,192.55                   10,177.00                    10,174.85
04/30/07                  10,222.72                   10,219.00                    10,209.09
05/31/07                  10,177.46                   10,160.00                    10,161.44
06/30/07                  10,124.72                   10,094.00                    10,105.29
07/31/07                  10,203.21                   10,145.00                    10,162.64
08/31/07                  10,159.19                   10,021.00                    10,074.20
09/30/07                  10,309.52                   10,183.00                    10,212.49
10/31/07                  10,355.47                   10,237.00                    10,256.03
11/30/07                  10,421.50                   10,241.00                    10,279.86
12/31/07                  10,450.43                   10,228.00                    10,285.62
01/31/08                  10,582.21                   10,343.00                    10,396.46
02/29/08                  10,097.73                    9,774.00                     9,872.03
03/31/08                  10,386.34                   10,094.00                    10,140.87
04/30/08                  10,507.88                   10,257.00                    10,270.57
05/31/08                  10,571.41                   10,331.00                    10,345.04
06/30/08                  10,452.09                   10,242.00                    10,239.93
07/31/08                  10,491.82                   10,227.00                    10,235.73
08/31/08                  10,614.60                   10,331.00                    10,337.13
09/30/08                  10,116.83                    9,725.00                     9,776.78
10/31/08                  10,013.57                    9,493.00                     9,519.89
11/30/08                  10,045.40                    9,438.00                     9,439.14
12/31/08                  10,191.86                    9,434.00                     9,428.20
01/31/09                  10,564.91                    9,833.00                     9,840.07
02/28/09                  10,620.41                    9,937.00                     9,947.80
03/31/09                  10,622.35                    9,956.00                     9,908.39
04/30/09                  10,834.56                   10,191.00                    10,169.13
05/31/09                  10,949.17                   10,333.00                    10,360.44
06/30/09                  10,846.60                   10,269.00                    10,285.93
07/31/09                  11,028.07                   10,433.00                    10,436.78
08/31/09                  11,216.61                   10,688.00                    10,697.71
09/30/09                  11,619.14                   11,164.00                    11,204.14
10/31/09                  11,375.24                   10,889.00                    10,946.90
11/30/09                  11,469.23                   10,956.00                    10,991.28
12/31/09                  11,507.99                   11,036.00                    11,074.85
01/31/10                  11,567.92                   11,081.00                    11,125.80
02/28/10                  11,680.05                   11,188.00                    11,231.63
03/31/10                  11,652.09                   11,188.00                    11,252.53
04/30/10                  11,793.69                   11,338.00                    11,399.40
05/31/10                  11,882.15                   11,453.00                    11,491.13
06/30/10                  11,889.21                   11,444.00                    11,455.89
07/31/10                  12,037.46                   11,574.00                    11,586.99
08/31/10                  12,313.06                   11,880.00                    11,862.98
09/30/10                  12,293.82                   11,901.00                    11,878.72
10/31/10                  12,259.77                   11,851.00                    11,861.73
11/30/10                  12,014.62                   11,562.00                    11,530.27
12/31/10                  11,781.79                   11,274.00                    11,263.61
01/31/11                  11,695.00                   11,100.00                    11,111.46
02/28/11                  11,881.18                   11,314.00                    11,259.30
03/31/11                  11,841.59                   11,271.00                    11,206.11
04/30/11                  12,053.65                   11,508.00                    11,408.27
05/31/11                  12,259.63                   11,773.00                    11,624.21
06/30/11                  12,302.40                   11,825.00                    11,682.54
07/31/11                  12,427.95                   11,949.00                    11,794.59
08/31/11                  12,640.57                   12,156.00                    11,959.67
09/30/11                  12,771.24                   12,367.00                    12,175.51
10/31/11                  12,723.76                   12,322.00                    12,124.97
11/30/11                  12,798.93                   12,385.00                    12,158.56
12/31/11                  13,042.41                   12,649.00                    12,393.24
01/31/12                  13,344.04                   13,035.00                    12,753.49
02/29/12                  13,357.19                   13,042.00                    12,780.25
03/31/12                  13,270.40                   12,955.00                    12,706.69
04/30/12                  13,423.49                   13,111.00                    12,854.47
05/31/12                  13,534.92                   13,259.00                    12,987.12
06/30/12                  13,520.39                   13,248.00                    12,978.02
07/31/12                  13,734.67                   13,481.00                    13,213.15
08/31/12                  13,750.31                   13,514.00                    13,235.52
09/30/12                  13,833.37                   13,583.00                    13,310.51
10/31/12                  13,872.40                   13,634.00                    13,367.26
11/30/12                  14,100.94                   13,918.00                    13,631.89
12/31/12                  13,926.66                   13,685.00                    13,410.53
01/31/13                  13,984.66                   13,755.00                    13,514.39
02/28/13                  14,027.02                   13,806.00                    13,550.87
03/31/13                  13,966.53                   13,746.00                    13,460.04
04/30/13                  14,119.63                   13,907.00                    13,630.52
05/31/13                  13,947.15                   13,729.00                    13,469.39
06/30/13                  13,552.23                   13,168.00                    12,956.26
07/31/13                  13,433.74                   12,988.00                    12,745.14
08/31/13                  13,242.02                   12,776.00                    12,439.40
09/30/13                  13,527.03                   13,095.00                    12,701.97
10/31/13                  13,633.90                   13,194.00                    12,799.02
11/30/13                  13,605.80                   13,171.00                    12,751.52
12/31/13                  13,571.05                   13,135.00                    12,678.86
01/31/14                  13,835.44                   13,440.00                    12,929.45
02/28/14                  13,997.67                   13,620.00                    13,128.95
03/31/14                  14,021.21                   13,660.00                    13,169.50
04/30/14                  14,189.67                   13,829.00                    13,328.65
05/31/14                  14,372.39                   14,011.00                    13,566.13
06/30/14                  14,384.85                   14,018.00                    13,521.04
07/31/14                  14,410.18                   14,014.00                    13,544.63
08/31/14                  14,584.73                   14,185.00                    13,761.40
09/30/14                  14,599.54                   14,224.00                    13,797.19
10/31/14                  14,699.62                   14,315.00                    13,872.13
11/30/14                  14,725.09                   14,331.00                    13,902.63
12/31/14                  14,799.29                   14,410.00                    13,993.27
01/31/15                  15,061.60                   14,640.00                    14,245.26
02/28/15                  14,906.29                   14,529.00                    14,121.10
03/31/15                  14,949.34                   14,583.00                    14,157.80
04/30/15                  14,870.85                   14,507.00                    14,078.35
05/31/15                  14,829.74                   14,478.00                    14,093.26
06/30/15                  14,816.31                   14,437.00                    14,004.46
07/31/15                  14,923.59                   14,554.00                    14,093.51
08/31/15                  14,952.94                   14,594.00                    14,139.71
09/30/15                  15,061.18                   14,662.00                    14,237.72
10/31/15                  15,121.12                   14,719.00                    14,291.33
11/30/15                  15,181.20                   14,773.00                    14,351.80
12/31/15                  15,287.92                   14,893.00                    14,438.88
01/31/16                  15,470.36                   15,018.00                    14,578.29
02/29/16                  15,494.59                   15,025.00                    14,612.33
03/31/16                  15,543.73                   15,093.00                    14,675.29
04/30/16                  15,658.07                   15,212.00                    14,771.39
05/31/16                  15,700.42                   15,266.00                    14,850.40
06/30/16                  15,950.14                   15,508.00                    15,157.97
07/31/16                  15,959.83                   15,475.00                    15,160.60
08/31/16                  15,981.42                   15,493.00                    15,191.48
09/30/16                  15,901.69                   15,427.00                    15,154.26

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (the Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper New York Municipal Debt Funds Index measures the Fund's performance to that of the Lipper New York Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA NEW                        LIPPER NEW YORK
                               YORK BOND                        MUNICIPAL DEBT
                              FUND SHARES                       FUNDS AVERAGE
09/30/07                         4.20%                             3.79%
09/30/08                         4.79%                             4.14%
09/30/09                         4.29%                             3.91%
09/30/10                         4.08%                             3.80%
09/30/11                         4.07%                             3.85%
09/30/12                         3.66%                             3.46%
09/30/13                         3.80%                             3.60%
09/30/14                         3.67%                             3.50%
09/30/15                         3.55%                             3.39%
09/30/16                         3.43%                             3.12%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/07 through 9/30/16.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA NEW YORK BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UNYBX)

--------------------------------------------------------------------------------
                                        9/30/16                      3/31/16
--------------------------------------------------------------------------------
Net Assets                           $6.1 Million                 $5.9 Million
Net Asset Value Per Share               $12.31                       $12.25

LAST 12 MONTHS
Tax-Exempt Dividends Per Share          $0.400                       $0.405
Capital Gain Distributions Per Share      -                            -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16-9/30/16*      1 YEAR      5 YEARS        SINCE INCEPTION 8/01/10
        2.08%              4.91%        4.25%                4.50%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 9/30/16              EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
             1.14%                                          0.85%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA NEW YORK BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.14% on 09/30/16 and
assuming New York state tax rates of:        6.65%     6.85%     6.85%    6.85%

and assuming marginal federal tax rates of: 28.00%    36.80%*   38.80%*  43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:         1.70%     1.94%     2.00%    2.16%
--------------------------------------------------------------------------------

Assuming the same marginal federal tax rates and combined New York state
and city tax rates of:                      10.30%    10.50%    10.50%   10.50%

To match the Adviser Shares' closing 30-day SEC Yield of 1.14% on 09/30/16

A FULLY TAXABLE INVESTMENT MUST PAY:         1.77%     2.02%     2.08%    2.25%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                       BLOOMBERG                USAA NEW                LIPPER NEW
                       BARCLAYS                 YORK BOND             YORK MUNICIPAL
                       MUNICIPAL              FUND ADVISER              DEBT FUNDS
                      BOND INDEX                 SHARES                    INDEX
07/31/10              $10,000.00               $10,000.00               $10,000.00
08/31/10               10,228.95                10,261.40                10,238.20
09/30/10               10,212.97                10,276.56                10,251.78
10/31/10               10,184.68                10,230.94                10,237.11
11/30/10                9,981.03                 9,978.54                 9,951.05
12/31/10                9,787.61                 9,727.30                 9,720.91
01/31/11                9,715.50                 9,575.63                 9,589.60
02/28/11                9,870.17                 9,758.50                 9,717.20
03/31/11                9,837.28                 9,721.10                 9,671.29
04/30/11               10,013.45                 9,923.55                 9,845.76
05/31/11               10,184.57                10,150.34                10,032.13
06/30/11               10,220.10                10,193.17                10,082.47
07/31/11               10,324.40                10,298.51                10,179.17
08/31/11               10,501.03                10,475.33                10,321.64
09/30/11               10,609.58                10,655.04                10,507.92
10/31/11               10,570.14                10,615.08                10,464.30
11/30/11               10,632.58                10,667.43                10,493.29
12/31/11               10,834.86                10,893.33                10,695.83
01/31/12               11,085.43                11,223.57                11,006.74
02/29/12               11,096.35                11,227.44                11,029.83
03/31/12               11,024.25                11,149.74                10,966.35
04/30/12               11,151.44                11,282.60                11,093.89
05/31/12               11,244.01                11,408.15                11,208.37
06/30/12               11,231.93                11,397.03                11,200.51
07/31/12               11,409.94                11,595.30                11,403.44
08/31/12               11,422.94                11,612.22                11,422.75
09/30/12               11,491.93                11,678.65                11,487.47
10/31/12               11,524.36                11,720.66                11,536.44
11/30/12               11,714.22                11,962.68                11,764.82
12/31/12               11,569.44                11,758.73                11,573.79
01/31/13               11,617.62                11,818.02                11,663.42
02/28/13               11,652.81                11,860.35                11,694.90
03/31/13               11,602.56                11,806.98                11,616.51
04/30/13               11,729.74                11,943.25                11,763.65
05/31/13               11,586.46                11,775.73                11,624.58
06/30/13               11,258.38                11,275.81                11,181.73
07/31/13               11,159.95                11,118.64                10,999.53
08/31/13               11,000.68                10,932.66                10,735.67
09/30/13               11,237.45                11,206.55                10,962.27
10/31/13               11,326.23                11,289.22                11,046.03
11/30/13               11,302.88                11,267.28                11,005.03
12/31/13               11,274.02                11,234.14                10,942.33
01/31/14               11,493.66                11,491.20                11,158.59
02/28/14               11,628.43                11,643.01                11,330.77
03/31/14               11,647.98                11,677.47                11,365.77
04/30/14               11,787.93                11,820.04                11,503.12
05/31/14               11,939.72                11,972.41                11,708.07
06/30/14               11,950.07                11,977.14                11,669.15
07/31/14               11,971.12                11,971.27                11,689.52
08/31/14               12,116.12                12,113.80                11,876.60
09/30/14               12,128.43                12,146.25                11,907.48
10/31/14               12,211.57                12,218.74                11,972.17
11/30/14               12,232.73                12,232.09                11,998.48
12/31/14               12,294.37                12,295.50                12,076.71
01/31/15               12,512.28                12,500.71                12,294.19
02/28/15               12,383.26                12,393.97                12,187.03
03/31/15               12,419.02                12,437.74                12,218.71
04/30/15               12,353.82                12,380.72                12,150.13
05/31/15               12,319.66                12,343.71                12,163.00
06/30/15               12,308.51                12,306.07                12,086.37
07/31/15               12,397.63                12,401.62                12,163.22
08/31/15               12,422.01                12,446.71                12,203.09
09/30/15               12,511.93                12,502.33                12,287.68
10/31/15               12,561.73                12,537.27                12,333.95
11/30/15               12,611.63                12,593.11                12,386.14
12/31/15               12,700.29                12,679.89                12,461.29
01/31/16               12,851.86                12,787.71                12,581.60
02/29/16               12,871.98                12,792.28                12,610.98
03/31/16               12,912.80                12,848.52                12,665.32
04/30/16               13,007.79                12,948.00                12,748.26
05/31/16               13,042.97                12,992.00                12,816.45
06/30/16               13,250.42                13,196.00                13,081.89
07/31/16               13,258.47                13,166.00                13,084.16
08/31/16               13,276.41                13,178.00                13,110.81
09/30/16               13,210.17                13,118.00                13,078.69

                                   [END CHART]

                      Data from 7/31/10 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA New York Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper New York Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA NEW YORK BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA NEW                        LIPPER NEW
                            YORK BOND                      YORK MUNICIPAL
                          FUND ADVISER                       DEBT FUNDS
                             SHARES                            AVERAGE
09/30/11                       3.86%                            3.85%
09/30/12                       3.45                             3.46
09/30/13                       3.58                             3.60
09/30/14                       3.44                             3.50
09/30/15                       3.32                             3.39
09/30/16                       3.23                             3.12

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/11 through 9/30/16.

The Lipper New York Municipal Debt Funds Average is an average performance level of all New York municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o TOP 10 INDUSTRIES - 9/30/16 o
                             (% of Net Assets)

Education ...............................................................  18.4%
Hospital ................................................................  14.8%
Special Assessment/Tax/Fee ..............................................  11.1%
Water/Sewer Utility .....................................................   9.7%
Escrowed Bonds ..........................................................   8.8%
General Obligation ......................................................   5.8%
Nursing/CCRC ............................................................   4.5%
Appropriated Debt .......................................................   4.2%
Toll Roads ..............................................................   4.0%
Buildings ...............................................................   3.3%

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

14  | USAA NEW YORK BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 9/30/16 O

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                        10.3%
AA                                                                         35.8%
A                                                                          31.4%
BBB                                                                        14.1%
BELOW INVESTMENT-GRADE                                                      2.1%
UNRATED                                                                     6.3%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-22.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDC    Industrial Development Corp.
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

16  | USAA NEW YORK BOND FUND

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., CIFG Assurance, N.A., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages are guaranteed by a nonbank guarantee agreement from the Federal Housing Administration or the State of New York Mortgage Agency.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (92.5%)

              NEW YORK (87.0%)
     $1,000   Albany Capital Resource Corp. (PRE)                                6.00%    11/15/2025      $  1,202
        500   Albany IDA                                                         5.00      7/01/2031           512
      1,000   Albany IDA (PRE)                                                   5.25     11/15/2032         1,050
      1,000   Albany IDA (PRE)                                                   5.25     11/15/2032         1,050
        500   Buffalo and Erie County Industrial Land Dev. Corp.                 6.00     10/01/2031           598
      2,000   Buffalo and Erie County Industrial Land Dev. Corp.                 5.00      7/01/2040         2,325
        700   Build NYC Resource Corp.                                           5.00      6/01/2040           815
      1,000   Build NYC Resource Corp.                                           5.00      8/01/2040         1,167
        500   Build NYC Resource Corp.                                           5.00      7/01/2041           581
      1,500   Build NYC Resource Corp.                                           5.00      8/01/2042         1,709
      1,000   Build NYC Resource Corp.                                           5.50      4/01/2043         1,089
      2,000   Build NYC Resource Corp.                                           5.00      7/01/2045         2,334
      1,000   Canton Capital Resource Corp. (INS) (PRE)                          5.00      5/01/2040         1,143
      2,000   Chautauqua Tobacco Asset Securitization Corp.                      5.00      6/01/2048         2,093
      1,000   Convention Center Dev. Corp.                                       3.28(b)  11/15/2037           513
        500   Convention Center Dev. Corp.                                       5.00     11/15/2045           599
        500   Counties Tobacco Trust VI                                          5.00      6/01/2045           564
      2,000   Dormitory Auth. (ETM)                                              5.30      2/15/2019         2,109
      1,500   Dormitory Auth. (NBGA)                                             5.00      7/01/2024         1,504
      3,500   Dormitory Auth. (INS)                                              5.00      7/01/2025         3,513
      2,000   Dormitory Auth.                                                    5.00      7/01/2026         2,268
      1,000   Dormitory Auth.                                                    5.00      7/01/2027         1,071
      3,275   Dormitory Auth. (INS)                                              5.50      5/15/2030         4,495
        500   Dormitory Auth. (INS)                                              5.00      7/01/2030           514
      1,000   Dormitory Auth.                                                    5.00      7/01/2031         1,127
      1,000   Dormitory Auth.                                                    5.00      1/15/2032         1,050
        500   Dormitory Auth. (INS)                                              5.63     11/01/2032           594
      2,500   Dormitory Auth. (NBGA)                                             5.00      6/01/2033         2,655
      2,500   Dormitory Auth. (INS) (PRE)                                        5.00      7/01/2033         2,679
      2,000   Dormitory Auth. (PRE)                                              5.25      7/01/2033         2,233
      1,300   Dormitory Auth.                                                    5.75      7/01/2033         1,435
      2,000   Dormitory Auth.                                                    5.00      2/15/2034         2,188
      1,200   Dormitory Auth. (INS) (PRE)                                        5.00      7/01/2034         1,335
        500   Dormitory Auth.                                                    5.00      7/01/2034           597
      1,000   Dormitory Auth.                                                    5.25      7/01/2035         1,094
      1,000   Dormitory Auth. (PRE)                                              5.00      7/01/2036         1,032
      2,000   Dormitory Auth. (INS)                                              5.00      8/15/2036         2,058
      1,950   Dormitory Auth. (NBGA)                                             4.75      2/15/2037         1,977
        250   Dormitory Auth. (INS)                                              5.30      7/01/2037           258

================================================================================

18  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
    $   500   Dormitory Auth.                                                    5.00%     5/01/2038      $    556
      2,000   Dormitory Auth. (PRE)                                              5.00      7/01/2038         2,142
        500   Dormitory Auth.                                                    5.50      3/01/2039           550
        500   Dormitory Auth.                                                    5.00      5/01/2039           574
      1,000   Dormitory Auth.                                                    5.50      7/01/2040         1,148
      2,000   Dormitory Auth. (INS)                                              5.50      7/01/2040         2,846
      2,000   Dormitory Auth.                                                    5.00      5/01/2041         2,275
      1,000   Dormitory Auth.                                                    4.00      7/01/2041         1,115
        250   Dormitory Auth.                                                    5.00      7/01/2042           279
      1,000   Dormitory Auth.                                                    5.00      5/01/2043         1,170
      1,000   Dormitory Auth.                                                    5.75      7/01/2043         1,208
      1,500   Dormitory Auth.                                                    5.00      7/01/2044         1,725
      1,000   Dutchess County IDA (INS)                                          5.50      4/01/2030         1,147
      1,250   Dutchess County Local Dev. Corp.                                   5.75      7/01/2040         1,427
      2,000   Dutchess County Local Dev. Corp.                                   4.00      7/01/2041         2,179
      1,000   Dutchess County Local Dev. Corp.                                   5.00      7/01/2044         1,163
      2,000   Dutchess County Local Dev. Corp.                                   5.00      7/01/2045         2,358
        600   Dutchess County Local Dev. Corp.                                   5.00      7/01/2046           709
      1,000   Environmental Facilities Corp.                                     4.00      8/15/2046         1,119
        250   Erie County IDA                                                    5.25      5/01/2032           291
         15   Housing Finance Agency (INS)                                       6.13     11/01/2020            15
      2,500   Liberty Dev. Corp.                                                 5.25     10/01/2035         3,349
        560   Liberty Dev. Corp.                                                 5.50     10/01/2037           776
      1,000   Liberty Dev. Corp.(a)                                              5.00     11/15/2044         1,155
      2,000   Long Island Power Auth.                                            5.00      5/01/2038         2,266
      2,000   Long Island Power Auth.                                            5.00      9/01/2044         2,349
        500   Monroe County IDC                                                  5.25     10/01/2031           571
      1,000   Monroe County IDC                                                  5.00     12/01/2037         1,139
        500   Monroe County IDC (INS)                                            5.00      1/15/2038           581
      2,100   Monroe County IDC (NBGA)                                           5.50      8/15/2040         2,454
      2,000   Monroe County IDC                                                  5.00     12/01/2042         2,262
      3,000   MTA                                                                5.00     11/15/2035         3,628
      1,500   MTA                                                                5.25     11/15/2038         1,784
      1,000   Nassau County                                                      5.00      1/01/2038         1,190
      1,000   Nassau County (INS)                                                5.00      4/01/2038         1,176
      1,000   Nassau County Local Economic Assistance Corp.                      5.00      7/01/2037         1,132
      2,000   New York City                                                      5.25      8/15/2023         2,164
      1,885   New York City Health and Hospital Corp.                            5.00      2/15/2025         1,985
      1,000   New York City Housing Dev. Corp.                                   5.00     11/01/2042         1,075
      1,000   New York City IDA (INS)                                            5.25     11/01/2037         1,047
     17,090   New York City Municipal Water Finance Auth.                        5.12(b)   6/15/2020        16,263
      2,000   New York City Municipal Water Finance Auth.                        5.00      6/15/2039         2,212
      3,000   New York City Transitional Finance Auth.                           5.00      1/15/2034         3,154
      1,000   New York City Transitional Finance Auth.                           5.13      1/15/2034         1,090

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
     $1,000   New York City Transitional Finance Auth.                           4.00%     8/01/2041      $  1,107
      1,250   New York City Transitional Finance Auth.                           5.00      7/15/2043         1,487
      2,000   New York City Trust for Cultural Resources                         5.00     12/01/2039         2,228
      1,000   New York City Trust for Cultural Resources                         5.00      8/01/2043         1,158
      1,000   New York City Trust for Cultural Resources                         4.00      7/01/2046         1,089
        825   Newburgh City                                                      5.00      6/15/2023           944
        870   Newburgh City                                                      5.00      6/15/2024           989
      1,000   Niagara Area Dev. Corp.                                            4.00     11/01/2024         1,013
        750   Niagara Tobacco Asset Securitization Corp.                         5.25      5/15/2040           866
      1,500   Onondaga Civic Dev. Corp.                                          5.38      7/01/2040         1,655
      1,000   Onondaga Civic Dev. Corp.                                          5.00     10/01/2040         1,162
      1,000   Onondaga Civic Dev. Corp.                                          5.00      7/01/2042         1,122
      1,000   Onondaga County Trust for Cultural Resources                       5.00     12/01/2036         1,174
        600   Rockland County                                                    5.00     12/15/2021           676
      1,265   Rockland County                                                    3.75     10/01/2025         1,323
        675   Saratoga County IDA                                                5.25     12/01/2032           704
      1,000   Seneca County IDA (PRE)                                            5.00     10/01/2027         1,042
      1,000   Southold Local Dev. Corp.                                          5.00     12/01/2045         1,117
        500   St. Lawrence County IDA                                            4.00      7/01/2043           551
      1,000   State                                                              5.00      2/15/2039         1,096
        220   Suffolk County EDC (PRE)                                           5.00      7/01/2028           260
      1,280   Suffolk County EDC                                                 5.00      7/01/2028         1,449
        250   Suffolk County EDC                                                 5.00      7/01/2033           291
      2,600   Suffolk County IDA                                                 5.00     11/01/2028         2,606
      1,020   Suffolk Tobacco Asset Securitization Corp.                         5.38      6/01/2028         1,059
      1,450   Suffolk Tobacco Asset Securitization Corp.                         5.00      6/01/2032         1,620
      1,000   Thruway Auth. (PRE)                                                5.00      4/01/2028         1,082
      1,000   Thruway Auth.                                                      4.00      1/01/2056         1,067
      1,000   Tompkins County Dev. Corp. (INS)                                   5.50      7/01/2033         1,153
      1,500   Tompkins County Dev. Corp.                                         5.00      7/01/2044         1,691
      1,500   Town of Hempstead IDA                                              4.50      7/01/2036         1,535
      3,675   Triborough Bridge and Tunnel Auth.                                 5.00     11/15/2029         3,986
      3,000   Triborough Bridge and Tunnel Auth.                                 5.00     11/15/2031         3,240
      1,000   Triborough Bridge and Tunnel Auth.                                 3.70(b)  11/15/2032           653
      2,000   Troy Capital Resource Corp.                                        5.00      9/01/2030         2,265
        310   Upper Mohawk Valley Regional Water
                Finance Auth. (INS)                                              4.25      4/01/2036           310
      1,685   Urban Dev. Corp.                                                   5.00      1/01/2029         1,805
      2,000   Urban Dev. Corp.                                                   5.00      3/15/2036         2,188
        870   Westchester County Health Care Corp. (PRE)                         6.00     11/01/2030         1,044
        130   Westchester County Health Care Corp.                               6.00     11/01/2030           150
      1,500   Westchester County Local Dev. Corp.                                5.00      1/01/2034         1,693
      1,000   Westchester County Local Dev. Corp.                                5.00     11/01/2046         1,169

================================================================================

20  | USAA NEW YORK BOND FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
     $1,000   Yonkers (INS)                                                      5.00%    10/01/2024      $  1,163
        665   Yonkers (INS)                                                      3.00      7/01/2025           714
                                                                                                          --------
                                                                                                           194,624
                                                                                                          --------
              GUAM (3.7%)
        500   Government                                                         5.00      1/01/2037           547
        500   Government                                                         5.00     12/01/2046           586
      1,000   Government Business Privilege Tax                                  5.00     11/15/2039         1,151
      1,000   International Airport Auth. (INS)                                  5.75     10/01/2043         1,217
      1,000   Power Auth. (INS)                                                  5.00     10/01/2030         1,175
        500   Power Auth. (INS)                                                  5.00     10/01/2039           586
      1,000   Waterworks Auth.                                                   5.00      7/01/2029         1,162
        500   Waterworks Auth.                                                   5.00      7/01/2035           568
      1,000   Waterworks Auth.                                                   5.50      7/01/2043         1,155
                                                                                                          --------
                                                                                                             8,147
                                                                                                          --------
              PUERTO RICO (0.6%)
      1,390   Industrial, Tourist, Educational, Medical and
                Environmental Control Facilities Financing Auth.                 5.13      4/01/2032         1,280
                                                                                                          --------
              U.S. VIRGIN ISLANDS (1.2%)
      2,000   Public Finance Auth.                                               5.00     10/01/2032         1,994
        750   Water and Power Auth.                                              5.00      7/01/2018           758
                                                                                                          --------
                                                                                                             2,752
                                                                                                          --------
              Total Fixed-Rate Instruments (cost: $189,278)                                                206,803
                                                                                                          --------
              VARIABLE-RATE DEMAND NOTES (6.2%)

              NEW YORK (6.2%)
      1,425   Albany IDA (LOC - Citizens Financial Group)                        1.05      5/01/2035         1,425
      1,000   East Rochester Housing Auth.
                (LOC - Citizens Financial Group)                                 1.01     12/01/2036         1,000
      6,000   Energy Research and Dev. Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                               0.86      5/01/2039         6,000
      4,200   Housing Finance Agency (LOC - Wells Fargo & Co.)                   0.88     11/01/2046         4,200
      1,170   Monroe County IDA (LOC - Citizens Financial Group)                 1.01      7/01/2027         1,170
                                                                                                          --------
                                                                                                            13,795
                                                                                                          --------
              Total Variable-Rate Demand Notes (Cost: $13,795)                                              13,795
                                                                                                          --------

UNITS
------------------------------------------------------------------------------------------------------------------
              LIQUIDATING TRUST (0.2%)
        200   Center for Medical Science, Inc.*(c),(d) (cost: $499)                                            560
                                                                                                          --------

              TOTAL INVESTMENTS (COST: $203,572)                                                          $221,158
                                                                                                          ========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1               LEVEL 2              LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-              $206,803                 $  -           $206,803
Variable-Rate Demand Notes                         -                13,795                    -             13,795
Liquidating Trust                                  -                     -                  560                560
------------------------------------------------------------------------------------------------------------------
Total                                             $-              $220,598                 $560           $221,158
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                                 LIQUIDATING TRUST
------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                                  $550
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                           -
Transfers out of Level 3                                                                                         -
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                             10
------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2016                                                                              $560
------------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

22  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at September 30, 2016, was $560,000, which represented 0.2% of the Fund's net assets.

    (d) Restricted security that is not registered under the Securities Act of 1933.
      *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $203,572)                      $221,158
   Cash                                                                                    164
   Receivables:
      Capital shares sold                                                                  139
      Interest                                                                           2,505
      Other                                                                                 20
                                                                                      --------
         Total assets                                                                  223,986
                                                                                      --------
LIABILITIES
   Payables:
      Capital shares redeemed                                                               76
      Dividends on capital shares                                                          143
   Accrued management fees                                                                  58
   Accrued transfer agent's fees                                                             1
   Other accrued expenses and payables                                                      55
                                                                                      --------
         Total liabilities                                                                 333
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $223,653
                                                                                      ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                    $209,526
   Undistributed net investment income                                                       1
   Accumulated net realized loss on investments                                         (3,460)
   Net unrealized appreciation of investments                                           17,586
                                                                                      --------
            Net assets applicable to capital shares outstanding                       $223,653
                                                                                      ========
   Net asset value, redemption price, and offering price per share:
         Fund Shares (net assets of $217,519/17,626 capital
            shares outstanding, no par value)                                         $  12.34
                                                                                      ========
         Adviser Shares (net assets of $6,134/498 capital
            shares outstanding, no par value)                                         $  12.31
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

24  | USAA NEW YORK BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                    $  4,440
                                                                                      --------
EXPENSES
   Management fees                                                                         394
   Administration and servicing fees:
      Fund Shares                                                                          162
      Adviser Shares                                                                         5
   Transfer agent's fees:
      Fund Shares                                                                           24
   Distribution and service fees (Note 6D):
      Adviser Shares                                                                         8
   Custody and accounting fees:
      Fund Shares                                                                           32
      Adviser Shares                                                                         1
   Postage:
      Fund Shares                                                                            1
   Shareholder reporting fees:
      Fund Shares                                                                            7
   Trustees' fees                                                                           15
   Professional fees                                                                        46
   Other                                                                                     8
                                                                                      --------
         Total expenses                                                                    703
                                                                                      --------
NET INVESTMENT INCOME                                                                    3,737
                                                                                      --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                        62
   Change in net unrealized appreciation/(depreciation)                                    941
                                                                                      --------
         Net realized and unrealized gain                                                1,003
                                                                                      --------
   Increase in net assets resulting from operations                                   $  4,740
                                                                                      ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

-----------------------------------------------------------------------------------------------

                                                                       9/30/2016      3/31/2016
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $  3,737       $  7,494
   Net realized gain on investments                                           62             77
   Change in net unrealized appreciation/(depreciation)
      of investments                                                         941           (278)
                                                                        -----------------------
      Increase in net assets resulting from operations                     4,740          7,293
                                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                         (3,638)        (7,304)
      Adviser Shares                                                         (96)          (186)
                                                                        -----------------------
      Distributions to shareholders                                       (3,734)        (7,490)
                                                                        -----------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                             5,402           (304)
   Adviser Shares                                                            253            221
                                                                        -----------------------
      Total net increase (decrease) in net assets from
           capital share transactions                                      5,655            (83)
                                                                        -----------------------
   Net increase (decrease) in net assets                                   6,661           (280)

NET ASSETS
   Beginning of period                                                   216,992        217,272
                                                                        -----------------------
   End of period                                                        $223,653       $216,992
                                                                        =======================
Undistributed (overdistribution of) net investment income:
   End of period                                                        $      1       $     (2)
                                                                        =======================

See accompanying notes to financial statements.

================================================================================

26  | USAA NEW YORK BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA New York Bond Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes.

The Fund consists of two classes of shares: New York Bond Fund Shares (Fund Shares) and New York Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker- dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value

================================================================================

28  | USAA NEW YORK BOND FUND

================================================================================

         hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

         Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more

================================================================================

30  | USAA NEW YORK BOND FUND

================================================================================

    after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.3% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

================================================================================

32  | USAA NEW YORK BOND FUND

================================================================================

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

At March 31, 2016, the Fund had both pre-enactment capital loss carryforwards and post-enactment capital loss carryforwards for federal income tax purposes as shown in the table below. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire as shown below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

                                CAPITAL LOSS CARRYFORWARDS
                       ----------------------------------------------
                          EXPIRES         SHORT-TERM        LONG-TERM
                       -------------      ----------       ----------
                       2019                 $  1,000       $        -
                       No Expiration         815,000        2,706,000
                       -------------        --------       ----------
                       Total                $816,000       $2,706,000
                                            ========       ==========

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $10,553,000 and $12,460,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $17,781,000 and $195,000, respectively, resulting in net unrealized appreciation of $17,586,000.

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                               SIX-MONTH
                                              PERIOD ENDED                         YEAR ENDED
                                           SEPTEMBER 30, 2016                     MARCH 31, 2016
-----------------------------------------------------------------------------------------------------
                                         SHARES            AMOUNT           SHARES             AMOUNT
                                         ------------------------------------------------------------
    FUND SHARES:
    Shares sold                             624           $ 7,733              885           $ 10,806
    Shares issued from
      reinvested dividends                  240             2,979              496              6,035
    Shares redeemed                        (428)           (5,310)          (1,412)           (17,145)
                                         ------------------------------------------------------------
    Net increase (decrease) from
      capital share transactions            436           $ 5,402              (31)          $   (304)
                                         ============================================================
    ADVISER SHARES:
    Shares sold                              25           $   307               25           $    308
    Shares issued from
      reinvested dividends                    1                13                1                 16
    Shares redeemed                          (6)              (67)              (8)              (103)
                                         ------------------------------------------------------------
    Net increase from capital
      share transactions                     20           $   253               18           $    221
                                         ============================================================

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the

================================================================================

34  | USAA NEW YORK BOND FUND

================================================================================

    Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the six-month period ended September 30, 2016, the Fund's effective annualized base fee was 0.35% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper New York Municipal Debt Funds Index. The Lipper New York Municipal Debt Funds Index tracks the total return performance of funds that limit their assets to those securities that are exempt from taxation in New York State and New York City. The performance period for each share class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

    the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each share class will pay a positive performance fee adjustment for a performance period whenever the share class outperforms the Lipper New York Municipal Debt Funds Index over that period, even if the share class had overall negative returns during the performance period.

    For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $394,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $7,000 and less than $(500), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.01% and (0.01%), respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $162,000 and $5,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $3,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on

================================================================================

36  | USAA NEW YORK BOND FUND

================================================================================

    an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $24,000 and less than $500, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $8,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 420,000 Adviser Shares, which represents 84.3% of the Adviser Shares outstanding and 2.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                    SIX-MONTH
                                   PERIOD ENDED
                                   SEPTEMBER 30,                       YEAR ENDED MARCH 31,
                                   -------------------------------------------------------------------------------
                                        2016          2016          2015           2014          2013         2012
                                   -------------------------------------------------------------------------------
Net asset value at
  beginning of period               $  12.28      $  12.29      $  11.93       $  12.47      $  12.18     $  11.03
                                    ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .21           .43           .44            .45           .45          .47
  Net realized and
    unrealized gain (loss)               .06          (.01)          .36           (.54)          .29         1.15
                                    ------------------------------------------------------------------------------
Total from investment
  operations                             .27           .42           .80           (.09)          .74         1.62
                                    ------------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.21)         (.43)         (.44)          (.45)         (.45)        (.47)
                                    ------------------------------------------------------------------------------
Net asset value at end
  of period                         $  12.34      $  12.28      $  12.29       $  11.93      $  12.47     $  12.18
                                    ==============================================================================
Total return (%)*                       2.19          3.50          6.76           (.63)         6.12        14.93
Net assets at end
  of period (000)                   $217,519      $211,136      $211,634       $194,083      $217,464     $196,957
Ratios to average
  net assets:**
  Expenses (%)(a)                        .63(b)        .66           .66           .67            .65          .66
  Net investment
    income (%)                          3.36(b)       3.53          3.58          3.80           3.59         4.01
Portfolio turnover (%)                     5            10             5             6              8           11

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
** For the six-month period ended September 30, 2016, average net assets were $215,852,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

38  | USAA NEW YORK BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                     SIX-MONTH
                                   PERIOD ENDED
                                   SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                                   -------------------------------------------------------------------------------
                                        2016          2016          2015           2014          2013         2012
                                   -------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $12.25        $12.26        $11.90         $12.47        $12.18       $11.03
                                      ----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                  .20           .41           .41            .42           .42          .45
  Net realized and
    unrealized gain (loss)               .05          (.01)          .36           (.57)          .29         1.15
                                      ----------------------------------------------------------------------------
Total from investment
  operations                             .25           .40           .77           (.15)          .71         1.60
                                      ----------------------------------------------------------------------------
Less distributions from:
  Net investment income                 (.19)         (.41)         (.41)          (.42)         (.42)        (.45)
                                      ----------------------------------------------------------------------------
Net asset value at end
  of period                           $12.31        $12.25        $12.26         $11.90        $12.47       $12.18
                                      ============================================================================
Total return (%)*                       2.08          3.30          6.51          (1.10)         5.90        14.69
Net assets at end
  of period (000)                     $6,134        $5,856        $5,638         $5,339        $6,334       $5,201
Ratios to average
  net assets:**
  Expenses (%)(a)                        .84(c)        .85           .90(b)         .89           .85          .87
  Expenses, excluding
    reimbursements (%)(a)                .84(c)        .85           .90            .89           .85          .87
  Net investment income (%)             3.15(c)       3.34          3.34           3.57          3.39         3.79
Portfolio turnover (%)                     5            10             5              6             8           11

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were $6,076,000.
(a) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

40  | USAA NEW YORK BOND FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                         BEGINNING              ENDING                 DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE             APRIL 1, 2016 -
                                       APRIL 1, 2016       SEPTEMBER 30, 2016        SEPTEMBER 30, 2016
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00            $1,021.90                  $3.19

Hypothetical
  (5% return before expenses)               1,000.00             1,021.91                   3.19

ADVISER SHARES
Actual                                      1,000.00             1,020.80                   4.26

Hypothetical
  (5% return before expenses)               1,000.00             1,020.86                   4.26

*Expenses are equal to the Fund's annualized expense ratio of 0.63% for Fund
 Shares and 0.84% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.19% for Fund Shares and 2.08% for Adviser Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  41

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is

================================================================================

42  | USAA NEW YORK BOND FUND

================================================================================

considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

                                                     ADVISORY AGREEMENT(S) |  43

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered.
The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was equal to the median of its expense group and below the median of its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its

================================================================================

44  | USAA NEW YORK BOND FUND

================================================================================

expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 45% of its performance universe for the one- and three-year periods ended December 31, 2015, and was in the top 20% of its performance universe for the five- and ten-year periods ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

46  | USAA NEW YORK BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722; (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39608-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA NEW YORK MONEY MARKET FUND]

  ============================================================

         SEMIANNUAL REPORT
         USAA NEW YORK MONEY MARKET FUND
         SEPTEMBER 30, 2016

  =============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGER'S COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  10

    Notes to Portfolio of Investments                                         14

    Financial Statements                                                      15

    Notes to Financial Statements                                             18

EXPENSE EXAMPLE                                                               27

ADVISORY AGREEMENT(S)                                                         29

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211736-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA NEW YORK MONEY MARKET FUND (THE FUND) PROVIDES NEW YORK INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality New York tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of New York tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the change in the Federal Reserve's (the Fed) guidance on short-term interest-rate increases. At its March policy meeting, the Fed had called for two interest rate increases in 2016, down from the four it had forecast in December 2015. Ultimately, however, the Fed remained steady, leaving the federal funds target rate in a range between 0.25% and 0.50% throughout the reporting period.

    Although the Fed did not change its monetary policy, interest rates on money market securities rose, largely due to shifting market dynamics. At the beginning of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%. It stayed near that level through July 2016 and then climbed 44 basis points to close the reporting period at 0.84%. (A basis point is 1/100th of a percent.) During August and September 2016, shortly before the Securities and Exchanges Commission's money market fund reform became effective, a large number of money market funds sold VRDNs as they liquidated, consolidated, or shifted assets into treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA NEW YORK MONEY MARKET FUND

================================================================================

o HOW DID THE USAA NEW YORK MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended September 30, 2016, the Fund had a return of 0.02%, compared to an average return 0.05% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE STATE OF NEW YORK?

    New York, which has passed a series of on-time budgets, continues to be highly rated by credit rating agencies. The state's finances appear to be in good shape due to a gradual economic recovery, but revenues are still dependent in some measure on the financial services industry. Although New York State is projecting future budget gaps, they appear to be very manageable. Budget flexibility is enhanced by the state's $1.8 billion "rainy day" reserves. At the end of the reporting period, New York's general obligation bonds were rated Aa1 by Moody's Investors Service, AA+ by Standard & Poor's Ratings, and AA+ by Fitch Ratings.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, the Fund had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs also are guaranteed by a bank letter-of-credit for the payment of both principal and interest, providing the Fund with a certain degree of stability.

    Refer to page 7 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    In addition, the Fund benefited from investments with longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. They also continue to analyze and monitor in the Fund's portfolio.

    We appreciate the opportunity to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA NEW YORK MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA NEW YORK MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UNYXX)

--------------------------------------------------------------------------------
                                         9/30/16                    3/31/16
--------------------------------------------------------------------------------
Net Assets                            $78.8 Million              $85.7 Million
Net Asset Value Per Share                 $1.00                      $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                    18 Days                    11 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
  3/31/16-9/30/16*           1 YEAR               5 YEARS           10 YEARS
      0.02%                   0.04%                0.02%              0.66%

--------------------------------------------------------------------------------
                            7-DAY YIELD AS OF 9/30/16
--------------------------------------------------------------------------------
  UNSUBSIDIZED             -0.01%                SUBSIDIZED            0.27%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/16**
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT      0.88%               AFTER REIMBURSEMENT    0.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.60% of the Fund's average net assets. This reimbursement

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Fund is lower than 0.60%, the Fund will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

6  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                            o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                  iMoneyNet                    USAA NEW YORK
                                   AVERAGE                   MONEY MARKET FUND
 9/28/2015                          0.01%                           0.01%
10/26/2015                          0.01                            0.01
11/30/2015                          0.01                            0.01
12/28/2015                          0.01                            0.01
 1/25/2016                          0.01                            0.01
 2/29/2016                          0.01                            0.01
 3/28/2016                          0.01                            0.01
 4/25/2016                          0.03                            0.03
 5/23/2016                          0.04                            0.04
 6/27/2016                          0.05                            0.05
 7/25/2016                          0.05                            0.05
 8/29/2016                          0.09                            0.09
 9/26/2016                          0.20                            0.20

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 9/26/16.

The graph tracks the USAA New York Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific and retail state tax-free and municipal money funds calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                          o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

Education ................................................................ 13.3%
Buildings ................................................................ 11.0%
Nursing/CCRC ............................................................. 10.8%
Community Service ........................................................ 10.0%
Multifamily Housing ......................................................  8.2%
Special Assessment/Tax/Fee ...............................................  8.0%
Hospital .................................................................  7.5%
General Obligation .......................................................  7.2%
Electric Utilities .......................................................  4.6%
Real Estate Tax/Fee ......................................................  4.5%

                            o PORTFOLIO MIX - 9/30/16 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 92.2%
FIXED-RATE INSTRUMENTS                                                      7.6%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 10-13.

================================================================================

8  | USAA NEW YORK MONEY MARKET FUND

================================================================================

                       o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                   USAA NEW YORK
                                                                  MONEY MARKET FUND
09/30/06                                                             $10,000.00
10/31/06                                                              10,024.00
11/30/06                                                              10,049.00
12/31/06                                                              10,077.00
01/31/07                                                              10,101.00
02/28/07                                                              10,125.00
03/31/07                                                              10,151.00
04/30/07                                                              10,177.00
05/31/07                                                              10,205.00
06/30/07                                                              10,232.00
07/31/07                                                              10,258.00
08/31/07                                                              10,288.00
09/30/07                                                              10,313.00
10/31/07                                                              10,339.00
11/30/07                                                              10,366.00
12/31/07                                                              10,391.00
01/31/08                                                              10,413.00
02/29/08                                                              10,431.00
03/31/08                                                              10,452.00
04/30/08                                                              10,469.00
05/31/08                                                              10,489.00
06/30/08                                                              10,502.00
07/31/08                                                              10,517.00
08/31/08                                                              10,532.00
09/30/08                                                              10,559.00
10/31/08                                                              10,592.00
11/30/08                                                              10,603.00
12/31/08                                                              10,613.00
01/31/09                                                              10,616.00
02/28/09                                                              10,619.00
03/31/09                                                              10,624.00
04/30/09                                                              10,630.00
05/31/09                                                              10,637.00
06/30/09                                                              10,643.00
07/31/09                                                              10,648.00
08/31/09                                                              10,652.00
09/30/09                                                              10,655.00
10/31/09                                                              10,656.00
11/30/09                                                              10,656.00
12/31/09                                                              10,663.00
01/31/10                                                              10,664.00
02/28/10                                                              10,664.00
03/31/10                                                              10,664.00
04/30/10                                                              10,664.00
05/31/10                                                              10,664.00
06/30/10                                                              10,664.00
07/31/10                                                              10,664.00
08/31/10                                                              10,664.00
09/30/10                                                              10,664.00
10/31/10                                                              10,665.00
11/30/10                                                              10,665.00
12/31/10                                                              10,669.00
01/31/11                                                              10,669.00
02/28/11                                                              10,669.00
03/31/11                                                              10,669.00
04/30/11                                                              10,669.00
05/31/11                                                              10,669.00
06/30/11                                                              10,669.00
07/31/11                                                              10,669.00
08/31/11                                                              10,669.00
09/30/11                                                              10,669.00
10/31/11                                                              10,670.00
11/30/11                                                              10,670.00
12/31/11                                                              10,670.00
01/31/12                                                              10,670.00
02/29/12                                                              10,670.00
03/31/12                                                              10,670.00
04/30/12                                                              10,670.00
05/31/12                                                              10,670.00
06/30/12                                                              10,670.00
07/31/12                                                              10,670.00
08/31/12                                                              10,671.00
09/30/12                                                              10,671.00
10/31/12                                                              10,671.00
11/30/12                                                              10,671.00
12/31/12                                                              10,672.00
01/31/13                                                              10,672.00
02/28/13                                                              10,672.00
03/31/13                                                              10,672.00
04/30/13                                                              10,672.00
05/31/13                                                              10,672.00
06/30/13                                                              10,672.00
07/31/13                                                              10,672.00
08/31/13                                                              10,673.00
09/30/13                                                              10,673.00
10/31/13                                                              10,673.00
11/30/13                                                              10,673.00
12/31/13                                                              10,673.00
01/31/14                                                              10,673.00
02/28/14                                                              10,673.00
03/31/14                                                              10,673.00
04/30/14                                                              10,673.00
05/31/14                                                              10,673.00
06/30/14                                                              10,673.00
07/31/14                                                              10,673.00
08/31/14                                                              10,674.00
09/30/14                                                              10,674.00
10/31/14                                                              10,674.00
11/30/14                                                              10,674.00
12/31/14                                                              10,677.00
01/31/15                                                              10,677.00
02/28/15                                                              10,677.00
03/31/15                                                              10,677.00
04/30/15                                                              10,677.00
05/31/15                                                              10,677.00
06/30/15                                                              10,678.00
07/31/15                                                              10,678.00
08/31/15                                                              10,678.00
09/30/15                                                              10,678.00
10/31/15                                                              10,678.00
11/30/15                                                              10,678.00
12/31/15                                                              10,679.00
01/31/16                                                              10,679.00
02/29/16                                                              10,679.00
03/31/16                                                              10,679.00
04/30/16                                                              10,679.00
05/31/16                                                              10,679.00
06/30/16                                                              10,679.00
07/31/16                                                              10,680.00
08/31/16                                                              10,680.00
09/30/16                                                              10,682.00

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA New York Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD     Central School District
    IDA     Industrial Development Authority/Agency
    MTA     Metropolitan Transportation Authority

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's

================================================================================

10  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from the Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

INVESTMENTS

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON          FINAL            VALUE
(000)         SECURITY                                                      RATE          MATURITY          (000)
-----------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (92.2%)

              NEW YORK (92.2%)
 $1,420       Albany IDA (LOC - Citizens Financial Group)                   1.05%         5/01/2035       $ 1,420
  6,170       Build New York City Resource Corp.
                (LOC - Toronto-Dominion Bank)                               1.08         12/01/2045         6,170
  2,245       Chautauqua County IDA
                (LOC - Citizens Financial Group)                            0.95          8/01/2027         2,245
  3,600       Energy Research and Development Auth.
                (LOC - Mizuho Corporate Bank Ltd.)                          0.86          5/01/2039         3,600
  1,280       Erie County IDA (LOC - Key Bank, N.A.)                        0.96          6/01/2022         1,280
  3,600       Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                         0.84         11/01/2037         3,600
  2,800       Housing Finance Agency
                (LOC - Landesbank Hessen-Thuringen)                         0.87          5/01/2042         2,800
  3,500       Housing Finance Agency
                (LOC - Wells Fargo & Co.)                                   0.88         11/01/2046         3,500
  3,575       Hudson Yards (LIQ) (LOC - Royal Bank
                of Canada)(a)                                               0.92          2/15/2019         3,575
  2,500       Liberty Development Corp. (LIQ)
                (LOC - Royal Bank of Canada)(a)                             0.92         11/15/2019         2,500
  2,585       Monroe County IDA (LOC - Manufacturers &
                Traders Trust Co.)                                          0.89         12/01/2034         2,585
  2,700       MTA (LOC - BNP Paribas)                                       0.89         11/15/2045         2,700
  3,600       MTA (LOC - U.S. Bancorp)                                      0.88         11/15/2050         3,600
  2,700       New York City (LOC - Sumitomo
                Mitsui Banking Corp.)                                       0.85          9/01/2035         2,700
  1,600       New York City (LOC - Manufacturers &
                Traders Trust Co.)                                          1.08         12/01/2040         1,600
  2,700       New York City Health and Hospitals Corp.
                (LOC - JP Morgan Chase & Co.)                               0.81          2/15/2026         2,700
    765       New York City IDA
                (LOC - Toronto-Dominion Bank)                               1.08         12/01/2027           765
  3,455       New York City IDA (LOC - JP Morgan
                Chase & Co.)                                                1.08         12/01/2034         3,455
    900       New York City IDA (LOC - Banco Santander SA)                  1.11          5/01/2036           900
  3,105       New York City IDA (LOC - Key Bank, N.A.)                      0.92          7/01/2038         3,105
  2,840       Onondaga County IDA (LOC - Manufacturers &
                Traders Trust Co.)                                          0.89         12/01/2031         2,840
  1,805       Ontario County IDA (LOC - Key Bank, N.A.)                     0.88          7/01/2030         1,805

================================================================================

12  | USAA NEW YORK MONEY MARKET FUND

================================================================================

-----------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                     COUPON          FINAL           VALUE
(000)         SECURITY                                                      RATE          MATURITY          (000)
-----------------------------------------------------------------------------------------------------------------
 $2,630       Ramapo Housing Auth. (LOC - Manufacturers &
                Traders Trust Co.)                                          0.94%        12/01/2029       $ 2,630
  5,885       Tompkins County IDA (LOC - Bank
                of America Corp.)                                           0.96          2/01/2037         5,885
  3,570       Triborough Bridge and Tunnel Auth.
                (LOC - State Street Bank and Trust Co.)                     0.80          1/01/2032         3,570
  1,145       Westchester County IDA (LOC - JP Morgan
                Chase & Co.)                                                0.91         10/01/2028         1,145
                                                                                                          -------
                                                                                                           72,675
                                                                                                          -------
              Total Variable-Rate Demand Notes (cost: $72,675)                                             72,675
                                                                                                          -------

              FIXED-RATE INSTRUMENTS (7.6%)

              NEW YORK (7.6%)
  1,500       Chenango Valley CSD                                           1.50          7/14/2017         1,507
  3,000       New York City Municipal Water Finance Auth.                   0.70         10/06/2016         3,000
  1,500       Waverly CSD                                                   2.00          7/28/2017         1,512
                                                                                                          -------
                                                                                                            6,019
                                                                                                          -------
              Total Fixed-Rate Instruments (cost: $6,019)                                                   6,019
                                                                                                          -------

              TOTAL INVESTMENTS (COST: $78,694)                                                           $78,694
                                                                                                          =======
-----------------------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
-----------------------------------------------------------------------------------------------------------------
ASSETS                                 LEVEL 1                LEVEL 2                LEVEL 3                TOTAL
-----------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                  $-                $72,675                     $-              $72,675
Fixed-Rate Instruments                       -                  6,019                      -                6,019
-----------------------------------------------------------------------------------------------------------------
Total                                       $-                $78,694                     $-              $78,694
-----------------------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at September 30, 2016, for federal income tax purposes, was approximately the same as that reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

14  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                     $78,694
   Cash                                                                                         323
   Receivables:
     Capital shares sold                                                                         88
     USAA Asset Management Company (Note 4D)                                                     40
     Interest                                                                                    62
                                                                                            -------
          Total assets                                                                       79,207
                                                                                            -------
LIABILITIES
   Payables:
     Capital shares redeemed                                                                    303
     Dividends on capital shares                                                                  1
   Accrued management fees                                                                       23
   Other accrued expenses and payables                                                           57
                                                                                            -------
          Total liabilities                                                                     384
                                                                                            -------
             Net assets applicable to capital shares outstanding                            $78,823
                                                                                            =======
NET ASSETS CONSIST OF:
   Paid-in capital                                                                          $78,823
                                                                                            -------
             Net assets applicable to capital shares outstanding                            $78,823
                                                                                            =======
   Capital shares outstanding, unlimited number of shares authorized, no par value           78,824
                                                                                            =======
   Net asset value, redemption price, and offering price per share                          $  1.00
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                         $ 218
                                                                           -----
EXPENSES
   Management fees                                                           146
   Administration and servicing fees                                          42
   Transfer agent's fees                                                      71
   Custody and accounting fees                                                40
   Postage                                                                     2
   Shareholder reporting fees                                                  8
   Trustees' fees                                                             15
   Professional fees                                                          47
   Other                                                                       7
                                                                           -----
      Total expenses                                                         378
   Expenses reimbursed                                                      (178)
                                                                           -----
      Net expenses                                                           200
                                                                           -----
NET INVESTMENT INCOME                                                         18
                                                                           -----
   Increase in net assets resulting from operations                        $  18
                                                                           =====

See accompanying notes to financial statements.

================================================================================

16  | USAA NEW YORK MONEY MARKET FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

----------------------------------------------------------------------------------------------
                                                                  9/30/2016          3/31/2016
----------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income                                           $     18           $      8
   Net realized gain on investments                                       -                  7
                                                                   ---------------------------
      Increase in net assets resulting from operations                   18                 15
                                                                   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                (18)                (8)
   Net realized gains                                                     -                 (7)
                                                                   ---------------------------
      Distributions to shareholders                                     (18)               (15)
                                                                   ---------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                         40,804             72,202
   Reinvested dividends                                                  17                 15
   Cost of shares redeemed                                          (47,694)           (71,484)
                                                                   ---------------------------
      Increase (decrease) in net assets from capital
         share transactions                                          (6,873)               733
                                                                   ---------------------------
   Net increase (decrease) in net assets                             (6,873)               733

NET ASSETS
   Beginning of period                                               85,696             84,963
                                                                   ---------------------------
   End of period                                                   $ 78,823           $ 85,696
                                                                   ===========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                       40,804             72,203
   Shares issued for dividends reinvested                                17                 15
   Shares redeemed                                                  (47,694)           (71,484)
                                                                   ---------------------------
      Increase (decrease) in shares outstanding                      (6,873)               734
                                                                   ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  17

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA New York Money Market Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide New York investors with a high level of current interest income that is exempt from federal income tax and New York State and New York City personal income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

18  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in New York tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

20  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of less than $500, which represents 0.1% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment

================================================================================

22  | USAA NEW YORK MONEY MARKET FUND

================================================================================

    of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA New York Bond Fund and USAA New York Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $146,000, resulting in an effective annualized management fee of 0.35% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended September 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $42,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $1,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

    June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account. For the six-month period ended September 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $71,000.

D. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Fund to 0.60% of its average net assets, excluding extraordinary expenses, and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. The Manager also has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager may modify or terminate this arrangement at any time. For the six-month period ended September 30, 2016, the Fund incurred reimbursable expenses of $178,000, of which $40,000 was receivable from the Manager.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated.

================================================================================

24  | USAA NEW YORK MONEY MARKET FUND

================================================================================

The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. Effective October 14, 2016, the Fund operates as a Retail MMF and, in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                      SIX-MONTH
                                     PERIOD ENDED
                                     SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                                     --------------------------------------------------------------------------------
                                         2016           2016           2015         2014          2013           2012
                                     --------------------------------------------------------------------------------
Net asset value at
  beginning of period                 $  1.00        $  1.00        $  1.00      $  1.00       $  1.00       $   1.00
                                      -------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income(a)                .00            .00            .00          .00           .00            .00
  Net realized and
    unrealized gain (loss)(a)             .00            .00            .00         (.00)          .00            .00
                                      -------------------------------------------------------------------------------
Total from investment
  operations(a)                           .00            .00            .00          .00           .00            .00
                                      -------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)               (.00)          (.00)          (.00)        (.00)         (.00)(a)       (.00)
  Realized capital gains                    -           (.00)(a)       (.00)(a)        -          (.00)             -
                                      -------------------------------------------------------------------------------
Total distributions(a)                   (.00)          (.00)          (.00)        (.00)         (.00)          (.00)
                                      -------------------------------------------------------------------------------
Net asset value at end of period      $  1.00        $  1.00        $  1.00      $  1.00       $  1.00       $   1.00
                                      ===============================================================================
Total return (%)*,(c)                     .02            .02            .04          .01           .02            .01(b)
Net assets at end of period (000)     $78,823        $85,696        $84,963      $98,928       $97,796       $100,012
Ratios to average net assets:**
  Expenses (%)(c),(d)                     .48(e)         .14            .17          .21           .33            .45(b)
  Expenses, excluding
    reimbursements (%)(d)                 .91(e)         .88            .79          .77           .73            .73
  Net investment income (%)               .04(e)         .01            .01          .01           .01            .01

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
** For the six-month period ended September 30, 2016, average net assets were $83,200,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $1,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) In addition to the Fund's 0.60% annual expense cap, the Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

26  | USAA NEW YORK MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  27

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                            EXPENSES PAID
                                             BEGINNING              ENDING                  DURING PERIOD*
                                           ACCOUNT VALUE         ACCOUNT VALUE              APRIL 1, 2016 -
                                            APRIL 1, 2016      SEPTEMBER 30, 2016         SEPTEMBER 30, 2016
                                           -----------------------------------------------------------------
Actual                                        $1,000.00            $1,000.20**                   $2.41**

Hypothetical
  (5% return before expenses)                  1,000.00             1,022.66**                    2.43**

 *Expenses are equal to the Fund's annualized expense ratio of 0.48%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.02% for the six-month period of April 1, 2016, through September 30, 2016.

**The Fund's annualized expense ratio of 0.48% above reflects a change in the transfer agency fee structure from a per-account fee to an asset-based fee effective June 1, 2016. Had this change been in effect for the entire six-month period of April 1, 2016, through September 30, 2016, the Fund's expense ratio would have been 0.52%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                            EXPENSES PAID
                                             BEGINNING              ENDING                  DURING PERIOD
                                           ACCOUNT VALUE         ACCOUNT VALUE              APRIL 1, 2016 -
                                            APRIL 1, 2016      SEPTEMBER 30, 2016         SEPTEMBER 30, 2016
                                           -----------------------------------------------------------------
Actual                                        $1,000.00            $1,000.20                     $2.61

Hypothetical
  (5% return before expenses)                  1,000.00             1,022.46                      2.64

================================================================================

28  | USAA NEW YORK MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's

================================================================================

30  | USAA NEW YORK MONEY MARKET FUND

================================================================================

process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers was also considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail open-end investment companies with same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality of the services provided

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

by the Manager. The Board also noted the level and method of computing the management fee. The Board took into account management's discussion of the Fund's expenses, noting that the Manager had reimbursed all/a significant portion of Fund expenses during the previous year.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, and ten-year periods ended December 31, 2015 and was lower than the average of its performance universe and above its Lipper index for the five-year period ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one- and ten-year periods ended December 31, 2015, was in the top 10% of its performance universe for the three-year period ended December 31, 2015, and was in the top 40% of its performance universe for the five-year period ended December 31, 2015. The Board also took into account management's discussion regarding current market conditions.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the

================================================================================

32  | USAA NEW YORK MONEY MARKET FUND

================================================================================

Manager has reimbursed a portion of its management fee for the Fund. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services provided by the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  33

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39610-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                             [GRAPHIC OF USAA TAX EXEMPT INTERMEDIATE-TERM FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA TAX EXEMPT INTERMEDIATE-TERM FUND
         FUND SHARES o ADVISER SHARES
         SEPTEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         45

    Financial Statements                                                      47

    Notes to Financial Statements                                             50

EXPENSE EXAMPLE                                                               63

ADVISORY AGREEMENT(S)                                                         65

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211745-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is between three and 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------
          [PHOTO OF REGINA G. SHAFER]                [PHOTO OF DALE R. HOFFMANN]
          REGINA G. SHAFER, CPA, CFA                 DALE R. HOFFMANN
          USAA Asset                                 USAA Asset
          Management Company                         Management Company
--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The tax-exempt bond market advanced during the reporting period ended September 30, 2016, as demand for municipal securities outweighed the amount of available supply. Although new issuance picked up, it remained low by historical standards. Furthermore, it was dominated by refunding bonds rather than new issues. In a bond refunding, issuers call existing high-interest bonds and replace them with new bonds that have lower coupon rates. Meanwhile, as demand for municipal bonds increased, municipal bond mutual funds also received positive investment inflows every week of the reporting period. Investors continue to prefer municipal securities for their tax-advantaged status as well as their relative stability.

    Municipal bonds also benefited from the performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Intermediate-term U.S. Treasury securities rallied on strong demand, especially from foreign investors who favored U.S. Treasuries because of their relatively higher yields compared to the government bonds of other developed countries. As U.S. Treasury prices rose, their yields (which move in the opposite direction) fell. During the reporting period, the yield on a 10-year Treasury security dropped from 1.77% as of 3/31/16 to 1.60% as of 9/30/16.

    Municipal credit quality remained strong as state and local governments continued to practice sound fiscal management and generally maintained healthy reserves. State and local revenues rose, though at a more moderate

================================================================================

2  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    pace than in the recent past. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls. Unlike corporate issuers, many state and municipal governments have broad taxing powers and are required by law to balance their budgets.

o HOW DID THE USAA TAX EXEMPT INTERMEDIATE-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended September 30, 2016, the Fund Shares and Adviser Shares had a total return of 2.27% and 2.06%, respectively, versus an average return of 1.84% amongst the funds in the Lipper Intermediate Municipal Debt Funds category. This compares to returns of 1.82% for the Lipper Intermediate Municipal Debt Funds Index and 2.30% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.13% and 2.86%, respectively, compared to the Lipper category average of 2.11%.

    USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for most of its total return. Due to the Fund's income orientation, it generally invests in bonds in the BBB and A rated categories.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    During the reporting period, the Fund continued to benefit from our independent research. In our efforts to find attractive opportunities, we continued to work with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Each security is researched, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential risks.

    The Fund continued to maintain a diversified portfolio of more than 600 municipal bonds, primarily of investment-grade, that are continuously monitored by our team of analysts. The Fund is diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
(FUND SHARES) (Ticker Symbol: USATX)

--------------------------------------------------------------------------------
                                         9/30/16                    3/31/16
--------------------------------------------------------------------------------
Net Assets                            $4.7 Billion                $4.3 Billion
Net Asset Value Per Share                $13.71                      $13.61

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.429                      $0.442
Capital Gain Distributions Per Share       -                           -
Dollar-Weighted Average
Portfolio Maturity(+)                   9.9 Years                   9.6 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
   3/31/16-9/30/16*           1 YEAR               5 YEARS            10 YEARS
        2.27%                 5.26%                 4.39%              4.48%

--------------------------------------------------------------------------------
30-DAY SEC YIELD** AS OF 9/30/16                  EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
              1.53%                                           0.54%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED SEPTEMBER 30, 2016

----------------------------------------------------------------------------------------------
                     TOTAL RETURN        =        DIVIDEND RETURN        +      PRICE CHANGE
----------------------------------------------------------------------------------------------
10 YEARS                 4.48%           =            4.07%              +          0.41%
5 YEARS                  4.39%           =            3.57%              +          0.82%
1 YEAR                   5.26%           =            3.25%              +          2.01%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2007-SEPTEMBER 30, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

               TOTAL RETURN         DIVIDEND RETURN      CHANGE IN SHARE PRICE
9/30/07             2.43%                4.21%                  -1.78%
9/30/08            -2.92%                4.29%                  -7.21%
9/30/09            13.72%                5.44%                   8.28%
9/30/10             6.35%                4.52%                   1.83%
9/30/11             3.93%                4.41%                  -0.48%
9/30/12             8.34%                4.07%                   4.27%
9/30/13            -0.43%                3.51%                  -3.94%
9/30/14             6.63%                3.75%                   2.88%
9/30/15             2.40%                3.28%                  -0.88%
9/30/16             5.26%                3.25%                   2.01%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/16, and assuming marginal federal tax
rates of:                             28.00%    36.80%*     38.80%*     43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD            DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years              4.07%            5.65%     6.44%       6.65%       7.19%
5 Years               3.57%            4.96%     5.65%       5.83%       6.31%
1 Year                3.25%            4.51%     5.14%       5.31%       5.74%

To match the Fund Shares' closing 30-day SEC Yield of 1.53% on 09/30/16

A FULLY TAXABLE INVESTMENT MUST PAY:   2.13%     2.42%       2.50%       2.70%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                    BLOOMBERG          USAA TAX EXEMPT               LIPPER
               BARCLAYS MUNICIPAL      INTERMEDIATE-TERM     INTERMEDIATE MUNICIPAL
                   BOND INDEX            FUND SHARES            DEBT FUNDS INDEX
09/30/06           $10,000.00             $10,000.00               $10,000.00
10/31/06            10,062.71              10,049.00                10,046.75
11/30/06            10,146.59              10,129.00                10,108.81
12/31/06            10,110.74              10,094.00                10,073.79
01/31/07            10,084.85              10,080.00                10,052.39
02/28/07            10,217.74              10,208.00                10,159.61
03/31/07            10,192.55              10,175.00                10,149.62
04/30/07            10,222.72              10,209.00                10,175.56
05/31/07            10,177.46              10,159.00                10,136.01
06/30/07            10,124.72              10,102.00                10,097.77
07/31/07            10,203.21              10,161.00                10,162.47
08/31/07            10,159.19              10,083.00                10,155.33
09/30/07            10,309.52              10,242.00                10,278.10
10/31/07            10,355.47              10,279.00                10,307.18
11/30/07            10,421.50              10,310.00                10,377.07
12/31/07            10,450.43              10,286.00                10,396.74
01/31/08            10,582.21              10,427.00                10,566.43
02/29/08            10,097.73               9,931.00                10,187.94
03/31/08            10,386.34              10,219.00                10,405.87
04/30/08            10,507.88              10,322.00                10,464.48
05/31/08            10,571.41              10,403.00                10,526.83
06/30/08            10,452.09              10,303.00                10,422.49
07/31/08            10,491.82              10,301.00                10,469.40
08/31/08            10,614.60              10,415.00                10,582.66
09/30/08            10,116.83               9,943.00                10,186.13
10/31/08            10,013.57               9,688.00                10,070.76
11/30/08            10,045.40               9,651.00                10,088.92
12/31/08            10,191.86               9,533.00                10,160.25
01/31/09            10,564.91              10,037.00                10,572.43
02/28/09            10,620.41              10,079.00                10,529.40
03/31/09            10,622.35              10,094.00                10,522.61
04/30/09            10,834.56              10,340.00                10,701.27
05/31/09            10,949.17              10,577.00                10,822.60
06/30/09            10,846.60              10,490.00                10,736.63
07/31/09            11,028.07              10,689.00                10,914.58
08/31/09            11,216.61              10,858.00                11,029.42
09/30/09            11,619.14              11,307.00                11,345.76
10/31/09            11,375.24              11,123.00                11,122.06
11/30/09            11,469.23              11,232.00                11,291.95
12/31/09            11,507.99              11,275.00                11,314.20
01/31/10            11,567.92              11,349.00                11,375.94
02/28/10            11,680.05              11,461.00                11,487.74
03/31/10            11,652.09              11,414.00                11,425.89
04/30/10            11,793.69              11,556.00                11,535.54
05/31/10            11,882.15              11,640.00                11,614.01
06/30/10            11,889.21              11,638.00                11,616.48
07/31/10            12,037.46              11,780.00                11,767.12
08/31/10            12,313.06              12,028.00                12,005.00
09/30/10            12,293.82              12,024.00                11,965.77
10/31/10            12,259.77              11,985.00                11,937.04
11/30/10            12,014.62              11,772.00                11,757.94
12/31/10            11,781.79              11,595.00                11,587.65
01/31/11            11,695.00              11,497.00                11,525.57
02/28/11            11,881.18              11,698.00                11,690.05
03/31/11            11,841.59              11,675.00                11,656.35
04/30/11            12,053.65              11,860.00                11,833.13
05/31/11            12,259.63              12,042.00                11,999.57
06/30/11            12,302.40              12,113.00                12,028.07
07/31/11            12,427.95              12,232.00                12,135.97
08/31/11            12,640.57              12,388.00                12,298.54
09/30/11            12,771.24              12,499.00                12,350.61
10/31/11            12,723.76              12,464.00                12,301.36
11/30/11            12,798.93              12,554.00                12,393.43
12/31/11            13,042.41              12,773.00                12,613.43
01/31/12            13,344.04              13,062.00                12,853.38
02/29/12            13,357.19              13,064.00                12,857.09
03/31/12            13,270.40              12,990.00                12,750.63
04/30/12            13,423.49              13,147.00                12,893.53
05/31/12            13,534.92              13,257.00                12,973.77
06/30/12            13,520.39              13,260.00                12,951.96
07/31/12            13,734.67              13,428.00                13,120.69
08/31/12            13,750.31              13,463.00                13,133.52
09/30/12            13,833.37              13,539.00                13,209.34
10/31/12            13,872.40              13,590.00                13,237.52
11/30/12            14,100.94              13,823.00                13,424.00
12/31/12            13,926.66              13,693.00                13,273.73
01/31/13            13,984.66              13,750.00                13,313.66
02/28/13            14,027.02              13,830.00                13,365.61
03/31/13            13,966.53              13,809.00                13,324.11
04/30/13            14,119.63              13,929.00                13,442.20
05/31/13            13,947.15              13,801.00                13,280.00
06/30/13            13,552.23              13,454.00                12,965.07
07/31/13            13,433.74              13,405.00                12,923.88
08/31/13            13,242.02              13,257.00                12,785.82
09/30/13            13,527.03              13,481.00                13,007.89
10/31/13            13,633.90              13,585.00                13,105.14
11/30/13            13,605.80              13,558.00                13,067.99
12/31/13            13,571.05              13,550.00                13,044.36
01/31/14            13,835.44              13,781.00                13,243.72
02/28/14            13,997.67              13,907.00                13,368.23
03/31/14            14,021.21              13,926.00                13,342.32
04/30/14            14,189.67              14,060.00                13,478.11
05/31/14            14,372.39              14,206.00                13,612.33
06/30/14            14,384.85              14,202.00                13,605.60
07/31/14            14,410.18              14,232.00                13,627.59
08/31/14            14,584.73              14,357.00                13,753.11
09/30/14            14,599.54              14,374.00                13,759.19
10/31/14            14,699.62              14,459.00                13,827.44
11/30/14            14,725.09              14,475.00                13,832.85
12/31/14            14,799.29              14,548.00                13,876.70
01/31/15            15,061.60              14,726.00                14,086.50
02/28/15            14,906.29              14,604.00                13,963.90
03/31/15            14,949.34              14,641.00                13,987.46
04/30/15            14,870.85              14,584.00                13,933.23
05/31/15            14,829.74              14,548.00                13,881.61
06/30/15            14,816.31              14,523.00                13,867.88
07/31/15            14,923.59              14,609.00                13,945.69
08/31/15            14,952.94              14,625.00                13,967.20
09/30/15            15,061.18              14,719.00                14,052.76
10/31/15            15,121.12              14,761.00                14,109.69
11/30/15            15,181.20              14,821.00                14,152.29
12/31/15            15,287.92              14,931.00                14,240.07
01/31/16            15,470.36              15,077.00                14,389.13
02/29/16            15,494.59              15,088.00                14,397.87
03/31/16            15,543.73              15,150.00                14,439.73
04/30/16            15,658.07              15,247.00                14,527.94
05/31/16            15,700.42              15,307.00                14,539.46
06/30/16            15,950.14              15,548.00                14,734.44
07/31/16            15,959.83              15,530.00                14,734.48
08/31/16            15,981.42              15,557.00                14,754.15
09/30/16            15,901.69              15,496.00                14,702.85

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Intermediate Municipal Debt Funds Index measures the Fund's performance to that of the Lipper Intermediate Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                  o 12-MONTH DIVIDEND YIELD COMPARISON  o

               [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                       USAA TAX EXEMPT        LIPPER INTERMEDIATE
                     INTERMEDIATE-TERM          MUNICIPAL DEBT
                        FUND SHARES             FUNDS AVERAGE
09/30/07                    4.25%                   3.48%
09/30/08                    4.78%                   3.62%
09/30/09                    4.53%                   3.77%
09/30/10                    4.26%                   3.11%
09/30/11                    4.23%                   2.89%
09/30/12                    3.77%                   2.53%
09/30/13                    3.70%                   2.40%
09/30/14                    3.53%                   2.35%
09/30/15                    3.28%                   2.21%
09/30/16                    3.13%                   2.11%

                                [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/07 to 9/30/16.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT INTERMEDIATE-TERM FUND
ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UTEIX)

--------------------------------------------------------------------------------
                                         9/30/16                      3/31/16
--------------------------------------------------------------------------------
Net Assets                            $49.1 Million                $42.1 Million
Net Asset Value Per Share                $13.70                       $13.61

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.392                       $0.406
Capital Gain Distributions Per Share        -                            -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
   3/31/16-9/30/16*        1 YEAR         5 YEARS      SINCE INCEPTION 8/01/10
         2.06%             4.90%           4.14%                 4.30%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELD** AS OF 9/30/16
--------------------------------------------------------------------------------
  UNSUBSIDIZED               1.20%               SUBSIDIZED               1.27%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/16***
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT       0.88%               AFTER REIMBURSEMENT      0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.27% on 09/30/16 and assuming marginal
federal tax rates of:                    28.00%    36.80%*    38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:      1.76%     2.01%      2.08%      2.24%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG             USAA TAX EXEMPT       LIPPER INTERMEDIATE
              BARCLAYS MUNICIPAL      INTERMEDIATE-TERM FUND     MUNICIPAL DEBT
                  BOND INDEX             ADVISER SHARES            FUNDS INDEX
07/31/10         $10,000.00               $10,000.00               $10,000.00
08/31/10          10,228.95                10,207.68                10,202.16
09/30/10          10,212.97                10,202.67                10,168.82
10/31/10          10,184.68                10,167.09                10,144.40
11/30/10           9,981.03                 9,984.70                 9,992.20
12/31/10           9,787.61                 9,832.59                 9,847.48
01/31/11           9,715.50                 9,748.28                 9,794.73
02/28/11           9,870.17                 9,916.64                 9,934.51
03/31/11           9,837.28                 9,895.97                 9,905.86
04/30/11          10,013.45                10,050.71                10,056.10
05/31/11          10,184.57                10,203.26                10,197.55
06/30/11          10,220.10                10,261.88                10,221.77
07/31/11          10,324.40                10,360.40                10,313.46
08/31/11          10,501.03                10,491.11                10,451.62
09/30/11          10,609.58                10,583.24                10,495.87
10/31/11          10,570.14                10,551.47                10,454.01
11/30/11          10,632.58                10,626.58                10,532.26
12/31/11          10,834.86                10,810.00                10,719.21
01/31/12          11,085.43                11,052.37                10,923.13
02/29/12          11,096.35                11,052.74                10,926.29
03/31/12          11,024.25                10,988.14                10,835.82
04/30/12          11,151.44                11,118.74                10,957.26
05/31/12          11,244.01                11,209.88                11,025.45
06/30/12          11,231.93                11,210.95                11,006.91
07/31/12          11,409.94                11,350.27                11,150.31
08/31/12          11,422.94                11,377.82                11,161.20
09/30/12          11,491.93                11,440.78                11,225.64
10/31/12          11,524.36                11,481.61                11,249.59
11/30/12          11,714.22                11,676.37                11,408.07
12/31/12          11,569.44                11,563.63                11,280.36
01/31/13          11,617.62                11,610.80                11,314.29
02/28/13          11,652.81                11,676.34                11,358.44
03/31/13          11,602.56                11,656.81                11,323.17
04/30/13          11,729.74                11,764.81                11,423.53
05/31/13          11,586.46                11,643.43                11,285.69
06/30/13          11,258.38                11,351.37                11,018.05
07/31/13          11,159.95                11,307.72                10,983.05
08/31/13          11,000.68                11,178.99                10,865.72
09/30/13          11,237.45                11,368.12                11,054.44
10/31/13          11,326.23                11,454.22                11,137.09
11/30/13          11,302.88                11,429.28                11,105.51
12/31/13          11,274.02                11,420.42                11,085.44
01/31/14          11,493.66                11,610.77                11,254.86
02/28/14          11,628.43                11,715.55                11,360.66
03/31/14          11,647.98                11,731.40                11,338.65
04/30/14          11,787.93                11,842.39                11,454.04
05/31/14          11,939.72                11,961.83                11,568.11
06/30/14          11,950.07                11,958.08                11,562.39
07/31/14          11,971.12                11,980.86                11,581.08
08/31/14          12,116.12                12,082.67                11,687.75
09/30/14          12,128.43                12,095.44                11,692.91
10/31/14          12,211.57                12,161.99                11,750.92
11/30/14          12,232.73                12,166.19                11,755.51
12/31/14          12,294.37                12,223.63                11,792.77
01/31/15          12,512.28                12,379.68                11,971.07
02/28/15          12,383.26                12,275.11                11,866.88
03/31/15          12,419.02                12,296.25                11,886.91
04/30/15          12,353.82                12,254.48                11,840.81
05/31/15          12,319.66                12,221.93                11,796.95
06/30/15          12,308.51                12,198.52                11,785.28
07/31/15          12,397.63                12,265.52                11,851.40
08/31/15          12,422.01                12,278.33                11,869.68
09/30/15          12,511.93                12,355.22                11,942.40
10/31/15          12,561.73                12,386.18                11,990.78
11/30/15          12,611.63                12,426.08                12,026.98
12/31/15          12,700.29                12,512.29                12,101.58
01/31/16          12,851.86                12,644.66                12,228.25
02/29/16          12,871.98                12,650.94                12,235.68
03/31/16          12,912.80                12,699.87                12,271.25
04/30/16          13,007.79                12,778.00                12,346.22
05/31/16          13,042.97                12,825.00                12,356.01
06/30/16          13,250.42                13,015.00                12,521.71
07/31/16          13,258.47                13,006.00                12,521.74
08/31/16          13,276.41                13,026.00                12,538.46
09/30/16          13,210.17                12,963.00                12,494.86

                                   [END CHART]

                    Data from 7/31/10 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Intermediate-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                      USAA TAX EXEMPT          LIPPER INTERMEDIATE
                  INTERMEDIATE-TERM FUND         MUNICIPAL DEBT
                      ADVISER SHARES             FUNDS AVERAGE
09/30/11                   4.02%                     2.89%
09/30/12                   3.57%                     2.53%
09/30/13                   3.48%                     2.40%
09/30/14                   3.32%                     2.35%
09/30/15                   3.04%                     2.21%
09/30/16                   2.86%                     2.11%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/11 to 9/30/16.

The Lipper Intermediate Municipal Debt Funds Average is an average performance level of all intermediate-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

Hospital ............................................................   20.7%
Special Assessment/Tax/Fee ..........................................   10.7%
Education ...........................................................    9.0%
General Obligation ..................................................    8.8%
Toll Roads ..........................................................    8.6%
Electric Utilities ..................................................    8.4%
Escrowed Bonds ......................................................    6.2%
Appropriated Debt ...................................................    5.0%
Airport/Port ........................................................    4.7%
Electric/Gas Utilities ..............................................    3.7%

 You will find a complete list of securities that the Fund owns on pages 16-44.

================================================================================

14  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 9/30/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                        4.1%
AA                                                        32.7%
A                                                         42.1%
BBB                                                       14.7%
BELOW INVESTMENT-GRADE                                     3.5%
UNRATED                                                    2.9%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-44.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD       Community College District
    EDA       Economic Development Authority
    EDC       Economic Development Corp.
    ETM       Escrowed to final maturity
    IDA       Industrial Development Authority/Agency
    IDC       Industrial Development Corp.

================================================================================

16  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    ISD       Independent School District
    MTA       Metropolitan Transportation Authority
    PRE       Pre-refunded to a date prior to maturity
    USD       Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: ACA Financial Guaranty Corp., AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., Financial Guaranty Insurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Barclays Bank plc, Citibank, N.A., Deutsche Bank A.G., Dexia Credit Local, or Wells Fargo Bank, N.A.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Federal Home Loan Mortgage Corp., Federal Housing Administration, Georgia-Pacific LLC, Michigan School Bond Qualification and Loan Program, Pennsylvania Public School Intercept Program, or Texas Permanent School Fund.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (84.2%)

            ALABAMA (1.7%)
$ 5,000     Lower Alabama Gas District                                   5.00%           9/01/2027       $    6,193
  7,000     Lower Alabama Gas District                                   5.00            9/01/2028            8,688
 35,000     Lower Alabama Gas District                                   5.00            9/01/2034           44,535
  5,955     Montgomery Medical Clinic Board                              5.00            3/01/2033            6,945
  1,750     Montgomery Medical Clinic Board                              5.00            3/01/2036            2,013
  4,605     Private Colleges and Universities Facilities Auth. (INS)     4.75            9/01/2026            4,620
  8,000     Special Care Facilities Financing Auth.                      5.00            2/01/2036            9,484
                                                                                                         ----------
                                                                                                             82,478
                                                                                                         ----------
            ARIZONA (1.8%)
 20,310     Apache County IDA                                            4.50            3/01/2030           22,761
  6,000     Health Facilities Auth.                                      5.00            2/01/2027            6,919
  3,270     Phoenix Civic Improvement Corp. (INS)                        5.50            7/01/2024            4,118
  2,115     Phoenix Civic Improvement Corp. (INS)                        5.50            7/01/2025            2,703
  8,315     Phoenix IDA(a)                                               3.75            7/01/2024            8,550
 11,100     Phoenix IDA(a)                                               5.00            7/01/2034           12,508
  1,675     Phoenix IDA                                                  5.00            7/01/2036            1,905
  4,250     Phoenix IDA                                                  5.00           10/01/2036            5,004
  2,680     Pima County IDA                                              4.50            6/01/2030            3,017
  2,000     Pinal County IDA (INS)                                       5.25           10/01/2020            2,005
  1,250     Pinal County IDA (INS)                                       5.25           10/01/2022            1,253
  2,000     Pinal County IDA (INS)                                       4.50           10/01/2025            2,002
  3,540     State (INS)                                                  5.00           10/01/2019            3,953
  7,275     State (INS)                                                  5.25           10/01/2020            8,156
                                                                                                         ----------
                                                                                                             84,854
                                                                                                         ----------
            ARKANSAS (0.1%)
  4,290     Pulaski Technical College (INS)                              5.00            9/01/2030            5,165
                                                                                                         ----------
            CALIFORNIA (8.1%)
  4,500     Alameda Corridor Transportation Auth.                        5.00           10/01/2035            5,424
  3,000     Alameda Corridor Transportation Auth.                        5.00           10/01/2036            3,601
    500     Anaheim Public Financing Auth.                               5.00            5/01/2028              617
    500     Anaheim Public Financing Auth.                               5.00            5/01/2029              613
  1,000     Anaheim Public Financing Auth.                               5.00            5/01/2030            1,222
  1,510     Cerritos CCD                                                 5.02(b)         8/01/2025            1,242
  1,000     Cerritos CCD                                                 5.24(b)         8/01/2027              771
  1,000     Cerritos CCD                                                 5.41(b)         8/01/2028              740
  1,520     Chula Vista Financing Auth.                                  5.00            9/01/2027            1,869

================================================================================

18  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,700     Chula Vista Financing Auth.                                  5.00%           9/01/2028       $    2,072
  1,785     Chula Vista Financing Auth.                                  5.00            9/01/2029            2,158
  2,635     Chula Vista Financing Auth.                                  5.00            9/01/2030            3,187
  2,095     Chula Vista Financing Auth.                                  5.00            9/01/2031            2,521
  5,000     City and County of San Francisco Airport Commission          5.25            5/01/2022            5,557
  7,000     City and County of San Francisco Airport Commission          5.25            5/01/2023            7,775
  5,000     City and County of San Francisco Airport Commission          4.90            5/01/2029            5,584
  1,250     Communities Dev. Auth.                                       5.00            5/15/2032            1,525
  2,000     Communities Dev. Auth.                                       5.00            5/15/2033            2,431
  1,250     Communities Dev. Auth.                                       5.00            5/15/2034            1,511
  2,000     Communities Dev. Auth.                                       5.00            5/15/2035            2,404
  2,000     Coronado Community Dev. Agency (INS)                         5.00            9/01/2024            2,007
  6,810     El Camino CCD                                                4.25(b)         8/01/2026            5,411
  7,665     El Camino CCD                                                4.42(b)         8/01/2027            5,871
  5,500     El Camino CCD                                                4.58(b)         8/01/2028            4,032
  5,500     Foothill/Eastern Transportation Corridor Agency (INS)        4.25(b)         1/15/2035            2,971
 46,605     Golden State Tobacco Securitization Corp. (INS)              4.17(b)         6/01/2025           39,708
  2,000     Health Facilities Financing Auth.                            5.00            8/15/2027            2,365
  5,000     Health Facilities Financing Auth.(c)                         5.25            8/15/2031            5,956
  2,540     Health Facilities Financing Auth.                            4.00            3/01/2033            2,866
  2,700     Health Facilities Financing Auth.                            4.00            3/01/2034            3,020
  3,000     Health Facilities Financing Auth.                            4.00            3/01/2035            3,340
  1,000     Irvine City                                                  5.00            9/02/2029            1,169
  5,000     Irvine USD Special Tax District (INS)                        5.25            9/01/2019            5,605
  2,500     Irvine USD Special Tax District (INS)                        4.50            9/01/2020            2,741
  6,745     Kern County Board of Education (INS)                         5.00            6/01/2026            6,764
  1,300     Los Angeles County                                           5.00            3/01/2023            1,595
  3,500     Pittsburg Redevelopment Agency (INS)                         5.00            9/01/2027            4,457
  2,640     Pittsburg Redevelopment Agency (INS)                         5.00            9/01/2028            3,322
  6,400     Public Works Board                                           5.50            4/01/2021            7,138
  6,755     Public Works Board                                           5.60            4/01/2022            7,549
  3,000     Public Works Board                                           5.13            3/01/2023            3,423
  3,130     Public Works Board                                           5.75            4/01/2023            3,509
  1,185     Public Works Board                                           5.00           11/01/2023            1,441
  2,500     Public Works Board                                           5.25            3/01/2024            2,857
  2,000     Public Works Board                                           5.00           11/01/2024            2,449
  1,250     Public Works Board                                           5.00            3/01/2025            1,513
  2,000     Public Works Board                                           5.38            3/01/2025            2,287
  1,365     Public Works Board                                           5.00            3/01/2026            1,661
 10,000     Public Works Board                                           5.00            4/01/2028           11,894
  7,000     Public Works Board                                           5.00           11/01/2028            8,439
  5,000     Public Works Board                                           5.00            4/01/2029            5,920
 11,465     Public Works Board                                           5.00           10/01/2031           14,016

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,000     Salinas Union High School District (INS)                     4.37%(b)       10/01/2016       $    2,000
    775     San Diego Public Facilities Financing Auth.                  5.00           10/15/2030              959
  1,000     San Diego Public Facilities Financing Auth.                  5.00           10/15/2031            1,229
  1,000     San Diego Public Facilities Financing Auth.                  5.00           10/15/2032            1,224
  1,635     San Diego Public Facilities Financing Auth.                  5.00           10/15/2033            1,994
  1,000     San Diego Public Facilities Financing Auth.                  5.00           10/15/2034            1,215
  1,250     San Diego Public Facilities Financing Auth.                  5.00           10/15/2035            1,512
  3,000     San Jose USD (INS) (PRE)                                     4.50            6/01/2024            3,019
    500     School Finance Auth.(a)                                      5.00            8/01/2031              580
  1,600     School Finance Auth.(a)                                      5.00            8/01/2036            1,845
  4,035     South Orange County Public Financing Auth. (INS)             5.00            8/15/2022            4,048
  4,920     South Orange County Public Financing Auth. (INS)             5.00            8/15/2025            4,936
 20,000     State                                                        5.25           10/01/2022           22,639
 27,445     State                                                        5.75            4/01/2027           30,743
 10,240     State                                                        5.00            8/01/2032           12,707
 10,000     State Univ.                                                  5.00           11/01/2029           12,477
 10,000     State Univ.                                                  5.00           11/01/2033           12,462
  1,000     Statewide Communities Dev. Auth.                             5.13            5/15/2031            1,154
  6,930     Tobacco Securitization Auth.                                 4.75            6/01/2025            7,041
  1,605     Tulare City (INS)                                            5.00           11/15/2032            1,958
  1,570     Tulare City (INS)                                            5.00           11/15/2033            1,908
  3,655     Tulare City (INS)                                            5.00           11/15/2034            4,433
  2,340     Tulare City (INS)                                            5.00           11/15/2035            2,825
  3,470     Tuolumne Wind Project Auth. (PRE)                            5.00            1/01/2022            3,790
 10,000     Upland City                                                  6.00            1/01/2026           11,741
  2,000     Washington Township Health Care District                     5.75            7/01/2024            2,235
  3,500     Washington Township Health Care District                     5.00            7/01/2025            3,919
                                                                                                         ----------
                                                                                                            386,713
                                                                                                         ----------
            COLORADO (2.6%)
  5,000     Adams and Arapahoe Counties Joint School
              District No. 28J                                           3.20(b)        12/01/2022            4,524
 30,955     Denver Health and Hospital Auth.                             4.75           12/01/2027           31,138
    255     Health Facilities Auth.                                      5.25            6/01/2023              256
  2,750     Health Facilities Auth.                                      5.00            6/01/2028            3,196
  1,000     Health Facilities Auth.                                      5.00           12/01/2028            1,173
  1,500     Health Facilities Auth.                                      5.00           12/01/2029            1,751
  2,310     Health Facilities Auth.                                      5.00            6/01/2031            2,665
  2,000     Health Facilities Auth.                                      5.00            6/01/2032            2,286
  2,470     Health Facilities Auth.                                      5.00            6/01/2033            2,819
  6,385     Health Facilities Auth.                                      5.00            6/01/2034            7,272
  3,385     Health Facilities Auth.                                      5.00            6/01/2035            3,847
  4,000     Health Facilities Auth.                                      5.00           12/01/2035            4,582
  1,250     Park Creek Metropolitan District                             5.00           12/01/2032            1,478

================================================================================

20  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,000     Park Creek Metropolitan District                             5.00%          12/01/2034       $    1,172
 10,000     Regional Transportation District                             5.00            6/01/2025           11,310
  7,585     Regional Transportation District                             5.00            6/01/2029            8,840
 14,175     Regional Transportation District                             5.00            6/01/2030           16,634
 15,005     Regional Transportation District                             5.00            6/01/2031           17,547
                                                                                                         ----------
                                                                                                            122,490
                                                                                                         ----------
            CONNECTICUT (0.6%)
  1,120     Hartford City (INS)                                          5.00            7/01/2028            1,316
  2,400     Hartford City (INS)                                          5.00            7/01/2032            2,745
 10,000     Health and Educational Facilities Auth.                      5.00            7/01/2034           11,725
  7,259     Mashantucket (Western) Pequot Tribe(d),(e)                   6.05            7/01/2031              283
  1,000     New Haven (INS)                                              5.00            8/15/2030            1,220
  1,000     New Haven (INS)                                              5.00            8/15/2032            1,210
  1,000     New Haven (INS)                                              5.00            8/15/2033            1,205
  1,350     New Haven (INS)                                              5.00            8/15/2034            1,623
  5,000     State                                                        5.00           11/15/2035            5,991
                                                                                                         ----------
                                                                                                             27,318
                                                                                                         ----------
            DISTRICT OF COLUMBIA (0.4%)
    375     District of Columbia                                         5.00            7/01/2023              433
  3,870     District of Columbia                                         5.63           10/01/2025            4,171
  5,000     District of Columbia                                         5.75           10/01/2026            5,401
  6,000     District of Columbia                                         5.75           10/01/2027            6,468
  1,280     District of Columbia                                         6.00            7/01/2033            1,559
                                                                                                         ----------
                                                                                                             18,032
                                                                                                         ----------
            FLORIDA (6.4%)
  2,500     Broward County Airport System                                5.00           10/01/2024            2,777
  2,000     Broward County School Board                                  5.00            7/01/2029            2,439
  2,000     Broward County School Board                                  5.00            7/01/2030            2,425
  2,325     Halifax Hospital Medical Center                              5.00            6/01/2035            2,743
  2,750     Halifax Hospital Medical Center                              5.00            6/01/2036            3,255
  8,000     Hillsborough County IDA                                      5.65            5/15/2018            8,562
  3,500     Jacksonville                                                 5.00           10/01/2028            4,106
  1,250     Lake County School Board (INS)                               5.00            6/01/2029            1,497
  2,225     Lake County School Board (INS)                               5.00            6/01/2030            2,650
  2,500     Lee County                                                   5.00           10/01/2023            3,090
  2,700     Lee County                                                   5.00           10/01/2024            3,397
  4,000     Lee County                                                   5.00           10/01/2033            4,773
  7,245     Lee County IDA                                               5.00           10/01/2028            7,794
  3,750     Lee County School Board                                      5.00            8/01/2028            4,581
  6,560     Miami Beach City Health Facilities Auth.                     5.00           11/15/2029            7,559
  7,500     Miami-Dade County                                            3.75           12/01/2018            7,920
  8,375     Miami-Dade County (INS) (PRE)                                4.75           11/01/2023            8,404

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,345     Miami-Dade County (INS) (PRE)                                5.00%          10/01/2024       $    2,442
  9,830     Miami-Dade County (INS) (PRE)                                4.75           11/01/2024            9,865
  2,000     Miami-Dade County                                            5.00           10/01/2025            2,412
  3,670     Miami-Dade County (INS) (PRE)                                5.00           10/01/2025            3,821
  6,440     Miami-Dade County                                            5.00           10/01/2026            7,378
  2,500     Miami-Dade County (INS) (PRE)                                5.00           10/01/2026            2,603
  7,000     Miami-Dade County                                            5.00           10/01/2027            8,011
 10,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2028           11,873
  7,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2029            8,280
  1,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2029            1,202
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2030            2,403
  1,610     Miami-Dade County Expressway Auth.                           5.00            7/01/2030            1,925
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2031            2,392
  1,255     Miami-Dade County Expressway Auth.                           5.00            7/01/2031            1,495
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2032            2,374
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2033            2,369
  2,000     Miami-Dade County Expressway Auth.                           5.00            7/01/2034            2,363
  4,750     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2027            5,586
  4,950     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2028            5,766
  5,250     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2029            6,072
  3,500     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2030            4,026
  5,780     Miami-Dade County Health Facilities Auth.                    5.00            8/01/2031            6,618
 10,000     Miami-Dade County School Board (INS) (PRE)                   5.00            2/01/2024           10,946
 12,000     Miami-Dade County School Board (INS) (PRE)                   5.25            5/01/2025           12,833
 12,000     Orange County Health Facility Auth.                          5.25           10/01/2022           13,473
  5,000     Orange County Health Facility Auth.                          5.38           10/01/2023            5,623
  4,000     Orange County Health Facility Auth.                          5.00           10/01/2035            4,851
  3,055     Osceola County School Board                                  5.00            6/01/2028            3,625
  7,595     Palm Beach County Health Facilities Auth.                    5.00           11/15/2023            8,911
  1,995     Pinellas County Educational Facilities Auth.                 5.00           10/01/2021            2,305
  1,080     Pinellas County Educational Facilities Auth.                 4.00           10/01/2022            1,212
  1,415     Pinellas County Educational Facilities Auth.                 4.00           10/01/2023            1,579
  2,045     Pinellas County Educational Facilities Auth.(c)              5.38           10/01/2026            2,365
  1,895     Pinellas County Educational Facilities Auth.                 5.00           10/01/2027            2,140
  2,615     Pinellas County Educational Facilities Auth.(c)              6.50           10/01/2031            3,142
  3,195     Port St. Lucie Special Assessment                            4.00            7/01/2031            3,529
  2,000     Port St. Lucie Special Assessment                            4.00            7/01/2032            2,198
  2,785     Port St. Lucie Special Assessment                            4.00            7/01/2033            3,048
  1,500     Port St. Lucie Utility System                                4.00            9/01/2030            1,698
  1,000     Port St. Lucie Utility System                                4.00            9/01/2031            1,124
  7,370     Saint Lucie County (INS)                                     5.00           10/01/2028            8,793
  2,045     Saint Lucie County School Board                              5.00            7/01/2025            2,472
  1,500     Saint Lucie County School Board                              5.00            7/01/2026            1,801

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

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 3,195     Southeast Overtown/Park West Community
              Redevelopment Agency(a)                                    5.00%           3/01/2030       $    3,618
  8,970     Sunshine State Governmental Financing Commission             5.00            9/01/2019            9,980
  5,525     Sunshine State Governmental Financing Commission             5.00            9/01/2020            6,336
  1,055     Sunshine State Governmental Financing
              Commission (INS)                                           5.00            9/01/2021            1,242
  1,000     Volusia County Educational Facilities Auth.                  5.00           10/15/2028            1,199
  1,000     Volusia County Educational Facilities Auth.                  5.00           10/15/2029            1,194
  1,500     Volusia County Educational Facilities Auth.                  5.00           10/15/2030            1,784
  1,560     Volusia County Educational Facilities Auth.                  5.00           10/15/2032            1,844
                                                                                                         ----------
                                                                                                            304,113
                                                                                                         ----------
            GEORGIA (0.4%)
 10,000     Burke County Dev. Auth.                                      7.00            1/01/2023           10,702
  3,600     Glynn-Brunswick Memorial Hospital Auth. (PRE)                5.25            8/01/2023            3,885
    400     Glynn-Brunswick Memorial Hospital Auth.                      5.25            8/01/2023              431
  3,000     Private Colleges and Universities Auth.                      5.25           10/01/2027            3,480
  2,000     Private Colleges and Universities Auth.                      5.25           10/01/2027            2,348
                                                                                                         ----------
                                                                                                             20,846
                                                                                                         ----------
            GUAM (0.4%)
  1,500     Guam                                                         5.00           12/01/2030            1,809
  2,000     Guam                                                         5.00           12/01/2031            2,401
  1,000     Power Auth. (INS)                                            5.00           10/01/2027            1,182
  1,000     Power Auth.                                                  5.00           10/01/2029            1,156
  1,000     Power Auth. (INS)                                            5.00           10/01/2030            1,175
  1,000     Power Auth.                                                  5.00           10/01/2030            1,151
    695     Power Auth.                                                  5.00           10/01/2031              795
  1,000     Power Auth. (INS)                                            5.00           10/01/2032            1,188
    750     Waterworks Auth.                                             5.00            7/01/2023              887
    600     Waterworks Auth.                                             5.00            7/01/2024              719
    750     Waterworks Auth.                                             5.00            7/01/2025              893
  1,000     Waterworks Auth.                                             5.00            7/01/2028            1,155
  1,000     Waterworks Auth.                                             5.00            7/01/2029            1,162
  3,000     Waterworks Auth.                                             5.25            7/01/2033            3,453
  1,250     Waterworks Auth.                                             5.00            7/01/2036            1,455
                                                                                                         ----------
                                                                                                             20,581
                                                                                                         ----------
            ILLINOIS (11.9%)
    260     Bedford Park Village                                         4.60           12/01/2017              260
  3,328     Chicago                                                      6.63           12/01/2022            3,343
 30,000     Chicago (INS)                                                4.45(b)         1/01/2023           24,156
  1,000     Chicago                                                      5.00            1/01/2031            1,139
  2,000     Chicago                                                      5.00           11/01/2031            2,319
  1,000     Chicago                                                      5.00            1/01/2032            1,134

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                                                  PORTFOLIO OF INVESTMENTS |  23

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,000     Chicago                                                      5.00%          11/01/2033       $    2,299
  6,525     Chicago Midway Airport                                       5.00            1/01/2027            7,624
 11,750     Chicago Midway Airport                                       5.00            1/01/2029           13,849
  5,175     Chicago Midway Airport                                       5.00            1/01/2030            6,062
  8,910     Chicago Midway Airport                                       5.00            1/01/2031           10,385
  6,000     Chicago Midway Airport                                       5.00            1/01/2032            6,968
  1,635     Chicago Midway Airport                                       5.25            1/01/2033            1,900
  3,500     Chicago Midway Airport                                       4.00            1/01/2034            3,831
  3,000     Chicago Midway Airport                                       4.00            1/01/2035            3,271
  3,500     Chicago Wastewater Transmission                              5.00            1/01/2033            4,019
  1,000     Chicago Wastewater Transmission                              5.00            1/01/2034            1,145
  1,250     Chicago Wastewater Transmission                              5.00            1/01/2035            1,428
  1,500     Chicago Water                                                5.00           11/01/2028            1,802
    725     Chicago Water                                                5.00           11/01/2029              868
  1,000     Chicago Water                                                5.00           11/01/2029            1,201
  1,000     Chicago Water                                                5.00           11/01/2030            1,191
  1,000     Chicago Water                                                5.00           11/01/2031            1,182
  9,000     Chicago-O'Hare International Airport                         5.25            1/01/2024           10,025
  3,620     Chicago-O'Hare International Airport (INS)                   5.00            1/01/2028            4,293
  1,500     Chicago-O'Hare International Airport (INS)                   5.00            1/01/2029            1,776
 13,480     Chicago-O'Hare International Airport                         5.25            1/01/2029           16,104
  2,150     Chicago-O'Hare International Airport (INS)                   5.13            1/01/2030            2,545
 11,560     Chicago-O'Hare International Airport                         5.00            1/01/2033           13,788
  5,675     Chicago-O'Hare International Airport                         5.00            1/01/2034            6,750
  2,500     Cook County                                                  5.00           11/15/2031            2,977
  4,500     Educational Facilities Auth.                                 4.45           11/01/2036            4,846
  2,370     Finance Auth. (ETM)                                          5.50            5/01/2017            2,435
  4,340     Finance Auth. (ETM)                                          5.75            5/01/2018            4,672
  2,080     Finance Auth.                                                5.00            2/15/2020            2,313
  1,710     Finance Auth.                                                5.00            2/15/2022            1,920
    750     Finance Auth.                                                5.25            4/01/2022              759
  2,000     Finance Auth.                                                5.00            4/01/2023            2,002
  3,400     Finance Auth. (INS) (PRE)                                    5.00           11/01/2023            3,690
  7,140     Finance Auth.                                                5.13            2/15/2025            8,005
  4,165     Finance Auth.                                                5.00            4/01/2025            4,168
  8,210     Finance Auth.                                                4.50            5/15/2025            9,226
  7,665     Finance Auth.                                                5.38            8/15/2026            8,985
  8,000     Finance Auth.                                                4.50           11/15/2026            8,038
  1,750     Finance Auth.                                                5.40            4/01/2027            1,768
  8,250     Finance Auth.                                                5.50            7/01/2028            9,849
 20,000     Finance Auth.                                                3.90            3/01/2030           21,750
  1,000     Finance Auth.                                                5.00            5/15/2030            1,198
  1,875     Finance Auth.                                                5.00            5/15/2031            2,143

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24  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,000     Finance Auth.                                                4.00%          10/01/2031       $    1,110
  1,000     Finance Auth.                                                4.00           10/01/2032            1,104
  3,385     Finance Auth.                                                5.00            9/01/2034            3,840
  1,000     Finance Auth.                                                4.00           10/01/2034            1,092
  3,700     Finance Auth.                                                5.00           11/15/2034            4,369
  3,500     Finance Auth.                                                5.00           12/01/2034            4,098
  1,100     Finance Auth.                                                5.00            5/15/2035            1,293
  4,000     Finance Auth.                                                5.00            8/15/2035            4,624
  3,000     Finance Auth.                                                5.00           11/15/2035            3,535
  5,000     Finance Auth.                                                4.00           12/01/2035            5,345
 18,000     Finance Auth.                                                4.00            2/15/2036           18,068
  1,400     Finance Auth.                                                5.00            5/15/2036            1,566
  3,000     Finance Auth.                                                4.00           12/01/2036            3,202
  1,835     Herrin Community USD (INS)                                   5.00           12/01/2028            2,121
  1,925     Herrin Community USD (INS)                                   5.00           12/01/2029            2,214
  2,025     Herrin Community USD (INS)                                   5.00           12/01/2030            2,320
  6,000     Herrin Community USD (INS)                                   5.00           12/01/2034            6,766
    315     Housing Dev. Auth.                                           4.55            7/01/2021              316
    365     Housing Dev. Auth.                                           4.60            7/01/2023              366
  2,800     Kane, Cook and Dupage Counties                               5.00            1/01/2032            3,223
  4,000     Kane, Cook and Dupage Counties                               5.00            1/01/2033            4,591
  5,000     Kendall Kane and Will Counties Community
              Unit School District                                       5.00            2/01/2035            5,867
  6,000     Kendall Kane and Will Counties Community
              Unit School District                                       5.00            2/01/2036            7,013
  3,495     Lake County Community Unit School
              District (INS) (ETM)                                       5.13(b)        12/01/2016            3,490
  4,555     Lake County Community Unit School District (INS)             5.13(b)        12/01/2016            4,545
  2,500     Metropolitan Pier and Exposition Auth. (INS)                 5.20            6/15/2017            2,563
  1,290     Metropolitan Pier and Exposition Auth. (INS) (PRE)           5.30            6/15/2018            1,344
  1,210     Metropolitan Pier and Exposition Auth. (INS)                 5.30            6/15/2018            1,259
  1,065     Metropolitan Pier and Exposition Auth. (INS) (PRE)           5.40            6/15/2019            1,110
  2,935     Metropolitan Pier and Exposition Auth. (INS)                 5.40            6/15/2019            3,054
  5,000     Metropolitan Pier and Exposition Auth. (INS)                 5.70(b)         6/15/2026            3,653
 14,650     Municipal Electric Agency                                    4.00            2/01/2033           15,933
  1,800     Northern Illinois Municipal Power Agency                     4.00           12/01/2031            1,995
  2,100     Northern Illinois Municipal Power Agency                     4.00           12/01/2032            2,322
  4,000     Northern Illinois Municipal Power Agency                     4.00           12/01/2033            4,404
  5,000     Northern Illinois Municipal Power Agency                     4.00           12/01/2035            5,444
  4,715     Northern Illinois Municipal Power Agency                     4.00           12/01/2036            5,113
  7,095     Railsplitter Tobacco Settlement Auth.                        5.00            6/01/2018            7,533
 10,000     Railsplitter Tobacco Settlement Auth.                        5.50            6/01/2023           11,713
  3,000     Sports Facilities Auth. (INS)                                5.25            6/15/2030            3,484

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                                                  PORTFOLIO OF INVESTMENTS |  25

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 5,000     Sports Facilities Auth. (INS)                                5.25%           6/15/2031       $    5,791
  5,000     Sports Facilities Auth. (INS)                                5.25            6/15/2032            5,750
  8,500     Springfield                                                  5.00           12/01/2030           10,279
  3,000     Springfield (INS)                                            5.00            3/01/2034            3,534
  3,700     Springfield School District No. 186 (INS)                    5.00            2/01/2024            4,433
  7,200     Springfield School District No. 186 (INS)                    5.00            2/01/2025            8,555
  4,215     Springfield School District No. 186 (INS)                    5.00            2/01/2026            4,977
  5,000     State (INS)                                                  5.00            1/01/2021            5,468
 10,000     State (INS)                                                  5.00            4/01/2029           11,210
 12,475     State Univ.                                                  4.00            4/01/2033           13,478
  5,000     Toll Highway Auth.                                           5.00           12/01/2032            6,082
  6,000     Toll Highway Auth.                                           5.00            1/01/2033            7,314
  5,870     Toll Highway Auth.                                           5.00            1/01/2034            7,032
  2,500     Toll Highway Auth.                                           5.00            1/01/2034            3,043
  5,600     Toll Highway Auth.                                           5.00            1/01/2035            6,680
  2,000     Toll Highway Auth.                                           5.00            1/01/2035            2,421
  7,000     Toll Highway Auth.                                           5.00            1/01/2036            8,319
  2,500     Toll Highway Auth.                                           5.00            1/01/2036            3,011
  5,225     Village of Gilberts (INS)                                    5.00            3/01/2030            5,972
  3,000     Village of Volo (INS)                                        5.00            3/01/2034            3,538
  1,250     Village of Volo (INS)                                        4.00            3/01/2036            1,307
 14,070     Will County Forest Preserve District (INS)                   5.40(b)        12/01/2017           13,870
                                                                                                         ----------
                                                                                                            566,467
                                                                                                         ----------
            INDIANA (1.1%)
  1,470     Finance Auth.                                                5.00            5/01/2024            1,771
 20,000     Finance Auth. (INS)                                          4.55           12/01/2024           20,125
  1,200     Finance Auth.                                                5.00            5/01/2027            1,410
  1,900     Finance Auth.                                                5.00           10/01/2027            1,970
 10,500     Finance Auth.                                                5.00            6/01/2032           11,351
  3,000     Jasper County (INS)                                          5.85            4/01/2019            3,297
  6,500     Richmond Hospital Auth.                                      5.00            1/01/2035            7,565
  6,000     Rockport (INS)                                               4.63            6/01/2025            6,121
                                                                                                         ----------
                                                                                                             53,610
                                                                                                         ----------
            IOWA (1.2%)
  1,325     Finance Auth. (INS)                                          5.00           12/01/2021            1,335
  1,390     Finance Auth. (INS)                                          5.00           12/01/2022            1,400
  1,460     Finance Auth. (INS)                                          5.00           12/01/2023            1,470
  1,535     Finance Auth. (INS)                                          5.00           12/01/2024            1,546
  1,610     Finance Auth. (INS)                                          5.00           12/01/2025            1,621
  1,690     Finance Auth. (INS)                                          5.00           12/01/2026            1,701
  5,425     Finance Auth.                                                4.00            8/15/2035            5,861
 30,555     Finance Auth.                                                4.00            8/15/2036           32,906

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26  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,475     Waterloo Community School District                           5.00%           7/01/2024       $    2,725
  2,775     Waterloo Community School District                           5.00            7/01/2025            3,054
  4,510     Waterloo Community School District                           5.00            7/01/2027            4,956
                                                                                                         ----------
                                                                                                             58,575
                                                                                                         ----------
            KANSAS (0.0%)
     35     Wyandotte County                                             6.07(b)         6/01/2021               27
                                                                                                         ----------
            KENTUCKY (0.9%)
  2,410     Ashland Medical Center                                       4.00            2/01/2036            2,499
  2,000     Commonwealth Property and Buildings Commission               5.00            2/01/2032            2,399
  2,250     Commonwealth Property and Buildings Commission               5.00            2/01/2033            2,689
  6,130     Economic Dev. Finance Auth.                                  4.05(b)        10/01/2024            4,997
  7,500     Economic Dev. Finance Auth. (INS)                            5.75           12/01/2028            7,929
  3,830     Louisville/Jefferson County Metro Government                 5.00           12/01/2022            4,479
  2,760     Louisville/Jefferson County Metro Government                 5.00           12/01/2023            3,210
  7,160     Louisville/Jefferson County Metro Government                 5.00           12/01/2024            8,286
  3,725     Pikeville City Hospital Improvement                          5.75            3/01/2026            4,264
                                                                                                         ----------
                                                                                                             40,752
                                                                                                         ----------
            LOUISIANA (2.6%)
  2,750     Jefferson Parish Hospital District No. 1 (INS) (PRE)(c)      5.50            1/01/2026            3,251
  3,000     Jefferson Parish Hospital District No. 1 (INS) (PRE)(c)      5.38            1/01/2031            3,531
  3,750     Local Government Environmental Facilities and
              Community Dev. Auth.                                       6.50            8/01/2029            4,416
    700     New Orleans                                                  5.00            6/01/2031              832
  1,150     New Orleans                                                  5.00            6/01/2032            1,362
  1,500     New Orleans                                                  5.00           12/01/2033            1,772
  1,500     New Orleans                                                  5.00            6/01/2034            1,764
  1,500     New Orleans                                                  5.00           12/01/2035            1,760
 14,000     Public Facilities Auth.                                      3.50            6/01/2030           14,609
  8,995     Public Facilities Auth.                                      5.00            7/01/2033           10,686
  2,250     Public Facilities Auth.                                      5.00            5/15/2034            2,693
 13,550     Public Facilities Auth.                                      5.00            7/01/2034           16,005
  3,500     Public Facilities Auth.                                      4.00            5/15/2035            3,786
  1,500     Public Facilities Auth.                                      4.00            5/15/2036            1,620
  2,000     Public Facilities Auth. (INS)                                5.00            6/01/2036            2,318
  5,330     Shreveport (INS)                                             5.00           12/01/2031            6,427
  5,125     Shreveport (INS)                                             5.00           12/01/2032            6,158
  1,515     Shreveport (INS)                                             5.00           12/01/2033            1,821
  1,500     Shreveport (INS)                                             5.00           12/01/2034            1,797
  1,510     Shreveport (INS)                                             5.00           12/01/2035            1,801
  6,000     State                                                        5.00            8/01/2028            7,514
  2,440     Terrebonne Parish Hospital Service District No. 1            5.00            4/01/2022            2,742
  2,570     Terrebonne Parish Hospital Service District No. 1            5.00            4/01/2023            2,885

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                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 2,000     Terrebonne Parish Hospital Service District No. 1            4.65%           4/01/2024       $    2,197
  4,250     Terrebonne Parish Hospital Service District No. 1            5.00            4/01/2028            4,705
  5,000     Tobacco Settlement Financing Corp.                           5.00            5/15/2023            5,964
 10,000     Tobacco Settlement Financing Corp.                           5.25            5/15/2031           11,309
                                                                                                         ----------
                                                                                                            125,725
                                                                                                         ----------
            MAINE (0.4%)
  1,635     Health and Higher Educational Facilities Auth.               5.00            7/01/2024            1,924
  1,000     Health and Higher Educational Facilities Auth.               5.00            7/01/2026            1,161
 11,500     Health and Higher Educational Facilities Auth.               6.00            7/01/2026           12,965
  1,000     Health and Higher Educational Facilities Auth.               5.00            7/01/2027            1,157
                                                                                                         ----------
                                                                                                             17,207
                                                                                                         ----------
            MARYLAND (0.4%)
  2,500     EDC                                                          6.20            9/01/2022            2,803
  5,000     Health and Higher Educational Facilities Auth. (PRE)         6.00            1/01/2028            5,324
  1,000     Health and Higher Educational Facilities Auth.               5.00            7/01/2033            1,208
  1,000     Health and Higher Educational Facilities Auth.               5.00            7/01/2033            1,177
  1,000     Health and Higher Educational Facilities Auth.               5.00            7/01/2034            1,205
  2,200     Health and Higher Educational Facilities Auth.               5.00            7/01/2034            2,584
  1,310     Health and Higher Educational Facilities Auth.               5.00            7/01/2035            1,567
  1,000     Health and Higher Educational Facilities Auth.               5.00            7/01/2036            1,195
                                                                                                         ----------
                                                                                                             17,063
                                                                                                         ----------
            MASSACHUSETTS (1.1%)
  5,545     Bay Transportation Auth. (PRE)                               4.60(b)         7/01/2022            4,383
  5,000     Bay Transportation Auth. (PRE)                               4.70(b)         7/01/2024            3,584
  1,600     Bay Transportation Auth. (PRE)                               4.73(b)         7/01/2025            1,092
    640     Dev. Finance Agency                                          5.00            7/01/2020              707
  1,480     Dev. Finance Agency                                          5.00            7/01/2022            1,694
  4,500     Dev. Finance Agency                                          6.25            1/01/2027            5,325
  1,720     Dev. Finance Agency                                          5.00            7/01/2027            1,915
  2,000     Dev. Finance Agency                                          5.00            7/01/2030            2,180
  2,000     Dev. Finance Agency                                          5.00            7/01/2030            2,414
  1,675     Dev. Finance Agency                                          5.00            7/01/2031            2,009
  2,155     Dev. Finance Agency                                          5.00            4/15/2033            2,470
  1,500     Dev. Finance Agency                                          5.00            7/01/2035            1,762
  2,000     Dev. Finance Agency                                          5.00            7/01/2036            2,359
  1,000     Dev. Finance Agency                                          5.00            7/01/2036            1,169
  3,110     Health and Educational Facilities Auth.                      5.00            7/01/2019            3,411
  9,000     Health and Educational Facilities Auth.                      6.00            7/01/2024           10,104
  4,000     Health and Educational Facilities Auth.                      5.00            7/15/2027            4,109
    110     Water Pollution Abatement Trust                              4.75            8/01/2025              110
                                                                                                         ----------
                                                                                                             50,797
                                                                                                         ----------

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28  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            MICHIGAN (2.3%)
$ 3,000     Building Auth.                                               5.00%          10/15/2029       $    3,617
  2,000     Finance Auth. (NBGA)                                         5.00            5/01/2024            2,415
  1,700     Finance Auth. (NBGA)                                         5.00            5/01/2025            2,078
  8,200     Finance Auth.                                                5.00           12/01/2034            9,935
  6,000     Finance Auth.                                                4.00           11/15/2035            6,388
  4,600     Finance Auth.                                                5.00           12/01/2035            5,552
  9,000     Finance Auth.                                                4.00           11/15/2036            9,574
 10,000     Grand Traverse County Hospital Finance Auth.                 5.00            7/01/2029           11,346
  2,675     Hospital Finance Auth.                                       5.00           11/15/2019            2,690
  3,400     Hospital Finance Auth.                                       5.00           11/15/2022            3,418
 12,000     Kent Hospital Finance Auth.                                  5.00           11/15/2029           13,774
  2,775     Livonia Public Schools School District (INS)                 5.00            5/01/2032            3,342
  2,875     Livonia Public Schools School District (INS)                 5.00            5/01/2033            3,449
  2,965     Livonia Public Schools School District (INS)                 5.00            5/01/2034            3,543
  3,065     Livonia Public Schools School District (INS)                 5.00            5/01/2035            3,651
  2,770     Livonia Public Schools School District (INS)                 5.00            5/01/2036            3,287
 10,050     State Building Auth. (INS) (PRE)                             4.81(b)        10/15/2022            7,554
  7,950     State Building Auth. (INS)                                   4.81(b)        10/15/2022            5,975
  3,000     State Trunk Line Fund                                        5.00           11/01/2019            3,370
  2,000     State Trunk Line Fund                                        5.00           11/01/2020            2,248
                                                                                                         ----------
                                                                                                            107,206
                                                                                                         ----------
            MINNESOTA (0.3%)
  1,080     Chippewa County                                              5.38            3/01/2022            1,094
  5,120     Chippewa County                                              5.50            3/01/2027            5,182
  1,650     Higher Education Facilities Auth. (PRE)                      4.50           10/01/2027            1,650
    850     Higher Education Facilities Auth.                            4.50           10/01/2027              850
  3,500     St. Paul Housing and Redevelopment Auth. (PRE)               5.25            5/15/2026            3,520
  1,750     St. Paul Housing and Redevelopment Auth.                     5.00           11/15/2029            2,105
  1,275     St. Paul Housing and Redevelopment Auth.                     5.00           11/15/2030            1,532
                                                                                                         ----------
                                                                                                             15,933
                                                                                                         ----------
            MISSISSIPPI (0.3%)
  2,000     Dev. Bank                                                    5.00            4/01/2028            2,367
  7,000     Dev. Bank (INS)                                              5.00            9/01/2030            8,209
  1,650     Hospital Equipment and Facilities Auth.                      5.00           12/01/2016            1,658
  1,000     Hospital Equipment and Facilities Auth.                      5.25           12/01/2021            1,006
                                                                                                         ----------
                                                                                                             13,240
                                                                                                         ----------
            MISSOURI (1.1%)
  1,780     Cape Girardeau County Health Care Facilities IDA             5.00            6/01/2025            2,085
 17,545     Cape Girardeau County Health Care Facilities IDA             5.00            6/01/2027           17,580
  2,555     Cape Girardeau County Health Care Facilities IDA             5.00            6/01/2027            2,966
  2,740     Cape Girardeau County Health Care Facilities IDA             6.00            3/01/2033            3,001

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                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,000     Cass County                                                  5.00%           5/01/2022       $    1,003
  3,315     Cass County                                                  5.38            5/01/2022            3,325
  2,000     Cass County                                                  5.50            5/01/2027            2,006
  1,000     Dev. Finance Board                                           5.00            6/01/2030            1,150
  4,215     Dev. Finance Board                                           5.00            6/01/2031            4,825
  2,310     Health and Educational Facilities Auth.                      5.00            5/01/2030            2,594
  2,350     Health and Educational Facilities Auth.                      5.25            5/01/2033            2,656
  1,760     Riverside IDA (INS)                                          5.00            5/01/2020            1,832
  1,380     Saint Louis County IDA                                       5.00            9/01/2023            1,604
  2,750     Saint Louis County IDA                                       5.50            9/01/2033            3,215
  1,330     St. Joseph IDA (PRE)                                         5.00            4/01/2027            1,359
  2,110     Stoddard County IDA                                          6.00            3/01/2037            2,287
                                                                                                         ----------
                                                                                                             53,488
                                                                                                         ----------
            MONTANA (0.2%)
  8,500     Forsyth                                                      3.90            3/01/2031            9,119
                                                                                                         ----------
            NEBRASKA (0.1%)
  1,250     Douglas County Hospital Auth.                                5.00           11/01/2028            1,501
  1,600     Douglas County Hospital Auth.                                5.00           11/01/2030            1,902
  2,400     Public Power Generation Agency                               5.00            1/01/2037            2,880
                                                                                                         ----------
                                                                                                              6,283
                                                                                                         ----------
            NEVADA (1.7%)
  2,865     Clark County                                                 5.00            5/15/2020            2,875
  3,660     Clark County                                                 5.00            7/01/2026            4,640
  2,220     Clark County                                                 5.00            7/01/2027            2,833
 20,470     Clark County                                                 5.00            7/01/2032           24,534
 10,845     Clark County                                                 5.00            7/01/2033           12,955
 18,000     Humboldt County                                              5.15           12/01/2024           19,776
  2,000     Las Vegas Convention and Visitors Auth.                      4.00            7/01/2033            2,186
  4,560     Las Vegas Convention and Visitors Auth.                      4.00            7/01/2034            4,963
  5,075     Las Vegas Convention and Visitors Auth.                      4.00            7/01/2035            5,501
                                                                                                         ----------
                                                                                                             80,263
                                                                                                         ----------
            NEW JERSEY (4.1%)
  1,135     Bayonne City (INS)                                           5.00            7/01/2034            1,352
  1,000     Bayonne City (INS)                                           5.00            7/01/2035            1,187
  1,000     Casino Reinvestment Dev. Auth. (INS)                         5.00           11/01/2029            1,133
  1,000     Casino Reinvestment Dev. Auth. (INS)                         5.00           11/01/2030            1,130
  7,300     EDA (ETM)                                                    5.25            9/01/2019            8,199
  2,700     EDA                                                          5.25            9/01/2019            2,964
  5,000     EDA (INS)                                                    5.00            7/01/2022            5,049
  7,300     EDA (PRE)                                                    5.25            9/01/2022            8,608
  2,700     EDA                                                          5.25            9/01/2022            3,037

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30  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 3,500     EDA                                                          4.45%           6/01/2023       $    3,832
 18,410     EDA                                                          5.00            3/01/2025           20,931
 10,000     EDA (INS)                                                    5.00            6/15/2025           11,959
  5,125     EDA                                                          5.00            6/15/2025            5,961
  2,500     EDA                                                          5.00            6/15/2026            2,789
  9,000     EDA                                                          5.25            6/15/2033           10,282
    500     Educational Facilities Auth.                                 4.00            7/01/2032              555
    500     Educational Facilities Auth.                                 4.00            7/01/2033              553
    750     Educational Facilities Auth.                                 4.00            7/01/2034              827
  1,250     Educational Facilities Auth.                                 4.00            7/01/2035            1,373
  1,800     Educational Facilities Auth. (INS)                           4.00            7/01/2036            1,932
  4,535     Essex County Improvement Auth. (INS)                         6.00           11/01/2025            5,269
  2,000     Health Care Facilities Financing Auth. (INS)                 5.00            7/01/2027            2,443
  1,500     Health Care Facilities Financing Auth. (INS)                 5.00            7/01/2030            1,799
  1,455     New Brunswick Parking Auth. (INS)                            5.00            9/01/2035            1,770
  2,000     New Brunswick Parking Auth. (INS)                            5.00            9/01/2036            2,421
    500     Newark Housing Auth. (INS)                                   4.00           12/01/2029              548
    750     Newark Housing Auth. (INS)                                   4.00           12/01/2030              818
    500     Newark Housing Auth. (INS)                                   4.00           12/01/2031              543
    500     South Jersey Transportation Auth.                            5.00           11/01/2030              584
    750     South Jersey Transportation Auth.                            5.00           11/01/2031              872
  1,085     South Jersey Transportation Auth.                            5.00           11/01/2034            1,249
  1,000     State Building Auth.                                         4.00            6/15/2030            1,041
 20,000     State Turnpike Auth.                                         5.00            1/01/2021           21,745
  7,675     State Turnpike Auth.                                         5.00            1/01/2034            9,314
 10,000     State Turnpike Auth.                                         5.00            1/01/2034           12,080
  4,725     State Turnpike Auth.                                         5.00            1/01/2035            5,713
  5,000     Tobacco Settlement Financing Corp.                           5.00            6/01/2017            5,149
  5,000     Transportation Trust Fund Auth. (INS)                        5.25           12/15/2022            5,837
 20,000     Transportation Trust Fund Auth.                              4.47(b)        12/15/2025           14,256
  2,000     Transportation Trust Fund Auth.                              5.25            6/15/2033            2,280
  3,000     Transportation Trust Fund Auth.                              5.25            6/15/2034            3,413
                                                                                                         ----------
                                                                                                            192,797
                                                                                                         ----------
            NEW MEXICO (0.5%)
 20,000     Farmington Pollution Control                                 4.70            5/01/2024           22,241
                                                                                                         ----------
            NEW YORK (7.4%)
  2,500     Albany IDA (PRE)                                             5.75           11/15/2022            2,639
  3,700     Chautauqua Tobacco Asset Securitization Corp.                5.00            6/01/2034            4,015
  4,760     Dormitory Auth.                                              5.30            2/15/2017            4,779
 12,560     Dormitory Auth. (ETM)                                        5.30            2/15/2019           13,243
 24,935     Dormitory Auth. (PRE)                                        5.00            7/01/2022           25,732
     15     Dormitory Auth. (ETM)                                        5.00            5/01/2023               18

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                                                  PORTFOLIO OF INVESTMENTS |  31

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
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$   735     Dormitory Auth.                                              5.00%           5/01/2023       $      861
     15     Dormitory Auth. (PRE)                                        5.00            5/01/2024               18
    735     Dormitory Auth.                                              5.00            5/01/2024              854
     25     Dormitory Auth. (PRE)                                        5.00            5/01/2025               31
  1,175     Dormitory Auth.                                              5.00            5/01/2025            1,355
     20     Dormitory Auth. (PRE)                                        5.00            5/01/2026               25
    980     Dormitory Auth.                                              5.00            5/01/2026            1,122
  1,000     Dormitory Auth. (INS)                                        5.00           10/01/2027            1,245
  1,000     Dormitory Auth. (INS)                                        5.00           10/01/2028            1,237
  1,300     Dormitory Auth. (INS)                                        5.00           10/01/2029            1,600
 20,000     Dormitory Auth.                                              5.00            2/15/2032           24,450
  2,000     Erie County IDA                                              5.00            5/01/2028            2,424
 17,075     Long Island Power Auth.                                      5.00            4/01/2023           18,404
  5,000     Monroe County IDC (NBGA)                                     5.75            8/15/2030            5,909
  2,000     MTA                                                          6.25           11/15/2023            2,226
  8,000     MTA (PRE)                                                    6.25           11/15/2023            8,916
  2,500     MTA (INS) (PRE)                                              5.00           11/15/2024            2,617
  6,800     MTA (PRE)                                                    5.00           11/15/2024            7,118
 16,565     MTA                                                          5.00           11/15/2024           16,656
  2,000     MTA                                                          5.00           11/15/2034            2,429
 10,000     MTA                                                          5.00           11/15/2034           12,146
  3,000     MTA                                                          5.00           11/15/2035            3,628
  2,000     MTA                                                          5.00           11/15/2035            2,418
 29,550     MTA                                                          4.00           11/15/2036           32,850
  1,100     Nassau County                                                5.00            1/01/2035            1,319
  1,150     Nassau County                                                5.00            1/01/2036            1,374
  5,000     New York City                                                5.13           11/15/2022            5,453
  2,625     New York City (PRE)                                          5.13           12/01/2022            2,757
  1,705     New York City                                                5.13           12/01/2022            1,791
  3,610     New York City (PRE)                                          5.13           12/01/2023            3,792
  2,390     New York City                                                5.13           12/01/2023            2,510
    815     New York City (PRE)                                          5.00            8/01/2024              844
  4,425     New York City                                                5.00            8/01/2024            4,580
  5,000     New York City                                                5.25           11/15/2024            5,461
  2,995     New York City (PRE)                                          5.00            2/01/2025            3,162
  2,005     New York City                                                5.00            2/01/2025            2,115
 10,000     New York City                                                4.00            8/01/2032           11,375
  3,500     New York City Transitional Finance Auth.                     5.00            1/15/2022            3,831
      5     New York City Transitional Finance Auth. (PRE)               5.00            5/01/2026                6
 24,995     New York City Transitional Finance Auth.                     5.00            5/01/2026           27,618
 15,350     New York City Transitional Finance Auth.                     5.00            7/15/2034           18,513
 12,485     New York City Transitional Finance Auth.                     5.00            7/15/2035           15,016
 13,420     New York City Transitional Finance Auth.                     4.00            2/01/2036           14,956

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32  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$   575     Newburgh City                                                5.00%           6/15/2023       $      658
  2,250     Niagara Area Dev. Corp.                                      4.00           11/01/2024            2,280
  1,670     Niagara Falls City School District (INS)                     5.00            6/15/2023            2,036
  1,450     Niagara Falls City School District (INS)                     5.00            6/15/2024            1,795
  1,670     Niagara Falls City School District (INS)                     5.00            6/15/2025            2,050
  1,585     Rockland County                                              3.50           10/01/2021            1,657
  1,190     Rockland County                                              3.63           10/01/2022            1,245
  1,560     Rockland County                                              3.63           10/01/2023            1,633
  1,665     Rockland County                                              3.63           10/01/2024            1,743
    790     Saratoga County Capital Resource Corp.                       5.00           12/01/2028              942
    220     Suffolk County EDC (PRE)                                     5.00            7/01/2028              260
  1,280     Suffolk County EDC                                           5.00            7/01/2028            1,449
  1,350     Westchester County Local Dev. Corp.                          5.00            1/01/2028            1,559
  2,600     Yonkers (INS)(c)                                             5.00           10/01/2023            3,045
                                                                                                         ----------
                                                                                                            349,790
                                                                                                         ----------
            NORTH CAROLINA (0.7%)
  3,000     Eastern Municipal Power Agency (PRE)                         5.00            1/01/2024            3,151
  5,000     Eastern Municipal Power Agency (PRE)                         5.00            1/01/2026            5,450
  1,500     Medical Care Commission                                      5.00           10/01/2025            1,748
  4,805     Medical Care Commission                                      6.38            7/01/2026            5,721
  5,500     Medical Care Commission                                      5.00            7/01/2027            5,702
  1,850     Medical Care Commission                                      5.00           10/01/2030            2,082
  2,000     Municipal Power Agency No. 1 (PRE)                           5.25            1/01/2020            2,109
  3,600     Turnpike Auth. (INS)                                         5.00            1/01/2022            3,878
  3,330     Turnpike Auth. (INS)                                         5.13            1/01/2024            3,604
                                                                                                         ----------
                                                                                                             33,445
                                                                                                         ----------
            NORTH DAKOTA (0.3%)
 11,085     Grand Forks City Health Care System                          5.00           12/01/2029           12,512
                                                                                                         ----------
            OHIO (1.8%)
  9,000     Air Quality Dev. Auth.                                       5.70            8/01/2020            8,667
  3,000     American Municipal Power, Inc. (PRE)                         5.00            2/15/2021            3,400
  2,760     American Municipal Power, Inc. (PRE)                         5.00            2/15/2022            3,128
  7,165     Buckeye Tobacco Settlement Financing Auth.                   5.13            6/01/2024            7,013
  2,000     Cleveland Airport System                                     5.00            1/01/2030            2,286
  1,000     Cleveland Airport System                                     5.00            1/01/2031            1,140
  2,805     Dayton City School District                                  5.00           11/01/2028            3,649
  3,655     Dayton City School District                                  5.00           11/01/2029            4,807
  3,160     Dayton City School District                                  5.00           11/01/2030            4,173
  2,000     Dayton City School District                                  5.00           11/01/2031            2,658
    555     Fairview Park City (INS)                                     4.13           12/01/2020              557
  4,365     Hamilton County (INS)                                        4.30(b)        12/01/2025            3,533
  1,350     Hamilton County Healthcare(f)                                5.00            1/01/2031            1,565

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                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,400     Hamilton County Healthcare(f)                                5.00%           1/01/2036       $    1,595
  9,000     Hancock County Hospital Facilities                           6.50           12/01/2030           10,830
    750     Southeastern Ohio Port Auth.                                 5.50           12/01/2029              846
    750     Southeastern Ohio Port Auth.                                 5.00           12/01/2035              810
  1,000     State                                                        5.00            5/01/2031            1,184
    500     State                                                        5.00            5/01/2033              588
  7,210     State Hospital System                                        5.00            1/15/2034            8,640
  6,000     State Hospital System                                        5.00            1/15/2035            7,168
  3,070     State Hospital System                                        5.00            1/15/2036            3,656
  2,000     Turnpike and Infrastructure Commission                       5.25            2/15/2029            2,430
                                                                                                         ----------
                                                                                                             84,323
                                                                                                         ----------
            OKLAHOMA (0.6%)
  5,360     Cherokee Nation (INS)(a)                                     4.60           12/01/2021            5,386
  2,705     Chickasaw Nation(a)                                          5.38           12/01/2017            2,760
  5,000     Chickasaw Nation(a)                                          6.00           12/01/2025            5,479
  2,020     Comanche County Hospital Auth.                               5.00            7/01/2021            2,219
  1,400     Norman Regional Hospital Auth.                               5.50            9/01/2024            1,406
 13,100     Norman Regional Hospital Auth.                               5.00            9/01/2027           13,378
                                                                                                         ----------
                                                                                                             30,628
                                                                                                         ----------
            OREGON (0.1%)
  1,000     Washington, Yamhill and Multnomah Counties Hillsboro
              School District No. 1J (INS) (PRE)                         4.58(b)         6/15/2025              691
  5,900     Washington, Yamhill and Multnomah Counties Hillsboro
              School District No. 1J (INS) (PRE)                         4.59(b)         6/15/2026            3,895
                                                                                                         ----------
                                                                                                              4,586
                                                                                                         ----------
            PENNSYLVANIA (5.0%)
  1,410     Allegheny County Higher Education Building
              Auth. (PRE)                                                5.13            3/01/2025            1,657
  1,000     Allegheny County IDA                                         5.00            9/01/2021            1,002
  1,220     Allegheny County IDA                                         5.10            9/01/2026            1,222
  1,500     Allegheny County Sanitary Auth. (INS)                        4.00           12/01/2033            1,677
  1,475     Allegheny County Sanitary Auth. (INS)                        4.00           12/01/2034            1,640
  5,000     Beaver County IDA                                            2.15            3/01/2017            4,993
  3,000     Bethlehem Auth. (INS)                                        5.00           11/15/2030            3,535
  1,885     Butler County Hospital Auth.                                 5.00            7/01/2035            2,182
  1,000     Chester County IDA                                           5.00           10/01/2034            1,105
  6,000     Commonwealth                                                 4.00            9/15/2031            6,710
  5,000     Commonwealth                                                 4.00            9/15/2032            5,550
  5,000     Commonwealth                                                 4.00            9/15/2034            5,532
  5,000     Commonwealth Financing Auth.                                 5.00            6/01/2034            5,816
  6,500     Cumberland County Municipal Auth.                            4.00           12/01/2026            6,921
  2,000     Dauphin County General Auth.                                 4.00            6/01/2030            2,214

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34  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,000     Dauphin County General Auth.                                 4.00%           6/01/2031       $    1,101
  1,000     Delaware County Auth.                                        5.00           10/01/2025            1,094
  2,720     Delaware River Port Auth.                                    5.00            1/01/2025            3,127
 13,000     Economic Dev. Financing Auth.                                4.00           10/01/2023           14,355
  1,730     Higher Educational Facilities Auth.                          5.25            7/15/2025            2,059
  2,020     Higher Educational Facilities Auth.                          5.25            7/15/2026            2,388
  2,125     Higher Educational Facilities Auth.                          5.25            7/15/2027            2,496
  2,245     Higher Educational Facilities Auth.                          5.25            7/15/2028            2,623
  2,415     Higher Educational Facilities Auth.                          5.00            7/15/2030            2,754
  1,625     Higher Educational Facilities Auth.                          5.00            7/01/2032            1,847
  1,965     Higher Educational Facilities Auth.                          5.25            7/15/2033            2,266
  1,615     Lancaster County Hospital Auth. (PRE)                        5.00           11/01/2026            1,621
  5,000     Luzerne County (INS)                                         5.00           11/15/2029            5,835
  1,200     Montgomery County IDA                                        5.00           11/15/2023            1,408
  2,750     Montgomery County IDA                                        5.00           11/15/2024            3,210
  1,000     Montour School District (INS)                                5.00            4/01/2033            1,196
  1,500     Montour School District (INS)                                5.00            4/01/2034            1,786
  1,500     Montour School District (INS)                                5.00            4/01/2035            1,781
  1,525     Northeastern Hospital and Education Auth.                    5.00            3/01/2037            1,765
  3,250     Philadelphia Gas Works                                       5.00           10/01/2031            3,946
  2,050     Philadelphia Gas Works                                       4.00           10/01/2036            2,248
  1,250     Public School Building Auth. (NBGA)                          5.00            4/01/2023            1,398
 15,380     Public School Building Auth. (INS)                           4.00           12/01/2031           16,832
  1,500     Turnpike Commission                                          5.00           12/01/2032            1,768
  3,500     Turnpike Commission                                          5.00           12/01/2032            4,150
  4,345     Turnpike Commission                                          5.00           12/01/2033            5,108
  7,145     Turnpike Commission                                          5.00           12/01/2033            8,440
 25,000     Turnpike Commission                                          4.00            6/01/2034           27,128
  3,000     Turnpike Commission                                          5.00           12/01/2034            3,507
  6,250     Turnpike Commission                                          5.00           12/01/2034            7,322
  2,000     Turnpike Commission                                          5.00           12/01/2034            2,395
 10,655     Turnpike Commission                                          5.00            6/01/2035           12,435
  3,320     Turnpike Commission                                          5.00           12/01/2035            3,875
  5,700     Turnpike Commission                                          5.00           12/01/2035            6,652
  2,000     Turnpike Commission                                          5.00           12/01/2035            2,388
  8,255     Turnpike Commission                                          5.00            6/01/2036            9,613
  5,750     Turnpike Commission                                          5.00            6/01/2036            6,704
  3,690     Turnpike Commission                                          5.00           12/01/2036            4,297
                                                                                                         ----------
                                                                                                            236,674
                                                                                                         ----------
            PUERTO RICO (0.1%)
  2,600     Industrial, Tourist, Educational, Medical, and
              Environmental Control Facilities Financing Auth.           5.00            4/01/2027            2,458
                                                                                                         ----------

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                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            RHODE ISLAND (0.4%)
$ 2,000     Health and Educational Building Corp.                        6.00%           9/01/2033       $    2,595
  2,000     Tobacco Settlement Financing Corp.                           5.00            6/01/2028            2,320
  2,000     Tobacco Settlement Financing Corp.                           5.00            6/01/2029            2,288
  2,500     Tobacco Settlement Financing Corp.                           5.00            6/01/2030            2,848
  1,350     Turnpike and Bridge Auth.                                    5.00           10/01/2033            1,621
  4,345     Turnpike and Bridge Auth.                                    5.00           10/01/2035            5,182
                                                                                                         ----------
                                                                                                             16,854
                                                                                                         ----------
            SOUTH CAROLINA (1.4%)
  5,870     Association of Governmental Organizations
              Educational Facilities Corp. (INS) (PRE)                   4.75           12/01/2026            5,910
  6,325     Association of Governmental Organizations
              Educational Facilities Corp. (INS) (PRE)                   4.75           12/01/2026            6,368
  5,000     Lexington County Health Services District, Inc.              5.00           11/01/2024            5,217
  7,335     Lexington County Health Services District, Inc.              5.00           11/01/2026            7,651
  7,200     Piedmont Municipal Power Agency (INS)                        5.00            1/01/2028            8,238
  2,700     Piedmont Municipal Power Agency (INS)                        5.00            1/01/2028            3,089
  9,835     Public Service Auth.                                         5.00           12/01/2034           11,992
  7,000     Public Service Auth.                                         5.00           12/01/2035            8,501
  8,500     Public Service Auth.                                         5.00           12/01/2036           10,226
                                                                                                         ----------
                                                                                                             67,192
                                                                                                         ----------
            SOUTH DAKOTA (0.0%)
  1,700     Health and Educational Facilities Auth.                      5.00           11/01/2024            1,894
                                                                                                         ----------
            TENNESSEE (0.3%)
  5,000     Davidson County Health and Educational
              Facilities Board                                           5.00            7/01/2035            6,040
  5,110     Jackson Health, Educational, and Housing
              Facility Board (PRE)                                       5.25            4/01/2023            5,446
  1,890     Jackson Health, Educational, and
              Housing Facility Board                                     5.25            4/01/2023            2,012
                                                                                                         ----------
                                                                                                             13,498
                                                                                                         ----------
            TEXAS (11.3%)
  2,300     Austin (INS)                                                 5.00           11/15/2024            2,308
  5,610     Austin Utility Systems (INS)                                 5.15(b)         5/15/2017            5,574
    425     Bastrop ISD (NBGA) (ETM)                                     5.60(b)         2/15/2017              424
  2,730     Bastrop ISD (NBGA)                                           5.60(b)         2/15/2017            2,722
  3,485     Bexar County Health Facilities Dev. Corp.                    5.00            7/01/2027            3,556
  2,740     Board of Managers, Joint Guadalupe County -
              City of Seguin Hospital                                    5.00           12/01/2025            3,108
  2,990     Board of Managers, Joint Guadalupe County -
              City of Seguin Hospital                                    5.00           12/01/2027            3,324

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36  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 1,640     Board of Managers, Joint Guadalupe County -
              City of Seguin Hospital                                    5.00%          12/01/2028       $    1,817
  1,600     Board of Managers, Joint Guadalupe County -
              City of Seguin Hospital                                    5.00           12/01/2029            1,772
  1,700     Board of Managers, Joint Guadalupe County -
              City of Seguin Hospital                                    5.00           12/01/2030            1,876
  5,150     Board of Managers, Joint Guadalupe County -
              City of Seguin Hospital                                    5.25           12/01/2035            5,757
  4,240     Boerne ISD (NBGA)                                            3.66(b)         2/01/2026            3,204
  2,680     Central Regional Mobility Auth. (INS) (PRE)                  4.55            1/01/2020            2,706
  3,445     Central Regional Mobility Auth. (INS) (PRE)                  4.60            1/01/2021            3,478
    700     Central Regional Mobility Auth.                              5.00            1/01/2021              802
    500     Central Regional Mobility Auth.                              5.00            1/01/2022              588
    885     Central Regional Mobility Auth.                              5.90(b)         1/01/2022              762
    500     Central Regional Mobility Auth.                              5.00            1/01/2023              599
  7,000     Central Regional Mobility Auth.(c)                           6.25(b)         1/01/2024            5,638
  2,500     Central Regional Mobility Auth. (PRE)                        5.75            1/01/2025            2,880
  2,535     Central Regional Mobility Auth.                              6.50(b)         1/01/2026            1,892
  3,500     Central Regional Mobility Auth.                              5.00            1/01/2033            3,949
  1,250     Central Regional Mobility Auth.                              5.00            1/01/2034            1,472
  1,700     Central Regional Mobility Auth.                              5.00            1/01/2034            2,017
  1,100     Central Regional Mobility Auth.                              5.00            1/01/2035            1,290
  1,650     Central Regional Mobility Auth.                              5.00            1/01/2035            1,950
  1,625     Central Regional Mobility Auth.                              5.00            1/01/2036            1,916
  1,750     Clifton Higher Education Finance Corp. (NBGA)                4.00            8/15/2029            2,001
  1,300     Clifton Higher Education Finance Corp. (NBGA)                4.00            8/15/2032            1,459
  1,800     Corpus Christi Utility System                                4.00            7/15/2032            2,010
  1,100     Corpus Christi Utility System                                4.00            7/15/2033            1,225
  1,050     Corpus Christi Utility System                                4.00            7/15/2034            1,164
  1,000     Corpus Christi Utility System                                4.00            7/15/2035            1,104
  2,000     Dallas/Fort Worth International Airport                      5.25           11/01/2028            2,464
  7,500     Dallas/Fort Worth International Airport                      5.25           11/01/2029            9,230
  1,000     Decatur Hospital Auth.                                       5.25            9/01/2029            1,117
  1,000     Decatur Hospital Auth.                                       5.00            9/01/2034            1,077
  1,215     Downtown Redevelopment Auth. (INS)                           5.00            9/01/2029            1,450
  1,380     Downtown Redevelopment Auth. (INS)                           5.00            9/01/2030            1,639
  2,000     Downtown Redevelopment Auth. (INS)                           5.00            9/01/2031            2,361
  1,500     Downtown Redevelopment Auth. (INS)                           5.00            9/01/2032            1,763
  2,680     Downtown Redevelopment Auth. (INS)                           5.00            9/01/2033            3,140
  4,710     Harris County Cultural Education Facilities
              Finance Corp.                                              5.00           12/01/2027            5,581
  1,400     Harris County Cultural Education Facilities
              Finance Corp.                                              5.00            6/01/2028            1,593

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                                                  PORTFOLIO OF INVESTMENTS |  37

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$40,000     Harris County IDC                                            5.00%           2/01/2023       $   44,240
    750     Harris County Municipal Utility District (INS)               5.00            3/01/2030              900
  2,030     Harris County Municipal Utility District (INS)               5.00            3/01/2031            2,425
  2,500     Harris County Municipal Utility District (INS)               5.00            3/01/2032            2,974
  4,350     Harris County Regional Water Auth.                           4.00           12/15/2035            4,811
  5,615     Houston                                                      5.00            9/01/2032            6,653
  5,345     Houston                                                      5.00            9/01/2033            6,312
  2,150     Houston                                                      5.00            9/01/2034            2,537
  1,575     Houston                                                      5.00            9/01/2035            1,851
  4,000     Houston Airport System                                       5.00            7/01/2024            4,279
  7,000     Houston Airport System                                       5.00            7/01/2025            7,485
  2,300     Houston Convention & Entertainment Facilities Department     5.00            9/01/2029            2,765
  1,000     Houston Convention & Entertainment Facilities Department     5.00            9/01/2030            1,194
  3,850     Houston Higher Education Finance Corp.                       5.25            9/01/2031            4,480
  4,075     Houston Higher Education Finance Corp.                       5.25            9/01/2032            4,727
  3,885     Houston ISD Public Facility Corp. (INS)                      5.40(b)         9/15/2017            3,841
 10,000     Houston Utility System                                       5.00           11/15/2034           12,385
  4,000     Karnes County Hospital District                              5.00            2/01/2029            4,501
  4,000     Karnes County Hospital District                              5.00            2/01/2034            4,452
    740     Laredo Waterworks and Sewer System                           4.00            3/01/2032              820
  1,000     Laredo Waterworks and Sewer System                           4.00            3/01/2033            1,104
  1,000     Laredo Waterworks and Sewer System                           4.00            3/01/2034            1,100
  1,500     Laredo Waterworks and Sewer System                           4.00            3/01/2035            1,644
  1,500     Laredo Waterworks and Sewer System                           4.00            3/01/2036            1,638
    605     Marlin ISD Public Facility Corp.(d)                          5.85            2/15/2018              616
  3,100     Mesquite Health Facilities Dev. Corp.                        5.00            2/15/2026            3,700
  1,075     Mesquite Health Facilities Dev. Corp.                        5.00            2/15/2035            1,208
  2,040     Midlothian Dev. Auth. (INS)                                  5.00           11/15/2018            2,050
  2,235     Midlothian Dev. Auth. (INS)                                  5.00           11/15/2021            2,246
  1,695     Midlothian Dev. Auth. (INS)                                  5.00           11/15/2026            1,699
  2,025     Midlothian Dev. Auth.                                        5.13           11/15/2026            2,028
  2,155     New Braunfels ISD (NBGA)                                     3.04(b)         2/01/2023            1,870
  7,500     New Hope Cultural Education Facilities Corp.                 5.00            7/01/2030            8,630
  1,000     New Hope Cultural Education Facilities Corp.                 5.00           11/01/2031            1,179
  9,000     New Hope Cultural Education Facilities Corp.                 5.00            7/01/2035           10,172
  1,475     New Hope Cultural Education Facilities Corp.                 4.00           11/01/2036            1,568
  1,635     Newark Higher Education Finance Corp.                        4.00            4/01/2032            1,799
  2,000     Newark Higher Education Finance Corp.                        4.00            4/01/2033            2,185
  4,470     Newark Higher Education Finance Corp.                        4.00            4/01/2034            4,868
  1,650     Newark Higher Education Finance Corp.                        4.00            4/01/2035            1,791
  2,150     Newark Higher Education Finance Corp.                        4.00            4/01/2036            2,327

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38  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 7,000     North East Texas Regional Mobility Auth.                     5.00%           1/01/2036       $    8,198
  5,485     North East Texas Regional Mobility Auth.                     5.00            1/01/2036            6,361
  2,190     North Texas Tollway Auth. (PRE)                              6.00            1/01/2023            2,329
    310     North Texas Tollway Auth.                                    6.00            1/01/2023              328
 15,000     North Texas Tollway Auth.                                    6.00            1/01/2025           16,695
 20,000     North Texas Tollway Auth. (INS)                              3.85(b)         1/01/2029           14,286
  1,500     North Texas Tollway Auth.                                    5.00            1/01/2031            1,792
  8,000     North Texas Tollway Auth.                                    5.00            1/01/2032            9,542
  1,515     North Texas Tollway Auth.                                    5.00            1/01/2034            1,834
  7,500     North Texas Tollway Auth.                                    5.00            1/01/2034            8,952
  1,200     North Texas Tollway Auth.                                    5.00            1/01/2035            1,446
  1,385     North Texas Tollway Auth.                                    5.00            1/01/2036            1,663
  2,230     Permanent Univ. Fund                                         5.00            7/01/2032            2,759
  3,250     Permanent Univ. Fund                                         5.00            7/01/2033            4,006
  2,500     Permanent Univ. Fund                                         5.00            7/01/2034            3,070
  9,205     Sabine River Auth. (INS)                                     4.95            3/01/2018            9,639
  2,000     San Leanna Education Facilities Corp.                        5.00            6/01/2018            2,049
    940     San Leanna Education Facilities Corp. (PRE)                  5.13            6/01/2023              967
  1,025     San Leanna Education Facilities Corp.                        5.13            6/01/2023            1,048
    475     San Leanna Education Facilities Corp. (PRE)                  5.13            6/01/2024              489
    525     San Leanna Education Facilities Corp.                        5.13            6/01/2024              536
  1,270     San Leanna Education Facilities Corp. (PRE)                  5.13            6/01/2025            1,306
    275     San Leanna Education Facilities Corp.                        5.13            6/01/2025              281
  1,645     Tarrant County Cultural Education Facilities
              Finance Corp. (PRE)                                        5.25           11/15/2022            1,727
  2,105     Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.25           11/15/2022            2,199
  1,100     Tarrant County Cultural Education Facilities
              Finance Corp.                                              6.00           11/15/2026            1,105
  8,890     Tarrant County Cultural Education Facilities
              Finance Corp.(f)                                           4.00            5/15/2027            9,242
  8,300     Tarrant County Cultural Education Facilities
              Finance Corp.                                              5.13            5/15/2027            8,353
 14,565     Tarrant County Cultural Education Facilities
              Finance Corp.(f)                                           4.00            5/15/2031           14,868
 13,000     Transportation Commission (PRE)                              4.50            4/01/2026           13,246
  7,235     Transportation Commission                                    5.00           10/01/2026            9,461
 10,000     Transportation Commission                                    5.00            8/15/2033           11,738
  8,500     Transportation Commission                                    5.00            8/15/2034            9,957
  6,987     Trophy Club Public Improvement District No. 1 (INS)          5.00            6/01/2033            8,192
  7,170     Tyler Health Facilities Dev. Corp.                           5.25           11/01/2019            7,415
  7,945     Tyler Health Facilities Dev. Corp.                           5.25           11/01/2021            8,199
  3,360     Tyler Health Facilities Dev. Corp.                           5.25           11/01/2022            3,464

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                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
$ 3,800     Tyler Health Facilities Dev. Corp.                           5.25%          11/01/2023       $    3,914
  8,745     Tyler Health Facilities Dev. Corp. (PRE)                     5.25            7/01/2026            8,962
 10,000     Tyler Health Facilities Dev. Corp. (PRE)(c)                  5.50            7/01/2027           11,367
  7,875     Univ. of Texas System (PRE)                                  4.25            8/15/2025            7,976
  2,125     Univ. of Texas System                                        4.25            8/15/2025            2,151
  5,970     Williamson County (INS) (PRE)                                5.13            2/15/2022            6,066
                                                                                                         ----------
                                                                                                            535,991
                                                                                                         ----------
            U.S. VIRGIN ISLANDS (0.2%)
  6,500     Public Finance Auth.(a)                                      5.00            9/01/2030            7,463
                                                                                                         ----------
            UTAH (0.2%)
 18,631     Jordanelle Special Service District(a),(d),(g)               4.44            8/01/2030            8,382
                                                                                                         ----------
            VERMONT (0.3%)
  9,000     EDA                                                          5.00           12/15/2020           10,322
  2,500     Educational and Health Buildings Financing Agency            5.00           12/01/2036            2,988
                                                                                                         ----------
                                                                                                             13,310
                                                                                                         ----------
            VIRGINIA (0.8%)
  1,750     Albemarle County IDA                                         5.00            1/01/2024            1,759
  2,290     College Building Auth.                                       5.00            6/01/2021            2,292
 11,280     College Building Auth.                                       5.00            6/01/2026           11,286
  2,150     Fairfax County Economic Dev. Auth.                           5.00           10/01/2036            2,527
 14,924     Farms of New Kent Community Dev. Auth.(d),(h)                5.13            3/01/2036            3,730
 10,000     Roanoke County EDA                                           5.00            7/01/2025           11,369
  1,000     Small Business Financing Auth.                               5.13            9/01/2022            1,035
    750     Stafford County EDA                                          5.00            6/15/2033              905
  2,620     Stafford County EDA                                          5.00            6/15/2034            3,153
  1,930     Stafford County EDA                                          5.00            6/15/2035            2,315
                                                                                                         ----------
                                                                                                             40,371
                                                                                                         ----------
            WASHINGTON (0.1%)
  5,000     Tobacco Settlement Auth.                                     5.25            6/01/2031            5,591
                                                                                                         ----------
            WISCONSIN (0.5%)
  1,500     Health and Educational Facilities Auth. (PRE)                5.00            8/15/2026            1,830
  2,000     Health and Educational Facilities Auth.                      5.00            7/15/2028            2,281
  1,935     Health and Educational Facilities Auth. (PRE)                5.00            8/15/2029            2,360
  5,000     Health and Educational Facilities Auth.                      5.13            4/15/2031            5,773
  1,000     Health and Educational Facilities Auth.                      5.00            8/15/2034            1,175
  9,830     Health and Educational Facilities Auth.                      4.00           11/15/2036           10,854
  1,500     Public Finance Auth.                                         4.05           11/01/2030            1,575
                                                                                                         ----------
                                                                                                             25,848
                                                                                                         ----------
            Total Fixed-Rate Instruments (cost: $3,754,034)                                               3,994,193
                                                                                                         ----------

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40  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            PUT BONDS (7.0%)

            ARIZONA (1.0%)
$16,000     Health Facilities Auth.                                      2.69%(i)        2/01/2048       $   16,287
 30,000     Health Facilities Auth.                                      2.69(i)         2/01/2048           30,473
                                                                                                         ----------
                                                                                                             46,760
                                                                                                         ----------
            ARKANSAS (0.6%)
 29,000     Dev. Finance Auth.                                           2.39(i)         9/01/2044           28,759
                                                                                                         ----------
            CALIFORNIA (0.8%)
 10,000     Bay Area Toll Auth.                                          1.74(i)         4/01/2045            9,998
 17,000     Bay Area Toll Auth.                                          1.94(i)         4/01/2045           17,179
  8,500     Health Facilities Financing Auth.                            2.00           10/01/2036            8,552
                                                                                                         ----------
                                                                                                             35,729
                                                                                                         ----------
            FLORIDA (0.4%)
 16,000     Putnam County Dev. Auth. (INS)                               5.35            3/15/2042           17,018
                                                                                                         ----------
            ILLINOIS (0.2%)
  7,500     Educational Facilities Auth.                                 4.75           11/01/2036            7,521
                                                                                                         ----------
            INDIANA (0.1%)
  4,000     Rockport Pollution Control                                   1.75            6/01/2025            4,021
                                                                                                         ----------
            LOUISIANA (0.4%)
 16,750     St. Charles Parish                                           4.00           12/01/2040           18,578
                                                                                                         ----------
            MASSACHUSETTS (0.1%)
  6,000     Dev. Finance Agency (PRE)                                    5.75           12/01/2042            6,735
                                                                                                         ----------
            MICHIGAN (0.3%)
 15,000     Hospital Finance Auth.                                       6.00           12/01/2034           15,876
                                                                                                         ----------
            MISSISSIPPI (0.3%)
  2,170     Hospital Equipment and Facilities Auth.                      1.40            9/01/2018            2,170
 14,000     Hospital Equipment and Facilities Auth.                      1.40            9/01/2022           14,000
                                                                                                         ----------
                                                                                                             16,170
                                                                                                         ----------
            NEW JERSEY (0.4%)
 20,000     Transportation Trust Fund Auth.                              2.04(i)         6/15/2034           19,221
                                                                                                         ----------
            NEW MEXICO (0.9%)
 10,000     Farmington                                                   4.75            6/01/2040           10,236
 20,000     Farmington                                                   5.20            6/01/2040           22,495
 12,000     Farmington Pollution Control                                 1.88            4/01/2033           12,023
                                                                                                         ----------
                                                                                                             44,754
                                                                                                         ----------
            OHIO (0.6%)
 30,000     Ohio Water Dev. Auth.                                        4.00           12/01/2033           27,912
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  41

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            PENNSYLVANIA (0.6%)
$ 8,800     Beaver County IDA                                            2.70%           4/01/2035       $    8,389
 11,000     Berks County Municipal Auth.                                 2.34(i)        11/01/2039           11,085
  8,750     Economic Dev. Financing Auth.                                2.55           11/01/2041            8,517
                                                                                                         ----------
                                                                                                             27,991
                                                                                                         ----------
            TEXAS (0.3%)
 14,935     San Antonio Housing Trust Finance Corp. (NBGA)               3.50            4/01/2043           15,845
                                                                                                         ----------
            Total Put Bonds (cost: $327,182)                                                                332,890
                                                                                                         ----------

            ADJUSTABLE-RATE NOTES (0.4%)

            NEW JERSEY (0.4%)
 10,000     EDA                                                          2.39            9/01/2027            9,178
 10,000     EDA                                                          2.44            3/01/2028            9,114
                                                                                                         ----------
            Total Adjustable-Rate Notes (cost: $20,000)                                                      18,292
                                                                                                         ----------

            VARIABLE-RATE DEMAND NOTES (8.3%)

            ARIZONA (0.4%)
 20,000     Phoenix IDA (LIQ) (LOC - Barclays Bank PLC)(a)               1.03            6/01/2036           20,000
                                                                                                         ----------
            CALIFORNIA (0.5%)
  2,300     Infrastructure and Economic Dev. Bank
              (LOC - California Bank & Trust)                            1.04           10/01/2028            2,300
  5,780     State (LIQ) (LOC - Dexia Credit Local)(a)                    1.02            8/01/2027            5,780
 10,985     State (LIQ) (LOC - Dexia Credit Local)(a)                    1.02            8/01/2027           10,985
  4,815     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                        1.49            5/01/2040            4,815
                                                                                                         ----------
                                                                                                             23,880
                                                                                                         ----------
            COLORADO (0.3%)
 13,015     Health Facilities Auth. (LIQ)(a)                             1.04           10/01/2034           13,015
                                                                                                         ----------
            CONNECTICUT (0.1%)
  5,000     State (j)                                                    0.92            7/01/2017            5,000
                                                                                                         ----------
            DISTRICT OF COLUMBIA (0.4%)
 20,560     District (LIQ) (LOC - Deutsche Bank A.G.)(a)                 1.11           10/01/2041           20,560
                                                                                                         ----------
            FLORIDA (0.9%)
 29,500     Escambia County                                              0.92            4/01/2039           29,500
  8,000     Martin County                                                0.88            7/15/2022            8,000
  3,400     Putnam County Dev. Auth.                                     0.88            9/01/2024            3,400
                                                                                                         ----------
                                                                                                             40,900
                                                                                                         ----------

================================================================================

42  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            GEORGIA (0.1%)
$ 1,100     Appling County Dev. Auth.                                    0.93%           9/01/2029       $    1,100
  6,000     Appling County Dev. Auth.                                    0.93            9/01/2041            6,000
                                                                                                         ----------
                                                                                                              7,100
                                                                                                         ----------
            IDAHO (0.2%)
 10,155     Housing and Finance Association(j)                           1.03            1/01/2038           10,155
                                                                                                         ----------
            ILLINOIS (1.1%)
  7,000     Chicago Board of Education (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                              1.36           12/01/2039            7,000
 13,800     State (LIQ) (LOC - Deutsche Bank A.G.)(a)                    1.07            7/01/2033           13,800
 29,495     State (LIQ) (LOC - Deutsche Bank A.G.)(a)                    1.17            2/01/2039           29,495
                                                                                                         ----------
                                                                                                             50,295
                                                                                                         ----------
            KENTUCKY (0.1%)
  5,000     Economic Dev. Finance Auth. (INS) (LIQ)(a)                   1.04            1/04/2018            5,000
                                                                                                         ----------
            LOUISIANA (1.4%)
  1,000     Public Facilities Auth.                                      0.83           12/01/2043            1,000
 35,100     St. James Parish                                             1.02           11/01/2040           35,100
 30,000     St. James Parish                                             1.02           11/01/2040           30,000
                                                                                                         ----------
                                                                                                             66,100
                                                                                                         ----------
            MISSISSIPPI (0.1%)
  5,000     Perry County Pollution Control (NBGA)(a)                     0.94            2/01/2022            5,000
                                                                                                         ----------
            OKLAHOMA (0.2%)
  8,300     Garfield County Industrial Auth.                             0.84            1/01/2025            8,300
                                                                                                         ----------
            PENNSYLVANIA (0.3%)
 15,200     Emmaus General Auth. (INS) (LIQ)                             0.88           12/01/2028           15,200
                                                                                                         ----------
            SOUTH CAROLINA (0.0%)
  1,545     Jobs EDA (LIQ) (LOC - Deutsche Bank A.G.)(a)                 1.03           11/01/2029            1,545
                                                                                                         ----------
            TENNESSEE (0.6%)
 30,000     Chattanooga Health, Educational and Housing
              Facilities Board                                           0.98            5/01/2039           30,000
                                                                                                         ----------
            TEXAS (1.2%)
 12,000     Port of Port Arthur Navigation District                      0.93           12/01/2039           12,000
  3,100     Port of Port Arthur Navigation District                      0.94           12/01/2039            3,100
  5,100     Port of Port Arthur Navigation District                      0.94           12/01/2039            5,100
 23,900     Port of Port Arthur Navigation District                      0.93           11/01/2040           23,900
  1,300     Port of Port Arthur Navigation District                      0.94           11/01/2040            1,300
  9,800     Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                       1.24            6/01/2038            9,800
                                                                                                         ----------
                                                                                                             55,200
                                                                                                         ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  43

================================================================================

-------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                    MARKET
AMOUNT                                                                   COUPON           FINAL               VALUE
(000)       SECURITY                                                      RATE           MATURITY             (000)
-------------------------------------------------------------------------------------------------------------------
            WYOMING (0.4%)
$17,700     Gillette                                                     0.93%          1/01/2018        $   17,700
                                                                                                         ----------
            Total Variable-Rate Demand Notes (cost: $394,950)                                               394,950
                                                                                                         ----------

            TOTAL INVESTMENTS (COST: $4,496,166)                                                         $4,740,325
                                                                                                         ==========

-------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1               LEVEL 2            LEVEL 3                 TOTAL
-------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-            $3,982,081            $12,112            $3,994,193
Put Bonds                                          -               332,890                  -               332,890
Adjustable-Rate Notes                              -                18,292                  -                18,292
Variable-Rate Demand Notes                         -               394,950                  -               394,950
-------------------------------------------------------------------------------------------------------------------
Total                                             $-            $4,728,213            $12,112            $4,740,325
-------------------------------------------------------------------------------------------------------------------
Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

-------------------------------------------------------------------------------------------------------------------
                                            RECONCILIATION OF LEVEL 3 INVESTMENTS
-------------------------------------------------------------------------------------------------------------------
                                                                                             FIXED-RATE INSTRUMENTS
-------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                                $12,117
Purchases                                                                                                         -
Sales                                                                                                             -
Transfers into Level 3                                                                                            -
Transfers out of Level 3                                                                                          -
Net realized gain (loss) on investments                                                                           -
Change in net unrealized appreciation/(depreciation) of investments                                              (5)
-------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2016                                                                            $12,112
-------------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

44  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) At September 30, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (d) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at September 30, 2016, was $13,010,000, which represented 0.3% of the Fund's net assets.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  45

================================================================================

    (e) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (f) At September 30, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $27,270,000, which included when-issued securities of $24,110,000.

    (g) At September 30, 2016, the issuer was in default with respect to portions of interest and/or principal payments.

    (h) At September 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at September 30, 2016.

    (j) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

46  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $4,496,166)                  $4,740,325
   Receivables:
     Capital shares sold                                                                 3,504
     USAA Asset Management Company (Note 6C)                                                 5
     Interest                                                                           50,411
                                                                                    ----------
         Total assets                                                                4,794,245
                                                                                    ----------
LIABILITIES
  Payables:
      Securities purchased                                                              43,394
      Capital shares redeemed                                                            3,257
      Dividends on capital shares                                                        1,954
      Bank overdraft                                                                       138
   Accrued management fees                                                               1,251
   Accrued transfer agent's fees                                                            74
   Other accrued expenses and payables                                                     126
                                                                                    ----------
         Total liabilities                                                              50,194
                                                                                    ----------
             Net assets applicable to capital shares outstanding                    $4,744,051
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $4,533,872
   Overdistribution of net investment income                                               (16)
   Accumulated net realized loss on investments                                        (33,964)
   Net unrealized appreciation of investments                                          244,159
                                                                                    ----------
             Net assets applicable to capital shares outstanding                    $4,744,051
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $4,694,936/342,582 capital shares
         outstanding, no par value)                                                 $    13.70
                                                                                    ==========
      Adviser Shares (net assets of $49,115/3,584 capital shares
         outstanding, no par value)                                                 $    13.70
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  47

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $81,815
                                                                                       -------
EXPENSES
   Management fees                                                                       7,339
   Administration and servicing fees:
      Fund Shares                                                                        3,428
      Adviser Shares                                                                        34
   Transfer agent's fees:
      Fund Shares                                                                          745
      Adviser Shares                                                                        15
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                        57
   Custody and accounting fees:
      Fund Shares                                                                          253
      Adviser Shares                                                                         3
   Postage:
      Fund Shares                                                                           33
      Adviser Shares                                                                         1
   Shareholder reporting fees:
      Fund Shares                                                                           25
   Trustees' fees                                                                           15
   Registration fees:
      Fund Shares                                                                           83
      Adviser Shares                                                                        15
   Professional fees                                                                       209
   Other                                                                                    26
                                                                                       -------
           Total expenses                                                               12,281
   Expenses reimbursed:
      Adviser Shares                                                                       (13)
                                                                                       -------
           Net expenses                                                                 12,268
                                                                                       -------
NET INVESTMENT INCOME                                                                   69,547
                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss                                                                      (895)
   Change in net unrealized appreciation/(depreciation)                                 29,532
                                                                                       -------
           Net realized and unrealized gain                                             28,637
                                                                                       -------
   Increase in net assets resulting from operations                                    $98,184
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

48  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

--------------------------------------------------------------------------------------------------------

                                                                              9/30/2016        3/31/2016
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                     $   69,547       $  131,923
   Net realized loss on investments                                                (895)          (4,699)
   Change in net unrealized appreciation/(depreciation)
      of investments                                                             29,532           14,350
                                                                             ---------------------------
      Increase in net assets resulting from operations                           98,184          141,574
                                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                               (69,034)        (130,732)
      Adviser Shares                                                               (631)          (1,102)
                                                                             ---------------------------
         Distributions to shareholders                                          (69,665)        (131,834)
                                                                             ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                                  334,316          428,201
   Adviser Shares                                                                 6,802            5,143
                                                                             ---------------------------
      Total net increase in net assets from capital
         share transactions                                                     341,118          433,344
                                                                             ---------------------------
   Net increase in net assets                                                   369,637          443,084

NET ASSETS
   Beginning of period                                                        4,374,414        3,931,330
                                                                             ---------------------------
   End of period                                                             $4,744,051       $4,374,414
                                                                             ===========================
Undistributed (overdistribution of) net investment income:
   End of period                                                             $      (16)      $      102
                                                                             ===========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  49

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Tax Exempt Intermediate-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Intermediate-Term Fund Shares (Fund Shares) and Tax Exempt Intermediate-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

50  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

        categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

52  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals and other relevant information related to the securities. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

    delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $27,224,000; which included when-issued securities of $24,033,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All shares classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended September 30, 2016, the Fund Shares did not charge any redemption fees and the Adviser Shares charged redemption fees which were less than $500.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

54  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $15,000, which represents 6.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $32,998,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                        --------------------------------------
                                    TAX CHARACTER
                        --------------------------------------
                        (NO EXPIRATION)              BALANCE
                        ---------------            -----------
                        Short-Term                 $ 7,461,000
                        Long-Term                   25,537,000
                                                   -----------
                            Total                  $32,998,000
                                                   ===========

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $536,900,000 and $265,901,000, respectively.

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $276,329,000 and $32,170,000, respectively, resulting in net unrealized appreciation of $244,159,000.

================================================================================

56  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       SIX-MONTH PERIOD ENDED           YEAR ENDED
                                         SEPTEMBER 30, 2016           MARCH 31, 2016
    -----------------------------------------------------------------------------------
                                        SHARES        AMOUNT      SHARES         AMOUNT
                                       ------------------------------------------------
    FUND SHARES:
    Shares sold                         39,421     $ 541,947      59,717      $ 806,744
    Shares issued from
      reinvested dividends               4,368        60,071       8,344        112,490
    Shares redeemed                    (19,481)     (267,702)    (36,459)      (491,033)
                                       ------------------------------------------------
    Net increase from capital
      share transactions                24,308     $ 334,316      31,602      $ 428,201
                                       ================================================
    ADVISER SHARES:
    Shares sold                            980     $  13,481       1,105      $  14,935
    Shares issued from
      reinvested dividends                  37           508          65            869
    Shares redeemed*                      (523)       (7,187)       (793)       (10,661)
                                       ------------------------------------------------
    Net increase from capital
      share transactions                   494     $   6,802         377      $   5,143
                                       ================================================
    *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

     The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Intermediate Municipal Debt Funds Index. The Lipper Intermediate Municipal Debt Funds Index tracks the total return performance of Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years. The performance period for each class consists of the current month plus the previous
     35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Intermediate Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $7,339,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $870,000 and $5,000, respectively. For the Fund

================================================================================

58  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

    Shares and Adviser Shares, the performance adjustments were 0.04% and 0.02%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $3,428,000 and $34,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $64,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended September 30, 2016, the Adviser Shares incurred reimbursable expenses of $13,000, of which $5,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

    intermediaries. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $745,000 and $15,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $57,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 378,000 Adviser Shares, which represents 10.5% of the Adviser Shares outstanding and 0.1% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

60  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                            SEPTEMBER 30,                         YEAR ENDED MARCH 31,
                            ------------------------------------------------------------------------------------
                                  2016            2016            2015           2014         2013          2012
                            ------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $    13.61      $    13.59      $    13.36     $    13.75   $    13.41    $    12.56
                            ------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .21             .44             .45            .50          .50           .54
  Net realized and
    unrealized gain (loss)         .09             .02             .23           (.39)         .34           .85
                            ------------------------------------------------------------------------------------
Total from investment
  operations                       .30             .46             .68            .11          .84          1.39
                            ------------------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.21)           (.44)           (.45)          (.50)        (.50)         (.54)
  Realized capital gains             -               -               -              -            -          (.00)(a)
                            ------------------------------------------------------------------------------------
Total distributions               (.21)           (.44)           (.45)          (.50)        (.50)         (.54)
                            ------------------------------------------------------------------------------------
Net asset value at
  end of period             $    13.70      $    13.61      $    13.59     $    13.36   $    13.75    $    13.41
                            ====================================================================================
Total return (%)*                 2.19            3.48            5.14            .85         6.31         11.25
Net assets at end
  of period (000)           $4,694,936      $4,332,360      $3,894,482     $3,381,571   $3,387,366    $3,231,474
Ratios to average
  net assets:**
  Expenses (%)(b)                  .53(c)          .54             .55            .55          .54           .54
  Net investment
    income (%)                    3.01(c)         3.28            3.31           3.72         3.63          4.11
Portfolio turnover (%)               6              10               4             10           11            13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $4,561,765,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                              SIX-MONTH
                            PERIOD ENDED
                            SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                            --------------------------------------------------------------------------------
                               2016            2016            2015           2014        2013          2012
                            --------------------------------------------------------------------------------
Net asset value at
  beginning of period       $ 13.61         $ 13.58         $ 13.36       $  13.75      $13.41        $12.56
                            --------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income         .19             .41             .42           .47          .47           .51
  Net realized and
    unrealized gain (loss)      .09             .03             .22          (.39)         .34           .85
                            --------------------------------------------------------------------------------
Total from investment
  operations                    .28             .44             .64           .08          .81          1.36
                            --------------------------------------------------------------------------------
Less distributions from:
  Net investment income        (.19)           (.41)           (.42)         (.47)        (.47)         (.51)
  Realized capital gains          -               -               -             -            -          (.00)(a)
                            --------------------------------------------------------------------------------
Total distributions            (.19)           (.41)           (.42)         (.47)        (.47)         (.51)
                            --------------------------------------------------------------------------------
Redemption fees added
  to beneficial interests       .00(a)          .00(a)            -             -            -             -
                            --------------------------------------------------------------------------------
Net asset value at
  end of period             $ 13.70         $ 13.61         $ 13.58       $ 13.36       $13.75        $13.41
                            ================================================================================
Total return (%)*              2.06            3.28            4.81           .64         6.10         11.03
Net assets at end
  of period (000)           $49,115         $42,054         $36,848       $20,166       $7,451        $5,843
Ratios to average
  net assets:**
  Expenses (%)(b)               .80(d)          .80             .79(c)        .75          .75           .75
  Expenses, excluding
    reimbursements (%)(b)       .86(d)          .88             .88           .96         1.14          1.38
  Net investment
   income (%)                  2.74(d)         3.02            3.06          3.51         3.41          3.90
Portfolio turnover (%)            6              10               4            10           11            13

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $45,898,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective August 1, 2014, the Manager voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.80% of the Adviser Shares' average net assets. Prior to this date, the voluntary expense limit was 0.75%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

62  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

                                                           EXPENSE EXAMPLE |  63

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                      EXPENSES PAID
                                           BEGINNING              ENDING              DURING PERIOD*
                                         ACCOUNT VALUE        ACCOUNT VALUE           APRIL 1, 2016 -
                                         APRIL 1, 2016      SEPTEMBER 30, 2016      SEPTEMBER 30, 2016
                                         -------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00             $1,021.90                   $2.69

Hypothetical
  (5% return before expenses)               1,000.00              1,022.41                    2.69

ADVISER SHARES
Actual                                      1,000.00              1,020.60                    4.05

Hypothetical
  (5% return before expenses)               1,000.00              1,021.06                    4.05

*Expenses are equal to the annualized expense ratio of 0.53% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.19% for Fund Shares and 2.06% for Adviser Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

64  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance,

================================================================================

                                                     ADVISORY AGREEMENT(S) |  65

================================================================================

comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also

================================================================================

66  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and above the median of its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account management's discussion of the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  67

================================================================================

expenses. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and equal to its Lipper index for the one-year period ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015, was in the top 10% of its performance universe for the three- and ten-year periods ended December 31, 2015, and was in the top 15% of its performance universe for the five-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager

================================================================================

68  | USAA TAX EXEMPT INTERMEDIATE-TERM FUND

================================================================================

from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  69

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39594-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA TAX EXEMPT LONG-TERM FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA TAX EXEMPT LONG-TERM FUND
         FUND SHARES o ADVISER SHARES
         SEPTEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         34

    Financial Statements                                                      36

    Notes to Financial Statements                                             39

EXPENSE EXAMPLE                                                               52

ADVISORY AGREEMENT(S)                                                         54

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211741-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is 10 years or more.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

    [PHOTO OF JOHN C. BONNELL]                       [PHOTO OF DALE R. HOFFMANN]
    JOHN C. BONNELL, CFA                             DALE R. HOFFMANN
    USAA Asset                                       USAA Asset
    Management Company                               Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The tax-exempt bond market advanced during the reporting period ended September 30, 2016, as demand for municipal securities outweighed the amount of available supply. Although new issuance picked up, it remained low by historical standards. Furthermore, it was dominated by refunding bonds rather than new issues. In a bond refunding, issuers call existing high-interest bonds and replace them with new bonds that have lower coupon rates. Meanwhile, as demand for municipal bonds increased, municipal bond mutual funds also received positive investment inflows every week of the reporting period. Investors continued to prefer municipal securities for their tax-advantaged status as well as their relative stability.

    Municipal bonds also benefited from the performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term U.S. Treasury securities rallied on strong demand, especially from foreign investors who favored U.S. Treasuries because of their relatively higher yields compared to the government bonds of other developed countries. As U.S. Treasury prices rose, their yields (which move in the opposite direction) fell. During the reporting period, the yield on a 30-year U.S. Treasury security dropped from 2.61% as of 3/31/16 to 2.32% as of 9/30/16.

    Municipal credit quality remained strong as state and local governments continued to practice sound fiscal management and generally maintained healthy reserves. State and local revenues rose, though at a more moderate

================================================================================

2  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    pace than in the recent past. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls. Unlike corporate issuers, many state and municipal governments have broad taxing powers and are required by law to balance their budgets.

o HOW DID THE USAA TAX EXEMPT LONG-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended September 30, 2016, the Fund Shares and Adviser Shares had a total return of 2.53% and 2.37%, respectively, versus an average return 2.48% amongst the funds in the Lipper General & Insured Municipal Debt Funds category. This compares to returns of 2.78% for the Lipper General & Insured Municipal Debt Funds Index and 2.30% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 4.09% and 3.79%, respectively, compared to the Lipper category average of 2.87%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for most of its total return . Due to our income orientation, the Fund generally invests in bonds in the BBB and A rated categories.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    During the reporting period, the Fund continued to benefit from our independent research. In our efforts to find attractive opportunities, we continued to work with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Each security is researched, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential risks.

    The Fund continued to maintain a diversified portfolio of more than 400 longer-term, primarily investment-grade municipal bonds, which are continuously monitored by our team of analysts. The Fund is diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT LONG-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USTEX)

--------------------------------------------------------------------------------
                                         9/30/16                      3/31/16
--------------------------------------------------------------------------------
Net Assets                            $2.5 Billion                 $2.4 Billion
Net Asset Value Per Share                $13.80                       $13.73

LAST 12 MONTHS
Tax-Exempt Dividends Per Share           $0.565                       $0.578
Capital Gain Distributions Per Share       -                             -
Dollar-Weighted Average
Portfolio Maturity(+)                  15.4 Years                    15.1 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16 - 9/30/16*          1 YEAR            5 YEARS            10 YEARS
          2.53%                  5.71%             5.37%               4.64%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 9/30/16             EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
               1.83%                                         0.51%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED SEPTEMBER 30, 2016

--------------------------------------------------------------------------------
                 TOTAL RETURN     =     DIVIDEND RETURN     +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS            4.64%         =          4.65%          +        -0.01%
5 YEARS             5.37%         =          4.25%          +         1.12%
1 YEAR              5.71%         =          4.24%          +         1.47%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2007-SEPTEMBER 30, 2016

      [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                            TOTAL             DIVIDEND             CHANGE IN
                           RETURN              RETURN             SHARE PRICE
9/30/2007                   1.88%                4.46%                 -2.58%
9/30/2008                  -5.63%                4.55%                -10.18%
9/30/2009                  14.62%                6.29%                  8.33%
9/30/2010                   6.30%                5.07%                  1.23%
9/30/2011                   3.49%                4.90%                 -1.41%
9/30/2012                  11.04%                4.49%                  6.55%
9/30/2013                  -2.03%                3.79%                 -5.82%
9/30/2014                   9.27%                4.54%                  4.73%
9/30/2015                   3.36%                4.23%                 -0.87%
9/30/2016                   5.71%                4.24%                  1.47%

                                 [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/16, and assuming marginal federal tax
rates of:                            28.00%     36.80%*    38.80%*    43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD          DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years             4.65%                6.46%      7.36%      7.60%      8.22%
5 Years              4.25%                5.90%      6.72%      6.94%      7.51%
1 Year               4.24%                5.89%      6.71%      6.93%      7.49%

To match the Fund Shares' closing 30-day SEC Yield of 1.83%, on 09/30/16

A FULLY TAXABLE INVESTMENT MUST PAY:      2.54%      2.90%      2.99%      3.23%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                        BLOOMBERG          USAA TAX EXEMPT     LIPPER GENERAL & INSURED
                    BARCLAYS MUNICIPAL        LONG-TERM              MUNICIPAL DEBT
                       BOND INDEX            FUND SHARES              FUNDS INDEX
09/30/06               $10,000.00             $10,000.00              $10,000.00
10/31/06                10,062.71              10,071.00               10,064.88
11/30/06                10,146.59              10,179.00               10,149.19
12/31/06                10,110.74              10,124.00               10,112.56
01/31/07                10,084.85              10,101.00               10,092.51
02/28/07                10,217.74              10,233.00               10,213.28
03/31/07                10,192.55              10,199.00               10,187.30
04/30/07                10,222.72              10,228.00               10,218.90
05/31/07                10,177.46              10,178.00               10,175.25
06/30/07                10,124.72              10,114.00               10,118.74
07/31/07                10,203.21              10,151.00               10,167.62
08/31/07                10,159.19               9,994.00               10,070.62
09/30/07                10,309.52              10,187.00               10,214.14
10/31/07                10,355.47              10,227.00               10,243.86
11/30/07                10,421.50              10,232.00               10,261.18
12/31/07                10,450.43              10,186.00               10,252.43
01/31/08                10,582.21              10,308.00               10,374.07
02/29/08                10,097.73               9,695.00                9,844.31
03/31/08                10,386.34               9,996.00               10,106.60
04/30/08                10,507.88              10,169.00               10,241.99
05/31/08                10,571.41              10,267.00               10,320.05
06/30/08                10,452.09              10,145.00               10,181.81
07/31/08                10,491.82              10,086.00               10,171.58
08/31/08                10,614.60              10,185.00               10,266.56
09/30/08                10,116.83               9,613.00                9,722.10
10/31/08                10,013.57               9,177.00                9,426.38
11/30/08                10,045.40               9,083.00                9,317.10
12/31/08                10,191.86               8,909.00                9,283.25
01/31/09                10,564.91               9,381.00                9,721.18
02/28/09                10,620.41               9,459.00                9,817.31
03/31/09                10,622.35               9,463.00                9,783.24
04/30/09                10,834.56               9,753.00               10,063.36
05/31/09                10,949.17              10,069.00               10,294.94
06/30/09                10,846.60               9,982.00               10,189.98
07/31/09                11,028.07              10,154.00               10,350.84
08/31/09                11,216.61              10,405.00               10,614.00
09/30/09                11,619.14              11,018.00               11,154.30
10/31/09                11,375.24              10,773.00               10,865.58
11/30/09                11,469.23              10,784.00               10,898.65
12/31/09                11,507.99              10,877.00               11,000.68
01/31/10                11,567.92              10,943.00               11,054.80
02/28/10                11,680.05              11,039.00               11,159.07
03/31/10                11,652.09              11,033.00               11,167.08
04/30/10                11,793.69              11,176.00               11,313.68
05/31/10                11,882.15              11,244.00               11,373.31
06/30/10                11,889.21              11,238.00               11,359.44
07/31/10                12,037.46              11,381.00               11,494.26
08/31/10                12,313.06              11,678.00               11,787.86
09/30/10                12,293.82              11,712.00               11,797.57
10/31/10                12,259.77              11,677.00               11,772.72
11/30/10                12,014.62              11,324.00               11,447.62
12/31/10                11,781.79              11,027.00               11,183.41
01/31/11                11,695.00              10,856.00               11,043.81
02/28/11                11,881.18              11,055.00               11,221.93
03/31/11                11,841.59              11,012.00               11,180.21
04/30/11                12,053.65              11,223.00               11,367.38
05/31/11                12,259.63              11,496.00               11,610.16
06/30/11                12,302.40              11,588.00               11,689.08
07/31/11                12,427.95              11,744.00               11,812.98
08/31/11                12,640.57              11,881.00               11,971.70
09/30/11                12,771.24              12,124.00               12,151.66
10/31/11                12,723.76              12,092.00               12,113.89
11/30/11                12,798.93              12,155.00               12,163.69
12/31/11                13,042.41              12,405.00               12,408.72
01/31/12                13,344.04              12,803.00               12,798.01
02/29/12                13,357.19              12,848.00               12,836.25
03/31/12                13,270.40              12,808.00               12,776.17
04/30/12                13,423.49              12,956.00               12,941.13
05/31/12                13,534.92              13,104.00               13,077.96
06/30/12                13,520.39              13,120.00               13,072.52
07/31/12                13,734.67              13,325.00               13,322.44
08/31/12                13,750.31              13,382.00               13,358.51
09/30/12                13,833.37              13,459.00               13,449.10
10/31/12                13,872.40              13,541.00               13,513.81
11/30/12                14,100.94              13,792.00               13,793.76
12/31/12                13,926.66              13,620.00               13,588.64
01/31/13                13,984.66              13,729.00               13,679.12
02/28/13                14,027.02              13,773.00               13,721.33
03/31/13                13,966.53              13,717.00               13,646.37
04/30/13                14,119.63              13,879.00               13,809.53
05/31/13                13,947.15              13,738.00               13,636.07
06/30/13                13,552.23              13,223.00               13,131.31
07/31/13                13,433.74              13,071.00               12,957.75
08/31/13                13,242.02              12,841.00               12,724.80
09/30/13                13,527.03              13,185.00               13,029.10
10/31/13                13,633.90              13,283.00               13,131.11
11/30/13                13,605.80              13,252.00               13,097.87
12/31/13                13,571.05              13,240.00               13,066.31
01/31/14                13,835.44              13,616.00               13,370.69
02/28/14                13,997.67              13,776.00               13,550.83
03/31/14                14,021.21              13,831.00               13,601.92
04/30/14                14,189.67              14,026.00               13,786.65
05/31/14                14,372.39              14,191.00               14,004.13
06/30/14                14,384.85              14,220.00               14,001.66
07/31/14                14,410.18              14,250.00               14,027.86
08/31/14                14,584.73              14,353.00               14,210.09
09/30/14                14,599.54              14,408.00               14,270.01
10/31/14                14,699.62              14,516.00               14,366.46
11/30/14                14,725.09              14,531.00               14,388.27
12/31/14                14,799.29              14,635.00               14,493.26
01/31/15                15,061.60              14,887.00               14,755.44
02/28/15                14,906.29              14,744.00               14,605.30
03/31/15                14,949.34              14,771.00               14,656.00
04/30/15                14,870.85              14,704.00               14,576.78
05/31/15                14,829.74              14,680.00               14,532.76
06/30/15                14,816.31              14,667.00               14,500.87
07/31/15                14,923.59              14,789.00               14,594.87
08/31/15                14,952.94              14,816.00               14,627.68
09/30/15                15,061.18              14,891.00               14,723.89
10/31/15                15,121.12              14,940.00               14,796.42
11/30/15                15,181.20              15,012.00               14,871.58
12/31/15                15,287.92              15,124.00               14,989.29
01/31/16                15,470.36              15,248.00               15,126.95
02/29/16                15,494.59              15,267.00               15,135.72
03/31/16                15,543.73              15,353.00               15,220.88
04/30/16                15,658.07              15,464.00               15,335.84
05/31/16                15,700.42              15,538.00               15,407.49
06/30/16                15,950.14              15,759.00               15,663.77
07/31/16                15,959.83              15,754.00               15,666.03
08/31/16                15,981.42              15,793.00               15,709.06
09/30/16                15,901.69              15,746.00               15,644.37

                                 [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper General & Insured Municipal Debt Funds Index measures the Fund's performance to that of the Lipper General & Insured Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                USAA TAX                         LIPPER GENERAL
                             EXEMPT LONG-TERM                  & INSURED MUNICIPAL
                               FUND SHARES                       DEBT FUNDS AVERAGE
09/30/07                           4.60%                              3.85%
09/30/08                           5.35                               4.29
09/30/09                           5.06                               4.01
09/30/10                           4.76                               3.84
09/30/11                           4.66                               3.91
09/30/12                           4.01                               3.37
09/30/13                           4.12                               3.26
09/30/14                           4.17                               3.22
09/30/15                           4.22                               3.14
09/30/16                           4.09                               2.87

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/07 to 9/30/16.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT LONG-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTELX)

--------------------------------------------------------------------------------
                                        9/30/16                      3/31/16
--------------------------------------------------------------------------------
Net Assets                           $12.8 Million               $11.2 Million
Net Asset Value Per Share               $13.78                        $13.71

LAST 12 MONTHS
Tax-Exempt Dividends Per Share          $0.522                        $0.538
Capital Gain Distributions Per Share      -                              -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16 - 9/30/16*     1 YEAR       5 YEARS        SINCE INCEPTION 8/01/10
          2.37%            5.39%         5.02%                   5.06%

--------------------------------------------------------------------------------
                          30-DAY SEC YIELD** AS OF 9/30/16
--------------------------------------------------------------------------------
     UNSUBSIDIZED          1.30%               SUBSIDIZED                1.49%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 3/31/16***
--------------------------------------------------------------------------------
    BEFORE REIMBURSEMENT       0.90%            AFTER REIMBURSEMENT      0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.49% on 09/30/16 and assuming marginal
federal tax rates of:                    28.00%    36.80%*    38.80%*    43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:      2.07%     2.36%      2.43%      2.63%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      LIPPER GENERAL            USAA TAX               BLOOMBERG
                   & INSURED MUNICIPAL       EXEMPT LONG-TERM           BARCLAYS
                       DEBT FUNDS              FUND ADVISER          MUNICIPAL BOND
                         INDEX                   SHARES                  INDEX
07/31/10               $10,000.00              $10,000.00             $10,000.00
08/31/10                10,255.42               10,257.04              10,228.95
09/30/10                10,263.87               10,277.14              10,212.97
10/31/10                10,242.26               10,250.63              10,184.68
11/30/10                 9,959.42                9,937.52               9,981.03
12/31/10                 9,729.56                9,674.00               9,787.61
01/31/11                 9,608.10                9,520.42               9,715.50
02/28/11                 9,763.07                9,692.41               9,870.17
03/31/11                 9,726.78                9,651.06               9,837.28
04/30/11                 9,889.61                9,825.30              10,013.45
05/31/11                10,100.83               10,068.87              10,184.57
06/30/11                10,169.49               10,146.23              10,220.10
07/31/11                10,277.29               10,279.94              10,324.40
08/31/11                10,415.37               10,397.24              10,501.03
09/30/11                10,571.94               10,606.89              10,609.58
10/31/11                10,539.08               10,575.95              10,570.14
11/30/11                10,582.40               10,628.49              10,632.58
12/31/11                10,795.57               10,844.06              10,834.86
01/31/12                11,134.26               11,181.59              11,085.43
02/29/12                11,167.53               11,226.23              11,096.35
03/31/12                11,115.26               11,189.08              11,024.25
04/30/12                11,258.77               11,314.94              11,151.44
05/31/12                11,377.81               11,441.29              11,244.01
06/30/12                11,373.09               11,443.58              11,231.93
07/31/12                11,590.52               11,628.25              11,409.94
08/31/12                11,621.90               11,674.32              11,422.94
09/30/12                11,700.70               11,739.01              11,491.93
10/31/12                11,757.01               11,798.62              11,524.36
11/30/12                12,000.56               12,022.84              11,714.22
12/31/12                11,822.11               11,868.10              11,569.44
01/31/13                11,900.82               11,952.59              11,617.62
02/28/13                11,937.54               11,996.17              11,652.81
03/31/13                11,872.33               11,944.95              11,602.56
04/30/13                12,014.28               12,082.77              11,729.74
05/31/13                11,863.37               11,953.94              11,586.46
06/30/13                11,424.23               11,496.85              11,258.38
07/31/13                11,273.23               11,361.16              11,159.95
08/31/13                11,070.57               11,155.44              11,000.68
09/30/13                11,335.31               11,454.79              11,237.45
10/31/13                11,424.06               11,536.87              11,326.23
11/30/13                11,395.14               11,506.92              11,302.88
12/31/13                11,367.68               11,493.04              11,274.02
01/31/14                11,632.49               11,813.88              11,493.66
02/28/14                11,789.21               11,950.53              11,628.43
03/31/14                11,833.67               11,998.07              11,647.98
04/30/14                11,994.38               12,155.13              11,787.93
05/31/14                12,183.59               12,303.46              11,939.72
06/30/14                12,181.44               12,317.71              11,950.07
07/31/14                12,204.23               12,349.97              11,971.12
08/31/14                12,362.77               12,426.09              12,116.12
09/30/14                12,414.90               12,472.82              12,128.43
10/31/14                12,498.81               12,560.55              12,211.57
11/30/14                12,517.79               12,583.06              12,232.73
12/31/14                12,609.13               12,669.17              12,294.37
01/31/15                12,837.23               12,874.70              12,512.28
02/28/15                12,706.60               12,748.80              12,383.26
03/31/15                12,750.71               12,770.41              12,419.02
04/30/15                12,681.79               12,709.42              12,353.82
05/31/15                12,643.50               12,686.06              12,319.66
06/30/15                12,615.75               12,672.22              12,308.51
07/31/15                12,697.53               12,780.35              12,397.63
08/31/15                12,726.07               12,794.80              12,422.01
09/30/15                12,809.77               12,856.90              12,511.93
10/31/15                12,872.88               12,903.77              12,561.73
11/30/15                12,938.26               12,955.00              12,611.63
12/31/15                13,040.67               13,044.37              12,700.29
01/31/16                13,160.43               13,153.07              12,851.86
02/29/16                13,168.07               13,166.11              12,871.98
03/31/16                13,242.15               13,236.40              12,912.80
04/30/16                13,342.17               13,338.00              13,007.79
05/31/16                13,404.50               13,388.00              13,042.97
06/30/16                13,627.47               13,576.00              13,250.42
07/31/16                13,629.44               13,577.00              13,258.47
08/31/16                13,666.87               13,597.00              13,276.41
09/30/16                13,610.59               13,553.00              13,210.17

                                   [END CHART]

                      Data from 7/31/10 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Long-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Lipper General & Insured Municipal Debt Funds Index and the Bloomberg Barclays Municipal Bond Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                                           LIPPER
                             USAA TAX                GENERAL & INSURED
                      EXEMPT LONG-TERM FUND        MUNICIPAL DEBT FUNDS
                          ADVISER SHARES                   AVERAGE
09/30/11                       4.31%                        3.91%
09/30/12                       3.71                         3.37
09/30/13                       3.78                         3.26
09/30/14                       3.89                         3.22
09/30/15                       3.95                         3.14
09/30/16                       3.79                         2.87

                                 [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/11 to 9/30/16.

The Lipper General & Insured Municipal Debt Funds Average is an average performance level of all general municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                       o TOP 10 INDUSTRIES - 9/30/16 o
                             (% of Net Assets)

Hospital ................................................................  19.3%
Education ...............................................................  11.9%
General Obligation ......................................................   9.9%
Special Assessment/Tax/Fee ..............................................   8.9%
Escrowed Bonds ..........................................................   8.3%
Toll Roads ..............................................................   6.0%
Airport/Port ............................................................   5.5%
Electric Utilities ......................................................   5.4%
Nursing/CCRC ............................................................   4.5%
Electric/Gas Utilities ..................................................   3.8%

You will find a complete list of securities that the Fund owns on pages 16-33.

================================================================================

14  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 9/30/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         3.5%
AA                                                                         36.8%
A                                                                          31.4%
BBB                                                                        19.4%
UNRATED                                                                     4.7%
BELOW INVESTMENT-GRADE                                                      4.2%

                               [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-33.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CCD    Community College District
    EDA    Economic Development Authority
    EDC    Economic Development Corp.
    ETM    Escrowed to final maturity
    IDA    Industrial Development Authority/Agency
    IDB    Industrial Development Board

================================================================================

16  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    IDC    Industrial Development Corp.
    ISD    Independent School District
    MTA    Metropolitan Transportation Authority
    PRE    Pre-refunded to a date prior to maturity
    USD    Unified School District

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS) Principal and interest payments are insured by one of the following: AMBAC Assurance Corp, Assured Guaranty Corp., Assured Guaranty Municipal Corp, Build America Mutual Assurance Co., CIFG Assurance, N.A., Federal Guaranty Insurance Corp., National Public Finance Guarantee Corp., Radian Asset Assurance, Inc., or XL Capital Assurance. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citigroup, Inc., Deutsche Bank A.G., or JPMorgan Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from the Texas Permanent School Fund.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              FIXED-RATE INSTRUMENTS (93.3%)

              ALABAMA (1.3%)
$     4,245   Chatom IDB (INS)                                                   5.00%     8/01/2037    $    4,769
     11,500   Lower Alabama Gas District                                         5.00      9/01/2046        15,225
      1,750   Montgomery Medical Clinic Board                                    5.00      3/01/2036         2,013
      7,000   Port Auth.                                                         6.00     10/01/2035         8,246
      2,000   Selma IDB                                                          5.80      5/01/2034         2,301
                                                                                                        ----------
                                                                                                            32,554
                                                                                                        ----------
              ARIZONA (2.3%)
      5,000   Apache County IDA                                                  4.50      3/01/2030         5,604
      5,000   Goodyear                                                           5.63      7/01/2039         5,791
      6,000   Health Facilities Auth.                                            5.00      2/01/2042         6,708
      7,000   Maricopa County                                                    5.00      6/01/2035         7,830
      1,600   Maricopa County IDA                                                5.00      7/01/2047         1,766
      1,000   Phoenix Civic Improvement Corp. (INS)                              5.50      7/01/2029         1,318
      1,500   Phoenix Civic Improvement Corp. (INS)                              5.50      7/01/2030         1,990
      1,200   Phoenix IDA                                                        5.00      7/01/2041         1,357
      6,000   Phoenix IDA(a)                                                     5.00      7/01/2044         6,695
      3,000   Pima County IDA                                                    4.00      9/01/2029         3,308
      2,685   Pima County IDA                                                    4.50      6/01/2030         3,023
      3,000   Pima County IDA                                                    5.25     10/01/2040         3,364
      2,000   Yavapai County IDA                                                 5.63      8/01/2033         2,108
      7,500   Yavapai County IDA                                                 5.63      8/01/2037         7,892
                                                                                                        ----------
                                                                                                            58,754
                                                                                                        ----------
              ARKANSAS (0.1%)
      1,000   Dev. Finance Auth. (INS)                                           4.97(b)   7/01/2028           765
      1,165   Dev. Finance Auth. (INS)                                           4.98(b)   7/01/2029           862
      1,150   Dev. Finance Auth. (INS)                                           4.99(b)   7/01/2030           823
      2,500   Dev. Finance Auth. (INS)                                           5.03(b)   7/01/2036         1,278
                                                                                                        ----------
                                                                                                             3,728
                                                                                                        ----------
              CALIFORNIA (9.7%)
      1,000   Cerritos CCD                                                       5.63(b)   8/01/2031           651
      2,500   Cerritos CCD                                                       5.67(b)   8/01/2032         1,571
      2,175   Cerritos CCD                                                       5.71(b)   8/01/2033         1,321
      1,000   Cerritos CCD                                                       5.76(b)   8/01/2034           586
      1,500   Cerritos CCD                                                       5.82(b)   8/01/2035           832
      2,200   Cerritos CCD                                                       5.88(b)   8/01/2036         1,175
      8,500   Coachella Valley USD (INS)                                         5.95(b)   8/01/2041         3,508

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18  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     6,700   Corona-Norco USD (INS)                                             5.50%     8/01/2039    $    7,549
      3,000   El Camino CCD                                                      5.08(b)   8/01/2034         1,781
      3,000   El Camino CCD                                                      5.24(b)   8/01/2038         1,537
     10,000   El Monte Union High School District (INS)                          5.75(b)   6/01/2042         4,068
      2,500   Escondido Union High School District (INS)                         5.00      6/01/2037         2,800
      2,410   Golden State Tobacco Securitization (INS)                          4.55      6/01/2022         2,544
      5,000   Golden State Tobacco Securitization (INS)                          4.60      6/01/2023         5,283
      2,000   Golden State Tobacco Securitization                                5.00      6/01/2030         2,402
      5,000   Indio Redevelopment Agency                                         5.25      8/15/2035         5,360
     17,025   Inland Empire Tobacco Securitization Auth.                         5.75      6/01/2026        18,181
      2,000   Jurupa Public Finance Auth. (INS)                                  5.00      9/01/2033         2,254
      1,200   Los Alamitos USD, 5.95%, 8/01/2024                                 5.95(c)   8/01/2034         1,096
      4,500   Los Alamitos USD, 6.05%, 8/01/2024                                 6.05(c)   8/01/2042         4,027
      3,000   Monterey Peninsula USD (INS)                                       5.50      8/01/2034         3,591
     15,000   Palomar Pomerado Health (INS)                                      5.13      8/01/2037        15,463
      1,860   Paramount USD                                                      6.82(b)   8/01/2034         1,032
      2,000   Paramount USD                                                      6.86(b)   8/01/2035         1,070
      2,750   Paramount USD                                                      6.88(b)   8/01/2036         1,416
      2,750   Paramount USD                                                      6.90(b)   8/01/2037         1,366
      6,000   Pollution Control Financing Auth.                                  5.00     11/21/2045         6,170
      2,500   Public Works Board                                                 5.00     12/01/2029         2,951
      2,000   Public Works Board (PRE)(d)                                        5.00     10/01/2030         2,391
      2,950   Public Works Board                                                 5.00      6/01/2031         3,549
      1,110   Public Works Board (PRE)(d)                                        5.00     10/01/2031         1,327
      2,000   Public Works Board                                                 5.00     12/01/2031         2,355
      3,500   Public Works Board                                                 5.00     10/01/2039         4,193
      2,560   Sacramento City Schools Joint Powers
                Financing Auth. (INS)                                            5.00      3/01/2036         2,989
      2,000   Sacramento City Schools Joint Powers
                Financing Auth. (INS)                                            5.00      3/01/2040         2,328
      2,500   San Diego Public Facilities Financing Auth.                        5.00     10/15/2044         3,016
      3,000   San Marcos Schools Financing Auth. (INS)                           5.00      8/15/2040         3,384
     13,605   San Ysidro School District (INS)                                   5.58(b)   8/01/2036         7,087
     14,285   San Ysidro School District (INS)                                   5.64(b)   8/01/2037         7,186
     15,000   Santa Ana USD (INS)                                                5.45(b)   4/01/2029        10,401
      5,000   Southern California Public Power Auth.                             5.00      7/01/2040         5,647
     24,700   State                                                              4.50      8/01/2030        24,985
      5,000   State                                                              5.75      4/01/2031         5,583
      3,695   State (PRE)                                                        5.00     11/01/2032         3,866
      2,305   State                                                              5.00     11/01/2032         2,405
      5,000   State (PRE)                                                        5.00     12/01/2032         5,250
      8,000   State                                                              5.25      4/01/2035         9,598
      6,750   State                                                              5.00      2/01/2038         7,993

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     8,000   State                                                              4.00%     9/01/2046    $    8,907
      8,885   Stockton USD (INS)                                                 7.33(b)   8/01/2034         4,800
      2,500   Victor Elementary School District (INS) (PRE)                      5.13      8/01/2034         2,800
      5,180   Washington Township Health Care Dist.                              5.25      7/01/2030         5,763
      5,000   Washington Township Health Care Dist.                              5.50      7/01/2038         5,558
                                                                                                        ----------
                                                                                                           244,946
                                                                                                        ----------
              COLORADO (2.2%)
      3,500   Denver Convention Center Hotel Auth. (INS)                         4.75     12/01/2035         3,506
     15,765   Denver Health and Hospital Auth.                                   4.75     12/01/2034        15,837
      2,000   E-470 Public Highway Auth.                                         5.38      9/01/2026         2,254
     10,000   E-470 Public Highway Auth. (INS)                                   5.06(b)   9/01/2035         4,488
      2,500   Educational and Cultural Facilities Auth.                          5.25      4/01/2043         2,909
      1,310   Health Facilities Auth.                                            5.00      6/01/2029         1,314
        865   Health Facilities Auth.                                            5.25      6/01/2031           867
      2,000   Health Facilities Auth.                                            5.00      6/01/2035         2,005
        720   Health Facilities Auth.                                            5.25      6/01/2036           722
      5,000   Health Facilities Auth.                                            5.00     12/01/2042         5,505
      6,000   Health Facilities Auth.                                            5.00      6/01/2045         6,780
      1,000   Park Creek Metropolitan District                                   5.00     12/01/2045         1,154
      5,000   Regional Transportation District                                   5.00      6/01/2044         5,743
      2,000   Vista Ridge Metropolitan District (INS)                            5.00     12/01/2036         2,004
                                                                                                        ----------
                                                                                                            55,088
                                                                                                        ----------
              CONNECTICUT (0.3%)
      2,500   Health and Educational Facilities Auth. (INS)                      5.13      7/01/2030         2,505
      2,000   Health and Educational Facilities Auth.                            5.00      7/01/2035         2,242
     51,295   Mashantucket (Western) Pequot Tribe(e),(f)                         6.05      7/01/2031         2,001
                                                                                                        ----------
                                                                                                             6,748
                                                                                                        ----------
              DELAWARE (0.2%)
      4,000   EDA                                                                5.40      2/01/2031         4,480
                                                                                                        ----------
              DISTRICT OF COLUMBIA (2.1%)
      1,305   District of Columbia                                               5.00      7/01/2036         1,444
      1,500   District of Columbia                                               5.00      7/01/2042         1,670
      1,700   District of Columbia                                               6.00      7/01/2043         2,053
      1,450   District of Columbia                                               6.00      7/01/2048         1,747
      7,500   Metropolitan Washington Airports Auth.                             5.13     10/01/2034         8,108
      5,000   Metropolitan Washington Airports Auth.                             5.00     10/01/2039         5,677
     10,000   Metropolitan Washington Airports Auth.                             5.63     10/01/2039        10,865
     10,000   Metropolitan Washington Airports Auth.                             5.00     10/01/2053        11,309
     10,000   Washington Convention & Sports Auth.                               5.00     10/01/2040        11,254
                                                                                                        ----------
                                                                                                            54,127
                                                                                                        ----------

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20  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              FLORIDA (9.4%)
$     7,000   Atlantic Beach Health Care Facilities Auth.                        5.63%    11/15/2043    $    8,124
      2,000   Brevard County Health Facilities Auth. (PRE)                       7.00      4/01/2039         2,302
     20,000   Brevard County School Board (INS) (PRE)                            5.00      7/01/2032        20,636
      1,500   Broward County (PRE)                                               5.25     10/01/2034         1,630
        350   Broward County School Board (INS) (PRE)                            5.25      7/01/2027           391
     10,000   Broward County School Board (INS) (PRE)                            5.00      7/01/2032        10,321
      2,000   Clearwater                                                         5.25     12/01/2039         2,232
      5,675   Department of Children and Family Services                         5.00     10/01/2025         5,695
      1,500   Escambia County                                                    6.25     11/01/2033         1,725
      1,000   Escambia County Housing Finance Auth. (INS)                        5.75      6/01/2031         1,110
      3,950   Gainesville                                                        5.25     10/01/2034         4,540
      3,000   Halifax Hospital Medical Center                                    5.00      6/01/2046         3,481
      1,000   Hialeah Gardens Health Care Facilities Auth.
                (LOC - SunTrust Bank) (PRE)                                      5.00      8/15/2037         1,036
        600   Higher Educational Facility Auth.                                  5.00      4/01/2032           679
      1,500   Higher Educational Facility Auth.                                  5.25      4/01/2042         1,701
      2,270   Jacksonville                                                       5.00     10/01/2029         2,649
        500   Lakeland Educational Facility                                      5.00      9/01/2037           565
      1,000   Lakeland Educational Facility                                      5.00      9/01/2042         1,128
      4,000   Lee County IDA                                                     5.75     10/01/2042         4,377
      5,000   Lee County IDA                                                     5.50     10/01/2047         5,429
      1,500   Miami (INS)                                                        5.00     10/01/2034         1,648
     13,125   Miami (INS)                                                        5.25      7/01/2035        14,604
      4,000   Miami (INS)                                                        5.25      7/01/2039         4,451
      2,000   Miami Beach                                                        5.00      9/01/2040         2,246
        525   Miami-Dade County (PRE)                                            5.00     10/01/2029           607
      6,350   Miami-Dade County                                                  5.00     10/01/2029         7,253
      3,950   Miami-Dade County                                                  5.00     10/01/2034         4,493
     23,205   Miami-Dade County                                                  5.38     10/01/2035        26,508
      5,000   Miami-Dade County                                                  5.00      7/01/2039         5,868
      5,000   Miami-Dade County                                                  5.00      7/01/2040         5,637
      1,750   Miami-Dade County                                                  5.00     10/01/2043         1,999
      5,000   Miami-Dade County School Board (INS) (PRE)                         5.25      2/01/2027         5,502
      5,000   Miami-Dade County School Board (INS) (PRE)                         5.00      5/01/2033         5,327
      2,500   Municipal Loan Council (INS)                                       5.25     10/01/2033         2,923
      5,000   Orange County (INS)                                                5.00     10/01/2031         5,001
      3,000   Orange County Health Facilities Auth. (PRE)                        5.25     10/01/2035         3,258
      1,500   Orange County Health Facilities Auth.                              4.00     10/01/2045         1,603
      5,000   Orange County School Board (INS) (PRE)                             5.00      8/01/2032         5,174
     10,000   Orange County School Board (INS) (PRE)                             5.50      8/01/2034        11,283
      6,000   Orlando-Orange County Expressway Auth.                             5.00      7/01/2035         6,727
      2,000   Orlando-Orange County Expressway Auth.                             5.00      7/01/2035         2,242

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                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$       155   Palm Beach County Solid Waste Auth. (PRE)                          5.00%    10/01/2031    $      184
      9,845   Palm Beach County Solid Waste Auth.                                5.00     10/01/2031        11,521
      1,000   Pinellas County Educational Facilities Auth.                       5.00     10/01/2027         1,129
      1,000   Pinellas County Educational Facilities Auth.                       5.25     10/01/2030         1,130
      3,650   Pinellas County Educational Facilities Auth.(d)                    6.00     10/01/2041         4,247
      1,000   Sarasota County Public Hospital District                           5.63      7/01/2039         1,103
      3,000   St. Petersburg Health Facilities Auth. (PRE)                       6.50     11/15/2039         3,509
      2,200   Tampa Housing Auth.                                                4.85      7/01/2036         2,204
      3,050   Tampa-Hillsborough County Expressway Auth.                         5.00      7/01/2042         3,502
      2,350   Volusia County Educational Facilities Auth. (INS)(d)               5.00     10/15/2029         2,706
      2,000   Volusia County Educational Facilities Auth.                        5.00     10/15/2045         2,298
                                                                                                        ----------
                                                                                                           237,638
                                                                                                        ----------
              GEORGIA (1.5%)
      3,500   Atlanta Airport                                                    5.00      1/01/2035         3,892
     10,000   Burke County Dev. Auth.                                            7.00      1/01/2023        10,702
      4,000   Dahlonega Downtown Dev. Auth. (INS)                                5.00      7/01/2040         4,485
      3,600   Glynn-Brunswick Memorial Hospital Auth. (PRE)                      5.63      8/01/2034         3,910
        400   Glynn-Brunswick Memorial Hospital Auth.                            5.63      8/01/2034           430
      1,600   Private Colleges & Universities Auth.                              5.00     10/01/2032         1,808
     10,000   Savannah EDA                                                       6.15      3/01/2017        10,182
      1,000   Thomasville Hospital Auth.                                         5.25     11/01/2035         1,140
      1,250   Thomasville Hospital Auth.                                         5.38     11/01/2040         1,429
                                                                                                        ----------
                                                                                                            37,978
                                                                                                        ----------
              HAWAII (0.3%)
      6,000   Department of Budget and Finance                                   6.50      7/01/2039         6,762
                                                                                                        ----------
              IDAHO (0.1%)
      1,500   Health Facilities Auth. (INS)                                      5.00      7/01/2035         1,673
                                                                                                        ----------
              ILLINOIS (12.6%)
        520   Chicago (INS)                                                      5.25      1/01/2029           522
      4,020   Chicago                                                            6.75     12/01/2032         4,036
      3,000   Chicago                                                            5.00      1/01/2039         3,410
      4,000   Chicago                                                            5.00      1/01/2044         4,474
      3,000   Chicago                                                            5.00     11/01/2044         3,398
      6,000   Chicago-Midway Airport                                             5.00      1/01/2046         7,064
      5,000   Chicago-O'Hare International Airport                               5.75      1/01/2039         5,818
      5,000   Chicago-O'Hare International Airport                               5.75      1/01/2043         5,906
      2,000   Finance Auth.                                                      5.00      4/01/2026         2,001
      5,000   Finance Auth.                                                      5.50      8/15/2028         5,386
      2,500   Finance Auth. (INS) (PRE)                                          5.75     11/01/2028         2,752
     14,000   Finance Auth.                                                      3.90      3/01/2030        15,225
      5,000   Finance Auth. (PRE)                                                7.25     11/01/2030         5,659
      4,500   Finance Auth.                                                      5.00      4/01/2031         4,501

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22  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     7,065   Finance Auth.                                                      5.50%     4/01/2032    $    7,132
      8,000   Finance Auth. (PRE)                                                6.00     10/01/2032         9,753
     13,275   Finance Auth.                                                      4.50     11/15/2032        13,338
      6,000   Finance Auth.                                                      4.00      2/01/2033         6,473
      5,000   Finance Auth. (PRE)                                                5.75     10/01/2035         5,482
      7,000   Finance Auth.                                                      5.00      4/01/2036         7,000
      2,000   Finance Auth.                                                      4.00      3/01/2038         2,149
      5,000   Finance Auth.                                                      4.00      7/01/2038         5,335
     20,000   Finance Auth.                                                      5.38      8/15/2039        21,339
      1,205   Finance Auth.                                                      5.25     10/01/2039         1,283
     12,395   Finance Auth.                                                      4.00     10/01/2040        13,359
     11,000   Finance Auth.                                                      4.00      2/15/2041        10,991
      5,000   Finance Auth.                                                      6.00      7/01/2043         6,065
      2,000   Finance Auth.                                                      5.00      8/15/2044         2,280
      4,500   Finance Auth.                                                      4.00     12/01/2046         4,715
      2,500   Housing Dev. Auth.                                                 4.85      1/01/2037         2,508
        935   Metropolitan Pier and Expositon Auth. (INS) (PRE)                  5.50      6/15/2020           975
      4,065   Metropolitan Pier and Expositon Auth. (INS)                        5.50      6/15/2020         4,231
        770   Metropolitan Pier and Expositon Auth. (INS) (PRE)                  5.55      6/15/2021           804
      1,730   Metropolitan Pier and Expositon Auth. (INS)                        5.55      6/15/2021         1,801
      9,000   Municipal Power Agency                                             4.00     12/01/2041         9,677
     10,000   Railsplitter Tobacco Settlement Auth.                              5.50      6/01/2023        11,713
     23,980   Regional Transportation Auth. (INS)                                5.75      6/01/2020        27,943
     37,550   Regional Transportation Auth. (INS)                                6.50      7/01/2030        52,706
      3,000   Springfield (INS)                                                  5.00      3/01/2040         3,494
      2,000   Springfield Metro Sanitary District                                5.75      1/01/2053         2,418
      8,000   State (INS)                                                        5.00      4/01/2029         8,968
      1,000   Univ. of Illinois(d)                                               5.13      4/01/2036         1,122
      1,467   Village of Montgomery Kane and
                Kendall Counties (INS)                                           4.70      3/01/2030         1,469
      1,487   Village of Round Lake (INS)                                        4.70      3/01/2033         1,509
                                                                                                        ----------
                                                                                                           318,184
                                                                                                        ----------
              INDIANA (1.9%)
      5,540   Evansville Redevelopment Auth. (INS)                               4.00      2/01/2038         6,024
      3,605   Evansville Redevelopment Auth. (INS)                               4.00      2/01/2039         3,910
      3,440   Finance Auth.                                                      5.00     10/01/2033         3,540
      5,000   Finance Auth.                                                      5.00      6/01/2039         5,388
      1,495   Finance Auth.                                                      5.00      2/01/2040         1,679
      4,000   Finance Auth.                                                      5.00     10/01/2044         4,549
      6,000   Indianapolis (INS)                                                 5.50      1/01/2038         6,631
      7,000   Richmond Hospital Auth.                                            5.00      1/01/2039         8,086
      7,500   Rockport (INS)                                                     4.63      6/01/2025         7,651
                                                                                                        ----------
                                                                                                            47,458
                                                                                                        ----------

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                                                  PORTFOLIO OF INVESTMENTS |  23

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
------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              IOWA (0.4%)
$     5,000   Finance Auth. (INS)                                                4.75%    12/01/2031    $    5,028
      5,000   Finance Auth. (INS)                                                5.00     12/01/2039         5,028
                                                                                                        ----------
                                                                                                            10,056
                                                                                                        ----------
              KANSAS (0.2%)
      2,500   Coffeyville (INS)(a)                                               5.00      6/01/2042         2,742
         45   Wyandotte County                                                   6.07(b)   6/01/2021            34
      2,000   Wyandotte County/Kansas City                                       5.00      9/01/2045         2,349
                                                                                                        ----------
                                                                                                             5,125
                                                                                                        ----------
              KENTUCKY (0.6%)
      1,000   Ashland Medical Center                                             5.00      2/01/2040         1,132
      1,000   Economic Dev. Finance Auth. (INS)                                  6.00     12/01/2033         1,067
      4,000   Economic Dev. Finance Auth. (INS)                                  6.00     12/01/2038         4,261
      1,100   Municipal Power Agency (INS) (PRE)                                 5.00      9/01/2037         1,142
      3,900   Municipal Power Agency (INS) (PRE)                                 5.00      9/01/2037         4,049
      2,000   Owen County                                                        6.25      6/01/2039         2,221
                                                                                                        ----------
                                                                                                            13,872
                                                                                                        ----------
              LOUISIANA (2.7%)
      2,500   Lafayette Public Trust Financing Auth. (INS)                       5.50     10/01/2035         2,850
      3,750   Local Government Environmental Facilities and
                Community Dev. Auth.                                             6.50      8/01/2029         4,416
      8,210   Local Government Environmental Facilities and
              Community Dev. Auth. (INS)                                         4.00     10/01/2046         8,732
     25,000   Parish of St. John the Baptist                                     5.13      6/01/2037        25,426
      1,250   Public Facilities Auth.                                            4.00      5/15/2041         1,342
      6,000   Public Facilities Auth.                                            5.00     11/01/2045         6,879
      5,000   Public Facilities Auth. (INS)                                      5.25      6/01/2051         5,816
      9,000   Public Facilities Auth.                                            4.00      1/01/2056         9,292
      1,000   Shreveport                                                         5.00     12/01/2040         1,174
      1,500   Tobacco Settlement Financing Corp.                                 5.25      5/15/2035         1,712
                                                                                                        ----------
                                                                                                            67,639
                                                                                                        ----------
              MAINE (0.4%)
      9,000   Health and Higher Educational Facilities Auth.                     4.00      7/01/2046         9,290
                                                                                                        ----------
              MARYLAND (0.6%)
      2,500   EDC                                                                6.20      9/01/2022         2,803
      5,000   Health and Higher Educational Facilities Auth. (PRE)               5.75      1/01/2033         5,308
      6,000   Health and Higher Educational Facilities Auth. (PRE)               5.75      1/01/2038         6,370
                                                                                                        ----------
                                                                                                            14,481
                                                                                                        ----------
              MASSACHUSETTS (1.4%)
      1,000   Dev. Finance Agency                                                4.00      7/01/2038         1,051
      1,000   Dev. Finance Agency                                                5.00      4/15/2040         1,134

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24  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     3,000   Dev. Finance Agency                                                5.00%     7/01/2044    $    3,460
      4,000   Dev. Finance Agency                                                5.50      7/01/2044         4,532
      1,000   Dev. Finance Agency                                                5.00      7/01/2046         1,170
      3,370   Dev. Finance Agency                                                4.00     10/01/2046         3,508
     10,000   Health and Educational Facilities Auth.                            6.25      7/01/2030        11,278
      3,500   Health and Educational Facilities Auth.                            5.00      7/15/2032         3,589
        500   Health and Educational Facilities Auth.                            5.00      7/15/2037           512
      5,000   School Building Auth. (INS) (PRE)                                  4.75      8/15/2032         5,174
                                                                                                        ----------
                                                                                                            35,408
                                                                                                        ----------
              MICHIGAN (1.9%)
     25,220   Building Auth. (INS) (PRE)                                         5.01(b)  10/15/2030        12,611
     34,175   Building Auth. (INS)                                               5.01(b)  10/15/2030        17,088
      2,000   Genesee County Water Supply System (INS)                           4.00      2/01/2041         2,140
      2,900   Genesee County Water Supply System (INS)                           5.00      2/01/2046         3,395
      4,500   Lansing Board of Water & Light                                     5.00      7/01/2037         5,175
      4,000   Livonia Public Schools School District (INS)                       5.00      5/01/2045         4,702
      3,000   Strategic Fund                                                     5.63      7/01/2020         3,452
                                                                                                        ----------
                                                                                                            48,563
                                                                                                        ----------
              MINNESOTA (0.4%)
      4,000   Chippewa County                                                    5.50      3/01/2037         4,041
      2,500   Higher Educational Facilities Auth.                                5.00     10/01/2039         2,763
      3,000   St. Louis Park (PRE)                                               5.75      7/01/2030         3,256
                                                                                                        ----------
                                                                                                            10,060
                                                                                                        ----------
              MISSISSIPPI (0.2%)
      1,000   Hospital Equipment and Facilities Auth.                            5.25     12/01/2026         1,005
      3,000   Warren County                                                      5.38     12/01/2035         3,456
                                                                                                        ----------
                                                                                                             4,461
                                                                                                        ----------
              MISSOURI (2.7%)
      2,745   Cape Girardeau County Health Care Facilities IDA                   6.00      3/01/2033         3,006
     20,000   Cape Girardeau County IDA                                          5.00      6/01/2036        20,000
      1,000   Cape Girardeau County IDA                                          5.75      6/01/2039         1,107
      8,000   Cass County                                                        5.63      5/01/2038         8,020
     17,775   Dev. Finance Board                                                 4.00      6/01/2046        18,572
      6,000   Health and Educational Facilities Auth. (PRE)                      5.50     11/15/2033         6,586
      1,500   Health and Educational Facilities Auth.                            5.50     11/15/2033         1,627
      5,000   St. Louis County IDA                                               5.88      9/01/2043         5,935
      2,110   Stoddard County IDA                                                6.00      3/01/2037         2,286
                                                                                                        ----------
                                                                                                            67,139
                                                                                                        ----------
              MONTANA (0.4%)
      4,000   Forsyth                                                            3.90      3/01/2031         4,291
      5,000   Forsyth                                                            5.00      5/01/2033         5,652
                                                                                                        ----------
                                                                                                             9,943
                                                                                                        ----------

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                                                  PORTFOLIO OF INVESTMENTS |  25

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
------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
              NEBRASKA (0.3%)
$       975   Douglas County Hospital Auth. (PRE)                                6.13%     8/15/2031    $    1,021
      1,275   Douglas County Hospital Auth.                                      6.13      8/15/2031         1,329
      3,400   Douglas County Hospital Auth.                                      5.00     11/01/2048         3,937
                                                                                                        ----------
                                                                                                             6,287
                                                                                                        ----------
              NEVADA (2.1%)
      4,000   Clark County (INS)                                                 5.00      7/01/2026         4,411
     11,000   Clark County                                                       5.13      7/01/2034        12,209
      5,000   Clark County (INS)                                                 5.25      7/01/2039         5,566
     12,410   Clark County EDC                                                   5.00      5/15/2029        12,455
      4,400   Las Vegas Convention and Visitors Auth.                            4.00      7/01/2041         4,750
     12,140   Las Vegas Convention and Visitors Auth.                            4.00      7/01/2046        13,053
                                                                                                        ----------
                                                                                                            52,444
                                                                                                        ----------
              NEW JERSEY (2.3%)
      6,000   EDA                                                                5.00      9/01/2024         6,650
      2,000   EDA                                                                5.00      6/15/2028         2,201
     10,000   EDA                                                                5.00      6/15/2040        11,105
      3,000   EDA                                                                5.25      6/15/2040         3,394
     11,435   Health Care Facilities Financing Auth.                             5.00      7/01/2029        11,624
     15,000   Health Care Facilities Financing Auth. (PRE)(d)                    5.63      7/01/2032        18,154
      1,250   Health Care Facilities Financing Auth. (INS)                       5.00      7/01/2046         1,452
      2,000   Transportation Trust Fund Auth.                                    5.25      6/15/2041         2,266
                                                                                                        ----------
                                                                                                            56,846
                                                                                                        ----------
              NEW MEXICO (0.2%)
      5,000   Farmington                                                         5.90      6/01/2040         5,706
                                                                                                        ----------
              NEW YORK (2.7%)
      2,040   Buffalo and Erie County Industrial Land Dev. Corp.                 5.38     10/01/2041         2,345
      1,495   Dormitory Auth. (PRE)                                              5.25      7/01/2024         1,546
      2,250   Dormitory Auth.                                                    5.25      7/01/2029         2,450
     16,130   Liberty Dev. Corp.                                                 5.25     10/01/2035        21,610
      5,000   MTA                                                                3.55(b)  11/15/2032         3,248
         60   New York City                                                      5.88      8/01/2019            60
      2,970   New York City (PRE)                                                5.13     12/01/2028         3,120
      2,030   New York City                                                      5.13     12/01/2028         2,130
        220   New York City Municipal Water Finance Auth. (PRE)                  5.00      6/15/2037           236
      1,280   New York City Municipal Water Finance Auth.                        5.00      6/15/2037         1,368
      7,500   New York City Transitional Finance Auth.                           5.00      1/15/2034         7,885
      2,000   Thruway Auth.                                                      5.00      1/01/2051         2,369
      5,000   Triborough Bridge and Tunnel Auth.                                 3.62(b)  11/15/2031         3,288
     10,000   Triborough Bridge and Tunnel Auth.                                 5.00     11/15/2031        10,800
      3,000   Triborough Bridge and Tunnel Auth.                                 3.66(b)  11/15/2032         1,905

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26  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     2,500   Triborough Bridge and Tunnel Auth.                                 3.70%(b) 11/15/2032    $    1,633
      2,000   Troy Capital Resource Corp.                                        5.00      9/01/2030         2,265
                                                                                                        ----------
                                                                                                            68,258
                                                                                                        ----------
              NORTH CAROLINA (1.0%)
     10,000   Capital Facilities Finance Agency                                  4.63     11/01/2040        11,042
      3,750   Charlotte-Mecklenburg Hospital Auth.                               5.25      1/15/2034         4,077
      5,000   Columbus County Industrial Facilities &
                Pollution Control Financing Auth.                                6.25     11/01/2033         5,750
      5,250   Medical Care Commission                                            5.00      7/01/2033         5,429
                                                                                                        ----------
                                                                                                            26,298
                                                                                                        ----------
              NORTH DAKOTA (0.3%)
      4,685   Fargo                                                              6.25     11/01/2031         5,704
      2,500   McLean County                                                      4.88      7/01/2026         2,736
                                                                                                        ----------
                                                                                                             8,440
                                                                                                        ----------
              OHIO (1.5%)
      6,000   Air Quality Dev. Auth.                                             5.70      8/01/2020         5,778
     10,000   Buckeye Tobacco Settlement Financing Auth.                         5.88      6/01/2030         9,955
     10,000   Buckeye Tobacco Settlement Financing Auth.                         5.75      6/01/2034         9,785
      1,000   Cleveland (INS)                                                    5.00      1/01/2031         1,144
      2,500   Hamilton County Healthcare(g)                                      5.00      1/01/2051         2,795
      4,640   Higher Education Facility Commission (INS)                         5.00      5/01/2036         4,648
      1,680   Lake County (PRE)                                                  5.63      8/15/2029         1,829
        320   Lake County                                                        5.63      8/15/2029           346
      2,000   Turnpike Commission                                                5.25      2/15/2033         2,405
                                                                                                        ----------
                                                                                                            38,685
                                                                                                        ----------
              OKLAHOMA (1.1%)
      4,200   Comanche County Hospital Auth.                                     5.00      7/01/2032         4,496
     10,000   Municipal Power Auth.(g)                                           4.00      1/01/2047        10,743
      8,695   Norman Regional Hospital Auth.                                     5.38      9/01/2036         8,731
      2,675   Tulsa Industrial Auth. (PRE)                                       5.00     10/01/2037         2,675
                                                                                                        ----------
                                                                                                            26,645
                                                                                                        ----------
              OREGON (0.2%)
      2,000   Deschutes County Hospital Facility(g)                              4.00      1/01/2046         2,146
      1,155   Keizer                                                             5.20      6/01/2031         1,223
      1,180   Yamhill County Hospital Auth.                                      5.00     11/15/2051         1,295
                                                                                                        ----------
                                                                                                             4,664
                                                                                                        ----------
              PENNSYLVANIA (2.3%)
        750   Allegheny County Higher Education
                Building Auth. (PRE)                                             5.50      3/01/2031           894
        460   Allegheny County IDA                                               5.13      9/01/2031           460
      4,000   Allegheny County Sanitary Auth. (INS)                              5.00      6/01/2040         4,543

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                                                  PORTFOLIO OF INVESTMENTS |  27

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
------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     7,000   Economic Dev. Financing Auth.                                      4.00%    10/01/2023    $    7,730
        480   Erie Parking Auth. (INS) (PRE)                                     5.13      9/01/2032           556
      1,390   Erie Parking Auth. (INS)                                           5.13      9/01/2032         1,534
        595   Erie Parking Auth. (INS) (PRE)                                     5.20      9/01/2035           691
      1,700   Erie Parking Auth. (INS)                                           5.20      9/01/2035         1,878
      1,970   Higher Educational Facilities Auth.                                5.25      7/15/2033         2,272
      2,750   Higher Educational Facilities Auth.                                5.50      7/15/2038         3,179
      4,000   Northampton County General Purpose Auth.                           4.00      8/15/2040         4,229
      1,250   Turnpike Commission, 5.00%, 12/01/2018                             4.12(c)  12/01/2033         1,389
      8,000   Turnpike Commission                                                5.00      6/01/2039         9,334
     10,000   Turnpike Commission                                                5.25     12/01/2044        11,714
      3,000   Turnpike Commission                                                5.00     12/01/2046         3,459
      3,200   Washington County IDA                                              5.00     11/01/2036         3,566
                                                                                                        ----------
                                                                                                            57,428
                                                                                                        ----------

              PUERTO RICO (0.1%)
      2,000   Industrial, Tourist, Educational, Medical,
                Environmental Control Facilities Financing Auth.                 5.38      4/01/2042         1,835
                                                                                                        ----------
              RHODE ISLAND (0.8%)
      5,700   EDC (INS)                                                          5.00      7/01/2031         5,712
     12,185   EDC (INS)                                                          5.00      7/01/2036        12,207
      2,000   Health and Educational Building Corp.                              6.00      9/01/2033         2,595
        245   Housing and Mortgage Finance Corp.                                 6.85     10/01/2024           246
                                                                                                        ----------
                                                                                                            20,760
                                                                                                        ----------
              SOUTH CAROLINA (0.4%)
      2,250   Greenwood County                                                   5.38     10/01/2039         2,489
      7,000   Public Service Auth.                                               5.25     12/01/2055         8,385
                                                                                                        ----------
                                                                                                            10,874
                                                                                                        ----------
              SOUTH DAKOTA (0.4%)
        500   Educational Enhancement Funding Corp.                              5.00      6/01/2027           579
      2,500   Health and Educational Facilities Auth.                            5.25     11/01/2029         2,776
      3,000   Health and Educational Facilities Auth.                            5.25      7/01/2038         3,170
      4,000   Health and Educational Facilities Auth.                            5.00      7/01/2042         4,478
                                                                                                        ----------
                                                                                                            11,003
                                                                                                        ----------
              TENNESSEE (0.6%)
      3,095   Jackson (PRE)                                                      5.50      4/01/2033         3,310
      1,145   Jackson                                                            5.50      4/01/2033         1,218
      2,000   Johnson City Health and Educational Facilities Board               5.00      8/15/2042         2,224
      4,155   Knox County Health, Educational and
                Housing Facilities Board                                         5.02(b)   1/01/2036         1,603
      4,000   Knox County Health, Educational and
                Housing Facilities Board                                         5.03(b)   1/01/2037         1,465

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28  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     1,500   Metropolitan Government of Nashville and Davidson
                County Health and Educational Facilities Board                   5.00%    10/01/2045    $    1,752
      4,000   Metropolitan Government of Nashville and Davidson
                County Health and Educational Facilities Board                   5.00      7/01/2046         4,741
                                                                                                        ----------
                                                                                                            16,313
                                                                                                        ----------
              TEXAS (18.2%)
      3,000   Arlington Higher Education Finance Corp. (NBGA)                    5.00      2/15/2046         3,579
     15,075   Bell County Health Facilities Dev. Corp. (ETM)                     6.50      7/01/2019        16,460
      1,520   Bexar County Health Facilities Dev. Corp.                          5.00      7/01/2033         1,547
      1,795   Bexar County Health Facilities Dev. Corp.                          5.00      7/01/2037         1,825
      7,950   Bexar County Health Facilities Dev. Corp.(g)                       4.00      7/15/2045         8,094
      6,000   Central Texas Regional Mobility Auth. (PRE)(d)                     5.75      1/01/2031         7,168
      5,000   Central Texas Regional Mobility Auth.                              4.00      1/01/2041         5,293
      2,500   Central Texas Regional Mobility Auth.                              5.00      1/01/2042         2,768
      3,500   Central Texas Regional Mobility Auth.                              5.00      1/01/2045         4,056
      1,000   Clifton Higher Education Finance Corp.                             6.00      8/15/2033         1,214
      4,250   Clifton Higher Education Finance Corp. (NBGA)                      5.00      8/15/2039         5,055
      2,750   Clifton Higher Education Finance Corp.                             6.00      8/15/2043         3,339
      6,000   Corpus Christi Utility System                                      4.00      7/15/2039         6,543
      4,825   Cypress Fairbanks ISD (NBGA) (PRE)                                 5.00      2/15/2035         4,902
        175   Cypress Fairbanks ISD (NBGA)                                       5.00      2/15/2035           178
      4,000   Dallas/Fort Worth International Airport                            5.00     11/01/2034         4,564
      9,000   Fort Worth                                                         6.00      3/01/2029        10,091
      8,085   Fort Worth (PRE)                                                   6.25      3/01/2033         9,111
      3,710   Guadalupe-Blanco River Auth. (INS)                                 5.00      5/15/2039         3,804
      1,275   Harris County                                                      4.75     10/01/2031         1,279
      4,000   Harris County Cultural Education
                Facilities Finance Corp.                                         5.25     10/01/2029         4,477
      6,100   Harris County Cultural Education
                Facilities Finance Corp.                                         5.00      6/01/2038         6,751
      1,500   Harris County Health Facilities Dev. Corp. (PRE)                   7.25     12/01/2035         1,705
     15,000   Harris County Hospital District(g)                                 4.00      2/15/2042        15,871
      7,000   Harris County IDC                                                  5.00      2/01/2023         7,742
      1,000   Hopkins County Hospital District                                   5.75      2/15/2028         1,034
      3,715   Houston                                                            5.00      9/01/2040         4,318
     12,500   Houston Airport System                                             5.50      7/01/2034        13,496
     10,000   Houston Higher Education Finance Corp.                             5.00      9/01/2042        11,279
     22,000   Houston ISD (NBGA) (PRE)                                           5.00      2/15/2033        22,351
      2,390   Irving                                                             5.00      8/15/2043         2,527
     22,000   Judson ISD (NBGA)                                                  4.50      2/01/2035        22,268
      6,000   Karnes County Hospital District                                    5.00      2/01/2044         6,604
      1,900   Kerrville Health Facilities Dev. Corp.                             5.00      8/15/2035         2,182
      3,000   Laredo CCD (INS)                                                   5.25      8/01/2035         3,426
      1,000   Laredo Waterworks & Sewer System                                   4.00      3/01/2041         1,086

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     5,300   Matagorda County                                                   6.30%    11/01/2029    $    5,980
      9,615   Matagorda County                                                   4.00      6/01/2030        10,453
      6,000   Matagorda County                                                   4.00      6/01/2030         6,523
        655   Midlothian Dev. Auth.                                              5.13     11/15/2026           656
      6,000   New Hope Cultural Education Facilities Finance Corp.               5.00      7/01/2047         6,694
      1,250   New Hope Cultural Education Facilities Finance Corp.               5.00      4/01/2048         1,428
      5,000   North Fort Bend Water Auth.(d)                                     5.00     12/15/2036         5,683
      2,630   North Texas Tollway Auth. (PRE)                                    5.63      1/01/2028         2,785
        370   North Texas Tollway Auth.                                          5.63      1/01/2028           388
      2,280   North Texas Tollway Auth. (PRE)                                    5.63      1/01/2033         2,414
     10,385   North Texas Tollway Auth. (PRE)                                    5.63      1/01/2033        10,995
      2,105   North Texas Tollway Auth. (PRE)                                    5.63      1/01/2033         2,229
      2,770   North Texas Tollway Auth. (PRE)                                    5.63      1/01/2033         2,933
        615   North Texas Tollway Auth.                                          5.63      1/01/2033           648
      1,845   North Texas Tollway Auth.                                          5.63      1/01/2033         1,945
     15,000   North Texas Tollway Auth. (PRE)                                    5.75      1/01/2033        15,905
      3,000   North Texas Tollway Auth.                                          7.55(b)   9/01/2037         1,375
      6,245   North Texas Tollway Auth. (PRE)                                    5.75      1/01/2040         6,622
      4,720   North Texas Tollway Auth. (PRE)                                    5.75      1/01/2040         5,005
      1,535   North Texas Tollway Auth.                                          5.75      1/01/2040         1,620
      5,000   North Texas Tollway Auth.                                          5.00      1/01/2045         5,882
      2,000   Red River Education Finance Corp.                                  4.00      6/01/2041         2,165
      4,950   San Leanna Education Facilities Corp. (PRE)                        4.75      6/01/2032         5,079
      1,075   San Leanna Education Facilities Corp.                              4.75      6/01/2032         1,090
        820   San Leanna Education Facilities Corp. (PRE)                        5.13      6/01/2026           843
        180   San Leanna Education Facilities Corp.                              5.13      6/01/2026           184
      1,490   San Leanna Education Facilities Corp. (PRE)                        5.13      6/01/2027         1,533
        325   San Leanna Education Facilities Corp.                              5.13      6/01/2027           331
      2,395   San Leanna Education Facilities Corp. (PRE)                        5.13      6/01/2036         2,463
        180   State (PRE)                                                        4.50      4/01/2033           183
      1,080   State (PRE)                                                        4.50      4/01/2033         1,100
      3,740   State                                                              4.50      4/01/2033         3,811
      6,315   Tarrant County Cultural Education
                Facilities Finance Corp.                                         5.63     11/15/2027         6,483
      3,600   Tarrant County Cultural Education
                Facilities Finance Corp.                                         5.00     11/15/2036         4,083
     14,895   Tarrant County Cultural Education
                Facilities Finance Corp.                                         5.13      5/15/2037        14,912
      4,000   Tarrant County Cultural Education
                Facilities Finance Corp.                                         5.75     11/15/2037         4,085
      4,500   Tarrant County Cultural Education
                Facilities Finance Corp.                                         5.00     11/15/2045         4,970
      7,000   Tarrant County Cultural Education
                Facilities Finance Corp.                                         5.00     11/15/2046         8,231

================================================================================

30  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     3,850   Transportation Commission                                          5.00%     8/15/2041    $    4,434
      6,500   Transportation Commission                                          5.00      8/15/2042         7,504
     18,530   Turnpike Auth. (INS)                                               5.25(b)   8/15/2030        12,442
     22,000   Tyler Health Facilities Dev. Corp.                                 5.25     11/01/2032        22,459
     10,000   Tyler Health Facilities Dev. Corp. (PRE)                           5.00      7/01/2033        10,197
      1,230   Tyler Health Facilities Dev. Corp.                                 5.38     11/01/2037         1,256
      1,000   Uptown Dev. Auth.                                                  5.50      9/01/2029         1,097
      6,360   West Harris County Regional Water Auth. (INS) (PRE)                4.70     12/15/2030         6,413
      4,770   Wood County Central Hospital District                              6.00     11/01/2041         5,285
                                                                                                        ----------
                                                                                                           458,783
                                                                                                        ----------
              VIRGINIA (1.5%)
      5,000   Alexandria IDA                                                     5.00     10/01/2050         5,807
     11,280   College Building Auth.                                             5.00      6/01/2026        11,286
      5,000   College Building Auth.                                             5.00      6/01/2029         5,002
      1,437   Farms of New Kent Community Dev. Auth.(e)                          5.13      3/01/2036           359
      8,665   Farms of New Kent Community Dev. Auth.(e)                          5.45      3/01/2036         2,165
      2,000   Farms of New Kent Community Dev. Auth.(e),(h)                      5.80      3/01/2036           500
      3,749   Lewistown Commerce Center Community Dev. Auth.                     6.05      3/01/2044         3,636
      1,808   Lewistown Commerce Center Community Dev. Auth.                     6.05      3/01/2044         1,835
      5,847   Lewistown Commerce Center Community Dev. Auth.(e)                  6.05      3/01/2054           861
      5,000   Small Business Financing Auth.                                     5.25      9/01/2037         5,148
      1,588   Watkins Centre Community Dev. Auth.                                5.40      3/01/2020         1,592
                                                                                                        ----------
                                                                                                            38,191
                                                                                                        ----------
              WASHINGTON (0.1%)
      2,500   Health Care Facilities Auth. (INS) (PRE)                           6.00      8/15/2039         2,862
                                                                                                        ----------
              WEST VIRGINIA (0.1%)
      2,000   EDA                                                                5.38     12/01/2038         2,256
                                                                                                        ----------
              WISCONSIN (0.7%)
      5,000   Health & Educational Facilities Auth.                              5.75     11/15/2030         5,589
      2,500   Health & Educational Facilities Auth.                              5.38      8/15/2037         2,784
      1,000   Health & Educational Facilities Auth.                              5.00      9/15/2045         1,095
      7,800   Kaukauna (INS)                                                     5.00     12/15/2035         9,080
                                                                                                        ----------
                                                                                                            18,548
                                                                                                        ----------
              WYOMING (0.5%)
      2,360   Municipal Power Agency                                             5.50      1/01/2033         2,486
      2,300   Municipal Power Agency                                             5.50      1/01/2038         2,423
      6,000   Sweetwater County                                                  5.25      7/15/2026         6,690
                                                                                                        ----------
                                                                                                            11,599
                                                                                                        ----------
              Total Fixed-Rate Instruments (cost: $2,195,218)                                            2,350,880
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)          SECURITY                                                         RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
               PUT BONDS (0.7%)

               ARIZONA (0.2%)
$     5,000    Health Facilities Auth.                                           2.69%(i)  2/01/2048    $    5,079
                                                                                                        ----------
               FLORIDA (0.2%)
      4,000    Putnam County Dev. Auth. (INS)                                    5.35      3/15/2042         4,255
                                                                                                        ----------
               LOUISIANA (0.3%)
      6,750    St. Charles Parish                                                4.00     12/01/2040         7,486
                                                                                                        ----------
               Total Put Bonds (cost: $15,750)                                                              16,820
                                                                                                        ----------
               ADJUSTABLE-RATE NOTES (0.7%)

               NEW JERSEY (0.7%)
     20,000    EDA (cost: $20,000)                                               2.44      3/01/2028        18,227
                                                                                                        ----------
               VARIABLE-RATE DEMAND NOTES (5.8%)

               CALIFORNIA (0.4%)
      8,430    Antioch USD (LIQ) (LOC - Deutsche Bank A.G.)(a)                   0.99      8/01/2047         8,430
                                                                                                        ----------
               COLORADO (1.2%)
      2,500    Health Facilities Auth. (LIQ)(a)                                  1.19      2/01/2019         2,500
     17,850    Health Facilities Auth. (LIQ)
                 (LOC - Deutsche Bank A.G.)(a)                                   1.09      2/01/2041        17,850
     10,000    Regional Transportation District (LIQ)
                 (LOC - Deutsche Bank A.G.)(a)                                   1.01      6/01/2044        10,000
                                                                                                        ----------
                                                                                                            30,350
                                                                                                        ----------
               ILLINOIS (1.5%)
      7,500    Chicago Board of Education (INS) (LIQ)(a)                         1.25     12/01/2039         7,500
      5,000    Chicago Board of Education (LIQ)
                 (LOC - Deutsche Bank A.G.)(a)                                   1.36     12/01/2039         5,000
     10,200    Chicago Park District (INS) (LIQ)(a)                              1.14      1/01/2022        10,200
     13,330    State (LIQ) (LOC - Deutsche Bank A.G.)(a)                         1.16      7/01/2031        13,330
      1,990    State (LIQ) (LOC - Deutsche Bank A.G.)(a)                         1.15      4/01/2037         1,990
                                                                                                        ----------
                                                                                                            38,020
                                                                                                        ----------
               KENTUCKY (0.6%)
     15,720    Economic Development Finance (LIQ)
                 (LOC - Deutsche Bank A.G.)(a)                                   1.11      1/01/2045        15,720
                                                                                                        ----------
               PENNSYLVANIA (0.2%)
      5,335    Bucks County Water and Sewer Auth. (INS) (LIQ)(a)                 1.14     12/01/2019         5,335
                                                                                                        ----------
               TEXAS (0.4%)
      3,640    Weslaco Health Facilities Dev. Corp.
                 (LOC - Compass Bank)                                            1.24      6/01/2031         3,640

================================================================================

32  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                   MARKET
AMOUNT                                                                         COUPON         FINAL          VALUE
(000)         SECURITY                                                          RATE        MATURITY         (000)
------------------------------------------------------------------------------------------------------------------
$     6,915   Weslaco Health Facilities Dev. Corp.
                (LOC - Compass Bank)                                             1.24%     6/01/2038    $    6,915
                                                                                                        ----------
                                                                                                            10,555
                                                                                                        ----------
              WASHINGTON (1.5%)
      7,500   Health Care Facilities Auth. (LIQ)(a)                              1.19      2/01/2019         7,500
     30,000   Health Care Facilities Auth. (LIQ)
                (LOC - Deutsche Bank A.G.)(a)                                    1.09      1/01/2035        30,000
                                                                                                        ----------
                                                                                                            37,500
                                                                                                        ----------
              Total Variable-Rate Demand Notes (cost: $145,910)                                            145,910
                                                                                                        ----------

              TOTAL INVESTMENTS (COST: $2,376,878)                                                      $2,531,837
                                                                                                        ==========

------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                        VALUATION HIERARCHY
------------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1               LEVEL 2              LEVEL 3              TOTAL
------------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                            $-            $2,347,856               $3,024         $2,350,880
Put Bonds                                          -                16,820                    -             16,820
Adjustable-Rate Notes                              -                18,227                    -             18,227
Variable-Rate Demand Notes                         -               145,910                    -            145,910
------------------------------------------------------------------------------------------------------------------
Total                                             $-            $2,528,813               $3,024         $2,531,837
------------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

------------------------------------------------------------------------------------------------------------------
                                          RECONCILIATION OF LEVEL 3 INVESTMENTS
------------------------------------------------------------------------------------------------------------------
                                                                                            FIXED-RATE INSTRUMENTS
------------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                                $3,026
Purchases                                                                                                        -
Sales                                                                                                            -
Transfers into Level 3                                                                                           -
Transfers out of Level 3                                                                                         -
Net realized gain (loss) on investments                                                                          -
Change in net unrealized appreciation/(depreciation) of investments                                             (2)
------------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2016                                                                            $3,024
------------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (c) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

================================================================================

34  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    (d) At September 30, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at September 30, 2016, was $5,886,000, which represented 0.2% of the Fund's net assets.

    (f) Pay-in-kind (PIK) - security in which the issuer will have or has the option to make all or a portion of the interest or dividend payments in additional securities.

    (g) At September 30, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $39,649,000, which included when-issued securities of $36,854,000.

    (h) At September 30, 2016, the issuer was in default with respect to interest and/or principal payments.

    (i) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at September 30, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  35

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $2,376,878)                  $2,531,837
   Receivables:
      Capital shares sold                                                                  938
      USAA Asset Management Company (Note 6C)                                                1
      Interest                                                                          30,063
                                                                                    ----------
         Total assets                                                                2,562,839
                                                                                    ----------
LIABILITIES
   Payables:
      Securities purchased                                                              39,610
      Capital shares redeemed                                                            1,415
      Dividends on capital shares                                                        2,128
      Bank overdraft                                                                       988
   Accrued management fees                                                                 501
   Accrued transfer agent's fees                                                            19
   Other accrued expenses and payables                                                     179
                                                                                    ----------
         Total liabilities                                                              44,840
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $2,517,999
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $2,423,589
   Overdistribution of net investment income                                              (142)
   Accumulated net realized loss on investments                                        (60,407)
   Net unrealized appreciation of investments                                          154,959
                                                                                    ----------
            Net assets applicable to capital shares outstanding                     $2,517,999
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $2,505,190/181,631
         capital shares outstanding, no par value)                                  $    13.79
                                                                                    ==========
      Adviser Shares (net assets of $12,809/930
         capital shares outstanding, no par value)                                  $    13.78
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

36  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                  $54,854
                                                                                    -------
EXPENSES
   Management fees                                                                    3,418
   Administration and servicing fees:
      Fund Shares                                                                     1,864
      Adviser Shares                                                                     10
   Transfer agent's fees:
      Fund Shares                                                                       370
      Adviser Shares                                                                      2
   Distribution and service fees (Note 6E):
      Adviser Shares                                                                     16
   Custody and accounting fees:
      Fund Shares                                                                       146
      Adviser Shares                                                                      1
   Postage:
      Fund Shares                                                                        15
   Shareholder reporting fees:
      Fund Shares                                                                        16
   Trustees' fees                                                                        15
   Registration fees:
      Fund Shares                                                                        30
      Adviser Shares                                                                     13
   Professional fees                                                                     66
   Other                                                                                 18
                                                                                    -------
         Total expenses                                                               6,000
   Expenses reimbursed:
      Adviser Shares                                                                     (7)
                                                                                    -------
         Net expenses                                                                 5,993
                                                                                    -------
NET INVESTMENT INCOME                                                                48,861
                                                                                    -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                    818
   Change in net unrealized appreciation/(depreciation)                              11,408
                                                                                    -------
         Net realized and unrealized gain                                            12,226
                                                                                    -------
   Increase in net assets resulting from operations                                 $61,087
                                                                                    =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

----------------------------------------------------------------------------------------------
                                                                    9/30/2016        3/31/2016
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                           $   48,861       $   99,952
   Net realized gain on investments                                       818              246
   Change in net unrealized appreciation/(depreciation)
      of investments                                                   11,408           (8,895)
                                                                   ---------------------------
      Increase in net assets resulting from operations                 61,087           91,303
                                                                   ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                     (49,538)         (99,805)
      Adviser Shares                                                     (232)            (410)
                                                                   ---------------------------
         Distributions to shareholders                                (49,770)        (100,215)
                                                                   ---------------------------
NET INCREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                         72,378           43,516
   Adviser Shares                                                       1,504              396
                                                                   ---------------------------
      Total net increase in net assets from
         capital share transactions                                    73,882           43,912
                                                                   ---------------------------
   Net increase in net assets                                          85,199           35,000

NET ASSETS
   Beginning of period                                              2,432,800        2,397,800
                                                                   ---------------------------
   End of period                                                   $2,517,999       $2,432,800
                                                                   ===========================
Undistributed (overdistribution of) net investment income:
   End of period                                                   $     (142)      $      767
                                                                   ===========================

See accompanying notes to financial statements.

================================================================================

38  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Tax Exempt Long-Term Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Long-Term Fund Shares (Fund Shares) and Tax Exempt Long-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value

================================================================================

40  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

        hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes. Level 2 securities include fixed-rate instruments, put bonds, and adjustable-rate notes which are valued based on methods discussed in Note 1A1 and variable-rate demand notes which are valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

================================================================================

42  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $39,610,000; of which $36,784,000 were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended September 30, 2016, the Fund Shares the Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $8,000, which represents 3.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

================================================================================

44  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $60,725,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                              CAPITAL LOSS CARRYFORWARDS
                      ----------------------------------------
                                    TAX CHARACTER
                      ----------------------------------------
                      (NO EXPIRATION)                BALANCE
                      ---------------               ----------
                       Short-Term                  $11,439,000
                       Long-Term                    49,286,000
                                                   -----------
                          Total                    $60,725,000
                                                   ===========

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $23,298,000 and $73,969,000, respectively.

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $202,409,000 and $47,450,000, respectively, resulting in net unrealized appreciation of $154,959,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                              SIX-MONTH PERIOD ENDED                  YEAR ENDED
                                                SEPTEMBER 30, 2016                  MARCH 31, 2016
     -------------------------------------------------------------------------------------------------
                                             SHARES          AMOUNT            SHARES          AMOUNT
                                             ---------------------------------------------------------
     FUND SHARES:
     Shares sold                              9,093        $125,978            14,061        $ 191,923
     Shares issued from reinvested
      dividends                               2,744          38,014             5,588           76,185
     Shares redeemed                         (6,614)        (91,614)          (16,485)        (224,592)
                                             ---------------------------------------------------------
     Net increase from capital
      share transactions                      5,223        $ 72,378             3,164        $  43,516
                                             =========================================================
     ADVISER SHARES:
     Shares sold                                144        $  1,977               146        $   1,996
     Shares issued from reinvested
      dividends                                   9             122                13              183
     Shares redeemed*                           (43)           (595)             (131)          (1,783)
                                             ---------------------------------------------------------
     Net increase from capital
      share transactions                        110        $  1,504                28        $     396
                                             =========================================================
     *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

================================================================================

46  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper General & Insured Municipal Debt Funds Index. The Lipper General & Insured Municipal Debt Funds Index tracks the total return performance of Funds that invest primarily in municipal debt issues in the top four credit ratings. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
    ------------------------------------------------------------------
    +/- 20 to 50                                +/- 4
    +/- 51 to 100                               +/- 5
    +/- 101 and greater                         +/- 6

    (1) Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper General & Insured Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $3,418,000, which included a performance adjustment for the Fund Shares and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    Adviser Shares of $(78,000) and $(2,000), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.01)% and (0.03)%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,864,000 and $10,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $34,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended September 30, 2016, the Adviser Shares incurred reimbursable expenses of $7,000, of which $1,000 was receivable from the Manager.

D.  TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
    Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for

================================================================================

48  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

    the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $370,000 and $2,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $16,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association (USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 377,000 Adviser Shares, which represents 40.6% of the Adviser Shares outstanding and 0.2% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                SIX-MONTH
                               PERIOD ENDED
                               SEPTEMBER 30,                             YEAR ENDED MARCH 31,
                             ----------------------------------------------------------------------------------------------
                                   2016               2016            2015            2014            2013             2012
                             ----------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    13.73         $    13.78      $    13.45      $    13.91      $    13.50       $    12.16
                             ----------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .27                .58             .58             .56             .54              .59
  Net realized and
    unrealized gain (loss)          .07               (.05)            .32            (.46)            .41             1.36
                             ----------------------------------------------------------------------------------------------
Total from investment
  operations                        .34                .53             .90             .10             .95             1.95
                             ----------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.28)              (.58)           (.57)           (.56)           (.54)            (.59)
  Realized capital gains              -                  -               -               -               -             (.02)
                             ----------------------------------------------------------------------------------------------
Total distributions                (.28)              (.58)           (.57)           (.56)           (.54)            (.61)
                             ----------------------------------------------------------------------------------------------
Net asset value at
  end of period              $    13.79         $    13.73      $    13.78      $    13.45      $    13.91       $    13.50
                             ==============================================================================================

Total return (%)*                  2.46               3.94            6.79             .83            7.11            16.30
Net assets at end
  of period (000)            $2,505,190         $2,421,551      $2,386,904      $2,251,219      $2,837,758       $2,588,782
Ratios to average
  net assets:**
  Expenses (%)(a)                   .48(b)             .51             .55             .54             .53              .52
  Net investment
    income (%)                     3.91(b)            4.23            4.22            4.19            3.89             4.54
Portfolio turnover (%)                4                  6               7               7              14                9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $2,480,006,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

50  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:


                                SIX-MONTH
                               PERIOD ENDED
                               SEPTEMBER 30,                             YEAR ENDED MARCH 31,
                             ----------------------------------------------------------------------------------------------
                                   2016               2016             2015             2014          2013             2012
                             ----------------------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 13.71            $ 13.76          $ 13.43          $ 13.91       $ 13.50          $ 12.16
                                -------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .25                .54              .54              .51           .49              .55
  Net realized and
    unrealized gain (loss)          .07               (.05)             .32             (.47)          .41             1.36
                                -------------------------------------------------------------------------------------------
Total from investment
  operations                        .32                .49              .86              .04           .90             1.91
                                -------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.25)              (.54)            (.53)            (.52)         (.49)            (.55)
  Realized capital gains              -                  -                -                -             -             (.02)
                                -------------------------------------------------------------------------------------------
Total distributions                (.25)              (.54)            (.53)            (.52)         (.49)            (.57)
                                -------------------------------------------------------------------------------------------
Net asset value at
  end of period                 $ 13.78            $ 13.71          $ 13.76          $ 13.43       $ 13.91          $ 13.50
                                ===========================================================================================
Total return (%)*                  2.37               3.65             6.52              .37          6.77            15.92
Net assets at end
  of period (000)               $12,809            $11,249          $10,896          $ 7,145       $ 6,809          $ 5,870
Ratios to average
  net assets:**
  Expenses (%)(b)                   .80(c)             .80              .81(a)           .85           .85              .85

  Expenses, excluding
    reimbursements (%)(b)           .91(c)             .90              .99             1.07          1.11             1.32
  Net investment
    income (%)                     3.58(c)            3.94             3.94             3.88          3.56             4.20
Portfolio turnover (%)                4                  6                7                7            14                9

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $12,708,000.
(a) Effective August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.80% of their annual average net assets. Prior to August 1, 2014, the Manager voluntarily agreed to reimburse the Adviser Shares for expenses in excess of 0.85% of their annual average net assets.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

================================================================================

52    | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                   EXPENSES PAID
                                    BEGINNING                 ENDING              DURING PERIOD*
                                  ACCOUNT VALUE           ACCOUNT VALUE           APRIL 1, 2016 -
                                  APRIL 1, 2016         SEPTEMBER 30, 2016      SEPTEMBER 30, 2016
                                 -------------------------------------------------------------------
FUND SHARES
Actual                              $1,000.00              $1,024.60                   $2.44

Hypothetical
  (5% return before expenses)        1,000.00               1,022.66                    2.43

ADVISER SHARES
Actual                               1,000.00               1,023.70                    4.06

Hypothetical
  (5% return before expenses)        1,000.00               1,021.06                    4.05


*Expenses are equal to the annualized expense ratio of 0.48% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.46% for Fund Shares and 2.37% for Adviser Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

54   | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates,

================================================================================

56  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

including the high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and lower than its Lipper index for the one-year period ended December 31, 2015 and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015, was in the top 20% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 30% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of the services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

58  | USAA TAX EXEMPT LONG-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39596-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                  [GRAPHIC OF USAA TAX EXEMPT MONEY MARKET FUND]

 =======================================================

    SEMIANNUAL REPORT
    USAA TAX EXEMPT MONEY MARKET FUND
    SEPTEMBER 30, 2016

 =======================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           4

FINANCIAL INFORMATION

    Portfolio of Investments                                                  8

    Notes to Portfolio of Investments                                        21

    Financial Statements                                                     22

    Notes to Financial Statements                                            25

EXPENSE EXAMPLE                                                              33

ADVISORY AGREEMENT(S)                                                        35

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.
211738-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in high-quality securities, the interest of which is exempt from federal income tax with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the change in the Federal Reserve's (the Fed) guidance on short-term interest-rate increases. At its March policy meeting, the Fed had called for two interest rate increases in 2016, down from the four it had forecasted in December 2015. Ultimately, however, the Fed remained steady, leaving the federal funds target rate in a range between 0.25% and 0.50% throughout the reporting period.

    Although the Fed did not change its monetary policy, interest rates on money market securities rose, largely due to shifting market dynamics. At the beginning of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%. It stayed near that level through July 2016 and then climbed 44 basis points to close the reporting period at 0.84%. (A basis point is 1/100(th) of a percent.) During August and September 2016, shortly before the Securities and Exchange Commission's money market fund reform became effective, a large number of money market funds sold VRDNs as they liquidated, consolidated, or shifted assets into treasury money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers.

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

o HOW DID THE USAA TAX EXEMPT MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended September 30, 2016, the Fund had a return of 0.02%, compared to an average return of 0.08% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by the Fund can be sold at par value (100% of face value) upon seven days or less notice, the Fund had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs also are guaranteed by a bank letter-of-credit for the payment of both principal and interest, providing the Fund with a certain degree of stability.

    In addition, the Fund benefited from investments with longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. They also continue to analyze and monitor the Fund's portfolio.

    We appreciate the opportunity to help you with your investment needs.

    Refer to page 5 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened.
    o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT MONEY MARKET FUND (THE FUND)
(Ticker Symbol: USEXX)

-------------------------------------------------------------------------------
                                        9/30/16                     3/31/16
-------------------------------------------------------------------------------
Net Assets                           $2.3 Billion                $2.6 Billion
Net Asset Value Per Share               $1.00                        $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                  32 Days                      25 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

-------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
-------------------------------------------------------------------------------
    3/31/16-9/30/16*            1 YEAR             5 YEARS           10 YEARS
         0.02%                   0.04%              0.02%              0.73%

-------------------------------------------------------------------------------
    7-DAY YIELD AS OF 9/30/16                   EXPENSE RATIO AS OF 3/31/16**
-------------------------------------------------------------------------------
             0.29%                                          0.56%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

4  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                    iMoneyNet                   USAA TAX EXEMPT
                                     AVERAGE                   MONEY MARKET FUND
 9/28/2015                            0.01%                          0.01%
10/26/2015                            0.01                           0.01
11/30/2015                            0.01                           0.01
12/28/2015                            0.01                           0.01
 1/25/2016                            0.01                           0.01
 2/29/2016                            0.01                           0.01
 3/28/2016                            0.01                           0.01
 4/25/2016                            0.05                           0.05
 5/23/2016                            0.05                           0.05
 6/27/2016                            0.07                           0.07
 7/25/2016                            0.07                           0.07
 8/29/2016                            0.13                           0.13
 9/26/2016                            0.26                           0.26

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 9/26/16.

The graph tracks the USAA Tax Exempt Money Market Fund's seven-day yield against an average of money market fund yields of all tax-free national retail money funds average of money market fund yields calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                         o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

General Obligation ......................................................  12.8%
Hospital ................................................................  12.8%
Education ...............................................................  10.5%
Electric Utilities ......................................................  10.0%
Electric/Gas Utilities ..................................................   6.9%
Community Service .......................................................   6.8%
Sales Tax ...............................................................   4.2%
Nursing/CCRC ............................................................   4.2%
Agricultural Products ...................................................   3.9%
Buildings ...............................................................   3.4%

                           o PORTFOLIO MIX - 9/30/16 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 74.6%
FIXED-RATE INSTRUMENTS                                                     24.5%
PUT BONDS                                                                   1.2%
ADJUSTABLE-RATE NOTES                                                       1.0%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 8-20.

================================================================================

6  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                USAA TAX EXEMPT
                                                               MONEY MARKET FUND
09/30/06                                                          $10,000.00
10/31/06                                                           10,025.00
11/30/06                                                           10,051.00
12/31/06                                                           10,081.00
01/31/07                                                           10,106.00
02/28/07                                                           10,131.00
03/31/07                                                           10,159.00
04/30/07                                                           10,186.00
05/31/07                                                           10,216.00
06/30/07                                                           10,245.00
07/31/07                                                           10,272.00
08/31/07                                                           10,303.00
09/30/07                                                           10,329.00
10/31/07                                                           10,357.00
11/30/07                                                           10,385.00
12/31/07                                                           10,411.00
01/31/08                                                           10,435.00
02/29/08                                                           10,456.00
03/31/08                                                           10,480.00
04/30/08                                                           10,500.00
05/31/08                                                           10,522.00
06/30/08                                                           10,538.00
07/31/08                                                           10,554.00
08/31/08                                                           10,572.00
09/30/08                                                           10,602.00
10/31/08                                                           10,636.00
11/30/08                                                           10,649.00
12/31/08                                                           10,661.00
01/31/09                                                           10,669.00
02/28/09                                                           10,676.00
03/31/09                                                           10,683.00
04/30/09                                                           10,692.00
05/31/09                                                           10,701.00
06/30/09                                                           10,710.00
07/31/09                                                           10,718.00
08/31/09                                                           10,724.00
09/30/09                                                           10,729.00
10/31/09                                                           10,731.00
11/30/09                                                           10,733.00
12/31/09                                                           10,735.00
01/31/10                                                           10,735.00
02/28/10                                                           10,735.00
03/31/10                                                           10,735.00
04/30/10                                                           10,735.00
05/31/10                                                           10,736.00
06/30/10                                                           10,736.00
07/31/10                                                           10,736.00
08/31/10                                                           10,736.00
09/30/10                                                           10,736.00
10/31/10                                                           10,736.00
11/30/10                                                           10,736.00
12/31/10                                                           10,737.00
01/31/11                                                           10,737.00
02/28/11                                                           10,737.00
03/31/11                                                           10,737.00
04/30/11                                                           10,737.00
05/31/11                                                           10,737.00
06/30/11                                                           10,737.00
07/31/11                                                           10,737.00
08/31/11                                                           10,737.00
09/30/11                                                           10,737.00
10/31/11                                                           10,737.00
11/30/11                                                           10,738.00
12/31/11                                                           10,738.00
01/31/12                                                           10,740.00
02/29/12                                                           10,741.00
03/31/12                                                           10,741.00
04/30/12                                                           10,741.00
05/31/12                                                           10,741.00
06/30/12                                                           10,741.00
07/31/12                                                           10,741.00
08/31/12                                                           10,741.00
09/30/12                                                           10,741.00
10/31/12                                                           10,741.00
11/30/12                                                           10,741.00
12/31/12                                                           10,742.00
01/31/13                                                           10,742.00
02/28/13                                                           10,742.00
03/31/13                                                           10,742.00
04/30/13                                                           10,742.00
05/31/13                                                           10,742.00
06/30/13                                                           10,742.00
07/31/13                                                           10,743.00
08/31/13                                                           10,743.00
09/30/13                                                           10,743.00
10/31/13                                                           10,743.00
11/30/13                                                           10,743.00
12/31/13                                                           10,744.00
01/31/14                                                           10,744.00
02/28/14                                                           10,744.00
03/31/14                                                           10,744.00
04/30/14                                                           10,744.00
05/31/14                                                           10,744.00
06/30/14                                                           10,744.00
07/31/14                                                           10,745.00
08/31/14                                                           10,745.00
09/30/14                                                           10,745.00
10/31/14                                                           10,745.00
11/30/14                                                           10,745.00
12/31/14                                                           10,745.00
01/31/15                                                           10,745.00
02/28/15                                                           10,745.00
03/31/15                                                           10,745.00
04/30/15                                                           10,745.00
05/31/15                                                           10,746.00
06/30/15                                                           10,746.00
07/31/15                                                           10,746.00
08/31/15                                                           10,746.00
09/30/15                                                           10,746.00
10/31/15                                                           10,746.00
11/30/15                                                           10,746.00
12/31/15                                                           10,748.00
01/31/16                                                           10,748.00
02/29/16                                                           10,748.00
03/31/16                                                           10,748.00
04/30/16                                                           10,748.00
05/31/16                                                           10,748.00
06/30/16                                                           10,748.00
07/31/16                                                           10,748.00
08/31/16                                                           10,748.00
09/30/16                                                           10,750.00

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Tax Exempt Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    CSD     Central School District
    EDA     Economic Development Authority
    EDC     Economic Development Corp.
    IDA     Industrial Development Authority/Agency
    IDB     Industrial Development Board

================================================================================

8  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    IDC     Industrial Development Corp.
    MTA     Metropolitan Transportation Authority
    SPEAR   Short Puttable Exempt Adjustable Receipts

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's Board of Trustees (the Board), must determine that the particular investment presents minimal credit risk in accordance with these SEC regulations. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Citigroup Inc., Deutsche Bank A.G., Royal Bank of Canada, or JPMorgan Chase & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from: Montana Board of Investments Intercap Program or National Rural Utility Corp.

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

INVESTMENTS

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               VARIABLE-RATE DEMAND NOTES (74.6%)

               ALABAMA (6.5%)
$20,000        Chatom IDB (NBGA)(a)                                        1.06%          8/01/2041     $   20,000
 10,000        Columbia IDB                                                0.86          12/01/2037         10,000
  1,175        Huntsville Educational Building Auth.
                 (LOC - BB&T Corp.)                                        0.92          12/01/2022          1,175
 25,000        Mobile Count IDA (LOC - Swedbank AB)                        0.92           7/01/2040         25,000
 12,000        Mobile IDB                                                  0.92           8/01/2017         12,000
 30,000        Mobile IDB                                                  0.86           6/01/2034         30,000
 15,000        Tuscaloosa Count IDA (LOC - Bank of Nova Scotia)            0.84           4/01/2028         15,000
 32,500        Tuscaloosa Count Port Auth.
                 (LOC - PNC Financial Services Group)                      0.94          12/01/2031         32,500
  5,190        West Jefferson IDB                                          0.92           6/01/2028          5,190
                                                                                                        ----------
                                                                                                           150,865
                                                                                                        ----------
               ARKANSAS (0.2%)
  5,175        Texarkana (LOC - PNC Financial Services Group)              0.99           3/01/2021          5,175
                                                                                                        ----------
               CALIFORNIA (3.3%)
  9,010        ABAG Finance Auth. for Nonprofit Corps.
                 (LOC - KBC Bank N.V.)                                     1.12           5/15/2035          9,010
  4,750        Bay Area Toll Auth. (LOC - Mitsubishi UFJ
                 Financial Group Inc.)                                     0.84           4/01/2045          4,750
 10,275        Irvine (LOC - Sumitomo Mitsui Banking Corp.)(a)             0.82           9/02/2050         10,275
 11,500        Pasadena (LOC - Bank of America Corp.)                      0.89           2/01/2035         11,500
 25,670        Sacramento City Financing Auth. (LIQ)
                 (LOC - Deutsche Bank A.G.)(b)                             1.04          12/01/2033         25,670
  4,000        SPEAR (LIQ) (LOC - Deutsche Bank A.G.)(b)                   1.19           8/01/2031          4,000
  4,500        Statewide Communities Dev. Auth.
                 (LOC - Comerica Bank, N.A.)                               0.91          12/01/2024          4,500
  6,600        Statewide Communities Dev. Auth.                            0.82          11/01/2030          6,600
                                                                                                        ----------
                                                                                                            76,305
                                                                                                        ----------
               COLORADO (0.4%)
  9,425        Sheridan County (LOC - JP Morgan Chase & Co.)               0.96          12/01/2029          9,425
                                                                                                        ----------
               CONNECTICUT (0.2%)
  5,000        Health and Educational Facilities Auth.
                 (LOC - Bank of America Corp.)                             0.90           7/01/2030          5,000
                                                                                                        ----------
               DISTRICT OF COLUMBIA (0.9%)
  1,800        District of Columbia (LOC - Bank of America Corp.)          0.95           7/01/2022          1,800
  6,300        District of Columbia (LOC - SunTrust Bank)                  0.90          10/01/2037          6,300

================================================================================

10  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 1,245        Metropolitan Washington Airports Auth.
                 (LOC - Toronto-Dominion Bank)                             0.88%         10/01/2039     $    1,245
 12,000        Metropolitan Washington Airports Auth.
                 (LOC - Sumitomo Mitsui Banking Corp.)                     0.90          10/01/2039         12,000
                                                                                                        ----------
                                                                                                            21,345
                                                                                                        ----------
               FLORIDA (2.6%)
  6,150        Dade County IDA                                             0.88           6/01/2021          6,150
  6,000        Escambia County                                             0.92           4/01/2039          6,000
 11,500        Jacksonville                                                0.89           5/01/2029         11,500
  2,560        Lee County IDA (LOC - Fifth Third Bank)                     0.98           6/01/2025          2,560
 16,500        Martin County                                               0.88           7/15/2022         16,500
  9,310        St. Lucie County                                            0.89           9/01/2028          9,310
  8,560        UCF Health Facilities Corp.
                 (LOC - Fifth Third Bank)                                  0.96           7/01/2037          8,560
                                                                                                        ----------
                                                                                                            60,580
                                                                                                        ----------
               GEORGIA (0.6%)
  2,100        Cobb County Dev. Auth. (LOC - Federal Home
                 Loan Bank of Atlanta)                                     0.94           2/01/2030          2,100
 12,600        Roswell Housing Auth. (LOC - Northern Trust Corp.)          0.85           9/01/2027         12,600
                                                                                                        ----------
                                                                                                            14,700
                                                                                                        ----------
               ILLINOIS (7.4%)
  2,980        Dev. Finance Auth. (LOC - Bank of America Corp.)            0.93           9/01/2032          2,980
 16,000        Dev. Finance Auth. (LOC - Fifth Third Bank)                 0.96           2/01/2033         16,000
  1,770        Educational Facilities Auth. (LOC - Fifth Third Bank)       0.96           7/01/2024          1,770
  3,490        Educational Facilities Auth. (LOC - Huntington
                 National Bank)                                            1.15          10/01/2032          3,490
  2,490        Finance Auth. (LOC - Fifth Third Bank)                      1.04           3/01/2031          2,490
  5,980        Finance Auth. (LOC - Northern Trust Corp.)                  0.90           4/01/2033          5,980
 12,410        Finance Auth. (LOC - Huntington National Bank)              1.15          10/01/2033         12,410
 11,760        Finance Auth. (LOC - JP Morgan Chase & Co.)                 0.86           5/01/2038         11,760
 13,875        Finance Auth. (LOC - Fifth Third Bank)                      1.10           6/01/2038         13,875
  9,000        Finance Auth. (LOC - Key Bank, N.A.)(c)                     0.90          11/01/2039          9,000
 30,145        Finance Auth. (LOC - Bank of Montreal)                      0.87           8/01/2040         30,145
 15,400        Galesburg Revenue (LOC - PNC Financial
                 Services Group)                                           0.88           3/01/2031         15,400
 13,200        Kane County (LOC - Fifth Third Bank)                        0.96           2/01/2028         13,200
 10,040        Metropolitan Pier & Exposition Auth. (LIQ)
                 (LOC - Royal Bank of Canada)(b),(c)                       0.92           6/15/2020         10,040
  4,249        Springfield Airport Auth.                                   1.26          10/15/2016          4,249
 18,890        Village of Morton Grove
                 (LOC - Bank of America Corp.)                             0.88          12/01/2041         18,890
                                                                                                        ----------
                                                                                                           171,679
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               INDIANA (1.8%)
$ 5,655        Berne (LOC - Federal Home Loan Bank of
                 Indianapolis)                                             0.99%         10/01/2033     $    5,655
 11,025        Dearborn County EDA (LOC - Fifth Third Bank)                0.96           4/01/2036         11,025
  3,865        Evansville (LOC - Fifth Third Bank)                         0.96           1/01/2025          3,865
  9,115        Finance Auth. (LOC - Federal Home Loan Bank of
                 Indianapolis)                                             0.99           7/01/2029          9,115
  1,010        Finance Auth. (LOC - Fifth Third Bank)                      0.98           9/01/2031          1,010
  2,245        Finance Auth. (LOC - PNC Financial Services Group)          0.99           6/01/2037          2,245
  4,000        Hospital Revenue Finance Auth.
                 (LOC - Bank of Montreal)                                  0.82          12/01/2031          4,000
  4,550        Hospital Revenue Finance Auth.
                 (LOC - Bank of Montreal)                                  0.82          12/01/2031          4,550
                                                                                                        ----------
                                                                                                            41,465
                                                                                                        ----------
               IOWA (5.5%)
  6,850        Chillicothe                                                 0.90           1/01/2023          6,850
 12,750        Council Bluffs                                              0.89           1/01/2025         12,750
  9,600        Finance Auth                                                0.99           6/01/2039          9,600
 31,160        Finance Auth.                                               0.99           6/01/2036         31,160
 41,763        Finance Auth.                                               0.99           9/01/2036         41,763
 19,900        Louisa County                                               0.88          10/01/2024         19,900
  5,500        Urbandale (LOC - Wells Fargo & Co.)                         0.97          11/01/2020          5,500
                                                                                                        ----------
                                                                                                           127,523
                                                                                                        ----------
               KENTUCKY (1.1%)
  9,340        Georgetown (LOC - Fifth Third Bank)                         0.96          11/15/2029          9,340
  2,585        Lexington-Fayette Urban County (LOC -
                 Federal Home Loan Bank of Cincinnati)                     1.09          12/01/2027          2,585
  4,016        Lexington-Fayette Urban County
                 (LOC - Fifth Third Bank)                                  0.96          12/01/2031          4,016
  8,430        Lexington-Fayette Urban County
                 (LOC - Fifth Third Bank)                                  0.96           1/01/2033          8,430
                                                                                                        ----------
                                                                                                            24,371
                                                                                                        ----------
               LOUISIANA (1.7%)
    175        Environmental Facilities and Community Dev. Auth.
                 (LOC - Federal Home Loan Bank of Dallas)                  0.92           4/01/2018            175
  7,500        Environmental Facilities and Community Dev. Auth.           0.98          12/01/2030          7,500
  1,550        Hammond Area Economic and Industrial Dev.
                 District (LOC - Federal Home Loan Bank of Dallas)         0.94           3/01/2033          1,550
  5,905        New Orleans (LOC - Capital One, N.A.)                       1.07           8/01/2024          5,905
  7,915        Public Facilities Auth.                                     0.90           8/01/2017          7,915
    270        Public Facilities Auth. (LOC - Capital One, N.A.)           1.11           7/01/2023            270
 11,000        St. James Parish                                            1.02          11/01/2040         11,000

================================================================================

12  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 6,340        St. Tammany Parish Dev. District (LOC - Federal
                 Home Loan Bank of Dallas)                                 0.94%          3/01/2033     $    6,340
                                                                                                        ----------
                                                                                                            40,655
                                                                                                        ----------
               MARYLAND (0.4%)
  9,705        Williamsport (LOC - Manufacturers &
                 Traders Trust Co.)                                        0.89          11/01/2037          9,705
                                                                                                        ----------
               MICHIGAN (2.4%)
  1,750        Finance Auth. (LOC - Fifth Third Bank)                      0.86          12/01/2032          1,750
  5,000        Finance Auth. (LOC - Fifth Third Bank)                      0.86          12/01/2032          5,000
  7,500        Finance Auth. (LOC - Fifth Third Bank)                      0.86          12/01/2032          7,500
 26,340        Higher Educational Facilities Auth.
                 (LOC - Comerica Bank, N.A.)                               0.92          11/01/2036         26,340
 10,000        Oakland County EDC (LOC - Fifth Third Bank)                 0.96           3/01/2029         10,000
  3,115        Strategic Fund (LOC - Fifth Third Bank)                     0.96           8/01/2023          3,115
    940        Strategic Fund (LOC - Fifth Third Bank)                     0.96          10/01/2027            940
  2,265        Strategic Fund (LOC - Fifth Third Bank)                     0.98           4/01/2035          2,265
                                                                                                        ----------
                                                                                                            56,910
                                                                                                        ----------
               MINNESOTA (0.3%)
  2,120        Canby Community Hospital District No.1                      1.22          11/01/2026          2,120
  4,590        New Ulm (LOC - Federal Home Loan
                 Bank of Chicago)                                          0.97          10/01/2040          4,590
                                                                                                        ----------
                                                                                                             6,710
                                                                                                        ----------
               MISSISSIPPI (0.5%)
  4,470        Business Finance Corp. (LOC - Federal Home Loan
                 Bank of Dallas)                                           0.94           3/01/2033          4,470
  8,170        Business Finance Corp. (LOC - PNC Financial
                 Services Group)                                           0.92          12/01/2036          8,170
                                                                                                        ----------
                                                                                                            12,640
                                                                                                        ----------
               MISSOURI (1.3%)
  1,050        Health and Educational Facilities Auth.
                 (LOC - Fifth Third Bank)                                  0.96          11/01/2020          1,050
 20,000        Jackson County IDA (LOC -
                 Commerce Bank, N.A.)                                      0.90           7/01/2025         20,000
  3,300        St. Louis County IDA (LOC - U.S. Bancorp)                   0.96           6/15/2024          3,300
  6,800        St. Louis County IDA (LOC - Fifth Third Bank)               0.96           9/01/2038          6,800
                                                                                                        ----------
                                                                                                            31,150
                                                                                                        ----------
               NEBRASKA (0.4%)
 10,000        Washington County                                           0.99          12/01/2040         10,000
                                                                                                        ----------
               NEW HAMPSHIRE (2.1%)
 34,990        Business Finance (LOC - Landesbank
                 Hessen-Thuringen)                                         0.99           9/01/2030         34,990

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 6,185        Health and Education Facilities Auth.
                 (LOC - Citizens Financial Group)                          0.95%          7/01/2038     $    6,185
  8,670        Health and Educational Facilities Auth.
                 (LOC - Citizens Financial Group)                          1.02          10/01/2030          8,670
                                                                                                        ----------
                                                                                                            49,845
                                                                                                        ----------
               NEW JERSEY (1.0%)
  3,465        EDA (LOC - Bank of America Corp.)                           0.88          11/01/2027          3,465
 18,840        Educational Facilities Auth.
                 (LOC - Citizens Financial Group)                          0.97           7/01/2036         18,840
                                                                                                        ----------
                                                                                                            22,305
                                                                                                        ----------
               NEW MEXICO (0.2%)
  5,000        Hospital Equipment Loan Council
                 (LOC - Fifth Third Bank)                                  0.98           7/01/2025          5,000
                                                                                                        ----------
               NEW YORK (10.2%)
  4,000        Albany IDA (LOC - Citizens Financial Group)                 1.05           5/01/2035          4,000
  9,420        Albany IDA (LOC - Key Bank, N.A.)                           0.91           7/01/2035          9,420
 15,745        Amherst IDA (LOC - Manufacturers &
                 Traders Trust Co.)(a)                                     0.89          10/01/2031         15,745
  1,430        Clinton County IDA (LOC - Key Bank, N.A.)                   0.91           7/01/2017          1,430
 10,500        Clinton County IDA (LOC - Key Bank, N.A.)                   0.91           7/01/2042         10,500
  1,325        Erie County IDA (LOC - Key Bank, N.A.)                      0.96           6/01/2022          1,325
  4,140        Erie County IDA (LOC - Key Bank, N.A.)                      0.96           3/01/2024          4,140
  3,590        Guilderland IDA (LOC - Key Bank, N.A.)                      0.96           7/01/2032          3,590
  6,600        Housing Finance Agency
                 (LOC - Landesbank Hessen-Thuringen)                       0.84          11/01/2037          6,600
  4,400        Housing Finance Agency
                 (LOC - Landesbank Hessen-Thuringen)                       0.87           5/01/2042          4,400
  1,800        Housing Finance Agency (LOC - Landesbank
                 Hessen-Thuringen)                                         0.87           5/01/2042          1,800
 10,000        Housing Finance Agency (LOC - Manufacturers &
                 Traders Trust Co.)                                        0.85           5/01/2046         10,000
 16,170        Housing Finance Agency (LOC - Wells Fargo & Co.)            0.88          11/01/2046         16,170
 12,500        Liberty Development Corp. (LIQ)
                 (LOC - Royal Bank of Canada)(b),(c)                       0.92          11/15/2019         12,500
 12,300        MTA (LOC - BNP Paribas)                                     0.89          11/15/2045         12,300
 18,825        Hudson Yards Infrastructure Corp. (LIQ)
                 (LOC - Royal Bank of Canada)(b)                           0.92           2/15/2019         18,825
  5,800        New York City (LIQ)(b)                                      0.88           8/01/2020          5,800
  7,300        New York City (LOC - Sumitomo Mitsui
                 Banking Corp.)                                            0.85           9/01/2035          7,300
  5,900        New York City (LOC - Manufacturers &
                 Traders Trust Co.)                                        1.08          12/01/2040          5,900

================================================================================

14  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$15,125        New York City Health and Hospitals Corp.
                 (LOC - JP Morgan Chase & Co.)                             0.81%          2/15/2026     $   15,125
 25,255        New York City IDA (LOC - Key Bank, N.A.)                    0.92           7/01/2038         25,255
    905        Niagara County IDA (LOC - Key Bank, N.A.)                   0.96           9/01/2021            905
  7,810        Oneida County IDA (LOC - Manufacturers &
                 Traders Trust Co.)                                        0.89           6/01/2030          7,810
  4,175        Oneida County IDA (LOC - Citizens
                 Financial Group)                                          0.99           7/01/2037          4,175
  4,160        Onondaga County IDA (LOC - Manufacturers &
                 Traders Trust Co.)                                        0.89          12/01/2031          4,160
  7,595        Ontario County IDA (LOC - Key Bank, N.A.)                   0.88           7/01/2030          7,595
  7,955        Ramapo Housing Auth. (LOC - Manufacturers &
                 Traders Trust Co.)                                        0.94          12/01/2029          7,955
  2,290        Seneca County IDA (LOC - Key Bank, N.A.)                    0.96           4/01/2020          2,290
  2,110        St. Lawrence County
                 (LOC - Citizens Financial Group)                          0.96           7/01/2037          2,110
  3,525        Syracuse IDA (LOC - Key Bank, N.A.)                         0.96           1/01/2033          3,525
  6,200        Tompkins County IDA
                 (LOC - Bank of America Corp.)                             0.96           2/01/2037          6,200
                                                                                                        ----------
                                                                                                           238,850
                                                                                                        ----------
               OHIO (2.2%)
  2,880        Akron Metropolitan Housing Auth.
                 (LOC - Huntington National Bank)                          1.06           4/01/2018          2,880
  2,800        Cincinnati and Hamilton County
                 (LOC - Fifth Third Bank)                                  0.96           9/01/2025          2,800
  7,355        Delaware County (LOC - Fifth Third Bank)                    0.96          10/01/2033          7,355
  4,400        Hamilton County (LOC - Fifth Third Bank)                    0.96          12/01/2024          4,400
 11,200        Hamilton County (LOC - Fifth Third Bank)                    0.96          12/01/2026         11,200
  1,450        Highland County (LOC - Fifth Third Bank)                    0.98           8/01/2024          1,450
  2,920        Loraine Port Auth. (LOC - Key Bank, N.A.)                   1.00           7/01/2028          2,920
 11,355        Pike County Health Care Facilities
                 (LOC - Bank of America Corp.)                             0.97          11/01/2033         11,355
  2,095        Pike County Health Care Facilities
                 (LOC - Bank of America Corp.)                             0.97          11/01/2033          2,095
  3,790        Toledo-Lucas County Port Auth.
                 (LOC - Fifth Third Bank)                                  0.91           9/01/2019          3,790
  1,640        Wayne County (LOC - Fifth Third Bank)                       1.02           9/01/2021          1,640
                                                                                                        ----------
                                                                                                            51,885
                                                                                                        ----------
               OKLAHOMA (3.9%)
  6,520        Edmond EDA (LOC - Bank of Oklahoma, N.A.)                   0.99           6/01/2031          6,520
  8,700        Garfield County Industrial Auth.                            0.84           1/01/2025          8,700
 30,400        Muskogee Industrial Trust                                   0.80           1/01/2025         30,400
 36,000        Muskogee Industrial Trust                                   0.82           6/01/2027         36,000

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 8,615        Tulsa Industrial Auth. (LOC - Bank of
                 Oklahoma, N.A.)                                           0.99%         11/01/2026     $    8,615
                                                                                                        ----------
                                                                                                            90,235
                                                                                                        ----------
               PENNSYLVANIA (2.5%)
  8,355        Allegheny County Hospital Dev. Auth.
                 (LOC - PNC Financial Services Group)                      0.88           6/01/2035          8,355
  5,250        Chartiers Valley Industrial and Commercial
                 Dev. Auth.                                                1.38          11/15/2017          5,250
 27,350        Delaware Valley Regional Finance Auth.
                 (LOC - Bayerische Landesbank)                             0.95           6/01/2042         27,350
 17,185        Derry Township Industrial and Commercial Dev.
                 Auth. (LOC - PNC Financial Services Group)                0.88          11/01/2030         17,185
                                                                                                        ----------
                                                                                                            58,140
                                                                                                        ----------
               RHODE ISLAND (0.5%)
  4,285        EDC (LOC - Citizens Financial Group)                        0.97           3/01/2038          4,285
  7,465        Health and Educational Building Corp.
                 (LOC - Citizens Financial Group)                          0.85           6/01/2035          7,465
                                                                                                        ----------
                                                                                                            11,750
                                                                                                        ----------
               SOUTH CAROLINA (1.0%)
  3,800        EDA (LOC - Fifth Third Bank)                                0.96           2/01/2028          3,800
 13,510        Jobs EDA (LIQ) (LOC - Deutsche Bank A.G.)(b)                1.03          11/01/2029         13,510
  6,060        Public Service Auth. (LIQ)(b)                               0.96           6/01/2037          6,060
                                                                                                        ----------
                                                                                                            23,370
                                                                                                        ----------
               SOUTH DAKOTA (1.2%)
  5,975        Health and Educational Facilities Auth.                     1.22          11/01/2020          5,975
  2,690        Health and Educational Facilities Auth.                     1.22          11/01/2025          2,690
  5,575        Health and Educational Facilities Auth.                     1.22          11/01/2027          5,575
 13,210        Health and Educational Facilities Auth.
                 (LIQ) (LOC - Deutsche Bank A.G.)(b)                       1.03          11/01/2040         13,210
                                                                                                        ----------
                                                                                                            27,450
                                                                                                        ----------
               TENNESSEE (0.8%)
 11,340        Chattanooga Health, Educational and
                 Housing Facilities Board                                  0.98           5/01/2039         11,340
  5,560        Metropolitan Government of Nashville and
                 Davidson County (LOC - Fifth Third Bank)                  0.96          12/01/2024          5,560
  2,070        Williamson County IDB (LOC - Fifth Third Bank)              0.98          12/01/2027          2,070
                                                                                                        ----------
                                                                                                            18,970
                                                                                                        ----------
               TEXAS (4.2%)
 26,300        Atascosa County IDC (NBGA)                                  0.96           6/30/2020         26,300
 14,230        Austin (LOC - JP Morgan Chase & Co.)                        0.88          11/15/2029         14,230
  7,200        Brazos Harbor IDC                                           0.98           7/01/2022          7,200

================================================================================

16  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$15,000        Port Arthur                                                 0.98%         12/01/2040     $   15,000
 25,000        Port Arthur                                                 0.98           6/01/2041         25,000
 11,000        Port of Port Arthur Navigation District                     0.94          12/01/2039         11,000
                                                                                                        ----------
                                                                                                            98,730
                                                                                                        ----------
               VIRGINIA (3.2%)
  3,000        Fairfax County IDA                                          0.87           5/15/2042          3,000
  3,095        Greene County EDA (LOC - BB&T Corp.)                        0.97           6/01/2026          3,095
  3,000        Hampton Roads Sanitation District                           0.85           8/01/2046          3,000
  6,230        Hanover County EDA
                 (LOC - Bank of New York Mellon Corp.)                     0.83          11/01/2025          6,230
 11,015        Hanover County EDA (LOC - U.S. Bancorp)                     0.83          11/01/2025         11,015
  5,050        Lexington IDA                                               0.75           1/01/2035          5,050
  5,500        Loudoun County IDA (LOC - Northern Trust Corp.)             0.85           6/01/2034          5,500
 13,000        Loudoun County IDA                                          0.83           2/15/2038         13,000
  5,700        Loudoun County IDA                                          0.84           2/15/2038          5,700
  1,900        Lynchburg IDA (LOC - Federal Home
                 Loan Bank of Atlanta)                                     0.86           1/01/2028          1,900
  1,200        Madison County IDA (LOC - SunTrust Bank)                    0.91          10/01/2037          1,200
  8,605        Montgomery County IDA (LOC - Bank
                 of New York Mellon Corp.)                                 0.90           6/01/2035          8,605
  3,415        Norfolk EDA                                                 0.86          11/01/2034          3,415
    950        Small Business Financing Auth. (LOC - Bank
                 of America Corp.)                                         0.88           7/01/2030            950
  2,215        Univ. of Virginia (LIQ)(b)                                  0.87          12/01/2017          2,215
                                                                                                        ----------
                                                                                                            73,875
                                                                                                        ----------
               WASHINGTON (1.3%)
 19,400        Health Care Facilities Auth.
                 (LOC - Barclays Bank PLC)                                 0.83           8/15/2041         19,400
 10,310        Higher Education Facilities Auth.                           0.90          10/01/2031         10,310
    130        Seattle Housing Auth. (LOC - Key Bank, N.A.)                0.96           9/01/2036            130
                                                                                                        ----------
                                                                                                            29,840
                                                                                                        ----------
               WEST VIRGINIA (2.0%)
 36,065        Hospital Finance Auth. (LOC - Fifth Third Bank)             0.94          10/01/2033         36,065
  9,630        Marshall County                                             0.88           3/01/2026          9,630
                                                                                                        ----------
                                                                                                            45,695
                                                                                                        ----------
               WISCONSIN (0.3%)
    545        Health and Educational Facilities Auth.
                 (LOC - JP Morgan Chase & Co.)                             0.96           5/01/2026            545
  5,645        Wind Point (LOC - U.S. Bancorp)                             1.00           9/01/2035          5,645
                                                                                                        ----------
                                                                                                             6,190
                                                                                                        ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
               WYOMING (0.5%)
$12,000        Gillette                                                    0.93%          1/01/2018     $   12,000
                                                                                                        ----------
               Total Variable-Rate Demand Notes (cost: $1,740,333)                                       1,740,333
                                                                                                        ----------
               PUT BONDS (1.2%)

               MONTANA (1.2%)
  7,335        Board of Investments (NBGA)                                 0.52(d)        3/01/2025          7,335
  1,850        Board of Investments (NBGA)                                 0.52(d)        3/01/2028          1,850
 18,080        Board of Investments (NBGA)                                 0.52(d)        3/01/2029         18,080
                                                                                                        ----------
                                                                                                            27,265
                                                                                                        ----------
               Total Put Bonds (cost: $27,265)                                                              27,265
                                                                                                        ----------
               ADJUSTABLE-RATE NOTES (1.0%)

               CALIFORNIA (1.0%)
 24,775        Golden Empire Schools Financing Auth.
                 (cost: $24,775)                                           1.34(d)        5/01/2017         24,775
                                                                                                        ----------
               FIXED-RATE INSTRUMENTS (24.5%)

               CALIFORNIA (2.7%)
 26,900        San Diego County Water Auth.                                0.48          10/06/2016         26,900
  5,000        San Diego County Water Auth.                                0.50          10/17/2016          5,000
  5,000        San Diego County Water Auth.                                0.72          11/08/2016          5,000
 26,000        Statewide Communities Dev. Auth.                            0.77          11/04/2016         26,000
                                                                                                        ----------
                                                                                                            62,900
                                                                                                        ----------
               MARYLAND (1.5%)
 20,000        Johns Hopkins Univ.                                         0.45          10/04/2016         20,000
 15,000        Johns Hopkins Univ.                                         0.45          10/05/2016         15,000
                                                                                                        ----------
                                                                                                            35,000
                                                                                                        ----------
               NEW YORK (8.7%)
 13,000        Addison CSD                                                 2.00           6/27/2017         13,103
  3,490        Adirondack CSD                                              1.50           7/20/2017          3,507
 10,000        Auburn                                                      1.50           5/27/2017         10,031
  3,025        Batavia CSD                                                 1.50           2/16/2017          3,034
  2,715        Berlin CSD                                                  2.00           6/28/2017          2,734
 16,540        Chenango Forks CSD                                          2.00           6/22/2017         16,657
  6,500        Chenango Valley CSD                                         1.50           7/14/2017          6,530
  8,351        Cuba Rushford CSD                                           2.00           6/23/2017          8,411
  7,900        East Bloomfield CSD                                         2.00           7/07/2017          7,965
  2,994        Fredonia CSD                                                2.00           6/27/2017          3,014
  8,670        Gates Chili CSD                                             2.00           6/23/2017          8,737
  6,000        Genesee County                                              1.50          12/16/2016          6,008

================================================================================

18  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                    COUPON            FINAL            VALUE
(000)          SECURITY                                                    RATE           MATURITY           (000)
------------------------------------------------------------------------------------------------------------------
$ 6,500        Johnstown School District                                   1.50%          7/20/2017     $    6,533
 17,388        Kendall CSD                                                 1.25           6/30/2017         17,401
  4,100        Lansing CSD                                                 2.00           6/28/2017          4,131
  7,500        Maine Endwell CSD                                           2.00           6/30/2017          7,565
  7,000        Municipal Water Finance Auth.                               0.70          10/06/2016          7,000
 16,145        Oakfield CSD                                                2.00           7/06/2017         16,267
  5,095        Pavilion CSD                                                2.00           6/23/2017          5,130
  9,965        Salmon River CSD                                            2.00           7/21/2017         10,040
  8,785        Silver Creek CSD                                            2.00           6/15/2017          8,848
  4,035        Spencer Van Etten CSD                                       2.25           6/29/2017          4,071
  7,300        Wallkill CSD                                                2.00           6/30/2017          7,358
  3,100        Waverly CSD                                                 2.00           7/28/2017          3,124
 15,147        Yorkshire-Pioneer CSD                                       2.00           6/27/2017         15,268
                                                                                                        ----------
                                                                                                           202,467
                                                                                                        ----------
               SOUTH CAROLINA (1.2%)
  3,768        Public Service Auth.                                        0.51          10/04/2016          3,768
 22,548        Public Service Auth.                                        0.48          10/06/2016         22,548
  2,207        Public Service Auth.                                        0.70          10/06/2016          2,207
                                                                                                        ----------
                                                                                                            28,523
                                                                                                        ----------
               TEXAS (9.8%)
 10,000        Dallas Area Rapid Transit                                   0.50          10/06/2016         10,000
 22,500        Dallas Area Rapid Transit                                   0.50          11/03/2016         22,500
 10,000        Dallas Area Rapid Transit                                   0.54          11/10/2016         10,000
 10,000        Dallas Area Rapid Transit                                   0.52          11/15/2016         10,000
 30,000        Dallas Area Rapid Transit                                   0.78          12/01/2016         30,000
  5,100        Houston                                                     0.50          10/18/2016          5,100
 10,000        Houston                                                     0.50          10/18/2016         10,000
  5,000        Houston                                                     0.75          11/03/2016          5,000
 15,000        Houston                                                     0.75          11/10/2016         15,000
 10,000        Houston (LOC - Citigroup, Inc.)                             0.75          11/15/2016         10,000
 15,000        Houston                                                     0.60          11/22/2016         15,000
 21,460        San Antonio                                                 0.50          10/04/2016         21,460
 33,000        San Antonio                                                 0.50          10/05/2016         33,000
 12,000        San Antonio                                                 0.73          10/13/2016         12,000
 15,000        San Antonio                                                 0.75          11/03/2016         15,000
  5,000        Univ. of Texas                                              0.45          10/06/2016          5,000
                                                                                                        ----------
                                                                                                           229,060
                                                                                                        ----------
               VIRGINIA (0.6%)
 13,065        Stafford County & Staunton IDA
                 (LOC - Bank of America Corp.)                             0.80          10/18/2016         13,065
               Total Fixed-Rate Instruments (cost: $571,015)                                               571,015
                                                                                                        ----------

               TOTAL INVESTMENTS (COST: $2,363,388)                                                     $2,363,388
                                                                                                        ==========

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------
($ IN 000s)                            VALUATION HIERARCHY
---------------------------------------------------------------------------------------------
ASSETS                                   LEVEL 1         LEVEL 2      LEVEL 3           TOTAL
---------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                    $-      $1,740,333           $-      $1,740,333
Put Bonds                                      -          27,265            -          27,265
Adjustable-Rate Notes                          -          24,775            -          24,775
Fixed-Rate Instruments                         -         571,015            -         571,015
---------------------------------------------------------------------------------------------
Total                                         $-      $2,363,388           $-      $2,363,388
---------------------------------------------------------------------------------------------

================================================================================

20  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at September 30, 2016, for federal income tax purposes, was approximately the same as that reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) At September 30, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (b) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

    (c) At September 30, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $31,540,000.

    (d) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at September 30, 2016.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  21

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                  $2,363,388
   Cash                                                                                         392
   Receivables:
       Capital shares sold                                                                    3,657
       Interest                                                                               2,525
                                                                                         ----------
           Total assets                                                                   2,369,962
                                                                                         ----------
LIABILITIES
   Payables:
       Securities purchased                                                                  27,589
       Capital shares redeemed                                                                8,039
       Dividends on capital shares                                                               42
   Accrued management fees                                                                      551
   Other accrued expenses and Payables                                                          399
                                                                                         ----------
           Total liabilities                                                                 36,620
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $2,333,342
                                                                                         ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                       $2,330,778
   Undistributed net investment income                                                           (1)
                                                                                         ----------
   Accumulated net realized gain on investments                                               2,565
                                                                                         ----------
               Net assets applicable to capital shares outstanding                       $2,333,342
                                                                                         ==========
   Capital shares outstanding, no par value                                               2,330,770
                                                                                         ==========
   Net asset value, redemption price, and offering price per share                       $     1.00
                                                                                         ==========

See accompanying notes to financial statements.

================================================================================

22  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                          $ 6,956
                                                                                            -------
EXPENSES
   Management fees                                                                            3,568
   Administration and servicing fees                                                          1,274
   Transfer agent's fees                                                                      2,303
   Custody and accounting fees                                                                  146
   Postage                                                                                       83
   Shareholder reporting fees                                                                    28
   Trustees' fees                                                                                15
   Registration fees                                                                             23
   Professional fees                                                                             78
   Other                                                                                         18
                                                                                            -------
       Total expenses                                                                         7,536
   Expenses reimbursed                                                                       (1,085)
                                                                                            -------
       Net expenses                                                                           6,451
                                                                                            -------
NET INVESTMENT INCOME                                                                           505
                                                                                            -------
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                          2,546
                                                                                            -------
   Increase in net assets resulting from operations                                         $ 3,051
                                                                                            =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  23

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

---------------------------------------------------------------------------------------------------
                                                                    9/30/2016             3/31/2016
---------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                          $       505           $       262
   Net realized gain on investments                                     2,546                   334
                                                                  ---------------------------------
      Increase in net assets resulting from operations                  3,051                   596
                                                                  ---------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                 (506)                 (262)
   Net realized gains                                                       -                  (364)
                                                                  ---------------------------------
      Distributions to shareholders                                      (506)                 (626)
                                                                  ---------------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                        1,687,732             1,306,564
   Reinvested dividends                                                   482                   622
   Cost of shares redeemed                                         (1,991,871)           (1,349,410)
                                                                  ---------------------------------
      Decrease in net assets from capital share transactions         (303,657)              (42,224)
                                                                  ---------------------------------
   Net decrease in net assets                                        (301,112)              (42,254)

NET ASSETS
   Beginning of period                                              2,634,454             2,676,708
                                                                  ---------------------------------
   End of period                                                  $ 2,333,342           $ 2,634,454
                                                                  =================================
Undistributed net investment income:
   End of period                                                  $        (1)          $         -
                                                                  =================================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                                      1,687,732             1,306,564
   Shares issued for dividends reinvested                                 482                   622
   Shares redeemed                                                 (1,991,871)           (1,349,410)
                                                                  ---------------------------------
      Decrease in shares outstanding                                 (303,657)              (42,224)
                                                                  =================================

See accompanying notes to financial statements.

================================================================================

24  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment Company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment Company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Tax Exempt Money Market Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  25

================================================================================

    Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

26  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method.

E.  SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -
    Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. As of September 30, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $27,589,000.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  27

================================================================================

    purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

28  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $8,000, which represents 3.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    The Fund's investment management fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets. For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $3,568,000.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended September 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,274,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $35,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. For the six-month period ended September 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,303,000.

D. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to

================================================================================

30  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

    shareholders. For the six-month period ended September 30, 2016, the Fund incurred reimbursable expenses of $1,085,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. Effective October 14, 2016, the Fund operates as a Retail MMF and, in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                               SIX-MONTH
                              PERIOD ENDED
                              SEPTEMBER 30,                         YEAR ENDED MARCH 31,
                            -------------------------------------------------------------------------------------
                                  2016           2016           2015           2014           2013           2012
                            -------------------------------------------------------------------------------------
Net asset value at
  beginning of period       $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                            -------------------------------------------------------------------------------------
Income from investment
  operations:
  Net investment income(a)         .00            .00            .00            .00            .00            .00
  Net realized and
    unrealized gain(a)             .00            .00            .00            .00            .00            .00
                            -------------------------------------------------------------------------------------
Total from investment
  operations                       .00            .00            .00            .00            .00            .00
                            -------------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)        (.00)          (.00)          (.00)          (.00)          (.00)          (.00)
  Realized capital gains             -           (.00)(a)       (.00)(a)       (.00)(a)       (.00)(a)       (.00)(a)
                            -------------------------------------------------------------------------------------
Total distributions(a)            (.00)          (.00)          (.00)          (.00)          (.00)          (.00)
                            -------------------------------------------------------------------------------------
Net asset value at
  end of period             $     1.00     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                            =====================================================================================
Total return (%)*,(b)              .02            .02            .01            .02            .01            .04(c)
Net assets at
  end of period (000)       $2,333,342     $2,634,454     $2,676,708     $2,747,771     $2,683,358     $2,640,375
Ratios to average
  net assets:**
  Expenses (%)(b),(d)              .51(e)         .17            .15            .21            .34            .42(c)
  Expenses, excluding
    reimbursements (%)(d)          .59(e)         .58            .58            .56            .56            .57(c)
  Net investment income (%)        .04(e)         .01            .01            .01            .01            .03

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $2,538,580,000.
(a) Represents less than $0.01 per share.
(b) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(c) During the year ended March 31, 2012, SAS reimbursed the Fund $654,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.02%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

32  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  33

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                     EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE           APRIL 1, 2016 -
                                     APRIL 1, 2016        SEPTEMBER 30, 2016       SEPTEMBER 30, 2016
                                     ----------------------------------------------------------------
Actual                                 $1,000.00              $1,000.20**                 $2.56**

Hypothetical
  (5% return before expenses)           1,000.00               1,022.51**                  2.59**

 *Expenses are equal to the Fund's annualized expense ratio of 0.51%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.02% for the six-month period of April 1, 2016, through September 30, 2016.

**The Funds' annualized expense ratio of 0.51% above reflects a change in the transfer agency fee structure from a per-account fee to an asset-based fee effective June 1, 2016. Had this change been in effect for the entire six-month period of April 1, 2016, through September 30, 2016, the Funds' expense ratio would have been 0.55%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                     EXPENSES PAID
                                       BEGINNING                ENDING               DURING PERIOD*
                                     ACCOUNT VALUE           ACCOUNT VALUE           APRIL 1, 2016 -
                                     APRIL 1, 2016        SEPTEMBER 30, 2016       SEPTEMBER 30, 2016
                                     ----------------------------------------------------------------
Actual                                 $1,000.00              $1,000.20                   $2.76

Hypothetical
  (5% return before expenses)           1,000.00               1,022.31                    2.79

================================================================================

34  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                    ADVISORY AGREEMENT(S) |  35

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of

================================================================================

36  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was below the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality

================================================================================

                                                     ADVISORY AGREEMENT(S) |  37

================================================================================

of the services provided by the Manager. The Board also noted the level and method of computing the management fee. The Board took into account management's discussion of the Fund's expenses, noting that the Manager had reimbursed a significant portion of Fund expenses during the previous year.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail open-end investment companies with the same classification/ objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 20% of its performance universe for the one-year period ended December 31, 2015, was in the top 40% of its performance universe for the three-year period ended December 31, 2015, was in the top 30% of its performance universe for the five-year period ended December 31, 2015, and was in the top 5% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the

================================================================================

38  | USAA TAX EXEMPT MONEY MARKET FUND

================================================================================

overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of the services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  39

================================================================================
TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39598-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA TAX EXEMPT SHORT-TERM FUND]

 ==============================================================

         SEMIANNUAL REPORT
         USAA TAX EXEMPT SHORT-TERM FUND
         FUND SHARES o ADVISER SHARES
         SEPTEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Portfolio of Investments                                                 16

    Notes to Portfolio of Investments                                        30

    Financial Statements                                                     32

    Notes to Financial Statements                                            35

EXPENSE EXAMPLE                                                              48

ADVISORY AGREEMENT(S)                                                        50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211749-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PROVIDES INVESTORS WITH INTEREST INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in investment-grade securities, the interest from which is exempt from federal income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is three years or less.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF REGINA G. SHAFER]                 [PHOTO OF DALE R. HOFFMANN]
REGINA G. SHAFER, CPA, CFA                  DALE R. HOFFMANN
USAA Asset                                  USAA Asset
Management Company                          Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The tax-exempt bond market advanced during the reporting period ended September 30, 2016, as demand for municipal securities outweighed the amount of available supply. Although new issuance picked up, it remained low by historical standards. Furthermore, it was dominated by refunding bonds rather than new issues. In a bond refunding, issuers call existing high-interest bonds and replace them with new bonds that have lower coupon rates. Meanwhile, as demand for municipal bonds increased, municipal bond mutual funds also received positive investment inflows every week of the reporting period. Investors continued to prefer municipal securities for their tax-advantaged status as well as their relative stability.

    Municipal bonds also benefited from the performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term U.S. Treasury securities rallied on strong demand, especially from foreign investors who favored U.S. Treasuries because of their relatively higher yields compared to the government bonds of other developed countries. As U.S. Treasury prices rose, their yields (which move in the opposite direction) fell. During the reporting period, the yield on a 30-year U.S. Treasury security dropped from 2.61% at 3/31/16 to 2.32% at 9/30/16. The yield curve (or, spectrum of maturities) flattened slightly as yields on Treasury Securities with maturities of three years and less edged up in anticipation of a Federal Reserve interest rate increase sometime later in 2016.

================================================================================

2  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

    Municipal credit quality remained strong as state and local governments continued to practice sound fiscal management and generally maintained healthy reserves. State and local revenues rose, though at a more moderate pace than in the recent past. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls. Unlike corporate issuers, many state and municipal governments have broad taxing powers and are required by law to balance their budgets.

o HOW DID THE USAA TAX EXEMPT SHORT-TERM FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended September 30, 2016, the Fund Shares and Adviser Shares had a total return of 0.63% and 0.50%, respectively, versus an average return of 0.40% amongst the funds in the Lipper Short Municipal Debt Funds category. This compares to returns of 0.46% for the Lipper Short Municipal Debt Funds Index and 2.30% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 1.41% and 1.15%, respectively, compared to the Lipper category average of 0.78%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for most of its total return.

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    During the reporting period, we continued to invest a portion of the Fund's assets in variable rate demand notes (VRDNs). The VRDNs owned by the Fund possess a "demand" feature that allows the holder to sell the bond at par with notice of seven days or less. This helps us increase share price stability and also gives us the flexibility to act when attractive opportunities arise. During the reporting period, these VRDNs also generated more income for the Fund. In August and September 2016, shortly before the Securities Exchange Commission's money market fund reform rules became effective, a large number of money market funds sold VRDNs to come into compliance with the new regulations. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates. The increase in interest rates generally benefited the Fund.

    The Fund continued to benefit from our independent research during the reporting period. In our efforts to find attractive opportunities, we continued to work with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Each security is researched, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential risks.

    The Fund continued to maintain a diversified portfolio of more than 300 municipal bonds, primarily of investment grade. Our analysts continuously monitored the Fund's holdings. The Fund is diversified by sector, issuer, and geography, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary.
    o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

INVESTMENT OVERVIEW

USAA TAX EXEMPT SHORT-TERM FUND SHARES (FUND SHARES)
(Ticker Symbol: USSTX)

--------------------------------------------------------------------------------
                                          9/30/16                  3/31/16
--------------------------------------------------------------------------------
Net Assets                              $1.7 Billion            $1.8 Billion
Net Asset Value Per Share                 $10.58                   $10.59

LAST 12 MONTHS
Tax-Exempt Dividends Per Share            $0.149                   $0.156
Capital Gain Distributions Per Share         -                        -
Dollar-Weighted Average
Portfolio Maturity(+)                    2.0 Years               2.0 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16-9/30/16*            1 YEAR           5 YEARS            10 YEARS
         0.63%                  1.23%             1.39%               2.58%

--------------------------------------------------------------------------------
  30-DAY SEC YIELD** AS OF 9/30/16              EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
                0.93%                                       0.55%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED SEPTEMBER 30, 2016

-----------------------------------------------------------------------------------------------------------
                  TOTAL RETURN            =            DIVIDEND RETURN            +            PRICE CHANGE
-----------------------------------------------------------------------------------------------------------
10 YEARS              2.58%               =                 2.62%                 +               -0.04%
5 YEARS               1.39%               =                 1.76%                 +               -0.37%
1 YEAR                1.23%               =                 1.42%                 +               -0.19%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2007-SEPTEMBER 30, 2016

         [CHART OF ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS]

                         TOTAL                DIVIDEND                CHANGE IN
                        RETURN                 RETURN                SHARE PRICE
9/30/07                  3.26%                  3.73%                  -0.47%
9/30/08                  2.83%                  4.15%                  -1.32%
9/30/09                  5.53%                  4.09%                   1.44%
9/30/10                  4.29%                  2.68%                   1.61%
9/30/11                  3.00%                  2.72%                   0.28%
9/30/12                  2.92%                  2.27%                   0.65%
9/30/13                  0.64%                  1.93%                  -1.29%
9/30/14                  1.71%                  1.71%                   0.00%
9/30/15                  0.48%                  1.51%                  -1.03%
9/30/16                  1.23%                  1.42%                  -0.19%

                             [END CHART]

NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/16, and assuming marginal federal tax
rates of:                           28.00%     36.80%*     38.80%*      43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD           DIVIDEND RETURN
-------------------------------------------------------------------------------------
10 Years        2.62%           3.64%           4.15%           4.28%           4.63%
5 Years         1.76%           2.44%           2.78%           2.88%           3.11%
1 Year          1.42%           1.97%           2.25%           2.32%           2.51%

To match the Fund Shares' closing 30-day SEC Yield of 0.93% on 09/30/16

A FULLY TAXABLE INVESTMENT MUST PAY:    1.29%      1.47%       1.52%       1.64%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   BLOOMBERG BARCLAYS      USAA TAX EXEMPT      LIPPER SHORT MUNICIPAL
                     MUNICIPAL BOND        SHORT-TERM FUND            DEBT FUNDS
                         INDEX                 SHARES                   INDEX
09/30/06              $10,000.00             $10,000.00              $10,000.00
10/31/06               10,062.71              10,029.00               10,025.48
11/30/06               10,146.59              10,069.00               10,057.25
12/31/06               10,110.74              10,082.00               10,070.47
01/31/07               10,084.85              10,082.00               10,078.81
02/28/07               10,217.74              10,140.00               10,124.27
03/31/07               10,192.55              10,163.00               10,146.49
04/30/07               10,222.72              10,193.00               10,172.47
05/31/07               10,177.46              10,186.00               10,187.46
06/30/07               10,124.72              10,190.00               10,185.66
07/31/07               10,203.21              10,230.00               10,221.92
08/31/07               10,159.19              10,246.00               10,235.49
09/30/07               10,309.52              10,325.00               10,285.71
10/31/07               10,355.47              10,348.00               10,312.51
11/30/07               10,421.50              10,403.00               10,344.91
12/31/07               10,450.43              10,417.00               10,376.53
01/31/08               10,582.21              10,559.00               10,484.96
02/29/08               10,097.73              10,447.00               10,361.34
03/31/08               10,386.34              10,552.00               10,399.99
04/30/08               10,507.88              10,568.00               10,420.41
05/31/08               10,571.41              10,606.00               10,462.92
06/30/08               10,452.09              10,592.00               10,445.15
07/31/08               10,491.82              10,650.00               10,502.87
08/31/08               10,614.60              10,729.00               10,552.92
09/30/08               10,116.83              10,617.00               10,464.06
10/31/08               10,013.57              10,549.00               10,430.08
11/30/08               10,045.40              10,585.00               10,470.69
12/31/08               10,191.86              10,555.00               10,476.05
01/31/09               10,564.91              10,780.00               10,612.69
02/28/09               10,620.41              10,786.00               10,609.90
03/31/09               10,622.35              10,803.00               10,638.66
04/30/09               10,834.56              10,871.00               10,686.82
05/31/09               10,949.17              10,936.00               10,730.34
06/30/09               10,846.60              10,958.00               10,751.17
07/31/09               11,028.07              11,034.00               10,808.64
08/31/09               11,216.61              11,094.00               10,836.16
09/30/09               11,619.14              11,204.00               10,908.21
10/31/09               11,375.24              11,187.00               10,896.20
11/30/09               11,469.23              11,264.00               10,942.23
12/31/09               11,507.99              11,281.00               10,955.33
01/31/10               11,567.92              11,346.00               10,984.17
02/28/10               11,680.05              11,412.00               11,007.99
03/31/10               11,652.09              11,392.00               10,997.80
04/30/10               11,793.69              11,451.00               11,017.58
05/31/10               11,882.15              11,485.00               11,038.41
06/30/10               11,889.21              11,511.00               11,049.55
07/31/10               12,037.46              11,592.00               11,092.99
08/31/10               12,313.06              11,681.00               11,130.01
09/30/10               12,293.82              11,684.00               11,123.47
10/31/10               12,259.77              11,699.00               11,130.47
11/30/10               12,014.62              11,659.00               11,112.62
12/31/10               11,781.79              11,611.00               11,094.90
01/31/11               11,695.00              11,604.00               11,098.80
02/28/11               11,881.18              11,664.00               11,121.47
03/31/11               11,841.59              11,691.00               11,140.63
04/30/11               12,053.65              11,762.00               11,178.36
05/31/11               12,259.63              11,843.00               11,228.35
06/30/11               12,302.40              11,892.00               11,252.69
07/31/11               12,427.95              11,962.00               11,291.45
08/31/11               12,640.57              12,020.00               11,326.96
09/30/11               12,771.24              12,036.00               11,331.50
10/31/11               12,723.76              12,015.00               11,315.98
11/30/11               12,798.93              12,052.00               11,335.52
12/31/11               13,042.41              12,124.00               11,372.03
01/31/12               13,344.04              12,192.00               11,414.90
02/29/12               13,357.19              12,227.00               11,441.25
03/31/12               13,270.40              12,206.00               11,427.74
04/30/12               13,423.49              12,251.00               11,455.69
05/31/12               13,534.92              12,295.00               11,472.96
06/30/12               13,520.39              12,304.00               11,477.57
07/31/12               13,734.67              12,347.00               11,504.34
08/31/12               13,750.31              12,368.00               11,514.06
09/30/12               13,833.37              12,386.00               11,530.43
10/31/12               13,872.40              12,407.00               11,536.03
11/30/12               14,100.94              12,443.00               11,558.23
12/31/12               13,926.66              12,429.00               11,540.42
01/31/13               13,984.66              12,436.00               11,559.46
02/28/13               14,027.02              12,480.00               11,577.34
03/31/13               13,966.53              12,500.00               11,583.26
04/30/13               14,119.63              12,520.00               11,597.30
05/31/13               13,947.15              12,507.00               11,588.47
06/30/13               13,552.23              12,443.00               11,533.98
07/31/13               13,433.74              12,451.00               11,543.41
08/31/13               13,242.02              12,436.00               11,528.89
09/30/13               13,527.03              12,465.00               11,551.58
10/31/13               13,633.90              12,496.00               11,581.13
11/30/13               13,605.80              12,503.00               11,585.92
12/31/13               13,571.05              12,510.00               11,586.61
01/31/14               13,835.44              12,552.00               11,621.18
02/28/14               13,997.67              12,593.00               11,650.87
03/31/14               14,021.21              12,575.00               11,626.95
04/30/14               14,189.67              12,605.00               11,651.05
05/31/14               14,372.39              12,636.00               11,677.12
06/30/14               14,384.85              12,641.00               11,675.44
07/31/14               14,410.18              12,646.00               11,679.17
08/31/14               14,584.73              12,675.00               11,697.21
09/30/14               14,599.54              12,678.00               11,706.52
10/31/14               14,699.62              12,695.00               11,716.43
11/30/14               14,725.09              12,698.00               11,716.57
12/31/14               14,799.29              12,702.00               11,707.66
01/31/15               15,061.60              12,741.00               11,752.25
02/28/15               14,906.29              12,733.00               11,733.36
03/31/15               14,949.34              12,736.00               11,730.88
04/30/15               14,870.85              12,717.00               11,724.67
05/31/15               14,829.74              12,698.00               11,704.95
06/30/15               14,816.31              12,691.00               11,709.93
07/31/15               14,923.59              12,720.00               11,727.17
08/31/15               14,952.94              12,711.00               11,731.64
09/30/15               15,061.18              12,739.00               11,751.65
10/31/15               15,121.12              12,768.00               11,771.36
11/30/15               15,181.20              12,770.00               11,759.97
12/31/15               15,287.92              12,775.00               11,763.93
01/31/16               15,470.36              12,811.00               11,803.84
02/29/16               15,494.59              12,813.00               11,820.28
03/31/16               15,543.73              12,816.00               11,805.27
04/30/16               15,658.07              12,832.00               11,826.27
05/31/16               15,700.42              12,835.00               11,822.49
06/30/16               15,950.14              12,887.00               11,860.95
07/31/16               15,959.83              12,902.00               11,879.15
08/31/16               15,981.42              12,905.00               11,878.75
09/30/16               15,901.69              12,897.00               11,859.44

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index (Index) tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the Index because the Index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Short Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Short Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA TAX EXEMPT              LIPPER SHORT MUNICIPAL
                               SHORT-TERM FUND                   DEBT FUNDS
                                  SHARES                           AVERAGE
09/30/07                           3.69%                            3.18%
09/30/08                           4.18%                            3.23%
09/30/09                           3.89%                            3.04%
09/30/10                           2.58%                            1.42%
09/30/11                           2.65%                            1.45%
09/30/12                           2.22%                            1.21%
09/30/13                           1.96%                            0.86%
09/30/14                           1.69%                            0.77%
09/30/15                           1.52%                            0.72%
09/30/16                           1.41%                            0.78%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/07 to 9/30/16.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA TAX EXEMPT SHORT-TERM FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UTESX)

--------------------------------------------------------------------------------
                                             9/30/16                 3/31/16
--------------------------------------------------------------------------------
Net Assets                                $23.6 Million           $31.0 Million
Net Asset Value Per Share                    $10.58                  $10.59

LAST 12 MONTHS
Tax-Exempt Dividends Per Share               $0.122                  $0.129
Capital Gain Distributions Per Share            -                       -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
  3/31/16-9/30/16*     1 YEAR         5 YEARS          SINCE INCEPTION 8/01/10
        0.50%          0.87%           1.14%                     1.49%

--------------------------------------------------------------------------------
                        30-DAY SEC YIELD** AS OF 9/30/16
--------------------------------------------------------------------------------
  UNSUBSIDIZED         0.50%          SUBSIDIZED                 0.68%

--------------------------------------------------------------------------------
                         EXPENSE RATIOS AS OF 3/31/16***
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT       0.83%           AFTER REIMBURSEMENT         0.80%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through August 1, 2017, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 0.80% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after August 1, 2017. If the total annual operating expense ratio of the Adviser Shares is lower than 0.80%, the Adviser Shares will operate at the lower expense ratio. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 0.68% on 09/30/16 and assuming marginal federal tax
rates of:                                   28.00%  36.80%*   38.80%*   43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY:         0.94%   1.08%     1.11%     1.20%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                          BLOOMBERG BARCLAYS         USAA TAX EXEMPT SHORT-TERM        LIPPER SHORT MUNICIPAL
                           MUNICIPAL BOND                  FUND ADVISER                      DEBT FUNDS
                               INDEX                         SHARES                            INDEX
07/31/10                    $10,000.00                     $10,000.00                       $10,000.00
08/31/10                     10,228.95                      10,074.87                        10,033.38
09/30/10                     10,212.97                      10,085.31                        10,027.48
10/31/10                     10,184.68                      10,086.35                        10,033.79
11/30/10                      9,981.03                      10,049.96                        10,017.70
12/31/10                      9,787.61                      10,006.37                        10,001.73
01/31/11                      9,715.50                       9,997.77                        10,005.25
02/28/11                      9,870.17                      10,048.12                        10,025.68
03/31/11                      9,837.28                      10,068.74                        10,042.95
04/30/11                     10,013.45                      10,128.54                        10,076.96
05/31/11                     10,184.57                      10,196.15                        10,122.02
06/30/11                     10,220.10                      10,235.65                        10,143.97
07/31/11                     10,324.40                      10,293.76                        10,178.91
08/31/11                     10,501.03                      10,341.92                        10,210.92
09/30/11                     10,609.58                      10,353.30                        10,215.01
10/31/11                     10,570.14                      10,333.20                        10,201.02
11/30/11                     10,632.58                      10,362.76                        10,218.64
12/31/11                     10,834.86                      10,422.38                        10,251.55
01/31/12                     11,085.43                      10,478.59                        10,290.19
02/29/12                     11,096.35                      10,506.75                        10,313.95
03/31/12                     11,024.25                      10,486.24                        10,301.77
04/30/12                     11,151.44                      10,522.87                        10,326.96
05/31/12                     11,244.01                      10,558.72                        10,342.54
06/30/12                     11,231.93                      10,564.12                        10,346.69
07/31/12                     11,409.94                      10,598.09                        10,370.82
08/31/12                     11,422.94                      10,614.24                        10,379.58
09/30/12                     11,491.93                      10,627.28                        10,394.34
10/31/12                     11,524.36                      10,643.48                        10,399.39
11/30/12                     11,714.22                      10,671.47                        10,419.40
12/31/12                     11,569.44                      10,657.30                        10,403.34
01/31/13                     11,617.62                      10,661.62                        10,420.51
02/28/13                     11,652.81                      10,697.12                        10,436.63
03/31/13                     11,602.56                      10,711.77                        10,441.96
04/30/13                     11,729.74                      10,726.76                        10,454.63
05/31/13                     11,586.46                      10,711.89                        10,446.67
06/30/13                     11,258.38                      10,656.80                        10,397.54
07/31/13                     11,159.95                      10,660.80                        10,406.04
08/31/13                     11,000.68                      10,645.13                        10,392.95
09/30/13                     11,237.45                      10,668.85                        10,413.41
10/31/13                     11,326.23                      10,692.49                        10,440.05
11/30/13                     11,302.88                      10,696.72                        10,444.37
12/31/13                     11,274.02                      10,689.91                        10,444.99
01/31/14                     11,493.66                      10,732.65                        10,476.15
02/28/14                     11,628.43                      10,756.27                        10,502.91
03/31/14                     11,647.98                      10,749.21                        10,481.35
04/30/14                     11,787.93                      10,773.15                        10,503.08
05/31/14                     11,939.72                      10,796.81                        10,526.58
06/30/14                     11,950.07                      10,799.71                        10,525.07
07/31/14                     11,971.12                      10,801.48                        10,528.43
08/31/14                     12,116.12                      10,822.91                        10,544.69
09/30/14                     12,128.43                      10,824.00                        10,553.09
10/31/14                     12,211.57                      10,835.30                        10,562.01
11/30/14                     12,232.73                      10,836.28                        10,562.15
12/31/14                     12,294.37                      10,837.09                        10,554.11
01/31/15                     12,512.28                      10,868.36                        10,594.31
02/28/15                     12,383.26                      10,859.73                        10,577.28
03/31/15                     12,419.02                      10,850.33                        10,575.04
04/30/15                     12,353.82                      10,852.11                        10,569.45
05/31/15                     12,319.66                      10,823.46                        10,551.67
06/30/15                     12,308.51                      10,815.02                        10,556.16
07/31/15                     12,397.63                      10,836.38                        10,571.70
08/31/15                     12,422.01                      10,827.52                        10,575.73
09/30/15                     12,511.93                      10,859.78                        10,593.77
10/31/15                     12,561.73                      10,870.75                        10,611.53
11/30/15                     12,611.63                      10,871.34                        10,601.27
12/31/15                     12,700.29                      10,871.47                        10,604.84
01/31/16                     12,851.86                      10,911.45                        10,640.81
02/29/16                     12,871.98                      10,911.03                        10,655.63
03/31/16                     12,912.80                      10,900.13                        10,642.10
04/30/16                     13,007.79                      10,922.00                        10,661.04
05/31/16                     13,042.97                      10,922.00                        10,657.63
06/30/16                     13,250.42                      10,954.00                        10,692.30
07/31/16                     13,258.47                      10,964.00                        10,708.70
08/31/16                     13,276.41                      10,964.00                        10,708.34
09/30/16                     13,210.17                      10,955.00                        10,690.94

                                   [END CHART]

                       Data from 7/31/10 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Tax Exempt Short-Term Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Short Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                             USAA TAX EXEMPT             LIPPER SHORT MUNICIPAL
                             SHORT-TERM FUND                   DEBT FUNDS
                              ADVISER SHARES                     AVERAGE
09/30/11                          2.41%                           1.45%
09/30/12                          1.97%                           1.21%
09/30/13                          1.70%                           0.86%
09/30/14                          1.45%                           0.77%
09/30/15                          1.27%                           0.72%
09/30/16                          1.15%                           0.78%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/11 to 9/30/16.

The Lipper Short Municipal Debt Funds Average is an average performance level of all short-term municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

General Obligation .......................................................  28.9%
Hospital .................................................................  17.2%
Electric Utilities .......................................................  10.3%
Appropriated Debt ........................................................   6.8%
Special Assessment/Tax/Fee ...............................................   6.0%
Education ................................................................   5.9%
Toll Roads ...............................................................   5.5%
Environmental & Facilities Services ......................................   3.1%
Nursing/CCRC .............................................................   2.1%
Oil & Gas Refining & Marketing ...........................................   1.7%

You will find a complete list of securities that the Fund owns on pages 16-29.

================================================================================

14  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 9/30/16 o

                        [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                         2.2%
AA                                                                         29.2%
A                                                                          41.0%
BBB                                                                        18.9%
UNRATED                                                                     5.0%
BELOW INVESTMENT-GRADE                                                      3.7%

                             [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-29.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o CATEGORIES AND DEFINITIONS

  FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

  PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

  ADJUSTABLE-RATE NOTES - Similar to variable-rate demand notes in the fact that the interest rate is adjusted periodically to reflect current market conditions. These interest rates are adjusted at a given time, such as monthly or quarterly. However, these securities do not offer the right to sell the security at face value prior to maturity.

  VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  EDA       Economic Development Authority
  EDC       Economic Development Corp.
  ETM       Escrowed to final maturity
  IDA       Industrial Development Authority/Agency
  ISD       Independent School District

================================================================================

16  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

  MTA       Metropolitan Transportation Authority
  PRE       Pre-refunded to a date prior to maturity
  USD       Unified School District

  CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

  (INS) Principal and interest payments are insured by one of the following: Assured Guaranty Corp., Assured Guaranty Municipal Corp., Build America Mutual Assurance Co., National Public Finance Guarantee Corp., or Radian Asset Assurance, Inc. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

  (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from one of the following: Bank of America Corp., Citigroup, Inc., Deutsche Bank A.G., Dexia Credit Local, JPMorgan Chase & Co., or Wells Fargo Bank, N.A.

  (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

  (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from one of the following: Georgia-Pacific LLC, Pennsylvania Public School Intercept Program, or Texas Permanent School Fund.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (48.8%)

            ARIZONA (0.1%)
$ 1,000     Yavapai County IDA                                     5.00%         8/01/2019    $    1,077
  1,105     Yavapai County IDA                                     5.00          8/01/2020         1,219
                                                                                              ----------
                                                                                                   2,296
                                                                                              ----------
            CALIFORNIA (1.8%)
    500     Anaheim Public Financing Auth.                         5.00          5/01/2022           599
    250     Anaheim Public Financing Auth.                         5.00          5/01/2024           312
  3,000     Golden State Tobacco Securitization Corp.              5.00          6/01/2017         3,092
  1,125     Irvine                                                 5.00          9/02/2021         1,321
    500     Los Angeles County                                     5.00          3/01/2021           584
  1,000     Los Angeles County                                     5.00          9/01/2021         1,184
  2,000     Public Works Board                                     5.00          4/01/2019         2,203
  2,700     Public Works Board                                     5.00         11/01/2019         3,035
  1,000     Public Works Board                                     5.00          4/01/2020         1,139
  1,500     Public Works Board                                     5.00          4/01/2021         1,760
 15,000     State                                                  5.00         10/01/2017        15,631
                                                                                              ----------
                                                                                                  30,860
                                                                                              ----------
            COLORADO (0.4%)
  1,475     Denver Health and Hospital Auth.                       5.00         12/01/2016         1,484
    160     Health Facilities Auth. (ETM)                          5.00         11/15/2016           161
  2,840     Health Facilities Auth. (ETM)                          5.00         11/15/2016         2,855
  1,100     Health Facilities Auth.                                2.00         12/01/2016         1,102
  1,250     Health Facilities Auth.                                4.00         12/01/2019         1,339
                                                                                              ----------
                                                                                                   6,941
                                                                                              ----------
            CONNECTICUT (0.1%)
  2,235     West Haven (INS)                                       5.00          8/01/2020         2,518
                                                                                              ----------
            FLORIDA (3.4%)
  4,500     Gulf Breeze                                            3.10         12/01/2020         4,818
  1,385     Higher Educational Facilities Financing Auth.          5.00          4/01/2021         1,589
  3,500     Highlands County Health Facilities                     5.00         11/15/2016         3,519
  1,235     Highlands County Health Facilities                     5.00         11/15/2016         1,242
  1,000     Jacksonville                                           5.00         10/01/2019         1,118
  4,580     Jacksonville                                           5.00         10/01/2020         5,271
  1,165     Lee County IDA                                         3.75         10/01/2017         1,187
  3,165     Lee County IDA                                         4.75         10/01/2022         3,468
  1,775     Miami Beach Health Facilities Auth.                    5.00         11/15/2019         1,974
  1,250     Miami Beach Health Facilities Auth.                    5.00         11/15/2020         1,430
  7,500     Miami-Dade County IDA                                  3.75         12/01/2018         7,920

================================================================================

18  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
$ 1,200     Orange County Health Facilities Auth.                  5.00%        10/01/2016    $    1,200
  2,820     Pinellas County Educational Facilities Auth.           4.00         10/01/2020         3,078
  1,325     Southeast Overtown / Park West Community
              Redevelopment Agency(a)                              5.00          3/01/2020         1,454
  1,000     Southeast Overtown / Park West Community
              Redevelopment Agency(a)                              5.00          3/01/2023         1,154
 10,000     Sunshine State Governmental Financing Commission       5.00          9/01/2017        10,367
  8,975     Sunshine State Governmental Financing Commission       5.00          9/01/2018         9,648
                                                                                              ----------
                                                                                                  60,437
                                                                                              ----------
            GEORGIA (0.8%)
  3,000     Fulton County Dev. Auth. (ETM)                         4.00         11/15/2016         3,012
  3,415     Private Colleges and Univ. Auth.                       5.00         10/01/2018         3,663
  1,265     Private Colleges and Univ. Auth.                       5.00         10/01/2019         1,400
  1,255     Private Colleges and Univ. Auth.                       5.00         10/01/2019         1,389
  3,770     Private Colleges and Univ. Auth.                       5.00         10/01/2020         4,279
                                                                                              ----------
                                                                                                  13,743
                                                                                              ----------
            GUAM (0.5%)
  1,500     Government                                             5.00         12/01/2023         1,795
  2,000     Government                                             5.00         12/01/2024         2,425
    860     Government Waterworks Auth.                            5.00          7/01/2020           964
  1,000     Power Auth. (INS)                                      5.00         10/01/2019         1,101
  1,500     Power Auth. (INS)                                      5.00         10/01/2020         1,692
                                                                                              ----------
                                                                                                   7,977
                                                                                              ----------
            IDAHO (0.3%)
  5,000     Nez Perce County                                       2.75         10/01/2024         5,001
                                                                                              ----------
            ILLINOIS (4.6%)
 20,000     Chicago (INS)                                          3.18(b)       1/01/2018        19,247
  4,000     Chicago Water                                          5.00         11/01/2025         4,827
  2,000     Chicago Water                                          5.00         11/01/2025         2,421
  2,500     Chicago Water                                          4.00         11/01/2026         2,815
  1,000     Chicago Water                                          5.00         11/01/2026         1,220
  5,940     Finance Auth.                                          4.50          2/15/2017         5,997
  1,000     Finance Auth.                                          5.00          7/01/2018         1,064
  2,410     Finance Auth.                                          5.00          8/15/2018         2,584
 14,360     Finance Auth.                                          5.00          2/15/2019        14,969
  1,000     Finance Auth.                                          5.00          7/01/2019         1,096
  1,420     Finance Auth.                                          5.00          7/01/2020         1,601
 10,000     Finance Auth.                                          4.00          2/15/2025        10,955
  6,500     Railsplitter Tobacco Settlement Auth.                  5.00          6/01/2018         6,901
  4,160     Railsplitter Tobacco Settlement Auth.                  5.25          6/01/2020         4,735
  1,090     Railsplitter Tobacco Settlement Auth.                  5.25          6/01/2021         1,274
                                                                                              ----------
                                                                                                  81,706
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
            INDIANA (2.0%)
$ 5,000     Finance Auth.                                          2.95%        10/01/2022    $    5,342
 20,000     Jasper County (INS)                                    5.60         11/01/2016        20,079
 10,000     Whiting Environmental Facilities                       5.00          7/01/2017        10,275
                                                                                              ----------
                                                                                                  35,696
                                                                                              ----------
            LOUISIANA (0.3%)
  5,000     Tobacco Settlement Financing Corp.                     5.00          5/15/2022         5,826
                                                                                              ----------
            MASSACHUSETTS (0.2%)
    835     Dev. Finance Agency                                    5.00          1/01/2017           843
  1,065     Dev. Finance Agency                                    5.00          1/01/2018         1,117
  1,395     Dev. Finance Agency                                    5.00          1/01/2019         1,514
                                                                                              ----------
                                                                                                   3,474
                                                                                              ----------
            MICHIGAN (0.3%)
  2,165     Grand Traverse County Hospital Finance Auth.(c)        5.00          7/01/2018         2,311
  2,625     Grand Traverse County Hospital Finance Auth.(c)        5.00          7/01/2019         2,893
                                                                                              ----------
                                                                                                   5,204
                                                                                              ----------
            MINNESOTA (0.2%)
    325     St. Paul Housing and Redevelopment Auth. (PRE)         5.25          5/15/2017           327
  1,250     St. Paul Housing and Redevelopment Auth.               5.00         11/15/2020         1,420
  1,575     St. Paul Housing and Redevelopment Auth.               5.00         11/15/2021         1,830
                                                                                              ----------
                                                                                                   3,577
                                                                                              ----------
            MISSISSIPPI (0.7%)
 10,000     Hospital Equipment and Facilities Auth.                5.00          9/01/2024        12,080
                                                                                              ----------
            MISSOURI (0.4%)
  1,000     Cape Girardeau County IDA                              5.00          6/01/2017         1,003
  5,000     Sikeston Electric System Revenue (INS)                 5.00          6/01/2020         5,621
                                                                                              ----------
                                                                                                   6,624
                                                                                              ----------
            MONTANA (0.3%)
  6,000     Forsyth                                                2.00          8/01/2023         6,020
                                                                                              ----------
            NEW JERSEY (10.3%)
 10,378     Belleville Township                                    2.00          5/26/2017        10,432
  1,000     Building Auth.                                         3.00          6/15/2023         1,022
  4,000     Building Auth.                                         5.00          6/15/2024         4,646
  1,000     Casino Reinvestment Dev. Auth. (INS)                   5.00         11/01/2024         1,174
  7,300     EDA (ETM)                                              5.25          9/01/2019         8,199
  2,700     EDA                                                    5.25          9/01/2019         2,964
  5,000     EDA                                                    5.00          6/15/2020         5,492
  7,000     EDA                                                    5.00          6/15/2021         7,830
 20,000     EDA                                                    5.00          6/15/2022        22,752
  3,250     Fairview                                               1.50          2/03/2017         3,255

================================================================================

20  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
$ 5,055     Health Care Facilities Financing Auth.                 4.00%        11/15/2016    $    5,075
  2,000     Health Care Facilities Financing Auth.                 5.00          7/01/2018         2,136
  2,000     Health Care Facilities Financing Auth.                 5.00          7/01/2019         2,207
  2,000     Health Care Facilities Financing Auth.                 5.00          7/01/2020         2,276
 10,000     Kearny                                                 2.00          2/15/2017        10,004
 15,000     Kearny Board of Education                              2.00         10/07/2016        15,002
 15,000     Kearny Board of Education(d)                           2.00         10/06/2017        15,102
  3,842     Lambertville                                           2.00          3/23/2017         3,857
  6,933     Matawan                                                2.00          1/18/2017         6,947
  6,500     Newark                                                 2.50          2/15/2017         6,516
  5,740     Ocean Township                                         2.00          2/24/2017         5,756
  3,014     Southampton Board of Education                         2.00          7/05/2017         3,014
  5,000     Transportation Trust Fund Auth. (INS)                  5.25         12/15/2020         5,649
  3,160     Transportation Trust Fund Auth. (INS)                  5.50         12/15/2020         3,602
  1,500     Transportation Trust Fund Auth.                        5.00          6/15/2022         1,713
  3,835     Transportation Trust Fund Auth.                        5.00          6/15/2023         4,437
 13,956     Wall Township                                          2.00          6/30/2017        14,036
  7,600     Willingboro Township School District                   2.00         12/22/2016         7,600
                                                                                              ----------
                                                                                                 182,695
                                                                                              ----------
            NEW YORK (14.3%)
 11,574     Auburn                                                 1.50          5/27/2017        11,602
  6,130     Auburn                                                 2.00          7/06/2017         6,160
  4,250     Bath                                                   2.00          8/25/2017         4,275
  2,395     Belleville Henderson Central School District           2.00          7/26/2017         2,406
 10,000     Broome County                                          2.00          5/05/2017        10,059
  8,468     Colonie                                                2.00          3/17/2017         8,496
  5,000     Copiague Union Free School District                    2.00          3/31/2017         5,020
  3,183     Corning                                                1.50          8/16/2017         3,183
 15,000     Enlarged Ogdensburg City School District               2.00          6/21/2017        15,064
  2,000     Environmental Facilities Corp.                         2.75          7/01/2017         2,024
  2,005     Fishkill                                               2.00          7/14/2017         2,012
 17,309     Geneva                                                 1.50          5/10/2017        17,342
  4,600     Glen Cove                                              2.00         12/15/2016         4,602
  1,835     Glen Cove                                              2.00          4/06/2017         1,837
  8,101     Glen Cove                                              2.50          4/06/2017         8,137
 15,000     Hempstead                                              2.00         12/16/2016        15,027
  1,500     Island Park                                            2.00         12/22/2016         1,503
  3,990     Johnson City                                           2.00         10/07/2016         3,991
  2,585     Mechanicville                                          2.00         12/30/2016         2,588
  5,170     Monroe County                                          5.00          6/01/2020         5,866
  6,000     Nassau Health Care Corp.                               2.00          1/17/2017         6,011
  2,467     Newburgh                                               2.00          7/21/2017         2,478
  7,283     Norwich                                                1.50          3/24/2017         7,289
 15,000     Oyster Bay                                             2.75          2/03/2017        15,034

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON         FINAL             VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
$ 3,000     Oyster Bay                                             3.88%         6/28/2017    $    3,018
 12,000     Oyster Bay                                             4.00          6/01/2018        12,102
  3,693     Peekskill                                              2.00          9/22/2017         3,722
  1,345     Rockland County                                        3.50         10/01/2016         1,345
    550     Rockland County                                        5.00         12/15/2016           554
  1,410     Rockland County                                        3.50         10/01/2017         1,431
    550     Rockland County                                        5.00         12/15/2017           569
  1,475     Rockland County                                        3.50         10/01/2018         1,520
    550     Rockland County                                        5.00         12/15/2018           586
  1,520     Rockland County                                        3.50         10/01/2019         1,590
  1,575     Rockland County                                        3.50         10/01/2020         1,655
  2,500     Rockland County (INS)                                  5.00          3/01/2023         2,998
  1,600     Rockland County (INS)                                  5.00          3/01/2024         1,946
  1,000     Suffern                                                2.50         11/18/2016         1,001
  2,500     Suffolk County EDC                                     5.00          7/01/2019         2,758
  2,640     Suffolk County EDC                                     5.00          7/01/2020         2,998
  2,378     Troy                                                   2.00          8/04/2017         2,388
  3,950     Utica                                                  1.50          2/23/2017         3,954
  7,523     Utica                                                  1.50          5/05/2017         7,531
  2,000     Utica School District                                  2.00         12/09/2016         2,001
 13,756     Utica School District                                  2.00          7/21/2017        13,798
  2,160     Van Buren                                              2.00          1/20/2017         2,164
  1,873     Wawarsing                                              2.00         12/16/2016         1,876
  4,700     West Seneca Fire District No. 2                        2.00          7/12/2017         4,700
  3,930     Yonkers(c)                                             5.00         10/01/2017         4,082
  7,310     Yonkers(c)                                             5.00         10/01/2018         7,863
                                                                                              ----------
                                                                                                 252,156
                                                                                              ----------
            NORTH CAROLINA (0.4%)
  2,100     Medical Care Commission                                4.38          7/01/2017         2,134
  3,855     Medical Care Commission                                5.00          7/01/2018         4,115
                                                                                              ----------
                                                                                                   6,249
                                                                                              ----------
            OHIO (0.9%)
  4,515     American Municipal Power, Inc.                         5.00          2/15/2017         4,585
  1,530     Hancock County                                         4.00         12/01/2016         1,537
  1,875     Hancock County                                         4.25         12/01/2017         1,933
  1,000     Higher Educational Facility                            5.00          5/01/2021         1,152
    500     Higher Educational Facility                            5.00          5/01/2022           585
    550     Higher Educational Facility                            5.00          5/01/2023           656
  1,000     Higher Educational Facility                            5.00          5/01/2024         1,212
  1,800     Ohio Water Dev. Auth.                                  1.55          7/01/2021         1,796
  1,150     Southeastern Ohio Port Auth.                           5.00         12/01/2021         1,283
  1,000     Southeastern Ohio Port Auth.                           5.00         12/01/2025         1,125
                                                                                              ----------
                                                                                                  15,864
                                                                                              ----------

================================================================================

22  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
            PENNSYLVANIA (2.9%)
$ 1,000     Bethlehem Auth. (INS)                                  5.00%        11/15/2020    $    1,139
  1,000     Chester County IDA                                     3.75         10/01/2024         1,061
  7,975     Coatesville School District                            3.46(b)       8/15/2018         7,638
  1,165     Coatesville School District                            3.86(b)       8/15/2019         1,088
  5,305     Coatesville School District                            4.13(b)       8/15/2020         4,814
  1,980     Cumberland County Municipal Auth.                      3.25         12/01/2022         2,041
  1,110     Delaware County Auth.                                  4.00         10/01/2016         1,110
  1,155     Delaware County Auth.                                  5.00         10/01/2017         1,196
  1,195     Delaware County Auth.                                  5.00         10/01/2018         1,271
    600     Higher Educational Facilities Auth.                    5.00          7/15/2020           675
  1,090     Higher Educational Facilities Auth.                    5.00          7/15/2021         1,253
  1,500     Montgomery County IDA (ETM)                            5.00         11/15/2016         1,508
  2,000     Montgomery County IDA (PRE)                            5.00         11/15/2017         2,011
  5,000     School District of Philadelphia (NBGA)                 5.00          9/01/2021         5,603
  5,500     School District of Philadelphia (NBGA)                 5.00          9/01/2022         6,179
  5,175     St. Mary Hospital Auth.                                4.00         11/15/2016         5,196
  5,170     St. Mary Hospital Auth.                                4.00         11/15/2016         5,191
  1,570     West Mifflin Area School District (INS)                5.00         10/01/2021         1,798
                                                                                              ----------
                                                                                                  50,772
                                                                                              ----------
            PUERTO RICO (0.2%)
  2,000     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.     5.00          4/01/2017         2,001
  1,000     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.     5.00          4/01/2019         1,000
    700     Industrial, Tourist, Educational, Medical and
              Environmental Control Facilities Financing Auth.     4.00          4/01/2020           675
                                                                                              ----------
                                                                                                   3,676
                                                                                              ----------
            SOUTH CAROLINA (0.1%)
  1,485     SCAGO Educational Facilities Corp. for
              Union School District (INS) (ETM)                    4.00         12/01/2016         1,493
                                                                                              ----------
            TEXAS (2.0%)
  3,000     Dallas Fort Worth International Airport                5.00         11/01/2016         3,011
    700     Decatur Hospital Auth.                                 5.00          9/01/2021           788
    780     Decatur Hospital Auth.                                 5.00          9/01/2024           885
  2,105     Gregg County Health Facilities Dev. Corp.              5.00         10/01/2016         2,105
    480     Harris County Municipal Utility District (INS)         3.00          3/01/2020           510
    565     Harris County Municipal Utility District (INS)         3.00          3/01/2021           607
    650     Harris County Municipal Utility District (INS)         3.00          3/01/2022           705
    520     Harris County Municipal Utility District (INS)         3.00          3/01/2023           568
  3,000     Karnes County Hospital District                        5.00          2/01/2024         3,471
  1,250     New Hope Cultural Facilities Finance Corp.             5.00          7/01/2023         1,449

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
$ 2,300     New Hope Cultural Facilities Finance Corp.             5.00%         7/01/2024    $    2,690
  2,135     New Hope Cultural Facilities Finance Corp.             5.00          7/01/2025         2,514
  7,175     Red River Auth. (INS)                                  4.45          6/01/2020         7,818
  1,585     San Leanna Education Facilities Corp.                  5.00          6/01/2017         1,624
    440     Tarrant County Cultural Education Facilities
              Finance Corp. (ETM)                                  5.00         11/15/2017           461
    560     Tarrant County Cultural Education Facilities
              Finance Corp.                                        5.00         11/15/2017           577
  6,155     Tyler Health Facilities Dev. Corp.                     5.25         11/01/2016         6,174
                                                                                              ----------
                                                                                                  35,957
                                                                                              ----------
            VIRGINIA (0.6%)
  3,200     Housing Dev. Auth.                                     3.05          3/01/2018         3,290
  3,200     Housing Dev. Auth.                                     3.05          9/01/2018         3,320
  3,506     Marquis Community Dev. Auth.(e),(f)                    5.10          9/01/2036         2,791
  5,111     Marquis Community Dev. Auth.(e),(f)                    5.63(b)       9/01/2041           725
  1,074     Marquis Community Dev. Auth., 7.50%, 9/01/2021(a)      7.50(g)       9/01/2045           712
                                                                                              ----------
                                                                                                  10,838
                                                                                              ----------
            WEST VIRGINIA (0.6%)
 10,000     EDA                                                    3.25          5/01/2019        10,366
                                                                                              ----------
            WISCONSIN (0.1%)
  1,200     Health and Educational Facilities Auth. (ETM)          5.00          8/15/2021         1,424
                                                                                              ----------
            Total Fixed-Rate Instruments (cost: $842,728)                                        861,470
                                                                                              ----------

            PUT BONDS (25.7%)

            ARIZONA (2.4%)
 16,000     Health Facilities Auth.                                2.69(h)       2/01/2048        16,287
 25,000     Health Facilities Auth.                                2.69(h)       2/01/2048        25,394
                                                                                              ----------
                                                                                                  41,681
                                                                                              ----------
            ARKANSAS (1.2%)
 22,000     Dev. Finance Auth.                                     1.94(h)       9/01/2044        21,884
                                                                                              ----------
            CALIFORNIA (4.1%)
  5,000     Bay Area Toll Auth.                                    1.23(h)       4/01/2045         5,008
 15,000     Bay Area Toll Auth.                                    1.54(h)       4/01/2047        15,003
 15,000     Foothill-Eastern Transportation Corridor Agency        5.00          1/15/2053        16,309
  8,285     Hemet USD                                              1.49(h)      10/01/2036         8,285
  8,000     Infrastructure and Economic Dev. Bank                  2.04(h)       8/01/2037         8,046
  8,000     Municipal Finance Auth.                                1.34(h)      10/01/2045         7,967
  4,100     Pollution Control Financing Auth.(a)                   0.60          8/01/2024         4,100
  4,000     Twin Rivers USD (INS)                                  3.20          6/01/2027         4,007
  4,000     Twin Rivers USD (INS)                                  3.20          6/01/2035         4,007
                                                                                              ----------
                                                                                                  72,732
                                                                                              ----------

================================================================================

24  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON         FINAL             VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            COLORADO (0.8%)
$10,500     E-470 Public Highway Auth.                             2.02%(h)      9/01/2039    $   10,482
  3,000     E-470 Public Highway Auth. (INS)                       2.59(h)       9/01/2039         3,005
                                                                                              ----------
                                                                                                  13,487
                                                                                              ----------
            GEORGIA (0.9%)
 10,000     Appling County Dev. Auth                               2.40          1/01/2038        10,303
  5,000     Monroe County Dev. Auth.                               2.00          9/01/2037         5,068
                                                                                              ----------
                                                                                                  15,371
                                                                                              ----------
            ILLINOIS (0.1%)
  2,500     Educational Facilities Auth.                           3.40         11/01/2036         2,544
                                                                                              ----------
            KENTUCKY (0.5%)
  9,000     Economic Dev. Finance Auth.                            0.70          4/01/2031         9,000
                                                                                              ----------
            LOUISIANA (0.2%)
  4,000     St. Charles Parish                                     4.00         12/01/2040         4,436
                                                                                              ----------
            MASSACHUSETTS (1.1%)
  8,000     Dev. Finance Agency                                    1.42(h)      10/01/2040         7,995
 12,000     Dev. Finance Agency                                    1.32(h)       7/01/2050        11,769
                                                                                              ----------
                                                                                                  19,764
                                                                                              ----------
            MISSISSIPPI (0.4%)
  7,000     Hospital Equipment and Facilities Auth.                2.14(h)       8/15/2036         6,943
                                                                                              ----------
            NEVADA (0.3%)
  4,400     Washoe County Gas and Water Facilities                 3.00          3/01/2036         4,746
                                                                                              ----------
            NEW JERSEY (1.6%)
 20,000     Transportation Trust Fund Auth.                        2.04(h)       6/15/2034        19,221
 10,000     Turnpike Auth.                                         1.52(h)       1/01/2024        10,029
                                                                                              ----------
                                                                                                  29,250
                                                                                              ----------
            NEW MEXICO (1.3%)
  5,000     Farmington                                             1.88          4/01/2029         5,097
  5,000     Farmington                                             1.88          4/01/2029         5,097
  7,000     Farmington                                             1.88          4/01/2029         7,136
  6,000     Farmington                                             1.88          4/01/2033         6,012
                                                                                              ----------
                                                                                                  23,342
                                                                                              ----------
            NEW YORK (2.3%)
  6,000     Energy Research and Development Auth.                  2.00          2/01/2029         6,124
  9,785     MTA                                                    1.19(h)      11/01/2030         9,787
 12,000     MTA                                                    1.42(h)      11/01/2031        12,002
 12,000     New York City                                          1.42(h)       8/01/2027        11,994
                                                                                              ----------
                                                                                                  39,907
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON         FINAL             VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            NORTH CAROLINA (0.5%)
$ 8,500     Capital Facilities Finance Agency                      0.70%         7/01/2034    $    8,500
                                                                                              ----------
            OHIO (0.5%)
 10,000     Water Dev. Auth.                                       4.00          6/01/2033         9,304
                                                                                              ----------
            PENNSYLVANIA (4.3%)
 10,000     Beaver County IDA                                      4.75          8/01/2020        10,496
  5,100     Beaver County IDA                                      2.70          4/01/2035         4,862
  7,575     Berks County Municipal Auth.                           2.34(h)      11/01/2039         7,633
  7,000     Geisinger Auth.                                        1.42(h)       6/01/2028         6,987
  3,500     Lehigh County IDA                                      0.90          2/15/2027         3,497
  2,250     Lehigh County IDA                                      0.90          9/01/2029         2,248
  5,000     Montgomery County IDA                                  2.60          3/01/2034         5,141
  7,000     Northampton County General Purpose Auth.               2.24(h)       8/15/2043         7,007
 15,005     Scranton School District                               1.36(h)       4/01/2031        14,961
 12,500     Turnpike Commission                                    1.64(h)      12/01/2045        12,499
                                                                                              ----------
                                                                                                  75,331
                                                                                              ----------
            TEXAS (2.7%)
  2,310     Gregg County Health Facilities Dev. Corp.(a)           4.27(h)      10/01/2029         2,315
 23,000     Mission EDC                                            0.60          1/01/2020        23,000
  4,000     North Texas Tollway Auth.                              1.51(h)       1/01/2038         4,011
  4,000     North Texas Tollway Auth.                              1.64(h)       1/01/2050         4,000
  9,580     Northside ISD (NBGA)                                   2.13          8/01/2040         9,614
  5,000     San Antonio                                            1.52(h)       5/01/2043         5,000
                                                                                              ----------
                                                                                                  47,940
                                                                                              ----------
            WEST VIRGINIA (0.5%)
  5,500     EDA                                                    1.90          3/01/2040         5,532
  3,000     Mason County                                           1.63         10/01/2022         3,017
                                                                                              ----------
                                                                                                   8,594
                                                                                              ----------
            Total Put Bonds (cost: $453,099)                                                     454,711
                                                                                              ----------

            ADJUSTABLE-RATE NOTES (2.0%)

            NEW JERSEY (0.6%)
 11,000     EDA                                                    1.57          2/01/2017        10,993
                                                                                              ----------
            NEW YORK (0.1%)
  2,000     New York City                                          1.39          8/01/2025         2,000
                                                                                              ----------
            PENNSYLVANIA (1.1%)
  6,000     Turnpike Commission                                    1.99         12/01/2019         6,043
  6,000     Turnpike Commission                                    2.11         12/01/2020         6,061
  6,500     Turnpike Commission                                    1.82         12/01/2021         6,477
                                                                                              ----------
                                                                                                  18,581
                                                                                              ----------

================================================================================

26  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON         FINAL             VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            TEXAS (0.2%)
$ 1,750     Harris County Cultural Education Facilities
              Finance Corp.                                        1.44%         6/01/2018    $    1,750
  2,250     Harris County Cultural Education Facilities
              Finance Corp.                                        1.54          6/01/2019         2,253
                                                                                              ----------
                                                                                                   4,003
                                                                                              ----------
            Total Adjustable-Rate Notes (cost: $35,500)                                           35,577
                                                                                              ----------

            VARIABLE-RATE DEMAND NOTES (24.0%)

            ARIZONA (0.5%)
  9,200     Verrado Western Overlay Community Facilities
              District (LOC - Compass Bank)                        1.00          7/01/2029         9,200
                                                                                              ----------
            CALIFORNIA (3.1%)
 20,000     Sacramento City Financing Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                        1.04         12/01/2033        20,000
  7,990     State (LIQ) (LOC - Dexia Credit Local)(a)              1.02          8/01/2027         7,990
  7,975     State (LIQ) (LOC - Dexia Credit Local)(a)              1.02          8/01/2027         7,975
  7,300     Statewide Communities Dev. Auth.                       0.72          4/01/2046         7,300
 11,445     Victorville Joint Powers Financing Auth.
              (LOC - BNP Paribas)                                  1.49          5/01/2040        11,445
                                                                                              ----------
                                                                                                  54,710
                                                                                              ----------
            COLORADO (1.6%)
  8,490     Arista Metropolitan District (LOC - Compass Bank)      1.00         12/01/2030         8,490
  2,500     Health Facilities Auth. (LIQ)(a)                       1.19          2/01/2019         2,500
 17,500     Health Facilities Auth. (LIQ)(a)                       1.09         10/01/2041        17,500
                                                                                              ----------
                                                                                                  28,490
                                                                                              ----------
            CONNECTICUT (0.3%)
  5,000     State(i)                                               1.03          1/01/2018         5,000
                                                                                              ----------
            DISTRICT OF COLUMBIA (1.1%)
 20,000     District (LIQ) (LOC - Deutsche Bank A.G.)(a)           1.11         10/01/2041        20,000
                                                                                              ----------
            FLORIDA (2.1%)
 18,700     Escambia County                                        0.92          4/01/2039        18,700
  7,000     Martin County                                          0.88          7/15/2022         7,000
 10,000     Miami-Dade County School Board (INS) (LIQ)(a)          1.04         12/01/2017        10,000
  1,500     St. Lucie County                                       0.89          9/01/2028         1,500
                                                                                              ----------
                                                                                                  37,200
                                                                                              ----------
            IDAHO (1.7%)
 19,885     American Falls Reservoir District                      0.91          2/01/2025        19,885
 10,810     Housing and Finance Association(i)                     1.03          1/01/2038        10,810
                                                                                              ----------
                                                                                                  30,695
                                                                                              ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON         FINAL             VALUE
(000)       SECURITY                                               RATE         MATURITY           (000)
--------------------------------------------------------------------------------------------------------
            ILLINOIS (3.1%)
$16,480     Chicago Board of Education (INS) (LIQ)(a)              1.34%        12/01/2016    $   16,480
 10,000     Chicago Board of Education (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                        1.36         12/01/2039        10,000
 11,160     Cook County (LIQ)(a)                                   1.24         11/15/2020        11,160
 17,390     Sports Facilities Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                        1.10          6/15/2032        17,390
                                                                                              ----------
                                                                                                  55,030
                                                                                              ----------
            KENTUCKY (0.6%)
 10,000     Economic Dev. Finance Auth. (INS) (LIQ)(a)             1.04          1/04/2018        10,000
                                                                                              ----------
            LOUISIANA (2.3%)
 21,000     Public Facilities Auth.                                0.83         12/01/2043        21,000
  6,400     St. James Parish                                       1.02         11/01/2040         6,400
 14,000     St. James Parish                                       1.02         11/01/2040        14,000
                                                                                              ----------
                                                                                                  41,400
                                                                                              ----------
            MARYLAND (0.6%)
 10,760     Health and Higher Educational Facilities Auth. (LIQ)
              (LOC - Deutsche Bank A.G.)(a)                        1.05          8/15/2042        10,760
                                                                                              ----------
            MISSISSIPPI (0.9%)
 15,100     Perry County Pollution Control (NBGA)(a)               0.94          2/01/2022        15,100
                                                                                              ----------
            NEW JERSEY (1.3%)
  2,050     EDA (LOC - Valley National Bank)                       1.06          3/01/2031         2,050
  8,920     EDA (LOC - Valley National Bank)                       1.13         11/01/2040         8,920
 11,715     EDA (LOC - Valley National Bank)                       1.13         11/01/2040        11,715
                                                                                              ----------
                                                                                                  22,685
                                                                                              ----------
            NEW YORK (0.2%)
  3,500     Housing Finance Agency (LOC - Wells Fargo & Co.)       0.88         11/01/2046         3,500
                                                                                              ----------
            OHIO (0.3%)
  5,500     State(i)                                               1.06          1/15/2045         5,500
                                                                                              ----------
            OKLAHOMA (0.6%)
 10,000     Garfield County Industrial Auth.                       0.84          1/01/2025        10,000
                                                                                              ----------
            PENNSYLVANIA (1.3%)
 23,500     Emmaus General Auth. (INS) (LIQ)                       0.88         12/01/2028        23,500
                                                                                              ----------
            TENNESSEE (0.2%)
  3,500     Chattanooga Health, Educational and Housing
              Facilities Board                                     0.98          5/01/2039         3,500
                                                                                              ----------
            TEXAS (1.8%)
  5,600     Port of Port Arthur Navigation District                0.94         12/01/2039         5,600
 11,575     Port of Port Arthur Navigation District                0.94         12/01/2039        11,575

================================================================================

28  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

--------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                         MARKET
AMOUNT                                                            COUPON        FINAL              VALUE
(000)       SECURITY                                               RATE        MATURITY            (000)
--------------------------------------------------------------------------------------------------------
$ 9,800     Port of Port Arthur Navigation District                0.93%        11/01/2040    $    9,800
  3,590     Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                 1.24          6/01/2031         3,590
  1,145     Weslaco Health Facilities Dev. Corp.
              (LOC - Compass Bank)                                 1.24          6/01/2038         1,145
                                                                                              ----------
                                                                                                  31,710
                                                                                              ----------
            WASHINGTON (0.4%)
  7,000     Health Care Facilities Auth.
              (LOC - Barclays Bank PLC)                            0.83          8/15/2041         7,000
                                                                                              ----------
            Total Variable-Rate Demand Notes (cost: $424,980)                                    424,980
                                                                                              ----------

            TOTAL INVESTMENTS (COST: $1,756,307)                                              $1,776,738
                                                                                              ==========
--------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------
ASSETS                                   LEVEL 1            LEVEL 2            LEVEL 3             TOTAL
--------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                        $-         $  861,470                 $-        $  861,470
Put Bonds                                      -            454,711                  -           454,711
Adjustable-Rate Notes                          -             35,577                  -            35,577
Variable-Rate Demand Notes                     -            424,980                  -           424,980
--------------------------------------------------------------------------------------------------------
Total                                         $-         $1,776,738                 $-        $1,776,738
--------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

  The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o SPECIFIC NOTES

  (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

  (b) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (c) At September 30, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

  (d) At September 30, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $15,102,000, of which all were when-issued securities.

================================================================================

30      | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

  (e) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at September 30, 2016, was $3,516,000, which represented 0.2% of the Fund's net assets.

  (f) Restricted security that is not registered under the Securities Act of 1933.

  (g) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

  (h) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at September 30, 2016.

  (i) Variable-rate remarketed obligation - Structured similarly to variable-rate demand notes and has a tender option that is supported by a best efforts remarketing agent.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $1,756,307)                  $1,776,738
   Receivables:
       Capital shares sold                                                               5,473
       USAA Asset Management Company (Note 6C)                                               3
       Interest                                                                         11,776
       Other                                                                             1,086
                                                                                    ----------
           Total assets                                                              1,795,076
                                                                                    ----------
LIABILITIES
   Payables:
       Securities purchased                                                             25,104
       Capital shares redeemed                                                           1,332
       Dividends on capital shares                                                         362
       Bank overdraft                                                                      255
   Accrued management fees                                                                 469
   Accrued transfer agent's fees                                                            34
   Other accrued expenses and payables                                                      98
                                                                                    ----------
           Total liabilities                                                            27,654
                                                                                    ----------
               Net assets applicable to capital shares outstanding                  $1,767,422
                                                                                    ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                  $1,766,324
   Undistributed net investment income                                                       3
   Accumulated net realized loss on investments                                        (19,336)
   Net unrealized appreciation of investments                                           20,431
                                                                                    ----------
               Net assets applicable to capital shares outstanding                  $1,767,422
                                                                                    ==========
   Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $1,743,807/164,897 capital shares
          outstanding, no par value)                                                $    10.58
                                                                                    ==========
       Adviser Shares (net assets of $23,615/2,233 capital shares
           outstanding, no par value)                                               $    10.58
                                                                                    ==========

See accompanying notes to financial statements.

================================================================================

32  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $17,646
                                                                                       -------
EXPENSES
   Management fees                                                                       2,815
   Administration and servicing fees:
       Fund Shares                                                                       1,314
       Adviser Shares                                                                       20
   Transfer agent's fees:
       Fund Shares                                                                         393
       Adviser Shares                                                                        3
   Distribution and service fees (Note 6E):
       Adviser Shares                                                                       33
   Custody and accounting fees:
       Fund Shares                                                                         111
       Adviser Shares                                                                        2
   Postage:
       Fund Shares                                                                          22
   Shareholder reporting fees:
       Fund Shares                                                                          17
   Trustees' fees                                                                           15
   Registration fees:
       Fund Shares                                                                          50
       Adviser Shares                                                                       15
   Professional fees                                                                        57
   Other                                                                                    15
                                                                                       -------
           Total expenses                                                                4,882
   Expenses reimbursed:
       Adviser Shares                                                                      (7)
                                                                                       -------
           Net expenses                                                                  4,875
                                                                                       -------
NET INVESTMENT INCOME                                                                   12,771
                                                                                       -------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss                                                                      (761)
   Change in net unrealized appreciation/(depreciation)                                 (1,304)
                                                                                       -------
           Net realized and unrealized loss                                             (2,065)
                                                                                       -------
  Increase in net assets resulting from operations                                     $10,706
                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  33

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

----------------------------------------------------------------------------------------------

                                                                  9/30/2016          3/31/2016
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                        $   12,771          $   27,289
   Net realized loss on investments                                   (761)             (1,822)
   Change in net unrealized appreciation/(depreciation)
       of investments                                               (1,304)            (14,029)
                                                                ------------------------------
       Increase in net assets resulting from operations             10,706              11,438
                                                                ------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                 (12,572)            (27,016)
       Adviser Shares                                                 (155)               (220)
                                                                ------------------------------
           Distributions to shareholders                           (12,727)            (27,236)
                                                                ------------------------------
NET DECREASE IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                     (14,268)           (153,951)
   Adviser Shares                                                   (7,380)             14,387
                                                                ------------------------------
       Total net decrease in net assets from capital
           share transactions                                      (21,648)           (139,564)
                                                                ------------------------------
   Net decrease in net assets                                      (23,669)           (155,362)

NET ASSETS
   Beginning of period                                           1,791,091           1,946,453
                                                                ------------------------------
   End of period                                                $1,767,422          $1,791,091
                                                                ==============================
Undistributed (overdistribution of ) net investment income:
   End of period                                                $        3          $      (41)
                                                                ==============================

See accompanying notes to financial statements.

================================================================================

34  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Tax Exempt Short-Term Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide investors with interest income that is exempt from federal income tax.

The Fund consists of two classes of shares: Tax Exempt Short-Term Fund Shares (Fund Shares) and Tax Exempt Short-Term Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

   Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

   The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

   The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

   The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the

================================================================================

36  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

      valuations include significant unobservable inputs, the securities would be categorized in Level 3.

   2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

   3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

      Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

   Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

   Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially

================================================================================

38  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   fully invested. As of September 30, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $15,104,000; all of which were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended September 30, 2016, the Fund Shares and the Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $6,000, which represents 2.4% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

================================================================================

40  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

At March 31, 2016, the Fund had net capital loss carryforwards of $18,575,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)              BALANCE
                     --------------             -----------
                     Short-Term                 $   689,000
                     Long-Term                   17,886,000
                                                -----------
                        Total                   $18,575,000
                                                ===========

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $226,326,000 and $209,283,000, respectively.

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $23,401,000 and $2,970,000, respectively, resulting in net unrealized appreciation of $20,431,000.

================================================================================

                                          NOTES TO FINANCIAL STATEMENTS |    41

================================================================================

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                       SIX-MONTH PERIOD ENDED                   YEAR ENDED
                                         SEPTEMBER 30, 2016                   MARCH 31, 2016
     ----------------------------------------------------------------------------------------------
                                        SHARES          AMOUNT           SHARES            AMOUNT
                                      -------------------------------------------------------------
     FUND SHARES:
     Shares sold                       16,978           $ 179,890        30,716           $ 325,942
     Shares issued from reinvested
       dividends                        1,020              10,809         2,203              23,363
     Shares redeemed                  (19,345)           (204,967)      (47,431)           (503,256)
                                      -------------------------------------------------------------
     Net decrease from capital
       share transactions              (1,347)          $ (14,268)      (14,512)          $(153,951)
                                      =============================================================
     ADVISER SHARES:
     Shares sold                          425           $   4,510         3,380           $  35,883
     Shares issued from reinvested
       dividends                           10                 103             8                  82
     Shares redeemed*                  (1,131)            (11,993)       (2,034)            (21,578)
                                      -------------------------------------------------------------
     Net increase (decrease) from
       capital share transactions        (696)          $  (7,380)        1,354           $  14,387
                                      =============================================================

*Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

   The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.28% of the Fund's average net assets.

================================================================================

42  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Short Municipal Debt Funds Index. The Lipper Short Municipal Debt Funds Index tracks the total return performance of Funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

   OVER/UNDER PERFORMANCE
   RELATIVE TO INDEX                           ANNUAL ADJUSTMENT RATE
   (IN BASIS POINTS)(1)                        (IN BASIS POINTS)(1)
   ------------------------------------------------------------------
   +/- 20 to 50                                +/- 4
   +/- 51 to 100                               +/- 5
   +/- 101 and greater                         +/- 6

   (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

   Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

   Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Short Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

   For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $2,815,000, which included a 0.04% performance adjustment for the Fund Shares of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

   $326,000. For the six-month period ended September 30, 2016, the Adviser Shares did not incur any performance adjustment.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $1,314,000 and $20,000, respectively.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $25,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 1, 2017, to limit the total annual operating expenses of the Adviser Shares to 0.80% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through August 1, 2017, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended September 30, 2016, the Adviser Shares incurred reimbursable expenses of $7,000, of which $3,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA
   Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such

================================================================================

44  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

   intermediaries. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $393,000 and $3,000, respectively.

E. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $33,000.

F. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 465,000 Adviser Shares, which represents 20.8% of the Adviser Shares outstanding and 0.3% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                             ------------------------------------------------------------------------------------------
                                   2016             2016            2015            2014          2013             2012
                             ------------------------------------------------------------------------------------------
Net asset value at
  beginning of period        $    10.59       $    10.68       $    10.71     $    10.84     $    10.80      $    10.61
                             ------------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .08              .16              .17            .19            .22             .27
  Net realized and
    unrealized gain (loss)         (.01)            (.09)            (.03)          (.13)           .04             .19
                             ------------------------------------------------------------------------------------------
Total from investment
  operations                        .07              .07              .14            .06            .26             .46
                             ------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.08)            (.16)            (.17)          (.19)          (.22)           (.27)
                             ------------------------------------------------------------------------------------------
Net asset value at
  end of period              $    10.58       $    10.59       $    10.68     $    10.71     $    10.84      $    10.80
                             ==========================================================================================

Total return (%)*                   .63              .62             1.29            .60           2.41            4.40
Net assets at end of
  period (000)               $1,743,807       $1,760,074       $1,929,648     $2,031,383     $2,185,741      $2,124,120
Ratios to average
  net assets:**
  Expenses (%)(a)                   .54(b)           .55              .55            .55            .55             .55
  Net investment income (%)        1.44(b)          1.47             1.56           1.81           2.02            2.54
Portfolio turnover (%)               18               25               30             14              3              16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $1,746,605,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

46  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                SEPTEMBER 30,                      YEAR ENDED MARCH 31,
                             --------------------------------------------------------------------------------
                                   2016          2016          2015        2014         2013             2012
                             --------------------------------------------------------------------------------
Net asset value at
  beginning of period           $ 10.59      $ 10.67         $ 10.71       $ 10.84      $10.80         $10.61
                                -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income             .06          .13             .14           .17         .19            .25
  Net realized and
    unrealized gain (loss)         (.01)        (.08)           (.04)         (.13)        .04            .19
                                -----------------------------------------------------------------------------
Total from investment
  operations                        .05          .05             .10           .04         .23            .44
                                -----------------------------------------------------------------------------
Less distributions from:
  Net investment income            (.06)        (.13)           (.14)         (.17)       (.19)          (.25)
                                -----------------------------------------------------------------------------
Redemption fees added
  to beneficial interests             -          .00(a)            -             -           -              -
                                -----------------------------------------------------------------------------
Net asset value at
  end of period                 $ 10.58      $ 10.59         $ 10.67       $ 10.71      $10.84         $10.80
                                =============================================================================

Total return (%)*                   .50          .46             .94           .35        2.16           4.14
Net assets at end of
  period (000)                  $23,615      $31,017         $16,805       $11,186      $6,604         $6,011
Ratios to average
  net assets:**
  Expenses (%)(b)                   .80(c)       .80             .80           .80         .80            .80
  Expenses, excluding
    reimbursements (%)(b)           .86(c)       .83             .98           .94        1.17           1.30
  Net investment income (%)        1.19(c)      1.17            1.32          1.55        1.77           2.28
Portfolio turnover (%)               18           25              30            14           3             16

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $26,290,000.
(a) Represents less than $0.01 per share.
(b) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual

================================================================================

48  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                        BEGINNING                ENDING                DURING PERIOD*
                                       ACCOUNT VALUE         ACCOUNT VALUE             APRIL 1, 2016 -
                                       APRIL 1, 2016       SEPTEMBER 30, 2016        SEPTEMBER 30, 2016
                                       ----------------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00              $1,006.30                   $2.72
Hypothetical
  (5% return before expenses)             1,000.00               1,022.36                    2.74

ADVISER SHARES
Actual                                    1,000.00               1,005.00                    4.02
Hypothetical
  (5% return before expenses)             1,000.00               1,021.06                    4.05

*Expenses are equal to the annualized expense ratio of 0.54% for Fund Shares and 0.80% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 0.63% for Fund Shares and 0.50% for Adviser Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  49

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning

================================================================================

50  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund.

However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of its duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

                                                     ADVISORY AGREEMENT(S) |  51

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objectives and classifications, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with same investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was equal to the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its

================================================================================

52  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services provided by the Manager. The Board also took into account management's discussion of the Fund's expenses. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three-, five-, and ten- year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 35% of its performance universe for the one-year period ended December 31, 2015, was in the top 15% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 5% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also

================================================================================

                                                     ADVISORY AGREEMENT(S) |  53

================================================================================

considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation.

The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of the services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

54  | USAA TAX EXEMPT SHORT-TERM FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39592-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                [GRAPHIC OF USAA TARGET MANAGED ALLOCATION FUND]

  ===============================================================

        SEMIANNUAL REPORT
        USAA TARGET MANAGED ALLOCATION FUND
        SEPTEMBER 30, 2016

  ===============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            6

FINANCIAL INFORMATION

    Portfolio of Investments                                                   9

    Notes to Portfolio of Investments                                         11

    Financial Statements                                                      12

    Notes to Financial Statements                                             15

EXPENSE EXAMPLE                                                               25

ADVISORY AGREEMENT(S)                                                         27

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

225186-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) SEEKS TO MAXIMIZE TOTAL RETURN PRIMARILY THROUGH CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in U.S. and/or foreign (to include emerging markets) equity securities and fixed-income securities through investments in shares of other investment companies, including exchange-traded funds (ETFs) and real estate securities, including real estate investment trusts (REITs). Consistent with its investment strategy, the Fund may at times invest directly in U.S. and/or foreign equity securities and fixed-income securities as well as derivatives, including futures and options contracts.*

*This Fund is not offered for sale directly to the general public and currently is available for investment only to other USAA funds participating in a fund-of-funds investment strategy and other accounts managed by USAA Asset Management Company (AMCO) or an affiliate. The Fund may be offered to other persons and legal entities that AMCO may approve from time to time. There are no minimum initial or subsequent purchase amounts for investments in the Fund.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF JOHN P. TOOHEY]                         [PHOTO OF WASIF A. LATIF]
JOHN P. TOOHEY, CFA                               WASIF A. LATIF
USAA Asset                                        USAA Asset
Management Company                                Management Company

--------------------------------------------------------------------------------

o  WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

   After a challenging environment through late 2015 and the initial weeks of 2016, the global financial markets produced favorable returns for the reporting period ended September 30, 2016.

   In the months leading up to the reporting period, higher-risk market segments were under pressure from a variety of factors, including concerns about slowing global growth, falling commodity prices, and the possibility that the Federal Reserve (the Fed) would begin to raise interest rates more aggressively. These fears were largely alleviated in mid-February 2016, when the aggressive stimulus programs initiated by the world's central banks, together with comments by Fed officials that interest rates would rise only gradually, sparked a recovery in commodities and a revival of investor risk appetites.

   This improved backdrop was reflected in the performance of the major asset classes during the reporting period. U.S. equities gained ground across the market capitalization spectrum, with energy- and commodity-related stocks performing particularly well thanks to the rebound in oil prices. Emerging-market equities also generated gains, reflecting both the surge in commodity prices and the signs of improving economic conditions for a number of the key countries in the asset class. The developed international markets lagged, however, as European and British

================================================================================

2  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   stocks were disproportionately hindered by the United Kingdom's vote to leave the European Union (commonly known as Brexit) in late June 2016. Concerns about the impact of Brexit prevented European and United Kingdom stocks from regaining lost ground as other regions recovered.

   Investment-grade bonds finished in positive territory, although with lower gains than many other segments of the financial markets. The combination of paltry yields overseas and the Fed's lower-for-longer interest rate policy kept U.S. Treasuries on a positive footing, leading to falling yields (and rising prices) for issues with maturities of five years and longer. In addition, both investment-grade corporate and high-yield bonds performed particularly well amid the strong global demand for income-producing investments.

o HOW DID THE USAA TARGET MANAGED ALLOCATION FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For the reporting period ended September 30, 2016, the Fund had a total return of 7.90%. This compares to total returns of 6.34% for the MSCI All-Country World Index and 3.51% for the Bloomberg Barclays U.S. Universal Bond Index*.

   USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

   Consistent with the trends in the broader market, the Fund's allocations to commodities and commodity-related equities delivered strong returns. The Fund's position in the emerging markets also performed very well, highlighted by an investment in the PowerShares FTSE RAFI Emerging Markets Portfolio--a fund that uses four fundamental metrics (firm size,

   Refer to page 7 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays U.S. Universal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   book value, cash flow, sales and dividends) to select its holdings. On the domestic side, the Fund benefited from the favorable relative performance of mid-cap stocks through its position in Vanguard Mid-Cap ETF. Additionally, the Fund's allocation to real estate investment trusts produced hearty performances at a time of falling bond yields and continued strength in property prices. While the Fund's developed-market allocation did not produce returns as high as those of its holdings, it nonetheless provided a positive total return.

   The Fund's allocation to investment-grade bonds--which it achieves through investments in three exchange-traded funds (ETFs)--generated a steady, low single-digit gain. While it did not make a substantial contribution to the Fund's overall return, it helped stabilize some of the volatility that surrounded the Brexit vote. The Fund also had a position in high-yield bonds through the iShares iBoxx $ High Yield Corporate Bond ETF, allowing it to capture the strong outperformance of the asset class relative to the rest of the fixed-income market.

o  WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

   USAA offers six funds in the Target Retirement Series, each of which employs a different strategic asset allocation based on investor risk tolerance and time horizon. Depending on our changing views on market opportunities and risks, we apply tactical asset allocation decisions, overweighting or underweighting the various asset classes within each fund compared to its strategic allocation.

   We utilize the Target Managed Allocation Fund to allow for more flexibility in implementing allocation changes more quickly and with less disruption to the other underlying funds within the Fund's portfolio. The Fund primarily uses ETFs to implement its asset allocation because ETFs tend to be highly liquid vehicles that allow us to apply our tactical asset allocation decisions quickly and efficiently. With this as background,

================================================================================

4  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

   the Fund's asset allocations--as well as the changes within its portfolio that occurred during the course of the reporting period--generally reflect the need to round out the portfolios of the other funds in the Target Retirement series, rather than an active strategy.

   Thank you for allowing us to help you with your investment needs.

   As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o ETFs are subject to risks similar to those of stocks.
   o Non-investment-grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as "junk" bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o Investments in foreign securities are subject to additional and more diverse risks, including but not limited to currency fluctuations, market illiquidity, and political and economic instability. Foreign investing may result in more rapid and extreme changes in value than investments made exclusively in the securities of U.S. companies. There may be less publicly available information relating to foreign companies than those in the U.S. Foreign securities may also be subject to foreign taxes. Investments made in emerging market countries may be particularly volatile. Economies of emerging market countries are generally less diverse and mature than more developed countries and may have less stable political systems.
   o Investing in REITs has some of the same risks associated with the direct ownership of real estate. o Asset allocation does not protect against a loss or guarantee that an investor's goal will be met.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA TARGET MANAGED ALLOCATION FUND (THE FUND)
(Ticker Symbol: UTMAX)

--------------------------------------------------------------------------------
                                               9/30/16              3/31/16
--------------------------------------------------------------------------------
Net Assets                                 $433.6 Million        $415.9 Million
Net Asset Value Per Share                      $10.24                $9.49

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 9/30/16
--------------------------------------------------------------------------------
    3/31/16-9/30/16*             1 YEAR                SINCE INCEPTION 8/7/15
        7.90%                    9.02%                          3.19%

--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 8/1/16**
--------------------------------------------------------------------------------
                                      0.92%

               (Includes acquired fund fees and expenses of 0.27%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares.

================================================================================

6  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                BLOOMBERG BARCLAYS      USAA TARGET MANAGED       MSCI ALL-COUNTRY
               U.S. UNIVERSAL INDEX       ALLOCATION FUND            WORLD INDEX
07/31/15           $10,000.00               $10,000.00               $10,000.00
08/31/15             9,970.55                 9,680.00                 9,314.49
09/30/15            10,009.49                 9,510.00                 8,977.04
10/31/15            10,041.51                 9,820.00                 9,681.60
11/30/15            10,004.94                 9,750.00                 9,601.65
12/31/15             9,954.93                 9,578.19                 9,428.49
01/31/16            10,064.84                 9,304.82                 8,859.65
02/29/16            10,136.40                 9,365.57                 8,798.91
03/31/16            10,260.54                 9,608.57                 9,450.98
04/30/16            10,330.51                 9,730.00                 9,590.49
05/31/16            10,338.62                 9,740.00                 9,602.57
06/30/16            10,520.48                10,014.00                 9,544.44
07/31/16            10,607.26                10,287.00                 9,955.75
08/31/16            10,618.72                10,297.00                 9,989.24
09/30/16            10,621.29                10,368.00                10,050.45

                                   [END CHART]

                       Data from 7/31/15 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Target Managed Allocation Fund to the following benchmarks:

o The unmanaged Bloomberg Barclays U.S. Universal Bond Index comprising of U.S. dollar-denominated, taxable bonds that are related investment grade or below investment grade.

o The unmanaged MSCI All-Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes.

*The performance of the MSCI All-Country World Index and Bloomberg Barclays U.S. Universal Bond Index is calculated from the end of the month, July 31, 2015, while the inception date of the Fund is August 7, 2015. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                          o ASSET ALLOCATION - 9/30/16 o

                         [PIE CHART OF ASSET ALLOCATION]

FIXED-INCOME EXCHANGE-TRADED FUNDS*                                        45.7%
INTERNATIONAL EXCHANGE-TRADED FUNDS*                                       22.9%
DOMESTIC EXCHANGE-TRADED FUNDS*                                            22.4%
COMMODITY-RELATED EXCHANGE-TRADED FUNDS*                                    8.6%
MONEY MARKET INSTRUMENTS                                                    0.4%

                                   [END CHART]

*The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 9-10.

================================================================================

8  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES   SECURITY                                                                                    (000)
-------------------------------------------------------------------------------------------------------------
            EQUITY SECURITIES (99.6%)

            EXCHANGE-TRADED FUNDS (99.6%)

            COMMODITY-RELATED EXCHANGE-TRADED FUNDS (8.6%)
  208,020   First Trust Global Tactical Commodity Strategy Fund*                                     $  4,281
1,257,000   PowerShares DB Commodity Index Tracking Fund*                                              18,868
  345,540   United States Commodity Index Fund*                                                        14,326
                                                                                                     --------
            Total Commodity-Related Exchange-Traded Funds                                              37,475
                                                                                                     --------
            DOMESTIC EXCHANGE-TRADED FUNDS (22.4%)
   77,700   SPDR S&P Oil & Gas Exploration & Production ETF                                             2,988
   16,100   VanEck Vectors Oil Services ETF                                                               471
  494,117   Vanguard Mid-Cap ETF                                                                       63,959
  273,710   Vanguard REIT ETF                                                                          23,742
   24,500   Vanguard Small-Cap ETF                                                                      2,993
   27,000   Vanguard Small-Cap Value ETF                                                                2,988
                                                                                                     --------
            Total Domestic Exchange-Traded Funds                                                       97,141
                                                                                                     --------
            FIXED-INCOME EXCHANGE-TRADED FUNDS (45.7%)
  570,908   iShares 7-10 Year Treasury Bond ETF                                                        63,873
  354,720   iShares iBoxx $ High Yield Corporate Bond ETF                                              30,953
  261,250   iShares TIPS Bond ETF                                                                      30,433
  868,820   Vanguard Total Bond Market ETF                                                             73,102
                                                                                                     --------
            Total Fixed-Income Exchange-Traded Funds                                                  198,361
                                                                                                     --------
            INTERNATIONAL EXCHANGE-TRADED FUNDS (22.9%)
  426,120   iShares Edge MSCI Minimum Volatility Emerging Markets ETF                                  23,036
  334,520   PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio                                  12,294
2,086,238   PowerShares FTSE RAFI Emerging Markets Portfolio                                           37,385
  615,009   WisdomTree Japan Hedged Equity Fund                                                        26,390
                                                                                                     --------
            Total International Exchange-Traded Funds                                                  99,105
                                                                                                     --------
            Total Exchange-Traded Funds                                                               432,082
                                                                                                     --------
            Total Equity Securities (cost: $413,090)                                                  432,082
                                                                                                     --------

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

-------------------------------------------------------------------------------------------------------------
                                                                                                       MARKET
NUMBER                                                                                                  VALUE
OF SHARES   SECURITY                                                                                    (000)
-------------------------------------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENTS (0.4%)

            MONEY MARKET FUNDS (0.4%)
1,775,302   State Street Institutional Liquid Reserves Fund
              Premier Class, 0.40%(a) (cost: $1,775)                                                 $  1,775
                                                                                                     --------

            TOTAL INVESTMENTS (COST: $414,865)                                                       $433,857
                                                                                                     ========

-------------------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------
ASSETS                                       LEVEL 1              LEVEL 2          LEVEL 3              TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Exchange-Traded Funds:
     Commodity-Related Exchange-
        Traded Funds                        $ 37,475                  $-                $-           $ 37,475
     Domestic Exchange-
        Traded Funds                          97,141                   -                 -             97,141
     Fixed-Income Exchange-
        Traded Funds                         198,361                   -                 -            198,361
     International Exchange-
        Traded Funds                          99,105                   -                 -             99,105
Money Market Instruments:
  Money Market Funds                           1,775                   -                 -              1,775
-------------------------------------------------------------------------------------------------------------
Total                                       $433,857                  $-                $-           $433,857
-------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

10  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

   The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 26.6% of net assets at September 30, 2016.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   REIT  Real estate investment trust
   TIPS  Treasury Inflation Protected Securities

o  SPECIFIC NOTES

   (a) Rate represents the money market fund annualized seven-day yield at September 30, 2016.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  11

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $414,865)                                       $433,857
  Cash                                                                                                      18
                                                                                                      --------
    Total assets                                                                                       433,875
                                                                                                      --------
LIABILITIES
  Accrued management fees                                                                                  177
  Other accrued expenses and payables                                                                       55
                                                                                                      --------
    Total liabilities                                                                                      232
                                                                                                      --------
      Net assets applicable to capital shares outstanding                                             $433,643
                                                                                                      ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                                                     $415,916
  Accumulated undistributed net investment income                                                        3,486
  Accumulated net realized loss on investments                                                          (4,751)
  Net unrealized appreciation of investments                                                            18,992
                                                                                                      --------
      Net assets applicable to capital shares outstanding                                             $433,643
                                                                                                      ========
  Capital shares outstanding, unlimited number of shares authorized,
    no par value                                                                                        42,358
                                                                                                      ========
  Net asset value, redemption price, and offering price per share                                     $  10.24
                                                                                                      ========

See accompanying notes to financial statements.

================================================================================

12  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends                                                                                            $ 4,847
  Interest                                                                                                   3
                                                                                                       -------
    Total income                                                                                         4,850
                                                                                                       -------
EXPENSES
  Management fees                                                                                        1,062
  Administration and servicing fees                                                                        106
  Transfer agent's fees                                                                                    106
  Custody and accounting fees                                                                               28
  Shareholder reporting fees                                                                                 1
  Trustees' fees                                                                                            15
  Professional fees                                                                                         35
  Other                                                                                                     11
                                                                                                       -------
      Total expenses                                                                                     1,364
                                                                                                       -------
NET INVESTMENT INCOME                                                                                    3,486
                                                                                                       -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on:
    Unaffiliated transactions                                                                           11,352
    Affiliated transactions (Note 7)                                                                      (222)
  Change in net unrealized appreciation/(depreciation)                                                  17,560
                                                                                                       -------
      Net realized and unrealized gain                                                                  28,690
                                                                                                       -------
  Increase in net assets resulting from operations                                                     $32,176
                                                                                                       =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  13

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and period ended March 31, 2016

--------------------------------------------------------------------------------------------------------------

                                                                                        9/30/2016   3/31/2016*
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                                                  $  3,486     $  4,603
  Net realized gain(loss) on investments                                                   11,130      (15,920)
  Change in net unrealized appreciation/(depreciation)
    of investments                                                                         17,560        1,432
                                                                                         ---------------------
    Increase (decrease) in net assets resulting from operations                            32,176       (9,885)
                                                                                         ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                                         -       (4,930)
                                                                                         ---------------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                                                 4,047      448,524
  Reinvested dividends                                                                          -        4,930
  Cost of shares redeemed                                                                 (18,476)     (22,743)
                                                                                         ---------------------
    Increase (decrease) in net assets from capital
      share transactions                                                                  (14,429)     430,711
                                                                                         ---------------------
  Net increase in net assets                                                               17,747      415,896

NET ASSETS
  Beginning of period                                                                     415,896            -
                                                                                         ---------------------
  End of period                                                                          $433,643     $415,896
                                                                                         =====================
Accumulated undistributed net investment income:
  End of period                                                                          $  3,486     $      -
                                                                                         =====================
CHANGE IN SHARES OUTSTANDING
  Shares sold                                                                                 423       45,726
  Shares issued for dividends reinvested                                                        -          527
  Shares redeemed                                                                          (1,905)      (2,413)
                                                                                         ---------------------
    Increase (decrease) in shares outstanding                                              (1,482)      43,840
                                                                                         =====================

*Fund commenced operations on August 7, 2015.

See accompanying notes to financial statements.

================================================================================

14  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Target Managed Allocation Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek maximum total return primarily through capital appreciation. The Fund is not offered for sale directly to the general public and is available currently for investment only to other USAA funds participating in a fund-of-funds investment strategy or other persons or legal entities that the Fund may approve from time to time.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  15

================================================================================

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Certain preferred and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In many cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not need to be reflected in the value of the Fund's foreign securities. However, the Manager will monitor for

================================================================================

16  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

       events that would materially affect the value of the Fund's foreign securities and the Committee will consider such available information that it deems relevant and will determine a fair value for the affected foreign securities in accordance with valuation procedures. In addition, information from an external vendor or other sources may be used to adjust the foreign market closing prices of foreign equity securities to reflect what the Committee believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events which occur on a fairly regular basis (such as U.S. market movements) are significant. Such securities are categorized in Level 2 of the fair value hierarchy.

    3. Investments in open-end investment companies, commingled, or other funds, other than ETFs, are valued at their NAV at the end of each business day and are categorized in Level 1 of the fair value hierarchy.

    4. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    5. Repurchase agreements are valued at cost.

    6. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

       systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the

================================================================================

18  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

    ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

E. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, there were no custodian and other bank credits.

F. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

G. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $14,659,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                           CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                  TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)              BALANCE
                     --------------             -----------
                     Short-Term                 $13,134,000
                     Long-Term                    1,525,000
                     --------------             -----------
                     Total                      $14,659,000
                                                ===========

================================================================================

20  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $289,795,000 and $300,468,000, respectively.

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $19,623,000 and $631,000, respectively, resulting in net unrealized appreciation of $18,992,000.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the day-to-day investment of a portion of the Fund's assets. For the six-month period ended September 30, 2016, the Fund had no subadviser(s).

    The Fund's management fee is accrued daily and paid monthly at an annualized rate of 0.50% of the Fund's average net assets. For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,062,000.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the six-month period ended September 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $106,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $6,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager agreed, through August 7, 2016, to limit the total annual operating expenses of the Fund to 0.70% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and to reimburse the Fund for all expenses in excess of those amounts. Effective August 1, 2016, the Manager terminated this agreement. For the six-month period ended September 30, 2016, the Fund incurred no reimburseable expenses.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the six-month period ended September 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $106,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

================================================================================

22  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

The Fund offers its shares for investment by other USAA funds and is one of 20 USAA mutual funds in which the affiliated USAA fund-of-funds invest. The USAA fund-of-funds do not invest in the Fund for the purpose of exercising management or control. As of September 30, 2016, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
Target Retirement Income                                                 2.1
Target Retirement 2020                                                   8.0
Target Retirement 2030                                                  27.2
Target Retirement 2040                                                  38.0
Target Retirement 2050                                                  22.8
Target Retirement 2060                                                   1.9

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the six-month period ended September 30, 2016, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                                          NET REALIZED
                                                                         COST TO          GAIN (LOSS)
SELLER                           PURCHASER                              PURCHASER           TO SELLER
------------------------------------------------------------------------------------------------------
Target Managed Allocation        Cornerstone Moderate                   $1,213,000         $   8,000
Target Managed Allocation        Cornerstone Moderately Aggressive       6,834,000           (26,000)
Target Managed Allocation        First Start Growth                      3,496,000          (204,000)
Cornerstone Moderately
  Conservative                   Target Managed Allocation               3,181,000           195,000
Cornerstone Moderately
  Aggressive                     Target Managed Allocation               3,820,000           238,000

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                SIX-MONTH
                                                               PERIOD ENDED            PERIOD ENDED
                                                               SEPTEMBER 30,            MARCH 31,
                                                               ------------------------------------
                                                                   2016                  2016***
                                                               ------------------------------------
Net asset value at beginning of period                         $   9.49                  $  10.00
                                                               ----------------------------------
Income (loss) from investment operations:
  Net investment income                                             .08                       .12(b)
  Net realized and unrealized gain(loss)                            .67                      (.51)(b)
                                                               ----------------------------------
Total from investment operations                                    .75                      (.39)
                                                               ----------------------------------
Less distributions from:
  Net investment income                                               -                      (.12)
                                                               ----------------------------------
Net asset value at end of period                               $  10.24                  $   9.49
                                                               ==================================
Total return (%)*                                                  7.90                     (3.91)
Net assets at end of period (000)                              $433,643                  $415,896
Ratios to average net assets:**
  Expenses (%)(a)                                                   .64                       .65
  Expenses, excluding reimbursements (%)(a)                         .64(c)                    .65
  Net investment income (%)(a)                                     1.64                      1.88
Portfolio turnover (%)                                               69                        84

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were $423,542,000.
*** Fund commenced operations on August 7, 2015.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Calculated using average shares.
(c) Prior to August 1, 2016, the Manager voluntarily agreed to limit the annual expenses of the Fund to 0.70% of the Fund's average net assets.

================================================================================

24  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                        EXPENSES PAID
                                         BEGINNING                ENDING                DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE             APRIL 1, 2016 -
                                        APRIL 1, 2016       SEPTEMBER 30, 2016        SEPTEMBER 30, 2016
                                        ----------------------------------------------------------------
Actual                                    $1,000.00             $1,079.00                    $3.34

Hypothetical
  (5% return before expenses)              1,000.00              1,021.86                     3.24

*Expenses are equal to the Fund's annualized expense ratio of 0.64%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 7.90% for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

26  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services to be provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year in connection with the other funds in the Trust. The Board considered the fees paid to the Manager and the services to be provided to the Fund by the Manager under the Advisory Agreement, as well as other services to be provided by the Manager and its affiliates under other agreements, and the personnel who would be responsible for providing these services. The Board also took into consideration that, in addition to the investment advisory services to be provided to the Fund, the Manager and its affiliates will provide administrative services, compliance oversight, stockholder services, oversight of Fund accounting, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement with respect to the other funds in the Trust. The Board considered the level and depth of

================================================================================

28  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The expected allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," was also considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to provide a high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the other funds in the Trust.

The Board also reviewed the compliance and administrative services to be provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of other funds managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, unaffiliated actively managed institutional ETF investment companies), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other unaffiliated actively managed institutional ETF investment companies with a similar investment classifications/objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services - was above the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, including underlying fund expenses, was below the median of its expense

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the nature and high quality of services provided by the Manager. The Board also noted the level and method of computing the management fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the period August 31, 2015 to December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the period August 31, 2015 to December 31, 2015. The Board also noted that the Funds recently commenced operations and therefore has a limited performance history.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive

================================================================================

30  | USAA TARGET MANAGED ALLOCATION FUND

================================================================================

reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board took into account management's discussions of the Fund's advisory fee structure. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waivers and expense reimbursement arrangements by the Manager. The Board determined that the investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices in view of its limited performance history;
(iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   98356-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                            [GRAPHIC OF USAA VIRGINIA BOND FUND]

  ===============================================

         SEMIANNUAL REPORT
         USAA VIRGINIA BOND FUND
         FUND SHARES o ADVISER SHARES
         SEPTEMBER 30, 2016

  ===============================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                 1

MANAGERS' COMMENTARY ON THE FUND                                               2

INVESTMENT OVERVIEW                                                            5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  16

    Notes to Portfolio of Investments                                         24

    Financial Statements                                                      26

    Notes to Financial Statements                                             29

EXPENSE EXAMPLE                                                               42

ADVISORY AGREEMENT(S)                                                         44

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211759-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VIRGINIA BOND FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund invests primarily in long-term investment-grade securities issued by the Commonwealth of Virginia, its political subdivisions, instrumentalities, and by other government entities, the interest on which is exempt from federal income tax and Virginia state income tax. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than 10 years.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

     [PHOTO OF JOHN C. BONNELL]                      [PHOTO OF DALE R. HOFFMANN]
     JOHN C. BONNELL, CFA                            DALE R. HOFFMANN
     USAA Asset                                      USAA Asset
     Management Company                              Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    The tax-exempt bond market advanced during the reporting period ended September 30, 2016, as demand for municipal securities outweighed the amount of available supply. Although new issuance picked up, it remained low by historical standards. Furthermore, it was dominated by refunding bonds rather than new issues. In a bond refunding, issuers call existing high-interest bonds and replace them with new bonds that have lower coupon rates. Meanwhile, as demand for municipal bonds increased, municipal bond mutual funds also received positive investment inflows every week of the reporting period. Investors continued to prefer municipal securities for their tax-advantaged status as well as their relative stability.

    Municipal bonds also benefited from the performance of the U.S. Treasury market, which the tax-exempt bond market generally follows over time. Longer-term U.S. Treasury securities rallied on strong demand, especially from foreign investors who favored U.S. Treasuries because of their relatively higher yields compared to the government bonds of other developed countries. As U.S. Treasury prices rose, their yields (which move in the opposite direction) fell. During the reporting period, the yield on a 30-year U.S. Treasury security dropped from 2.61% at 3/31/16 to 2.32% at 9/30/16.

    Municipal credit quality remained strong as state and local governments continued to practice sound fiscal management and generally maintained healthy reserves. State and local revenues rose, though at a more moderate

================================================================================

2  | USAA VIRGINIA BOND FUND

================================================================================

    pace than in the recent past. Numerous issuers also took steps to address their pension risks, in some cases proposing tax increases to deal with potential pension-funding shortfalls. Unlike corporate issuers, many state and municipal governments have broad taxing powers and are required by law to balance their budgets.

o HOW DID THE USAA VIRGINIA BOND FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    The Fund has two share classes: Fund Shares and Adviser Shares. For the reporting period ended September 30, 2016, the Fund Shares and Adviser Shares had a total return of 2.30% and 2.18%, respectively, versus an average return of 2.94% amongst the funds in the Lipper Virginia Municipal Debt Funds category. This compares to returns of 2.97% for the Lipper Virginia Municipal Debt Funds Index and 2.30% for the Bloomberg Barclays Municipal Bond Index*. The Fund Shares' and Adviser Shares' tax-exempt distributions over the prior 12 months produced a dividend yield of 3.34% and 3.10%, respectively, compared to the Lipper category average of 3.27%.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy appears to be feeling the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than that of most states. Virginia has been proactive in cutting expenditures to maintain

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

    *Effective August 24, 2016, Bloomberg acquired Barclays Risk Analytics and Index Solutions, Ltd., which includes the Barclays indices. Thus, the Fund's benchmark is now called the Bloomberg Barclays Municipal Bond Index.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

    overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices seem to be serving it well, as it remains one of the minority of states rated AAA by all three credit-rating agencies at the end of the reporting period. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative fiscal management.

o   WHAT STRATEGIES DID YOU EMPLOY DURING THE REPORTING PERIOD?

    We maintained our focus on income generation. Over the long-term, the Fund's income distribution, not its price appreciation, accounts for most of its total return.

    During the reporting period, the Fund continued to benefit from our independent research. In our efforts to find attractive opportunities, we continued to work with our in-house team of analysts to select investments for the Fund on a bond-by-bond basis. Each security is researched, using fundamental analysis that emphasizes an issuer's ability and willingness to repay its debt. Through our research, we seek both to recognize value and avoid potential risks.

    The Fund continues to be diversified by sector and issuer, limiting its exposure to an unexpected event. We also avoid bonds subject to the federal alternative minimum tax for individuals.

    Thank you for allowing us to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA BOND FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA BOND FUND SHARES (FUND SHARES)
(Ticker Symbol: USVAX)

--------------------------------------------------------------------------------
                                          9/30/16                    3/31/16
--------------------------------------------------------------------------------
Net Assets                            $690.0 Million             $648.9 Million
Net Asset Value Per Share                 $11.60                     $11.52

LAST 12 MONTHS
Tax-Exempt Dividends Per Share            $0.387                     $0.412
Capital Gain Distributions Per Share        -                          -
Dollar-Weighted Average
Portfolio Maturity(+)                   13.0 Years                 14.8 Years

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
   3/31/16-9/30/16*            1 YEAR            5 YEARS            10 YEARS
        2.30%                   5.22%             4.64%               4.26%

-------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 9/30/16           EXPENSE RATIO AS OF 3/31/16***
-------------------------------------------------------------------------------
               1.41%                                      0.60%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

AVERAGE ANNUAL COMPOUNDED RETURNS WITH REINVESTMENT OF DIVIDENDS - PERIODS ENDED SEPTEMBER 30, 2016

--------------------------------------------------------------------------------
              TOTAL RETURN      =     DIVIDEND RETURN        +     PRICE CHANGE
--------------------------------------------------------------------------------
10 YEARS         4.26%          =          4.19%             +         0.07%
5 YEARS          4.64%          =          3.83%             +         0.81%
1 YEAR           5.22%          =          3.47%             +         1.75%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

ANNUAL TOTAL RETURNS AND COMPOUNDED DIVIDEND RETURNS FOR THE ONE-YEAR PERIODS ENDED SEPTEMBER 30, 2007-SEPTEMBER 30, 2016

        [CHART OF TOTAL RETURN, DIVIDEND RETURN AND CHANGE IN SHARE PRICE]

                   TOTAL RETURN          DIVIDEND RETURN          CHANGE IN SHARE PRICE
9/30/2007              1.58%                  4.21%                      -2.63%
9/30/2008             -3.49%                  4.31%                      -7.80%
9/30/2009             12.03%                  5.37%                       6.66%
9/30/2010              5.88%                  4.52%                       1.36%
9/30/2011              4.02%                  4.33%                      -0.31%
9/30/2012              8.91%                  4.15%                       4.76%
9/30/2013             -3.12%                  3.65%                      -6.77%
9/30/2014              9.91%                  4.21%                       5.70%
9/30/2015              2.80%                  3.67%                      -0.87%
9/30/2016              5.22%                  3.47%                       1.75%

                                   [END CHART]

    NOTE THE ROLE THAT DIVIDEND RETURNS PLAY IN THE FUND SHARES' TOTAL RETURN OVER TIME. SHARE PRICES AND DIVIDEND RATES WILL VARY FROM PERIOD TO PERIOD. HOWEVER, DIVIDEND RETURNS GENERALLY ARE MORE CONSISTENT AND LESS VOLATILE THAN SHARE PRICES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. Dividend return is the net investment income dividends received over the period, assuming reinvestment of all dividends. Share price change is the change in net asset value over the period adjusted for realized capital gain distributions. The returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gain distributions), redemptions of shares, or reinvested net investment income.

================================================================================

6  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Fund Shares' Dividend Return for the period ended 9/30/16, and
assuming Virginia state tax rates of:        5.75%     5.75%     5.75%    5.75%
and assuming marginal federal tax rates of: 28.00%    36.80%*   38.80%*  43.40%*

A FULLY TAXABLE INVESTMENT MUST PAY THE FOLLOWING:

PERIOD             DIVIDEND RETURN
--------------------------------------------------------------------------------
10 Years                4.19%                6.17%     7.03%     7.26%    7.85%
5 Years                 3.83%                5.64%     6.43%     6.64%    7.18%
1 Year                  3.47%                5.11%     5.83%     6.02%    6.50%

To match the Fund Shares' closing 30-day SEC Yield of 1.41% on 09/30/16
A FULLY TAXABLE INVESTMENT MUST PAY:         2.08%     2.37%     2.44%    2.64%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                      BLOOMBERG BARCLAYS           USAA VIRGINIA              LIPPER VIRGINIA
                        MUNICIPAL BOND               BOND FUND                 MUNICIPAL DEBT
                            INDEX                     SHARES                    FUNDS INDEX
09/30/06                 $10,000.00                 $10,000.00                  $10,000.00
10/31/06                  10,062.71                  10,068.00                   10,060.90
11/30/06                  10,146.59                  10,164.00                   10,141.76
12/31/06                  10,110.74                  10,109.00                   10,099.91
01/31/07                  10,084.85                  10,090.00                   10,082.07
02/28/07                  10,217.74                  10,222.00                   10,202.69
03/31/07                  10,192.55                  10,179.00                   10,170.21
04/30/07                  10,222.72                  10,222.00                   10,206.86
05/31/07                  10,177.46                  10,160.00                   10,161.15
06/30/07                  10,124.72                  10,091.00                   10,100.99
07/31/07                  10,203.21                  10,135.00                   10,160.51
08/31/07                  10,159.19                   9,979.00                   10,048.65
09/30/07                  10,309.52                  10,157.00                   10,200.49
10/31/07                  10,355.47                  10,204.00                   10,239.19
11/30/07                  10,421.50                  10,244.00                   10,269.14
12/31/07                  10,450.43                  10,218.00                   10,256.65
01/31/08                  10,582.21                  10,347.00                   10,368.02
02/29/08                  10,097.73                   9,801.00                    9,872.84
03/31/08                  10,386.34                  10,058.00                   10,130.52
04/30/08                  10,507.88                  10,218.00                   10,272.34
05/31/08                  10,571.41                  10,332.00                   10,359.87
06/30/08                  10,452.09                  10,240.00                   10,238.80
07/31/08                  10,491.82                  10,215.00                   10,235.75
08/31/08                  10,614.60                  10,301.00                   10,319.38
09/30/08                  10,116.83                   9,803.00                    9,885.36
10/31/08                  10,013.57                   9,543.00                    9,647.77
11/30/08                  10,045.40                   9,504.00                    9,574.84
12/31/08                  10,191.86                   9,460.00                    9,598.76
01/31/09                  10,564.91                   9,799.00                   10,026.95
02/28/09                  10,620.41                   9,917.00                   10,122.86
03/31/09                  10,622.35                   9,928.00                   10,124.96
04/30/09                  10,834.56                  10,134.00                   10,370.14
05/31/09                  10,949.17                  10,283.00                   10,533.04
06/30/09                  10,846.60                  10,236.00                   10,466.15
07/31/09                  11,028.07                  10,359.00                   10,601.28
08/31/09                  11,216.61                  10,575.00                   10,800.80
09/30/09                  11,619.14                  10,982.00                   11,190.48
10/31/09                  11,375.24                  10,836.00                   11,031.99
11/30/09                  11,469.23                  10,886.00                   11,044.21
12/31/09                  11,507.99                  10,971.00                   11,124.51
01/31/10                  11,567.92                  11,039.00                   11,165.14
02/28/10                  11,680.05                  11,131.00                   11,262.82
03/31/10                  11,652.09                  11,142.00                   11,258.76
04/30/10                  11,793.69                  11,237.00                   11,374.53
05/31/10                  11,882.15                  11,285.00                   11,423.78
06/30/10                  11,889.21                  11,273.00                   11,395.50
07/31/10                  12,037.46                  11,367.00                   11,513.64
08/31/10                  12,313.06                  11,589.00                   11,751.02
09/30/10                  12,293.82                  11,628.00                   11,773.55
10/31/10                  12,259.77                  11,602.00                   11,742.47
11/30/10                  12,014.62                  11,328.00                   11,458.74
12/31/10                  11,781.79                  11,092.00                   11,221.26
01/31/11                  11,695.00                  10,971.00                   11,085.39
02/28/11                  11,881.18                  11,182.00                   11,265.00
03/31/11                  11,841.59                  11,138.00                   11,225.74
04/30/11                  12,053.65                  11,341.00                   11,426.79
05/31/11                  12,259.63                  11,584.00                   11,650.17
06/30/11                  12,302.40                  11,658.00                   11,709.86
07/31/11                  12,427.95                  11,774.00                   11,814.08
08/31/11                  12,640.57                  11,935.00                   11,960.59
09/30/11                  12,771.24                  12,098.00                   12,132.76
10/31/11                  12,723.76                  12,050.00                   12,093.46
11/30/11                  12,798.93                  12,091.00                   12,133.15
12/31/11                  13,042.41                  12,310.00                   12,362.26
01/31/12                  13,344.04                  12,645.00                   12,737.63
02/29/12                  13,357.19                  12,653.00                   12,737.31
03/31/12                  13,270.40                  12,629.00                   12,655.65
04/30/12                  13,423.49                  12,757.00                   12,801.84
05/31/12                  13,534.92                  12,876.00                   12,922.94
06/30/12                  13,520.39                  12,895.00                   12,911.01
07/31/12                  13,734.67                  13,058.00                   13,138.82
08/31/12                  13,750.31                  13,103.00                   13,159.54
09/30/12                  13,833.37                  13,174.00                   13,231.15
10/31/12                  13,872.40                  13,238.00                   13,279.10
11/30/12                  14,100.94                  13,430.00                   13,535.43
12/31/12                  13,926.66                  13,266.00                   13,304.05
01/31/13                  13,984.66                  13,339.00                   13,399.24
02/28/13                  14,027.02                  13,380.00                   13,431.92
03/31/13                  13,966.53                  13,340.00                   13,337.86
04/30/13                  14,119.63                  13,474.00                   13,490.79
05/31/13                  13,947.15                  13,334.00                   13,350.12
06/30/13                  13,552.23                  12,899.00                   12,845.50
07/31/13                  13,433.74                  12,710.00                   12,660.92
08/31/13                  13,242.02                  12,477.00                   12,355.90
09/30/13                  13,527.03                  12,763.00                   12,602.59
10/31/13                  13,633.90                  12,864.00                   12,693.01
11/30/13                  13,605.80                  12,886.00                   12,660.52
12/31/13                  13,571.05                  12,848.00                   12,592.83
01/31/14                  13,835.44                  13,166.00                   12,865.28
02/28/14                  13,997.67                  13,330.00                   13,060.33
03/31/14                  14,021.21                  13,371.00                   13,094.91
04/30/14                  14,189.67                  13,546.00                   13,248.57
05/31/14                  14,372.39                  13,758.00                   13,463.43
06/30/14                  14,384.85                  13,776.00                   13,426.52
07/31/14                  14,410.18                  13,759.00                   13,422.43
08/31/14                  14,584.73                  13,985.00                   13,629.03
09/30/14                  14,599.54                  14,027.00                   13,679.74
10/31/14                  14,699.62                  14,122.00                   13,746.43
11/30/14                  14,725.09                  14,139.00                   13,763.96
12/31/14                  14,799.29                  14,232.00                   13,840.73
01/31/15                  15,061.60                  14,447.00                   14,049.59
02/28/15                  14,906.29                  14,279.00                   13,911.02
03/31/15                  14,949.34                  14,320.00                   13,949.76
04/30/15                  14,870.85                  14,238.00                   13,867.38
05/31/15                  14,829.74                  14,218.00                   13,861.63
06/30/15                  14,816.31                  14,210.00                   13,771.93
07/31/15                  14,923.59                  14,295.00                   13,832.36
08/31/15                  14,952.94                  14,350.00                   13,863.10
09/30/15                  15,061.18                  14,420.00                   13,974.25
10/31/15                  15,121.12                  14,465.00                   14,032.90
11/30/15                  15,181.20                  14,533.00                   14,081.67
12/31/15                  15,287.92                  14,631.00                   14,170.58
01/31/16                  15,470.36                  14,746.00                   14,283.59
02/29/16                  15,494.59                  14,751.00                   14,326.31
03/31/16                  15,543.73                  14,832.00                   14,388.57
04/30/16                  15,658.07                  14,940.00                   14,470.15
05/31/16                  15,700.42                  15,019.00                   14,543.35
06/30/16                  15,950.14                  15,228.00                   14,846.91
07/31/16                  15,959.83                  15,202.00                   14,839.86
08/31/16                  15,981.42                  15,226.00                   14,863.93
09/30/16                  15,901.69                  15,176.00                   14,815.22

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Shares to the following benchmarks:

o The unmanaged, broad-based Bloomberg Barclays Municipal Bond Index tracks total return performance for the long-term, investment-grade, tax-exempt bond market. All tax-exempt bond funds will find it difficult to outperform the index because the index does not reflect any deduction for fees, expenses, or taxes.

o The unmanaged Lipper Virginia Municipal Debt Funds Index, which measures the Fund's performance to that of the Lipper Virginia Municipal Debt Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

8  | USAA VIRGINIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                               USAA VIRGINIA                    LIPPER VIRGINIA
                                 BOND FUND                      MUNICIPAL DEBT
                                  SHARES                         FUNDS AVERAGE
09/30/07                           4.20%                            3.79%
09/30/08                           4.79%                            4.14%
09/30/09                           4.29%                            3.91%
09/30/10                           4.08%                            3.80%
09/30/11                           4.07%                            3.85%
09/30/12                           3.66%                            3.46%
09/30/13                           3.80%                            3.60%
09/30/14                           3.67%                            3.50%
09/30/15                           3.55%                            3.39%
09/30/16                           3.43%                            3.12%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/07 to 9/30/16.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

USAA VIRGINIA BOND FUND ADVISER SHARES (ADVISER SHARES)
(Ticker Symbol: UVABX)

--------------------------------------------------------------------------------
                                            9/30/16                  3/31/16
--------------------------------------------------------------------------------
Net Assets                              $27.1 Million             $23.0 Million
Net Asset Value Per Share                   $11.59                    $11.51

LAST 12 MONTHS
Tax-Exempt Dividends Per Share              $0.360                    $0.385
Capital Gain Distributions Per Share           -                         -

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
   3/31/16-9/30/16*        1 YEAR        5 YEARS       SINCE INCEPTION 8/01/10
          2.18%            4.88%          4.39%                 4.54%

--------------------------------------------------------------------------------
   30-DAY SEC YIELD** AS OF 9/30/16             EXPENSE RATIO AS OF 3/31/16***
--------------------------------------------------------------------------------
                 1.17%                                      0.84%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**Calculated as prescribed by the Securities and Exchange Commission.

***The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

No adjustment has been made for taxes payable by shareholders on their reinvested net investment income and realized capital gain distributions.

================================================================================

10  | USAA VIRGINIA BOND FUND

================================================================================

TAXABLE EQUIVALENT ILLUSTRATION

To match the Adviser Shares' closing 30-day SEC Yield of 1.17% on 09/30/16 and
assuming Virginia state tax rates of:         5.75%   5.75%     5.75%     5.75%
and assuming marginal federal tax rates of:  28.00%  36.80%*   38.80%*   43.40%*
A FULLY TAXABLE INVESTMENT MUST PAY:          1.72%   1.96%     2.03%     2.19%

This table is based on a hypothetical investment calculated for illustrative purposes only. It is not an indication of performance for any of the USAA family of funds. Taxable equivalent returns or yields will vary depending on applicable tax rates.

--------------------------------------------------------------------------------

Some income may be subject to federal, state, or local taxes, but not the alternative minimum tax. Based on 2015 tax rates or rates in effect as of the issuance of this report. The above marginal rates assume married, filing jointly.

*The above marginal rates assume income exceeds $250,000 and investment income is subject to the 3.80% medicare tax which is applied for income over a specific level, depending on the federal income tax filing status.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                         BLOOMBERG BARCLAYS            USAA VIRGINIA                  LIPPER VIRGINIA
                           MUNICIPAL BOND                BOND FUND                     MUNICIPAL DEBT
                               INDEX                   ADVISER SHARES                   FUNDS INDEX
07/31/10                    $10,000.00                   $10,000.00                      $10,000.00
08/31/10                     10,228.95                    10,192.19                       10,206.18
09/30/10                     10,212.97                    10,222.70                       10,225.75
10/31/10                     10,184.68                    10,196.69                       10,198.75
11/30/10                      9,981.03                     9,952.02                        9,952.32
12/31/10                      9,787.61                     9,741.82                        9,746.05
01/31/11                      9,715.50                     9,633.52                        9,628.05
02/28/11                      9,870.17                     9,816.40                        9,784.05
03/31/11                      9,837.28                     9,766.84                        9,749.95
04/30/11                     10,013.45                     9,952.12                        9,924.57
05/31/11                     10,184.57                    10,163.27                       10,118.58
06/30/11                     10,220.10                    10,226.11                       10,170.42
07/31/11                     10,324.40                    10,317.16                       10,260.95
08/31/11                     10,501.03                    10,465.37                       10,388.20
09/30/11                     10,609.58                    10,606.52                       10,537.72
10/31/11                     10,570.14                    10,562.58                       10,503.59
11/30/11                     10,632.58                    10,597.09                       10,538.07
12/31/11                     10,834.86                    10,777.74                       10,737.06
01/31/12                     11,085.43                    11,079.06                       11,063.08
02/29/12                     11,096.35                    11,084.08                       11,062.80
03/31/12                     11,024.25                    11,059.90                       10,991.87
04/30/12                     11,151.44                    11,160.75                       11,118.85
05/31/12                     11,244.01                    11,272.50                       11,224.02
06/30/12                     11,231.93                    11,287.75                       11,213.67
07/31/12                     11,409.94                    11,428.16                       11,411.52
08/31/12                     11,422.94                    11,455.60                       11,429.52
09/30/12                     11,491.93                    11,526.22                       11,491.72
10/31/12                     11,524.36                    11,570.41                       11,533.37
11/30/12                     11,714.22                    11,736.71                       11,755.99
12/31/12                     11,569.44                    11,589.94                       11,555.03
01/31/13                     11,617.62                    11,664.31                       11,637.71
02/28/13                     11,652.81                    11,688.99                       11,666.09
03/31/13                     11,602.56                    11,662.23                       11,584.40
04/30/13                     11,729.74                    11,776.88                       11,717.22
05/31/13                     11,586.46                    11,650.37                       11,595.05
06/30/13                     11,258.38                    11,270.46                       11,156.77
07/31/13                     11,159.95                    11,103.25                       10,996.45
08/31/13                     11,000.68                    10,895.31                       10,731.53
09/30/13                     11,237.45                    11,135.56                       10,945.79
10/31/13                     11,326.23                    11,232.88                       11,024.33
11/30/13                     11,302.88                    11,249.95                       10,996.10
12/31/13                     11,274.02                    11,214.46                       10,937.31
01/31/14                     11,493.66                    11,477.65                       11,173.95
02/28/14                     11,628.43                    11,618.75                       11,343.36
03/31/14                     11,647.98                    11,665.55                       11,373.39
04/30/14                     11,787.93                    11,805.90                       11,506.85
05/31/14                     11,939.72                    11,988.11                       11,693.46
06/30/14                     11,950.07                    12,002.50                       11,661.40
07/31/14                     11,971.12                    11,995.70                       11,657.85
08/31/14                     12,116.12                    12,188.98                       11,837.29
09/30/14                     12,128.43                    12,213.54                       11,881.33
10/31/14                     12,211.57                    12,302.10                       11,939.25
11/30/14                     12,232.73                    12,316.47                       11,954.48
12/31/14                     12,294.37                    12,383.75                       12,021.16
01/31/15                     12,512.28                    12,568.27                       12,202.56
02/28/15                     12,383.26                    12,430.24                       12,082.20
03/31/15                     12,419.02                    12,463.43                       12,115.85
04/30/15                     12,353.82                    12,389.50                       12,044.30
05/31/15                     12,319.66                    12,369.54                       12,039.31
06/30/15                     12,308.51                    12,350.10                       11,961.40
07/31/15                     12,397.63                    12,429.45                       12,013.89
08/31/15                     12,422.01                    12,477.06                       12,040.58
09/30/15                     12,511.93                    12,535.74                       12,137.12
10/31/15                     12,561.73                    12,560.19                       12,188.06
11/30/15                     12,611.63                    12,617.42                       12,230.42
12/31/15                     12,700.29                    12,707.67                       12,307.64
01/31/16                     12,851.86                    12,797.69                       12,405.79
02/29/16                     12,871.98                    12,799.52                       12,442.90
03/31/16                     12,912.80                    12,867.39                       12,496.97
04/30/16                     13,007.79                    12,958.00                       12,567.83
05/31/16                     13,042.97                    13,024.00                       12,631.41
06/30/16                     13,250.42                    13,203.00                       12,895.06
07/31/16                     13,258.47                    13,178.00                       12,888.94
08/31/16                     13,276.41                    13,196.00                       12,909.84
09/30/16                     13,210.17                    13,149.00                       12,867.54

                                   [END CHART]

                       Data from 7/31/10 through 9/30/16.*

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Virginia Bond Fund Adviser Shares to the benchmarks listed above (see page 8 for benchmark definitions).

*The performance of the Bloomberg Barclays Municipal Bond Index and the Lipper Virginia Municipal Debt Funds Index is calculated from the end of the month, July 31, 2010, while the inception date of the Adviser Shares is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees, expenses, or taxes, except that the Lipper index reflects the fees and expenses of the underlying funds included in the index.

================================================================================

12  | USAA VIRGINIA BOND FUND

================================================================================

                     o 12-MONTH DIVIDEND YIELD COMPARISON o

                  [CHART OF 12-MONTH DIVIDEND YIELD COMPARISON]

                                USAA VIRGINIA                   LIPPER VIRGINIA
                                 BOND FUND                       MUNICIPAL DEBT
                               ADVISER SHARES                    FUNDS AVERAGE
09/30/11                            3.84%                            3.90%
09/30/12                            3.62%                            3.49%
09/30/13                            3.83%                            3.56%
09/30/14                            3.60%                            3.47%
09/30/15                            3.42%                            3.43%
09/30/16                            3.10%                            3.27%

                                   [END CHART]

The 12-month dividend yield is computed by dividing net investment income dividends paid during the previous 12 months by the latest adjusted month-end net asset value. The yields quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles. The net asset value is adjusted for a portion of the capital gains, if any, distributed during the previous nine months. The graph represents data for periods ending 9/30/11 to 9/30/16.

The Lipper Virginia Municipal Debt Funds Average is an average performance level of all Virginia municipal debt funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                         o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

Hospital ................................................................  21.3%
Education ...............................................................  18.4%
Escrowed Bonds ..........................................................  12.8%
Water/Sewer Utility .....................................................   6.2%
Airport/Port ............................................................   6.1%
Nursing/CCRC ............................................................   5.2%
Toll Roads ..............................................................   4.8%
Health Miscellaneous ....................................................   4.3%
Appropriated Debt .......................................................   3.5%
Multifamily Housing .....................................................   2.8%

    You will find a complete list of securities that the Fund owns on pages 16-23.

================================================================================

14  | USAA VIRGINIA BOND FUND

================================================================================

                       o PORTFOLIO RATINGS MIX - 9/30/16 o

                      [PIE CHART OF PORTFOLIO RATINGS MIX]

AAA                                                                       14.4%
AA                                                                        52.6%
A                                                                         11.3%
BBB                                                                        9.4%
BELOW INVESTMENT-GRADE                                                     4.3%
UNRATED                                                                    8.0%

                                   [END CHART]

This chart reflects the highest long-term rating from a Nationally Recognized Statistical Rating Organization (NRSRO), with the four highest long-term credit ratings labeled, in descending order of credit quality, AAA, AA, A, and BBB. These categories represent investment-grade quality. NRSRO ratings are shown because they provide independent analysis of the credit quality of the Fund's investments. USAA Asset Management Company (the Manager) also performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Manager considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure specific characteristics. Any of the Fund's securities that are not rated by an NRSRO appear in the chart above as "Unrated," but these securities are analyzed and monitored by the Manager on an ongoing basis. Government securities that are issued or guaranteed as to principal and interest by the U.S. government and pre-refunded and escrowed-to-maturity municipal bonds that are not rated are treated as AAA for credit quality purposes.

Percentages are of the total market value of the Fund's investments.

You will find a complete list of securities that the Fund owns on pages 16-23.

================================================================================

                                                       INVESTMENT OVERVIEW |  15

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

    PUT BONDS - Provide the right to sell the bond at face value at specific tender dates prior to final maturity. The put feature shortens the effective maturity of the security.

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA       Economic Development Authority
    IDA       Industrial Development Authority/Agency
    MTA       Metropolitan Transportation Authority
    PRE       Pre-refunded to a date prior to maturity

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a

================================================================================

16  | USAA VIRGINIA BOND FUND

================================================================================

    collateral trust. The enhancements do not guarantee the market values of the securities.

    (INS)   Principal and interest payments are insured by one of the following:
            AMBAC Assurance Corp., Assured Guaranty Corp., Assured Guaranty Municipal Corp., or National Public Finance Guarantee Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from Barclays Bank plc, Northern Trust Co., U.S. Bancorp, or Wells Fargo & Co.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

    (NBGA) Principal and interest payments or, under certain circumstances, underlying mortgages, are guaranteed by a nonbank guarantee agreement from Fannie Mae.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

INVESTMENTS

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                              COUPON            FINAL               VALUE
(000)       SECURITY                                                 RATE            MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
            FIXED-RATE INSTRUMENTS (82.0%)

            VIRGINIA (73.8%)
$ 2,500     Albemarle County IDA                                     5.00%           1/01/2031         $  2,510
  1,000     Alexandria IDA                                           4.75            1/01/2036            1,081
  2,000     Amherst IDA                                              5.00            9/01/2026            1,932
  2,000     Amherst IDA                                              4.75            9/01/2030            1,837
 15,000     Arlington County IDA                                     5.00            7/01/2031           16,607
  2,615     Capital Region Airport Commission (INS) (PRE)            5.00            7/01/2031            2,803
    700     Capital Region Airport Commission                        4.00            7/01/2036              785
    750     Capital Region Airport Commission                        4.00            7/01/2038              840
  5,000     Chesapeake Bay Bridge and Tunnel District                5.50            7/01/2025            6,339
  6,520     Chesapeake, 4.75%, 7/15/2023                             4.65(a)         7/15/2032            5,527
  3,000     Chesapeake, 4.88%, 7/15/2023                             4.88(a)         7/15/2040            2,479
  5,000     College Building Auth.                                   5.00            6/01/2029            5,002
  2,725     College Building Auth.                                   5.00            9/01/2031            3,325
  5,615     College Building Auth.                                   5.00            9/01/2032            6,820
  6,380     College Building Auth.                                   5.00            9/01/2033            7,723
 10,000     College Building Auth.                                   5.00            3/01/2034           11,195
  8,000     College Building Auth.                                   4.00            2/01/2035            8,834
 11,710     College Building Auth.                                   5.00            6/01/2036           11,711
  2,540     College Building Auth.                                   5.00            3/01/2041            2,843
  7,100     Fairfax County EDA (PRE)                                 5.00           10/01/2027            7,400
  2,000     Fairfax County EDA                                       5.00           10/01/2029            2,452
  2,000     Fairfax County EDA                                       5.00           10/01/2030            2,453
  2,000     Fairfax County EDA                                       5.00           10/01/2031            2,445
  1,500     Fairfax County EDA                                       5.00           10/01/2032            1,825
  1,500     Fairfax County EDA                                       5.00           12/01/2032            1,621
  2,200     Fairfax County EDA                                       5.00           10/01/2033            2,668
  2,000     Fairfax County EDA                                       5.00           10/01/2034            2,417
  5,750     Fairfax County EDA                                       4.88           10/01/2036            5,768
  7,500     Fairfax County EDA (PRE)                                 5.13           10/01/2037            7,826
  1,500     Fairfax County EDA                                       4.00           10/01/2042            1,604
  2,800     Fairfax County EDA                                       5.00           12/01/2042            2,998
  1,500     Fairfax County IDA (PRE)                                 5.25            5/15/2026            1,670
 14,000     Fairfax County IDA                                       5.00            5/15/2037           16,313
  1,000     Fairfax County IDA                                       4.00            5/15/2042            1,061
  6,900     Fairfax County IDA                                       4.00            5/15/2044            7,421
  5,770     Farms of New Kent Community Dev. Auth.,
              acquired 9/08/2006-10/03/2007;
              cost $5,630(b),(h)                                     5.45            3/01/2036            1,442

================================================================================

18  | USAA VIRGINIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                              COUPON            FINAL               VALUE
(000)       SECURITY                                                 RATE            MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
$ 1,000     Fauquier County IDA (PRE)                                5.00%          10/01/2027         $  1,043
  8,825     Fauquier County IDA (PRE)                                5.25           10/01/2037            9,224
  1,500     Greater Richmond Convention Center Auth.                 5.00            6/15/2032            1,818
  3,340     Hampton Roads Sanitation District (PRE)                  5.00            4/01/2033            3,548
  5,660     Hampton Roads Sanitation District (PRE)                  5.00            4/01/2033            6,013
  4,700     Hampton Roads Sanitation District                        5.00            8/01/2043            5,788
  2,795     Hanover County EDA                                       4.50            7/01/2030            2,950
  1,100     Hanover County EDA                                       4.50            7/01/2032            1,155
  2,000     Hanover County EDA                                       5.00            7/01/2042            2,136
  3,630     Hanover County IDA (INS)                                 6.38            8/15/2018            3,803
  1,200     Henrico County EDA                                       5.00            6/01/2024            1,382
    140     Henrico County EDA                                       4.25            6/01/2026              153
  2,105     Henrico County EDA                                       5.00           11/01/2030            2,453
  2,500     Henrico County EDA                                       4.00           10/01/2035            2,586
  3,175     Housing Dev. Auth.                                       4.50           10/01/2036            3,385
  5,000     Housing Dev. Auth.                                       4.80            7/01/2038            5,480
  5,000     Housing Dev. Auth.                                       5.10           10/01/2038            5,547
  4,480     Housing Dev. Auth.                                       4.60            9/01/2040            4,677
  7,000     Housing Dev. Auth.                                       3.60            5/01/2046            7,145
  1,539     Lewistown Commerce Center Community Dev. Auth.           6.05            3/01/2044            1,493
    741     Lewistown Commerce Center Community Dev. Auth.           6.05            3/01/2044              752
  2,401     Lewistown Commerce Center Community Dev. Auth.,
              acquired 10/12/2007; cost $2,402(b)                    6.05            3/01/2054              354
    750     Lexington IDA(c)                                         4.00            1/01/2031              817
  5,000     Lexington IDA (PRE)                                      5.00           12/01/2036            5,543
  1,000     Lexington IDA(c)                                         4.00            1/01/2037            1,062
  2,000     Lexington IDA                                            5.00            1/01/2043            2,324
  1,135     Loudoun County EDA                                       5.00           12/01/2031            1,392
    800     Loudoun County EDA                                       5.00           12/01/2032              977
    775     Loudoun County EDA                                       5.00           12/01/2033              943
    805     Loudoun County EDA                                       5.00           12/01/2034              976
  5,000     Lynchburg                                                4.00            6/01/2044            5,466
  3,000     Lynchburg EDA                                            5.00            9/01/2043            3,331
  5,389     Marquis Community Dev. Auth.,
              acquired 3/01/2012; cost $468(b),(d)                   5.63(e)         9/01/2041              764
  3,532     Marquis Community Dev. Auth.,
              acquired 3/01/2012; cost $2,926(b),(d)                 5.63            9/01/2041            2,858
  1,093     Marquis Community Dev. Auth.,
              7.50%, 9/01/2021(f)                                    7.50(a)         9/01/2045              724
  5,000     Montgomery County EDA                                    5.00            6/01/2035            5,614
  5,500     Montgomery County IDA (PRE)                              5.00            2/01/2029            5,806
  1,000     Norfolk EDA                                              5.00           11/01/2030            1,165
  3,500     Norfolk EDA                                              5.00           11/01/2043            4,053

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                              COUPON            FINAL               VALUE
(000)       SECURITY                                                 RATE            MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
$ 1,300     Norfolk Redevelopment and Housing Auth.                  5.50%          11/01/2019         $  1,305
  4,816     Peninsula Town Center Community Dev. Auth.               6.45            9/01/2037            4,986
  3,000     Port Auth.                                               5.00            7/01/2030            3,302
 10,000     Port Auth.                                               5.00            7/01/2040           10,990
  1,000     Portsmouth                                               5.00            2/01/2033            1,195
  2,815     Powhatan County EDA (INS) (PRE)                          5.00            3/15/2032            2,870
  3,370     Prince William County IDA                                4.88            1/01/2020            3,378
  8,000     Prince William County IDA                                5.13            1/01/2026            8,015
  1,705     Prince William County IDA(g)                             5.50            9/01/2031            2,007
  2,000     Prince William County IDA                                5.50            9/01/2031            2,359
  1,000     Prince William County IDA                                5.50            9/01/2034            1,177
 10,000     Prince William County IDA                                5.00           11/01/2046           11,310
 10,000     Public School Auth.                                      5.00            8/01/2024           12,676
  4,000     Radford IDA (NBGA)                                       3.50            9/15/2029            4,233
  5,310     Rappahannock Regional Jail Auth. (INS) (PRE)             4.75           12/01/2031            5,346
  2,340     Rappahannock Regional Jail Auth.                         5.00           10/01/2034            2,853
  1,165     Rappahannock Regional Jail Auth.                         5.00           10/01/2035            1,415
  6,280     Rappahannock Regional Jail Auth. (INS) (PRE)             4.50           12/01/2036            6,320
  1,030     Resources Auth.                                          5.00           11/01/2032            1,255
    420     Resources Auth. (PRE)                                    4.38           11/01/2036              421
  1,580     Resources Auth.                                          4.38           11/01/2036            1,584
  1,435     Resources Auth.                                          5.00           11/01/2040            1,634
  7,310     Resources Auth.                                          4.00           11/01/2041            7,874
  2,500     Richmond Public Utility (INS)                            4.50            1/15/2033            2,527
  2,000     Richmond Public Utility                                  5.00            1/15/2035            2,175
  6,000     Richmond Public Utility                                  5.00            1/15/2038            7,098
  4,500     Richmond Public Utility                                  5.00            1/15/2040            4,895
  5,120     Roanoke County EDA (INS) (PRE)                           5.00           10/15/2027            5,548
  2,850     Roanoke County EDA (INS) (PRE)                           5.00           10/15/2032            3,088
  1,150     Roanoke County EDA                                       5.00            7/01/2033            1,292
  4,285     Roanoke County EDA (INS) (PRE)                           5.13           10/15/2037            4,654
    110     Roanoke County EDA (INS) (PRE)                           5.00            7/01/2038              126
  6,890     Roanoke County EDA (INS)                                 5.00            7/01/2038            7,597
    420     Small Business Financing Auth.                           5.00            4/01/2025              470
    185     Small Business Financing Auth.                           5.25            4/01/2026              207
  1,500     Small Business Financing Auth.                           5.25            9/01/2027            1,550
    855     Small Business Financing Auth.                           5.50            4/01/2028              968
    750     Small Business Financing Auth.                           5.50            4/01/2033              846
 15,000     Small Business Financing Auth.                           5.25            9/01/2037           15,444
 11,945     Small Business Financing Auth.                           5.00           11/01/2040           13,373
    520     Stafford County and City of Stauton IDA (INS)            5.25            8/01/2036              522
  2,700     Stafford County EDA                                      5.00            6/15/2036            3,231

================================================================================

20  | USAA VIRGINIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                              COUPON            FINAL               VALUE
(000)       SECURITY                                                 RATE            MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
$ 3,995     Stafford County EDA                                      4.00%           6/15/2037         $  4,289
 10,000     Tobacco Settlement Financing Corp.                       5.00            6/01/2047            9,821
  6,315     Univ. Health System Auth.                                4.75            7/01/2036            6,963
  3,000     Univ. Health System Auth.                                4.75            7/01/2041            3,301
  4,405     Univ. of Virginia                                        5.00            6/01/2037            5,343
  5,000     Univ. of Virginia                                        4.00            4/01/2045            5,624
  5,000     Upper Occoquan Sewage Auth.                              4.00            7/01/2039            5,624
  5,000     Upper Occoquan Sewage Auth. (PRE)                        5.00            7/01/2041            5,160
  1,795     Virginia Beach Dev. Auth.                                5.00            5/01/2029            2,183
  2,165     Washington County IDA (PRE)                              5.25            8/01/2030            2,514
  2,160     Washington County IDA (PRE)                              5.50            8/01/2040            2,529
  2,645     Watkins Centre Community Dev. Auth.                      5.40            3/01/2020            2,651
  2,000     Western Virginia Regional Jail Auth.                     5.00           12/01/2038            2,436
  3,250     Winchester EDA                                           5.00            1/01/2044            3,754
  3,250     Winchester EDA                                           5.00            1/01/2044            3,836
  3,000     Winchester IDA (PRE)                                     5.63            1/01/2044            3,317
                                                                                                       --------
                                                                                                        529,738
                                                                                                       --------
            DISTRICT OF COLUMBIA (5.3%)
  2,825     Metropolitan Washington Airports Auth.                   5.00           10/01/2029            3,122
 12,465     Metropolitan Washington Airports Auth.                   5.00           10/01/2030           13,432
  5,500     Metropolitan Washington Airports Auth. (INS)             5.32(e)        10/01/2030            3,465
 11,230     Metropolitan Washington Airports Auth.                   5.00           10/01/2039           12,379
  4,000     Metropolitan Washington Airports Auth.                   5.00           10/01/2053            4,524
  1,000     Washington MTA                                           5.13            7/01/2032            1,105
                                                                                                       --------
                                                                                                         38,027
                                                                                                       --------
            GUAM (2.6%)
  1,250     Government                                               5.00           12/01/2046            1,464
  2,000     Government Business Privilege Tax                        5.00           11/15/2039            2,302
  1,500     Government Business Privilege Tax                        5.00            1/01/2042            1,637
  1,255     International Airport Auth. (INS)                        5.75           10/01/2043            1,527
    500     Power Auth.                                              5.00           10/01/2031              572
  1,000     Power Auth.                                              5.00           10/01/2034            1,103
    750     Power Auth. (INS)                                        5.00           10/01/2039              879
  1,000     Power Auth. (INS)                                        5.00           10/01/2044            1,166
  2,850     Waterworks Auth.                                         5.00            7/01/2035            3,240
  4,000     Waterworks Auth.                                         5.50            7/01/2043            4,620
                                                                                                       --------
                                                                                                         18,510
                                                                                                       --------
            U.S. VIRGIN ISLANDS (0.3%)
  2,000     Public Finance Auth.                                     5.00           10/01/2032            1,994
                                                                                                       --------
            Total Fixed-Rate Instruments (cost: $556,606)                                               588,269
                                                                                                       --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                MARKET
AMOUNT                                                              COUPON            FINAL               VALUE
(000)       SECURITY                                                 RATE            MATURITY             (000)
---------------------------------------------------------------------------------------------------------------
            PUT BONDS (1.2%)

            VIRGINIA (1.2%)
$ 5,000     Wise County IDA                                          2.15%          10/01/2040          $ 5,156
  3,000     York County EDA                                          1.88            5/01/2033            3,052
                                                                                                       --------
                                                                                                          8,208
                                                                                                       --------
            Total Put Bonds (cost: $8,000)                                                                8,208
                                                                                                       --------

            VARIABLE-RATE DEMAND NOTES (16.0%)

            VIRGINIA (14.6%)
  3,335     College Building Auth. (LIQ)(f)                          0.92            2/18/2017            3,335
  8,500     College Building Auth. (LIQ)                             0.84            8/01/2034            8,500
  6,885     College Building Auth. (LIQ)                             0.78           11/01/2036            6,885
  2,600     College Building Auth.                                   0.75            1/01/2043            2,600
  8,925     Fairfax County EDA (LIQ)                                 0.84           12/01/2033            8,925
  4,200     Fairfax County EDA (LIQ)                                 0.86           12/01/2033            4,200
  4,400     Fauquier County IDA (LOC - BB&T Corp.)                   0.95           12/01/2033            4,400
 10,000     Hanover County EDA (LOC - U.S. Bancorp)                  0.83           11/01/2025           10,000
  1,435     Hanover County EDA (LOC - Bank of New
              York Mellon Corp.)                                     0.83           11/01/2025            1,435
 28,850     Loudoun County IDA                                       0.84            2/15/2038           28,850
 12,600     Lynchburg IDA (LOC - Federal Home
              Loan Bank of Atlanta)                                  0.86            1/01/2028           12,600
  8,800     Madison County IDA (LOC - SunTrust Bank)                 0.91           10/01/2037            8,800
  4,555     Small Business Financing Auth. (LOC - Bank
              of America Corp.)                                      0.88            7/01/2030            4,555
                                                                                                       --------
                                                                                                        105,085
                                                                                                       --------
            DISTRICT OF COLUMBIA (1.4%)
 10,000     Metropolitan Washington Airports Auth.
              (LOC - Toronto-Dominion Bank)                          0.88           10/01/2039           10,000
                                                                                                       --------
            Total Variable-Rate Demand Notes (cost: $115,085)                                           115,085
                                                                                                       --------

            TOTAL INVESTMENTS (COST: $679,691)                                                         $711,562
                                                                                                       ========

================================================================================

22  | USAA VIRGINIA BOND FUND

================================================================================

---------------------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------------------
ASSETS                                        LEVEL 1             LEVEL 2             LEVEL 3             TOTAL
---------------------------------------------------------------------------------------------------------------
Fixed-Rate Instruments                             $-            $586,827              $1,442          $588,269
Put Bonds                                           -               8,208                   -             8,208
Variable-Rate Demand Notes                          -             115,085                   -           115,085
---------------------------------------------------------------------------------------------------------------
Total                                              $-            $710,120              $1,442          $711,562
---------------------------------------------------------------------------------------------------------------

Refer to the Portfolio of Investments for additional industry, country, or geographic region classifications.

---------------------------------------------------------------------------------------------------------------
                                      RECONCILIATION OF LEVEL 3 INVESTMENTS
---------------------------------------------------------------------------------------------------------------
                                                                                         FIXED-RATE INSTRUMENTS
---------------------------------------------------------------------------------------------------------------
Balance as of March 31, 2016                                                                             $1,443
Purchases                                                                                                     -
Sales                                                                                                         -
Transfers into Level 3                                                                                        -
Transfers out of Level 3                                                                                      -
Net realized gain (loss) on investments                                                                       -
Change in net unrealized appreciation/(depreciation) of investments                                          (1)
---------------------------------------------------------------------------------------------------------------
Balance as of September 30, 2016                                                                         $1,442
---------------------------------------------------------------------------------------------------------------

For the period of April 1, 2016, through September 30, 2016, there were no transfers of securities between levels. The Fund's policy is to recognize any transfers in and transfers out as of the beginning of the reporting period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1A to the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Stepped-coupon security that is initially issued in zero-coupon form and converts to coupon form at the specified date and rate shown in the security's description. The rate presented in the coupon rate column represents the effective yield at the date of purchase.

    (b) Security deemed illiquid by USAA Asset Management Company (the Manager), under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board). The aggregate market value of these securities at September 30, 2016, was $5,418,000, which represented 0.8% of the Fund's net assets.

    (c) At September 30, 2016, the aggregate market value of securities purchased on a delayed-delivery basis was $1,879,000, of which all were when-issued securities.

    (d) Restricted security that is not registered under the Securities Act of 1933.

================================================================================

24    | USAA VIRGINIA BOND FUND

================================================================================

    (e) Zero-coupon security. Rate represents the effective yield at the date of purchase.

    (f) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (g) At September 30, 2016, the security, or a portion thereof, was segregated to cover delayed-delivery and/or when-issued purchases.

    (h) At September 30, 2016, the issuer was in default with respect to interest and/or principal payments.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  25

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (cost of $679,691)                  $711,562
   Cash                                                                                 87
   Receivables:
       Capital shares sold                                                             234
       Interest                                                                      8,011
                                                                                  --------
           Total assets                                                            719,894
                                                                                  --------
LIABILITIES
   Payables:
       Securities purchased                                                          1,889
       Capital shares redeemed                                                         220
       Dividends on capital shares                                                     419
   Accrued management fees                                                             206
   Accrued transfer agent's fees                                                         7
   Other accrued expenses and payables                                                  51
                                                                                  --------
           Total liabilities                                                         2,792
                                                                                  --------
               Net assets applicable to capital shares outstanding                $717,102
                                                                                  ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                $691,840
   Undistributed net investment income                                                   2
   Accumulated net realized loss on investments                                     (6,611)
   Net unrealized appreciation of investments                                       31,871
                                                                                  --------
               Net assets applicable to capital shares outstanding                $717,102
                                                                                  ========
   Net asset value, redemption price, and offering price per share:
           Fund Shares (net assets of $689,965/59,499 capital shares
               outstanding, no par value)                                         $  11.60
                                                                                  ========
           Adviser Shares (net assets of $27,137/2,341 capital shares
               outstanding, no par value)                                         $  11.59
                                                                                  ========

See accompanying notes to financial statements.

================================================================================

26  | USAA VIRGINIA BOND FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                 $13,164
                                                                                   -------
EXPENSES
   Management fees                                                                   1,276
   Administration and servicing fees:
       Fund Shares                                                                     506
       Adviser Shares                                                                   19
   Transfer agent's fees:
       Fund Shares                                                                      98
       Adviser Shares                                                                    5
   Distribution and service fees (Note 6D):
       Adviser Shares                                                                   32
   Custody and accounting fees:
       Fund Shares                                                                      50
       Adviser Shares                                                                    2
   Postage:
       Fund Shares                                                                       5
   Shareholder reporting fees:
       Fund Shares                                                                      11
       Adviser Shares                                                                    1
   Trustees' fees                                                                       15
   Professional fees                                                                    44
   Other                                                                                10
                                                                                   -------
           Total expenses                                                            2,074
                                                                                   -------
NET INVESTMENT INCOME                                                               11,090
                                                                                   -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                    76
   Change in net unrealized appreciation/(depreciation)                              4,470
                                                                                   -------
           Net realized and unrealized gain                                          4,546
                                                                                   -------
   Increase in net assets resulting from operations                                $15,636
                                                                                   =======

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

----------------------------------------------------------------------------------------------------
                                                                        9/30/2016          3/31/2016
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                 $ 11,090           $ 23,366
   Net realized gain on investments                                            76                248
   Change in net unrealized appreciation/(depreciation)
       of investments                                                       4,470             (1,202)
                                                                         ---------------------------
       Increase in net assets resulting from operations                    15,636             22,412
                                                                         ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
       Fund Shares                                                        (10,673)           (22,859)
       Adviser Shares                                                        (367)              (717)
                                                                         ---------------------------
           Distributions to shareholders                                  (11,040)           (23,576)
                                                                         ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
   Fund Shares                                                             36,599              1,716
   Adviser Shares                                                           4,043              1,952
                                                                         ---------------------------
       Total net increase in net assets from
           capital share transactions                                      40,642              3,668
                                                                         ---------------------------
   Net increase in net assets                                              45,238              2,504

NET ASSETS
   Beginning of period                                                    671,864            669,360
                                                                         ---------------------------
   End of period                                                         $717,102           $671,864
                                                                         ===========================
Undistributed (overdistribution of) net investment income:
   End of period                                                         $      2           $    (48)
                                                                         ===========================

See accompanying notes to financial statements.

================================================================================

28  | USAA VIRGINIA BOND FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Virginia Bond Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes.

The Fund consists of two classes of shares: Virginia Bond Fund Shares (Fund Shares) and Virginia Bond Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class' relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, including banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to

================================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

    Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to value a security when, in the Service's judgment, these prices are readily available and are representative of the security's market value. For many securities, such prices are not readily available. The Service generally prices those securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the

================================================================================

30  | USAA VIRGINIA BOND FUND

================================================================================

        extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

    2. Short-term debt securities with original or remaining maturities of 60 days or less may be valued at amortized cost, provided that amortized cost represents the fair value of such securities.

    3. In the event that price quotations or valuations are not readily available, are not reflective of market value, or a significant event has been recognized in relation to a security or class of securities, the securities are valued in good faith by the Committee in accordance with valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's net asset value (NAV) to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, other pricing services, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, evaluation of credit quality, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The valuation of securities falling in the Level 3 category are primarily supported by the value derived based upon the use of inputs such as real property appraisals. However, these securities are included in the Level 3 category due to limited market transparency and/or a lack of corroboration to support the quoted prices.

    Refer to the Portfolio of Investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

================================================================================

32  | USAA VIRGINIA BOND FUND

================================================================================

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested. As of September 30, 2016, the Fund's outstanding delayed-delivery commitments, including interest purchased, were $1,889,000; all of which included were when-issued securities.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. REDEMPTION FEES - All share classes held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares did not charge any redemption fees.

H. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

    that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $2,000, which represents 1.0% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

================================================================================

34  | USAA VIRGINIA BOND FUND

================================================================================

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had net capital loss carryforwards of $6,687,000, for federal income tax purposes, as shown in the table below. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

                            CAPITAL LOSS CARRYFORWARDS
                     --------------------------------------
                                   TAX CHARACTER
                     --------------------------------------
                     (NO EXPIRATION)              BALANCE
                     ---------------             ----------
                     Short-Term                  $1,027,000
                     Long-Term                    5,660,000
                                                 ----------
                     Total                       $6,687,000
                                                 ==========

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended September 30, 2016, were $23,298,000 and $73,969,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

As of September 30, 2016, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as the cost reported in the financial statements.

Gross unrealized appreciation and depreciation of investments as of September 30, 2016, were $38,739,000 and $6,868,000, respectively, resulting in net unrealized appreciation of $31,871,000.

(5) CAPITAL SHARE TRANSACTIONS

At September 30, 2016, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                         SIX-MONTH PERIOD ENDED                YEAR ENDED
                                           SEPTEMBER 30, 2016                MARCH 31, 2016
     ------------------------------------------------------------------------------------------
                                         SHARES          AMOUNT          SHARES          AMOUNT
                                         ------------------------------------------------------
     FUND SHARES:
     Shares sold                          4,508        $ 52,426           4,756        $ 54,371
     Shares issued from reinvested
       dividends                            723           8,421           1,560          17,821
     Shares redeemed                     (2,084)        (24,248)         (6,183)        (70,476)
                                         ------------------------------------------------------
     Net increase from capital
       share transactions                 3,147        $ 36,599             133        $  1,716
                                         ======================================================
     ADVISER SHARES:
     Shares sold                            469        $  5,458             585        $  6,684
     Shares issued from reinvested
       dividends                             25             286              47             537
     Shares redeemed*                      (147)         (1,701)           (462)         (5,269)
                                         ------------------------------------------------------
     Net increase from capital
       share transactions                   347        $  4,043             170        $  1,952
                                         ======================================================

     *Net of redemption fees, if any.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

36  | USAA VIRGINIA BOND FUND

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the six-month period ended September 30, 2016, the Fund's effective annualized base fee was 0.32% of the Fund's average net assets for the same period.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class' performance over the performance period to that of the Lipper Virginia Municipal Debt Funds Index. The Lipper Virginia Municipal Debt Funds Index tracks the total return performance of Funds that limit their assets to those securities that are exempt from taxation in the Commonwealth of Virginia. The performance period for each class consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

    OVER/UNDER PERFORMANCE
    RELATIVE TO INDEX                            ANNUAL ADJUSTMENT RATE
    (IN BASIS POINTS)(1)                         (IN BASIS POINTS)(1)
    -------------------------------------------------------------------
    +/- 20 to 50                                 +/- 4
    +/- 51 to 100                                +/- 5
    +/- 101 and greater                          +/- 6

    (1)Based on the difference between average annual performance of the relevant share class of the Fund and its relevant index, rounded to the nearest basis point. Average net assets of the share class are calculated over a rolling 36-month period.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Each class' annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Virginia Municipal Debt Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $1,276,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $162,000 and $3,000, respectively. For the Fund Shares and Adviser Shares, the performance adjustments were 0.05% and 0.03%, respectively.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $506,000 and $19,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $10,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

================================================================================

38  | USAA VIRGINIA BOND FUND

================================================================================

C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund Shares and Adviser Shares based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the six-month period ended September 30, 2016, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $98,000 and $5,000, respectively.

D. DISTRIBUTION AND SERVICE (12b-1) FEES - The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company
    (IMCO), the distributor, for distribution and shareholder services. IMCO pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares' average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended September 30, 2016, the Adviser Shares incurred distribution and service (12b-1) fees of $32,000.

E. UNDERWRITING SERVICES - IMCO provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services, but may receive 12b-1 fees as described above, with respect to Adviser Shares.

(7) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At September 30, 2016, USAA and its affiliates owned 448,000 Adviser Shares, which represents 19.1% of the Adviser Shares outstanding and 0.7% of the Fund's total outstanding shares.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

(8) FINANCIAL HIGHLIGHTS - FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                 SIX-MONTH
                                PERIOD ENDED
                                SEPTEMBER 30,                        YEAR ENDED MARCH 31,
                                ------------------------------------------------------------------------------
                                    2016          2016          2015          2014           2013         2012
                                ------------------------------------------------------------------------------
Net asset value at
  beginning of period           $  11.52      $  11.53      $  11.17      $  11.60       $  11.40     $  10.48
                                ------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income              .19           .41           .43           .44            .44          .46
  Net realized and
    unrealized gain (loss)           .07          (.01)          .35          (.43)           .20          .92
                                ------------------------------------------------------------------------------
Total from investment
  operations                         .26           .40           .78           .01            .64         1.38
                                ------------------------------------------------------------------------------
Less distributions from:
  Net investment income             (.18)         (.41)         (.42)         (.44)          (.44)        (.46)
                                ------------------------------------------------------------------------------
Net asset value at end
  of period                     $  11.60      $  11.52      $  11.53      $  11.17       $  11.60     $  11.40
                                ==============================================================================
Total return (%)*                   2.30          3.58          7.10           .23           5.65        13.37
Net assets at end
  of period (000)               $689,965      $648,913      $648,331      $595,246       $671,320     $628,271
Ratios to average
  net assets:**
  Expenses (%)(a)                    .58(b)        .60           .59           .59            .57          .55
  Net investment income (%)         3.17(b)       3.57          3.70          4.01           3.77         4.14
Portfolio turnover (%)                 4             3            12             7              6            5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $673,597,000.
(a) Reflects total annual operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

40  | USAA VIRGINIA BOND FUND

================================================================================

(8) FINANCIAL HIGHLIGHTS (CONTINUED) - ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                SIX-MONTH
                               PERIOD ENDED
                               SEPTEMBER 30,                         YEAR ENDED MARCH 31,
                               -----------------------------------------------------------------------------
                                  2016           2016          2015         2014         2013           2012
                               -----------------------------------------------------------------------------
Net asset value at
  beginning of period          $ 11.51        $ 11.53       $ 11.17      $ 11.60      $ 11.40         $10.47
                               -----------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income            .17            .38           .40          .42          .42            .43
  Net realized and
    unrealized gain (loss)         .08           (.02)          .36         (.43)         .20            .93
                               -----------------------------------------------------------------------------
Total from investment
  operations                       .25            .36           .76         (.01)         .62           1.36
                               -----------------------------------------------------------------------------
Less distributions from:
  Net investment income           (.17)          (.38)         (.40)        (.42)        (.42)          (.43)
Redemption fees added
  to beneficial interests            -            .00(a)          -            -            -              -
                               -----------------------------------------------------------------------------
Net asset value at end
  of period                    $ 11.59        $ 11.51       $ 11.53      $ 11.17      $ 11.60         $11.40
                               =============================================================================
Total return (%)*                 2.18           3.24          6.84          .03         5.46          13.23
Net assets at end
  of period (000)              $27,137        $22,951       $21,029      $12,701      $11,912         $7,028
Ratios to average
  net assets:**
  Expenses (%)(c)                  .82(d)         .84           .84(b)       .79          .76            .78
  Expenses, excluding
    reimbursements (%)(c)          .82(d)         .84           .84          .79          .76            .78
  Net investment income (%)       2.92(d)        3.34          3.44         3.80         3.57           3.90
Portfolio turnover (%)               4              3            12            7            6              5

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $25,186,000.
(a) Represents less than $0.01 per share.
(b) Prior to August 1, 2014, the Manager had voluntarily agreed to limit the annual expenses of the Adviser Shares to 0.90% of the Adviser Shares' average net assets.
(c) Reflects total annual operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to

================================================================================

42  | USAA VIRGINIA BOND FUND

================================================================================

estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING              ENDING                DURING PERIOD*
                                        ACCOUNT VALUE         ACCOUNT VALUE            APRIL 1, 2016 -
                                        APRIL 1, 2016       SEPTEMBER 30, 2016       SEPTEMBER 30, 2016
                                        ---------------------------------------------------------------
FUND SHARES
Actual                                    $1,000.00             $1,023.00                  $2.94

Hypothetical
  (5% return before expenses)              1,000.00              1,022.16                   2.94

ADVISER SHARES
Actual                                     1,000.00              1,021.80                   4.16

Hypothetical
  (5% return before expenses)              1,000.00              1,020.96                   4.15

*Expenses are equal to the annualized expense ratio of 0.58% for Fund Shares and 0.82% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 2.30% for Fund Shares and 2.18% for Adviser Shares for the six-month period of April 1, 2016, through September 30, 2016.

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager.

================================================================================

44  | USAA VIRGINIA BOND FUND

================================================================================

At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment

================================================================================

                                                     ADVISORY AGREEMENT(S) |  45

================================================================================

personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust. The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads or with no sales loads), asset size, and expense components (the "expense group") and
(ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies with the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance adjustment - was above the median of its expense group and equal to the median of its expense universe. The data indicated that the Fund's total expense ratio was below the median of its expense group and its expense universe. The Board took into account the various services provided

================================================================================

46   | USAA VIRGINIA BOND FUND

================================================================================

to the Fund by the Manager and its affiliates, including the nature and high quality of services provided by the Manager. The Board took into account management's discussion of the Fund's expenses. The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was above the average of its performance universe and its Lipper index for the one-, three, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 25% of its performance universe for the one-year period ended December 31, 2015, was in the top 5% of its performance universe for the three- and five-year periods ended December 31, 2015, and was in the top 20% of its performance universe for the ten-year period ended December 31, 2015.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  47

================================================================================

administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of services received by the Fund from the Manager. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

48  | USAA VIRGINIA BOND FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Jefferson C. Boyce
                                     Dawn M. Hawley
                                     Paul L. McNamara
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1700
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select your mutual fund
AT USAA.COM                          account and either click the link or
                                     select 'I want to...' and select
OR CALL                              the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39604-1116                                (C)2016, USAA. All rights reserved.


[LOGO OF USAA]
   USAA(R)

                                    [GRAPHIC OF USAA VIRGINIA MONEY MARKET FUND]

 ==============================================================

       SEMIANNUAL REPORT
       USAA VIRGINIA MONEY MARKET FUND
       SEPTEMBER 30, 2016

 ==============================================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"THE CLOSING WEEKS OF A YEAR CAN BE A GOOD
TIME TO TAKE A LOOK AT YOUR FINANCIAL SITUATION     [PHOTO OF BROOKS ENGLEHARDT]
WITH A GOAL OF GETTING YOUR FINANCES IN ORDER."

--------------------------------------------------------------------------------

NOVEMBER 2016

Investors were generally rewarded during the reporting period ended September 30, 2016. Most asset classes posted gains as global growth concerns eased and many of the world's central banks, including the Federal Reserve (the Fed), maintained accommodative monetary policies.

Stock prices generally climbed, despite two brief setbacks. In June 2016, a brief retreat followed the United Kingdom's unexpected vote to withdraw from the European Union (commonly known as Brexit). In September 2016, stocks fell--before quickly recovering--on concerns about a potential Fed interest rate increase.

Meanwhile, bond prices recorded positive returns during the reporting period. As bond prices rose, longer-term interest rates, which move in the opposite direction, fell. As you know, the Fed only has direct control over short-term interest rates. Bond prices and longer-term interest rates are determined by buyers and sellers, sometimes based on their views of Fed policy. During the reporting period, market expectations about potential Fed interest rate increases shifted into the future.

The Fed, which in December 2015 had raised short-term interest rates for the first time since 2008, also initially signaled that four interest rate increases were on tap for 2016. However, policymakers backed off that forecast in March 2016, just before the reporting period began, indicating that only two interest rate increases were on the table. They pointed to the global market turmoil during the first six weeks of 2016 as a contributing factor. Policymakers subsequently hinted there would be a single interest rate increase, but ultimately left interest rates unchanged. In our view, December 2016 is the Fed's only remaining window of opportunity to increase short-term interest rates. It is unlikely to act at its November 2016 meeting, which is just days before the presidential election. We believe that as of this writing, the futures market, which generally is a proxy for investor sentiment, indicates approximately a two-thirds chance that the Fed would raise rates in December 2016.

================================================================================

================================================================================

This begs the question: Is it good or bad if low interest rates persist? We think it depends on your perspective. On one hand, consumers and businesses are able to continue borrowing at affordable interest rates. On the other hand, savers may continue to see returns lower than the rate of inflation.

At USAA Investments, we believe the Fed is likely to raise interest rates at a gradual pace. We've long held the belief that interest rates will stay lower for longer than many market participants expect. Currently, there is no urgency for the Fed to act. Interest rate increases are typically a response to an overheating economy, and the U.S. remains in slow-growth mode with low inflation. Americans are still carrying large amounts of household debt, so higher interest rates are likely to hinder their spending and slow what little growth there is.

Tax-exempt bonds, like most other fixed-income investments, generated positive returns during the reporting period. Municipal bonds performed well, as investors continued to favor them for their tax-advantaged status. At the same time, municipal issuance remained low, though it has increased since January 2016. Still, the supply is far from enough to satisfy demand and we expect municipal bonds to continue to benefit from this situation for some time to come. Although state and local finances are in better shape than they were a few years ago, municipal governments have been reluctant to take on additional debt. We believe eventually this will change, but likely not for the foreseeable future.

Looking ahead, the end of 2016 is just weeks away. The closing weeks of a year can be a good time to take a look at your financial situation with a goal of getting your finances in order. One way to help ensure you're doing the most with what you have is to consider investing a set amount each month, also known as dollar-cost averaging. Please call USAA Investments to speak with a financial advisor. We are committed to helping you meet your financial objectives.

On behalf of everyone at USAA Investments, thank you for relying on us to help you with your investment needs. We appreciate the opportunity to serve you.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Investments

Investments provided by USAA Investment Management Company and USAA Financial Advisors, Inc., both registered broker-dealers, and affiliates. Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGER'S COMMENTARY ON THE FUND                                              2

INVESTMENT OVERVIEW                                                           5

FINANCIAL INFORMATION

    Portfolio of Investments                                                  9

    Notes to Portfolio of Investments                                        13

    Financial Statements                                                     14

    Notes to Financial Statements                                            17

EXPENSE EXAMPLE                                                              25

ADVISORY AGREEMENT(S)                                                        27

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2016, USAA. All rights reserved.

211760-1116

================================================================================

================================================================================

FUND OBJECTIVE

THE USAA VIRGINIA MONEY MARKET FUND (THE FUND) PROVIDES VIRGINIA INVESTORS WITH A HIGH LEVEL OF CURRENT INTEREST INCOME THAT IS EXEMPT FROM FEDERAL AND VIRGINIA STATE INCOME TAXES AND HAS A FURTHER OBJECTIVE OF PRESERVING CAPITAL AND MAINTAINING LIQUIDITY.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

The Fund primarily invests in high-quality Virginia tax-exempt securities with remaining maturities of 397 days or less. During normal market conditions, at least 80% of the Fund's net assets will consist of Virginia tax-exempt securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's tax rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. Any withholding election that you make will apply to any subsequent distribution unless and until you change or revoke the election. If you wish to make a withholding election or change or revoke a prior withholding election, call
(800) 531-USAA (8722) or (210) 531-8722.

If you do not have a withholding election in place by the date of a distribution, federal income tax will be withheld from the taxable portion of your distribution at a rate of 10%. If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGER'S COMMENTARY ON THE FUND

DALE R. HOFFMANN                                     [PHOTO OF DALE R. HOFFMANN]
USAA Asset Management Company

--------------------------------------------------------------------------------

o   WHAT WERE THE MARKET CONDITIONS DURING THE REPORTING PERIOD?

    When the reporting period began in April 2016, investors were still digesting the change in the Federal Reserve's (the Fed) guidance on short-term interest-rate increases. At its March 2016 policy meeting, the Fed had called for two interest rate increases in 2016, down from the four it had forecasted in December 2015. Ultimately, however, the Fed remained steady, leaving the federal funds target rate in a range between 0.25% and 0.50% throughout the reporting period.

    Although the Fed did not change its monetary policy, interest rates on money market securities rose, largely due to shifting market dynamics. At the beginning of the reporting period, the SIFMA Municipal Swap Index*, the index of seven-day variable rate demand notes (VRDNs), stood at 0.40%. It stayed near that level through July 2016 and then climbed 44 basis points to close the reporting period at 0.84%. (A basis point is 1/100(th) of a percent.) During August and September 2016, shortly before the Securities and Exchange Commission's money market fund reform became effective, a large number of money market funds sold VRDNs as they liquidated, consolidated, or shifted assets into treasury

    *The SIFMA Municipal Swap Index is a 7-day high-grade market index comprised of tax-exempt variable-rate demand obligations (VRDOs) with certain characteristics. The index is calculated and published by Bloomberg. The index is overseen by SIFMA's Municipal Swap Index Committee.

================================================================================

2  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    money market funds. This caused inventories of VRDNs to increase, leading many dealers to raise interest rates in order to attract buyers.

o HOW DID THE USAA VIRGINIA MONEY MARKET FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

    For the reporting period ended September 30, 2016, the Fund had a return of 0.01%, compared to an average return of 0.06% for the tax-exempt money market funds category, according to iMoneyNet, Inc.

    USAA Asset Management Company (the Manager) is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o   WHAT ARE THE CONDITIONS IN THE COMMONWEALTH OF VIRGINIA?

    Given its proximity to Washington, D.C. and its dependency on government and government-related jobs, Virginia's economy appears to be feeling the effects of federal spending cuts. However, at the end of the reporting period, its economy continued to be stronger than that of most states. Virginia has been proactive in cutting expenditures to maintain overall balance and has been able to post budget surpluses to restore financial reserves. Virginia's conservative fiscal practices seem to be serving it well, as it remains one of the few states rated AAA by all three credit-rating companies at the end of the reporting period. Virginia is characterized by a broad-based economy, with a well-educated work force and high wealth levels, as well as a history of conservative fiscal management.

o   WHAT WERE YOUR STRATEGIES IN THIS ENVIRONMENT?

    We continued to focus our purchases on VRDNs, which added to the Fund's yield during the reporting period. Because the VRDNs owned by

    Refer to page 6 for benchmark definition.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

================================================================================

                                           MANAGER'S COMMENTARY ON THE FUND |  3

================================================================================

    the Fund can be sold at par value (100% of face value) upon seven days or less notice, the Fund had the flexibility to take advantage of higher interest rates. Many of the Fund's VRDNs also are guaranteed by a bank letter-of-credit for the payment of both principal and interest, providing the Fund with a certain degree of stability.

    In addition, the Fund benefited from investments with longer maturities. We continued to work with our in-house team of analysts to help us identify attractive opportunities for the Fund. They also continue to analyze and monitor the Fund's portfolio.

    We appreciate the opportunity to help you with your investment needs.

    As interest rates rise, bond prices generally fall; given the historically low interest rate environment, risks associated with rising interest rates may be heightened. o VRDNs are securities for which the interest rate is reset periodically; typically weekly, although reset intervals may vary. o Investing in securities products involves risk, including possible loss of principal. o Some income may be subject to state or local taxes but not the federal alternative minimum tax.

================================================================================

4  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENT OVERVIEW

USAA VIRGINIA MONEY MARKET FUND (THE FUND)
(Ticker Symbol: UVAXX)

--------------------------------------------------------------------------------
                                           9/30/16                  3/31/16
--------------------------------------------------------------------------------
Net Assets                              $161.2 Million           $172.1 Million
Net Asset Value Per Share                   $1.00                    $1.00
Dollar-Weighted Average
Portfolio Maturity(+)                      19 Days                  10 Days

(+)Obtained by multiplying the dollar value of each investment by the number of days left to its maturity, adding those figures together, and dividing them by the total dollar value of the Fund's portfolio.

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/16
--------------------------------------------------------------------------------
  3/31/16-9/30/16*          1 YEAR              5 YEARS              10 YEARS
       0.01%                 0.02%               0.03%                0.65%

--------------------------------------------------------------------------------
  7-DAY YIELD AS OF 9/30/16                     EXPENSE RATIO AS OF 3/31/16**
--------------------------------------------------------------------------------
            0.07%                                           0.70%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*Total returns for periods of less than one year are not annualized. This return is cumulative.

**The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated August 1, 2016, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

YOU COULD LOSE MONEY BY INVESTING IN THE FUND. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT CANNOT GUARANTEE IT WILL DO SO. THE FUND MAY IMPOSE A FEE UPON THE SALE OF YOUR SHARES OR MAY TEMPORARILY SUSPEND YOUR ABILITY TO SELL SHARES IF THE FUND'S LIQUIDITY FALLS BELOW REQUIRED MINIMUMS BECAUSE OF MARKET CONDITIONS OR OTHER FACTORS. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN USAA FEDERAL SAVINGS BANK, OR ANY OTHER BANK, AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE FUND'S SPONSOR HAS NO LEGAL OBLIGATION TO PROVIDE FINANCIAL SUPPORT TO THE FUND, AND YOU SHOULD NOT EXPECT THAT THE SPONSOR WILL PROVIDE FINANCIAL SUPPORT TO THE FUND AT ANY TIME.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, including reinvested distributions, or redemptions of shares. Yields and returns fluctuate. The seven-day yield quotation more closely reflects current earnings of the Fund than the total return quotation.

================================================================================

                                                        INVESTMENT OVERVIEW |  5

================================================================================

                           o 7-DAY YIELD COMPARISON o

                        [CHART OF 7-DAY YIELD COMPARISON]

                                                                   USAA VIRGINIA
                                   iMoneyNet                        MONEY MARKET
                                    AVERAGE                            FUND
 9/28/2015                           0.01%                             0.01%
10/26/2015                           0.01                              0.01
11/30/2015                           0.01                              0.01
12/28/2015                           0.01                              0.01
 1/25/2016                           0.01                              0.01
 2/29/2016                           0.01                              0.01
 3/28/2016                           0.02                              0.01
 4/25/2016                           0.03                              0.01
 5/23/2016                           0.04                              0.01
 6/27/2016                           0.05                              0.01
 7/25/2016                           0.05                              0.01
 8/29/2016                           0.09                              0.01
 9/26/2016                           0.20                              0.04

                                   [END CHART]

       Data represents the last Monday of each month. Ending date 9/26/16.

The graph tracks the USAA Virginia Money Market Fund's seven-day yield against an average of money market fund yields of all state-specific retail state tax-free and municipal money funds, calculated by iMoneyNet, Inc. iMoneyNet, Inc. is an organization that tracks the performance of money market funds.

Past performance is no guarantee of future results.

================================================================================

6  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

                         o TOP 10 INDUSTRIES - 9/30/16 o
                                (% of Net Assets)

Education ................................................................ 23.5%
Hospital ................................................................. 21.0%
Airport/Port .............................................................  9.9%
Community Service ........................................................  9.2%
Special Assessment/Tax/Fee ...............................................  8.6%
General Obligation .......................................................  6.0%
Appropriated Debt ........................................................  5.7%
Health Miscellaneous .....................................................  5.0%
Water/Sewer Utility ......................................................  5.0%
Multifamily Housing ......................................................  3.0%

                           o PORTFOLIO MIX - 9/30/16 o

                          [PIE CHART OF PORTFOLIO MIX]

VARIABLE-RATE DEMAND NOTES                                                 86.6%
FIXED-RATE INSTRUMENTS                                                     12.8%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 9-12.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

                      o CUMULATIVE PERFORMANCE OF $10,000 o

                        [CHART OF CUMULATIVE PERFORMANCE]

                                                                   USAA VIRGINIA
                                                                    MONEY MARKET
                                                                       FUND
09/30/06                                                            $10,000.00
10/31/06                                                             10,025.00
11/30/06                                                             10,050.00
12/31/06                                                             10,078.00
01/31/07                                                             10,102.00
02/28/07                                                             10,127.00
03/31/07                                                             10,154.00
04/30/07                                                             10,180.00
05/31/07                                                             10,209.00
06/30/07                                                             10,237.00
07/31/07                                                             10,263.00
08/31/07                                                             10,294.00
09/30/07                                                             10,319.00
10/31/07                                                             10,347.00
11/30/07                                                             10,374.00
12/31/07                                                             10,400.00
01/31/08                                                             10,423.00
02/29/08                                                             10,442.00
03/31/08                                                             10,464.00
04/30/08                                                             10,481.00
05/31/08                                                             10,500.00
06/30/08                                                             10,514.00
07/31/08                                                             10,527.00
08/31/08                                                             10,542.00
09/30/08                                                             10,569.00
10/31/08                                                             10,600.00
11/30/08                                                             10,610.00
12/31/08                                                             10,621.00
01/31/09                                                             10,625.00
02/28/09                                                             10,628.00
03/31/09                                                             10,632.00
04/30/09                                                             10,636.00
05/31/09                                                             10,641.00
06/30/09                                                             10,645.00
07/31/09                                                             10,649.00
08/31/09                                                             10,652.00
09/30/09                                                             10,653.00
10/31/09                                                             10,653.00
11/30/09                                                             10,653.00
12/31/09                                                             10,655.00
01/31/10                                                             10,655.00
02/28/10                                                             10,655.00
03/31/10                                                             10,655.00
04/30/10                                                             10,656.00
05/31/10                                                             10,656.00
06/30/10                                                             10,656.00
07/31/10                                                             10,656.00
08/31/10                                                             10,656.00
09/30/10                                                             10,656.00
10/31/10                                                             10,656.00
11/30/10                                                             10,656.00
12/31/10                                                             10,656.00
01/31/11                                                             10,657.00
02/28/11                                                             10,657.00
03/31/11                                                             10,657.00
04/30/11                                                             10,657.00
05/31/11                                                             10,657.00
06/30/11                                                             10,657.00
07/31/11                                                             10,657.00
08/31/11                                                             10,657.00
09/30/11                                                             10,657.00
10/31/11                                                             10,657.00
11/30/11                                                             10,657.00
12/31/11                                                             10,658.00
01/31/12                                                             10,659.00
02/29/12                                                             10,659.00
03/31/12                                                             10,659.00
04/30/12                                                             10,659.00
05/31/12                                                             10,659.00
06/30/12                                                             10,659.00
07/31/12                                                             10,659.00
08/31/12                                                             10,659.00
09/30/12                                                             10,659.00
10/31/12                                                             10,660.00
11/30/12                                                             10,660.00
12/31/12                                                             10,660.00
01/31/13                                                             10,660.00
02/28/13                                                             10,661.00
03/31/13                                                             10,661.00
04/30/13                                                             10,661.00
05/31/13                                                             10,661.00
06/30/13                                                             10,661.00
07/31/13                                                             10,661.00
08/31/13                                                             10,661.00
09/30/13                                                             10,661.00
10/31/13                                                             10,661.00
11/30/13                                                             10,661.00
12/31/13                                                             10,666.00
01/31/14                                                             10,667.00
02/28/14                                                             10,667.00
03/31/14                                                             10,667.00
04/30/14                                                             10,667.00
05/31/14                                                             10,667.00
06/30/14                                                             10,667.00
07/31/14                                                             10,667.00
08/31/14                                                             10,667.00
09/30/14                                                             10,667.00
10/31/14                                                             10,667.00
11/30/14                                                             10,667.00
12/31/14                                                             10,668.00
01/31/15                                                             10,668.00
02/28/15                                                             10,668.00
03/31/15                                                             10,668.00
04/30/15                                                             10,668.00
05/31/15                                                             10,668.00
06/30/15                                                             10,668.00
07/31/15                                                             10,668.00
08/31/15                                                             10,668.00
09/30/15                                                             10,668.00
10/31/15                                                             10,668.00
11/30/15                                                             10,669.00
12/31/15                                                             10,670.00
01/31/16                                                             10,670.00
02/29/16                                                             10,670.00
03/31/16                                                             10,670.00
04/30/16                                                             10,670.00
05/31/16                                                             10,670.00
06/30/16                                                             10,670.00
07/31/16                                                             10,670.00
08/31/16                                                             10,671.00
09/30/16                                                             10,671.00

                                   [END CHART]

                       Data from 9/30/06 through 9/30/16.

The graph illustrates the performance of a hypothetical $10,000 investment in the USAA Virginia Money Market Fund.

Past performance is no guarantee of future results. The cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on reinvested net investment income and realized capital gain distributions or on the redemption of shares. Some income may be subject to federal, state, or local taxes. For seven-day yield information, please refer to the Fund's Investment Overview.

================================================================================

8  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   CATEGORIES AND DEFINITIONS

    VARIABLE-RATE DEMAND NOTES (VRDNs) - Provide the right to sell the security at face value on either that day or within the rate-reset period. The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. The effective maturity of these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.

    FIXED-RATE INSTRUMENTS - Consist of municipal bonds, notes, and commercial paper. The interest rate is constant to maturity. Prior to maturity, the market price of a fixed-rate instrument generally varies inversely to the movement of interest rates.

o   PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

    EDA    Economic Development Authority
    IDA    Industrial Development Authority/Agency

    CREDIT ENHANCEMENTS - Adds the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the values of the securities.

    The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the Securities and Exchange Commission (SEC) regulations applicable to money market funds. In order to qualify as an eligible security, the USAA Mutual Funds Trust's Board of Trustees (the Board), must determine that the particular

================================================================================

                                                   PORTFOLIO OF INVESTMENTS |  9

================================================================================

    investment presents minimal credit risk in accordance with these SEC regulations. With respect to quality, eligible securities generally are rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO, or if unrated, determined by USAA Asset Management Company (the Manager) to be of comparable quality.

    (LIQ) Liquidity enhancement that may, under certain circumstances, provide for repayment of principal and interest upon demand from JPMorgan Chase & Co. or Royal Bank of Canada.

    (LOC) Principal and interest payments are guaranteed by a bank letter of credit or other bank credit agreement.

================================================================================

10  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

INVESTMENTS

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                 COUPON          FINAL           VALUE
(000)         SECURITY                                                                  RATE          MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------------
              VARIABLE-RATE DEMAND NOTES (86.6%)

              VIRGINIA (76.7%)
$     3,630   Albemarle County IDA (LOC - Wells Fargo & Co.)                            0.83%        10/01/2022     $  3,630
      6,400   Albemarle County IDA (LOC - SunTrust Bank)                                0.90         10/01/2037        6,400
      1,510   Alexandria IDA (LOC - Bank of America Corp.)                              0.97          7/01/2026        1,510
      1,400   Fairfax County EDA (LOC - SunTrust Bank)                                  0.90          6/01/2037        1,400
      7,000   Fairfax County IDA                                                        0.87          5/15/2042        7,000
      6,955   Fauquier County IDA (LOC - PNC Financial Services Group)                  0.87          4/01/2038        6,955
      8,000   Hampton Roads Sanitation District                                         0.85          8/01/2046        8,000
      4,205   Hanover County EDA (LOC - U.S. Bancorp)                                   0.83         11/01/2025        4,205
      3,370   Hanover County EDA (LOC - Bank of New York Mellon Corp.)                  0.83         11/01/2025        3,370
      7,820   Lexington IDA                                                             0.75          1/01/2035        7,820
      7,000   Loudoun County IDA (LOC - Northern Trust Corp.)                           0.85          6/01/2034        7,000
      8,000   Loudoun County IDA                                                        0.83          2/15/2038        8,000
      3,605   Loudoun County IDA (LOC - PNC Financial Services Group)                   0.87          3/01/2038        3,605
      7,595   Lynchburg IDA (LOC - Federal Home Loan Bank of Atlanta)                   0.86          1/01/2028        7,595
      5,000   Madison County IDA (LOC - SunTrust Bank)                                  0.91         10/01/2037        5,000
      4,000   Montgomery County IDA (LOC - Bank of New York Mellon Corp.)               0.90          6/01/2035        4,000
      8,000   Norfolk EDA                                                               0.86         11/01/2034        8,000
      4,850   Norfolk Redevelopment and Housing Auth. (LOC - Bank of America Corp.)     0.94          7/01/2034        4,850
      2,640   Roanoke County EDA (LOC - BB&T Corp.)                                     0.99         10/01/2028        2,640
      2,495   Stafford County EDA (LIQ)(a)                                              0.92          4/01/2017        2,495
        910   Stafford County IDA (LOC - U.S. Bancorp)                                  0.89          5/01/2049          910
      6,775   Transportation Board (LIQ)(a)                                             0.88          5/15/2020        6,775
      3,700   Univ. of Virginia (LIQ)(a)                                                0.87         12/01/2017        3,700
      2,000   Virginia Beach (LIQ)(a)                                                   0.87          4/01/2017        2,000
      6,825   Virginia College Building Auth. (LIQ)(a)                                  0.87          2/01/2021        6,825
                                                                                                                    --------
                                                                                                                     123,685
                                                                                                                    --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  11

================================================================================

----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                 COUPON          FINAL           VALUE
(000)         SECURITY                                                                  RATE          MATURITY         (000)
----------------------------------------------------------------------------------------------------------------------------
              DISTRICT OF COLUMBIA (9.9%)
$     8,055   Metropolitan Washington Airports Auth. (LOC - Toronto-Dominion Bank)      0.88%        10/01/2039     $  8,055
      7,800   Metropolitan Washington Airports Auth. (LOC - Sumitomo Mitsui Banking
                Corp.)                                                                  0.90         10/01/2039        7,800
                                                                                                                    --------
                                                                                                                      15,855
                                                                                                                    --------
              Total Variable-Rate Demand Notes (cost: $139,540)                                                      139,540
                                                                                                                    --------
              FIXED-RATE INSTRUMENTS (12.8%)

              VIRGINIA (12.8%)
      7,480   Commonwealth                                                              5.00          6/01/2017        7,706
     13,000   Stafford County & Staunton IDA (LOC - Bank of America Corp.)              0.80         10/18/2016       13,000
                                                                                                                    --------
                                                                                                                      20,706
                                                                                                                    --------
              Total Fixed-Rate Instruments (cost: $20,706)                                                            20,706
                                                                                                                    --------

              TOTAL INVESTMENTS (COST: $160,246)                                                                    $160,246
                                                                                                                    ========

----------------------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                  VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------------------------------
ASSETS                                                                  LEVEL 1          LEVEL 2       LEVEL 3         TOTAL
----------------------------------------------------------------------------------------------------------------------------
Variable-Rate Demand Notes                                                   $-         $139,540            $-      $139,540
Fixed-Rate Instruments                                                        -           20,706             -        20,706
----------------------------------------------------------------------------------------------------------------------------
Total                                                                        $-         $160,246            $-      $160,246
----------------------------------------------------------------------------------------------------------------------------

================================================================================

12  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Values of securities are determined by procedures and practices discussed in
    Note 1A to the financial statements.

    The cost of securities at September 30, 2016, for federal income tax purposes, was approximately the same as that reported in the financial statements.

    The Portfolio of Investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

o   SPECIFIC NOTES

    (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  13

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities (amortized cost approximates market value)                       $160,246
   Cash                                                                                             90
   Receivables:
       Capital shares sold                                                                       1,069
       Interest                                                                                    232
                                                                                              --------
           Total assets                                                                        161,637
                                                                                              --------
LIABILITIES
   Payables:
       Capital shares redeemed                                                                     293
       Dividends on capital shares                                                                   4
   Accrued management fees                                                                          43
   Other accrued expenses and payables                                                              62
                                                                                              --------
           Total liabilities                                                                       402
                                                                                              --------
               Net assets applicable to capital shares outstanding                            $161,235
                                                                                              ========
NET ASSETS CONSIST OF:
   Paid-in capital                                                                            $161,187
   Overdistribution of net investment income                                                        (1)
   Accumulated net realized gain on investments                                                     49
                                                                                              --------
               Net assets applicable to capital shares outstanding                            $161,235
                                                                                              ========
   Capital shares outstanding, unlimited number of shares authorized, no par value             161,187
                                                                                              ========
   Net asset value, redemption price, and offering price per share                            $   1.00
                                                                                              ========

See accompanying notes to financial statements.

================================================================================

14  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest income                                                                     $ 403
                                                                                       -----
EXPENSES
   Management fees                                                                       274
   Administration and servicing fees                                                      86
   Transfer agent's fees                                                                 144
   Custody and accounting fees                                                            44
   Postage                                                                                 7
   Shareholder reporting fees                                                              6
   Trustees' fees                                                                         15
   Professional fees                                                                      43
   Other                                                                                   7
                                                                                       -----
     Total expenses                                                                      626
   Expenses reimbursed                                                                  (233)
                                                                                       -----
     Net expenses                                                                        393
                                                                                       -----
NET INVESTMENT INCOME                                                                     10
                                                                                       -----
NET REALIZED GAIN ON INVESTMENTS
   Net realized gain                                                                      49
                                                                                       -----
   Increase in net assets resulting from operations                                    $  59
                                                                                       =====

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  15

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Six-month period ended September 30, 2016 (unaudited), and year ended March 31, 2016

---------------------------------------------------------------------------------------------------------
                                                                            9/30/2016           3/31/2016
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                    $      10           $      17
   Net realized gain on investments                                                49                  20
                                                                            -----------------------------
       Increase in net assets resulting from operations                            59                  37
                                                                            -----------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          (11)                (17)
   Net realized gains                                                               -                 (20)
                                                                            -----------------------------
       Distributions to shareholders                                              (11)                (37)
                                                                            -----------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                  108,459             104,952
   Reinvested dividends                                                            10                  37
   Cost of shares redeemed                                                   (119,372)           (117,276)
                                                                            -----------------------------
       Decrease in net assets from capital share transactions                 (10,903)            (12,287)
                                                                            -----------------------------
   Net decrease in net assets                                                 (10,855)            (12,287)

NET ASSETS
   Beginning of period                                                        172,090             184,377
                                                                            -----------------------------
   End of period                                                            $ 161,235           $ 172,090
                                                                            =============================
Overdistribution of net investment income:
   End of period                                                            $      (1)          $       -
                                                                            =============================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                                108,459             104,952
   Shares issued for dividends reinvested                                          10                  37
   Shares redeemed                                                           (119,372)           (117,276)
                                                                            -----------------------------
       Decrease in shares outstanding                                         (10,903)            (12,287)
                                                                            =============================

See accompanying notes to financial statements.

================================================================================

16  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 54 separate funds. Additionally, the Fund qualifies as a registered investment company under Accounting Standards Codification Topic 946. The information presented in this semiannual report pertains only to the USAA Virginia Money Market Fund (the
Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to provide Virginia investors with a high level of current interest income that is exempt from federal and Virginia state income taxes, with a further objective of preserving capital and maintaining liquidity.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures, which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  17

================================================================================

    meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager), an affiliate of the Fund. Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. All securities held in the Fund are short-term debt securities which are valued pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its purchase price, and thereafter, assumes a constant amortization to maturity of any premiums or discounts.

    2. Securities for which amortized cost valuations are considered unreliable or whose values have been materially affected by a significant event are valued in good faith at fair value, using methods determined by the Committee, under procedures to stabilize net assets and valuation procedures approved by the Board.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the Portfolio of Investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indexes.

================================================================================

18  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

C. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES - Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Interest income is recorded daily on the accrual basis. Premiums and discounts are amortized over the life of the respective securities using the straight-line method. The Fund concentrates its investments in Virginia tax-exempt securities and, therefore, may be exposed to more credit risk than portfolios with a broader geographical diversification.

E. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments.

F. EXPENSES PAID INDIRECTLY - Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  19

================================================================================

    purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended September 30, 2016, custodian and other bank credits reduced the Fund's expenses by less than $500.

G. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

H. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR), plus 100.0 basis points.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 12.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2016, the maximum annual facility fee was 9.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the USAA Funds based on their respective average net assets for the period.

================================================================================

20  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

The USAA Funds may request an optional increase of the committed loan agreement from $500 million up to $750 million. If the USAA Funds increase the committed loan agreement, the assessed facility fee on the amount of the additional commitment will be 13.0 basis points.

For the six-month period ended September 30, 2016, the Fund paid CAPCO facility fees of $1,000, which represents 0.2% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the six-month period ended September 30, 2016.

(3) DISTRIBUTIONS

The tax basis of distributions and any accumulated undistributed net investment income will be determined as of the Fund's tax year-end of March 31, 2017, in accordance with applicable federal tax law.

Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal income taxes.

At March 31, 2016, the Fund had no capital loss carryforwards, for federal income tax purposes.

For the six-month period ended September 30, 2016, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor the Fund's tax basis to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  21

================================================================================

    affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board.

    The Fund's investment management fee is accrued daily and paid monthly as a percentage of aggregate average net assets of the USAA Virginia Bond Fund and USAA Virginia Money Market Fund combined, which on an annual basis is equal to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated on a proportional basis to each Fund monthly based upon average net assets. For the six-month period ended September 30, 2016, the Fund incurred total management fees, paid or payable to the Manager, of $274,000, resulting in an effective annualized management fee of 0.32% of the Fund's average net assets for the same period.

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of the Fund's average net assets. For the six-month period ended September 30, 2016, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $86,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended September 30, 2016, the Fund reimbursed the Manager $2,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's Statement of Operations.

C. EXPENSE LIMITATION - The Manager has voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield. The Manager can modify or terminate this arrangement at any time without prior notice to shareholders. For the six-month period ended September 30, 2016, the Fund incurred reimbursable expenses of $233,000.

================================================================================

22  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets, plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. Prior to June 1, 2016, the Fund paid transfer agent service fees based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses. For the six-month period ended September 30, 2016, the Fund incurred transfer agent's fees, paid or payable to SAS, of $144,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no fee or other compensation for these services.

(5) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(6) REGULATORY MATTERS

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to the rules that govern money market funds that will affect the manner in which money market funds are structured and operated. The amendments also will allow money market funds to impose liquidity fees and suspend redemptions temporarily (redemption gates), and will impose new requirements related to diversification, stress testing, and disclosure. Money market funds that qualify as "retail" (Retail MMFs) or "government" will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value per share as they do today. Effective October 14, 2016, the Fund operates as a Retail MMF and, in doing so, will have the ability to impose liquidity fees and redemption gates.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  23

================================================================================

(7) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                             SIX-MONTH
                                            PERIOD ENDED
                                            SEPTEMBER 30,                       YEAR ENDED MARCH 31,
                                            ------------------------------------------------------------------------------
                                                2016         2016           2015         2014          2013           2012
                                            ------------------------------------------------------------------------------
Net asset value at beginning of period      $   1.00     $   1.00       $   1.00     $   1.00      $   1.00       $   1.00
                                            ------------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a)                       .00          .00            .00          .00           .00            .00
  Net realized and unrealized gain                 -          .00(a)         .00(a)       .00(a)        .00(a)           -
                                            ------------------------------------------------------------------------------
Total from investment operations(a)              .00          .00            .00          .00           .00            .00
                                            ------------------------------------------------------------------------------
Less distributions from:
  Net investment income(a)                      (.00)        (.00)          (.00)        (.00)         (.00)          (.00)
  Realized capital gains                           -         (.00)(a)       (.00)(a)     (.00)(a)      (.00)(a)          -
                                            ------------------------------------------------------------------------------
Total distributions(a)                          (.00)        (.00)          (.00)        (.00)         (.00)          (.00)
                                            ------------------------------------------------------------------------------
Net asset value at end of period            $   1.00     $   1.00       $   1.00     $   1.00      $   1.00       $   1.00
                                            ==============================================================================
Total return (%)*,(c)                            .01          .02            .01          .06           .02            .02(b)
Net assets at end of period (000)           $161,235     $172,090       $184,377     $189,070      $177,326       $187,423
Ratios to average net assets:**
  Expenses (%)(c),(d)                            .46(e)       .04            .05          .08           .19            .20(b)
  Expenses, excluding reimbursements (%)(d)      .73(e)       .70            .66          .65           .64            .64(b)
  Net investment income (%)                      .01(e)       .01            .01          .01           .01            .02

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the iMoneyNet reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended September 30, 2016, average net assets were
    $172,101,000.
(a) Represents less than $0.01 per share.
(b) During the year ended March 31, 2012, SAS reimbursed the Fund $20,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratio by 0.01%. This decrease is excluded from the expense ratio in the Financial Highlights table.
(c) The Manager voluntarily agreed, on a temporary basis, to reimburse management, administrative, or other fees to limit the Fund's expenses and attempt to prevent a negative yield.
(d) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(e) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

24  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

EXPENSE EXAMPLE

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2016, through September 30, 2016.

ACTUAL EXPENSES

The line labeled "actual" in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to

================================================================================

                                                           EXPENSE EXAMPLE |  25

================================================================================

compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                  EXPENSES PAID
                                      BEGINNING              ENDING               DURING PERIOD*
                                    ACCOUNT VALUE        ACCOUNT VALUE            APRIL 1, 2016 -
                                    APRIL 1, 2016      SEPTEMBER 30, 2016       SEPTEMBER 30, 2016
                                    --------------------------------------------------------------
Actual                                $1,000.00            $1,000.10**                $2.31**

Hypothetical
  (5% return before expenses)          1,000.00             1,022.76**                 2.33**

 *Expenses are equal to the Fund's annualized expense ratio of 0.46%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the one-half-year period). The Fund's actual ending account value is based on its actual total return of 0.01% for the six-month period of April 1, 2016, through September 30, 2016.

**The Funds' annualized expense ratio of 0.46% above reflects a change in the transfer agency fee structure from a per-account fee to an asset-based fee effective June 1, 2016. Had this change been in effect for the entire six-month period of April 1, 2016, through September 30, 2016, the Funds' expense ratio would have been 0.50%, net of expenses paid indirectly, and the values in the table above would be as shown below.

                                                                                  EXPENSES PAID
                                      BEGINNING              ENDING               DURING PERIOD*
                                    ACCOUNT VALUE        ACCOUNT VALUE            APRIL 1, 2016 -
                                    APRIL 1, 2016      SEPTEMBER 30, 2016       SEPTEMBER 30, 2016
                                    --------------------------------------------------------------
Actual                                $1,000.00            $1,000.10                  $2.51

Hypothetical
  (5% return before expenses)          1,000.00             1,022.56                   2.54

================================================================================

26  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

ADVISORY AGREEMENT(S)

September 30, 2016 (unaudited)

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 22, 2016, the Board, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuation of the Advisory Agreement with management and with experienced counsel retained by the Independent Trustees (Independent Counsel) and received materials from such Independent Counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with Independent Counsel at which no representatives of management were present. At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  27

================================================================================

Advisory Agreement is considered, particular focus is given to information concerning Fund performance, fees and total expenses as compared to comparable investment companies, and the Manager's profitability with respect to the Fund. However, the Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by Independent Counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well

================================================================================

28  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes the Fund and all other no-load retail "other states" tax-exempt money market funds regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services as well as any fee waivers or reimbursements - was equal to the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was below the median of its expense group and its expense universe. The Board took into account the various services provided to the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  29

================================================================================

Fund by the Manager and its affiliates, including the nature and high quality of the services provided by the Manager. The Board also noted the level and method of computing the management fee. The Board took into account management's discussion of the Fund's expenses, noting that the Manager had reimbursed a significant portion of Fund expenses during the previous year. In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional "other states" tax-exempt money market funds regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and above its Lipper index for the one-year period ended December 31, 2015, and was above the average of its performance universe and its Lipper index for the three-, five-, and ten-year periods ended December 31, 2015. The Board also noted that the Fund's percentile performance ranking was in the top 40% of its performance universe for the one-and five-year periods ended December 31, 2015 and was in the top 25% of its performance universe for the three-and ten-year periods ended December 31, 2015. The Board also took into account management's discussion regarding current market conditions.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses, noting that the Manager has reimbursed a portion of its management fee for the Fund.

================================================================================

30  | USAA VIRGINIA MONEY MARKET FUND

================================================================================

In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Board also took into account the high quality of the services received by the Fund from the Manager as well as the type of fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board noted that the Fund has advisory fee breakpoints that allow the Fund to participate in economies of scale and that such economies of scale currently were reflected in the advisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that the Fund may realize additional economies of scale if assets increase proportionally more than some expenses. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives and to relevant indices; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability from its relationship with the Fund is reasonable in light of the nature and high quality of services provided by the Manager and the type of fund. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  31

================================================================================

TRUSTEES                                Daniel S. McNamara
                                        Robert L. Mason, Ph.D.
                                        Jefferson C. Boyce
                                        Dawn M. Hawley
                                        Paul L. McNamara
                                        Barbara B. Ostdiek, Ph.D.
                                        Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                       USAA Asset Management Company
INVESTMENT ADVISER                      P.O. Box 659453
                                        San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                         USAA Investment Management Company
DISTRIBUTOR                             P.O. Box 659453
                                        San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                          USAA Shareholder Account Services
                                        9800 Fredericksburg Road
                                        San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                           State Street Bank and Trust Company
ACCOUNTING AGENT                        P.O. Box 1713
                                        Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                             Ernst & Young LLP
REGISTERED PUBLIC                       100 West Houston St., Suite 1700
ACCOUNTING FIRM                         San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                             Under "My Accounts" on
SELF-SERVICE 24/7                       usaa.com select your mutual fund
AT USAA.COM                             account and either click the link or
                                        select 'I want to...' and select
OR CALL                                 the desired action.
(800) 531-USAA (8722)
(210) 531-8722
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722) or (210) 531-8722;
(ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

                                                                  --------------
      USAA                                                           PRSRT STD
      9800 Fredericksburg Road                                     U.S. Postage
      San Antonio, TX 78288                                            PAID
                                                                       USAA
                                                                  --------------

>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA      We know what it means to serve.(R)

   =============================================================================
   39606-1116                                (C)2016, USAA. All rights reserved.


ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Corporate Governance Committee selects and nominates candidates for membership on the Board as independent trustees. The Corporate Governance Committee has adopted procedures to consider Board candidates suggested by shareholders. The procedures are initiated by the receipt of nominations submitted by a fund shareholder sent to Board member(s) at the address specified in fund disclosure documents or as received by AMCO or a fund officer. Any recommendations for a nomination by a shareholder, to be considered by the Board, must include at least the following information: name; date of birth; contact information; education; business profession and other expertise; affiliations; experience relating to serving on the Board; and references. The Corporate Governance Committee gives shareholder recommendations the same consideration as any other candidate.


ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.


















SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended September 30, 2016

By:*     /S/ DANIEL J. MAVICO
         -----------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary

Date:      11/28/2016
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:      11/28/2016
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:       11/28/2016
         ------------------------------

*Print the name and title of each signing officer under his or her signature.